UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03114

Fidelity Select Portfolios

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2020

Item 1.

Reports to Stockholders

Fidelity® Select Portfolios®
Consumer Discretionary Sector

Automotive Portfolio

Communication Services Portfolio

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Leisure Portfolio

Retailing Portfolio

Annual Report

February 29, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

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Contents

Note to Shareholders
Automotive Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Communication Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Construction and Housing Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Consumer Discretionary Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Leisure Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Retailing Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to shareholders:
(No Action is Required by You)

As part of a regular review of its organizational structure, Fidelity has decided to merge certain entities to streamline operations, increase efficiency, simplify reporting, and reduce legal, compliance, and accounting complexity and costs. In separate events, Fidelity has merged four of its investment advisers and two of its broker-dealers.

Effective on or about January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to “Fidelity Management & Research Company LLC”.

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. (“FIISC”). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to “Fidelity Distributors Company LLC”.

These mergers are not expected to affect fund shareholders or Fidelity clients, nor are they expected to result in any changes to the day-to-day management of Fidelity’s brokerage services, the Fidelity funds, their investment policies and practices, their portfolio management teams, or the funds’ expenses.

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following the end of this reporting period, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Automotive Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Automotive Portfolio	9.14%	2.98%	9.66%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Automotive Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,144	Automotive Portfolio
$32,918	S&P 500® Index

Automotive Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Elliot Mattingly:  For the fiscal year, the fund gained 9.14%, outpacing the 6.04% advance of the FactSet Automotive Linked Index, as well as the broad-based S&P 500® index. The fund’s outperformance of the FactSet industry index was due to favorable positioning within the top-performing diversified support services group. Strong stock picks among automobile manufacturers, as well as auto parts & equipment companies, also helped. Specifically, the leading individual relative contributor was an overweight stake in electric vehicle maker Tesla (+108%), the portfolio’s largest holding at period end. Further bolstering relative performance was the fund’s timely positioning in KAR Auction Services (+24%). In June, the firm’s salvage auction business was spun-off, creating a new, publicly traded company formally named IAA that continued to be held in the portfolio as of February 29. What remained of Kar Auction Services was its less-attractive wholesale auction segment of the company, which was sold prior to period end. An overweighting in salvage auction company Copart (+43%) also added value the past 12 months and was a top-10 holding at the conclusion of the period. In contrast, lackluster investment choices within the construction machinery & heavy trucks industry group outweighed the impact of a beneficial overweighting in this strong-performing category. A larger-than-index position in shares of Lear (-25%), a maker of automotive seats and wiring harnesses, was the biggest stock-specific detractor. The fund’s overweighting in auto manufacturer General Motors (-20%) and an out-of-index stake in Allison Transmission Holdings (-17%) also weighed on the portfolio’s relative result. Lear, General Motors and Allison all continued to be held in portfolio fund at the end of the fiscal year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Automotive Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Tesla, Inc.	10.7
General Motors Co.	10.4
Toyota Motor Corp. sponsored ADR	9.9
Honda Motor Co. Ltd. sponsored ADR	8.3
Aptiv PLC	5.4
Copart, Inc.	5.2
Ford Motor Co.	4.9
O'Reilly Automotive, Inc.	4.7
AutoZone, Inc.	4.4
Ferrari NV	3.4
67.3

Top Industries (% of fund's net assets)

As of February 29, 2020
Automobiles	51.4%
Auto Components	16.0%
Specialty Retail	15.8%
Commercial Services & Supplies	7.3%
Distributors	5.3%
All Others*	4.2%

* Includes short-term investments and net other assets (liabilities).

Automotive Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Auto Components - 16.0%
Auto Parts & Equipment - 15.7%
Aptiv PLC	25,059	$1,957,358
Autoliv, Inc.	3,815	254,575
BorgWarner, Inc.	21,615	683,034
Gentex Corp.	28,067	749,389
Lear Corp.	8,202	912,062
Magna International, Inc. Class A (sub. vtg.)	25,367	1,154,532
		5,710,950
Tires & Rubber - 0.3%
The Goodyear Tire & Rubber Co.	11,242	108,879

TOTAL AUTO COMPONENTS		5,819,829

Automobiles - 51.0%
Automobile Manufacturers - 51.0%
Ferrari NV	7,808	1,231,712
Fiat Chrysler Automobiles NV	45,726	568,831
Ford Motor Co.	255,604	1,779,004
General Motors Co.	124,388	3,793,834
Honda Motor Co. Ltd. sponsored ADR	117,807	3,022,928
Subaru Corp.	10,471	254,300
Tata Motors Ltd. sponsored ADR (a)	49,000	448,840
Tesla, Inc. (a)	5,848	3,906,403
Toyota Motor Corp. sponsored ADR	27,626	3,612,100
		18,617,952
Commercial Services & Supplies - 7.3%
Diversified Support Services - 7.3%
Copart, Inc. (a)	22,599	1,909,164
IAA Spinco, Inc. (a)	17,607	752,171
		2,661,335
Distributors - 5.3%
Distributors - 5.3%
Genuine Parts Co.	9,276	809,238
LKQ Corp. (a)	38,605	1,141,936
		1,951,174
Machinery - 1.3%
Construction Machinery & Heavy Trucks - 1.3%
Allison Transmission Holdings, Inc.	11,987	486,672
Road & Rail - 2.7%
Trucking - 2.7%
Lyft, Inc.	12,372	471,621
Uber Technologies, Inc.	15,044	509,540
		981,161
Specialty Retail - 15.8%
Automotive Retail - 15.8%
Advance Auto Parts, Inc.	4,052	538,835
AutoZone, Inc. (a)	1,560	1,610,716
CarMax, Inc. (a)	10,463	913,525
Carvana Co. Class A (a)(b)	6,157	510,477
Lithia Motors, Inc. Class A (sub. vtg.)	3,817	454,834
O'Reilly Automotive, Inc. (a)	4,662	1,718,973
		5,747,360
TOTAL COMMON STOCKS
(Cost $27,261,726)		36,265,483

Nonconvertible Preferred Stocks - 0.4%
Automobiles - 0.4%
Automobile Manufacturers - 0.4%
Volkswagen AG
(Cost $120,359)	875	145,256

Money Market Funds - 1.6%
Fidelity Cash Central Fund 1.60% (c)	48,965	48,975
Fidelity Securities Lending Cash Central Fund 1.60% (c)(d)	535,891	535,945
TOTAL MONEY MARKET FUNDS
(Cost $584,920)		584,920
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $27,967,005)		36,995,659
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(515,879)
NET ASSETS - 100%		$36,479,780

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,291
Fidelity Securities Lending Cash Central Fund	18,520
Total	$23,811

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$36,265,483	$36,265,483	$--	$--
Nonconvertible Preferred Stocks	145,256	--	145,256	--
Money Market Funds	584,920	584,920	--	--
Total Investments in Securities:	$36,995,659	$36,850,403	$145,256	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	66.0%
Japan	18.9%
Bailiwick of Jersey	5.4%
Netherlands	4.9%
Canada	3.2%
India	1.2%
Others (Individually Less Than 1%)	0.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Automotive Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $489,169) — See accompanying schedule: Unaffiliated issuers (cost $27,382,085)	$36,410,739
Fidelity Central Funds (cost $584,920)	584,920
Total Investment in Securities (cost $27,967,005)		$36,995,659
Receivable for investments sold		3,015,267
Receivable for fund shares sold		32,277
Dividends receivable		70,564
Distributions receivable from Fidelity Central Funds		695
Prepaid expenses		383
Other receivables		2,768
Total assets		40,117,613
Liabilities
Payable for investments purchased	$2,841,100
Payable for fund shares redeemed	199,467
Accrued management fee	17,884
Other affiliated payables	8,200
Other payables and accrued expenses	35,757
Collateral on securities loaned	535,425
Total liabilities		3,637,833
Net Assets		$36,479,780
Net Assets consist of:
Paid in capital		$24,895,564
Total accumulated earnings (loss)		11,584,216
Net Assets		$36,479,780
Net Asset Value, offering price and redemption price per share ($36,479,780 ÷ 1,045,014 shares)		$34.91

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$743,154
Special dividends		95,800
Income from Fidelity Central Funds (including $18,520 from security lending)		23,811
Total income		862,765
Expenses
Management fee	$199,273
Transfer agent fees	85,553
Accounting and security lending fees	14,643
Custodian fees and expenses	7,398
Independent trustees' fees and expenses	202
Registration fees	24,031
Audit	39,143
Legal	650
Miscellaneous	381
Total expenses before reductions	371,274
Expense reductions	(2,054)
Total expenses after reductions		369,220
Net investment income (loss)		493,545
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,079,996
Fidelity Central Funds	260
Foreign currency transactions	(56)
Total net realized gain (loss)		4,080,200
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,479,720)
Assets and liabilities in foreign currencies	(100)
Total change in net unrealized appreciation (depreciation)		(1,479,820)
Net gain (loss)		2,600,380
Net increase (decrease) in net assets resulting from operations		$3,093,925

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$493,545	$448,747
Net realized gain (loss)	4,080,200	1,271,345
Change in net unrealized appreciation (depreciation)	(1,479,820)	(3,853,613)
Net increase (decrease) in net assets resulting from operations	3,093,925	(2,133,521)
Distributions to shareholders	(1,655,954)	(3,068,342)
Share transactions
Proceeds from sales of shares	14,390,055	11,884,432
Reinvestment of distributions	1,571,589	2,935,846
Cost of shares redeemed	(21,701,036)	(24,976,652)
Net increase (decrease) in net assets resulting from share transactions	(5,739,392)	(10,156,374)
Total increase (decrease) in net assets	(4,301,421)	(15,358,237)
Net Assets
Beginning of period	40,781,201	56,139,438
End of period	$36,479,780	$40,781,201
Other Information
Shares
Sold	396,128	351,778
Issued in reinvestment of distributions	42,404	87,676
Redeemed	(618,672)	(710,478)
Net increase (decrease)	(180,140)	(271,024)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Automotive Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$33.29	$37.52	$36.78	$33.72	$48.82
Income from Investment Operations
Net investment income (loss)B	.46C	.36	.39D	.33	.65
Net realized and unrealized gain (loss)	2.67E	(2.15)	6.11	5.22	(9.37)
Total from investment operations	3.13	(1.79)	6.50	5.55	(8.72)
Distributions from net investment income	(.49)F	(.38)	(.20)	(.52)	(.45)
Distributions from net realized gain	(1.02)F	(2.06)	(5.56)	(1.98)	(5.93)
Total distributions	(1.51)	(2.44)	(5.76)	(2.49)G	(6.38)
Redemption fees added to paid in capitalB	–	–	–H	–H	–H
Net asset value, end of period	$34.91	$33.29	$37.52	$36.78	$33.72
Total ReturnI	9.14%E	(4.66)%	19.08%	16.80%	(20.00)%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.00%	.97%	.97%	.96%	.87%
Expenses net of fee waivers, if any	1.00%	.97%	.96%	.96%	.87%
Expenses net of all reductions	.99%	.97%	.96%	.95%	.86%
Net investment income (loss)	1.33%C	1.04%	1.04%D	.92%	1.49%
Supplemental Data
Net assets, end of period (000 omitted)	$36,480	$40,781	$56,139	$54,069	$65,745
Portfolio turnover rateL	45%	31%	117%	83%	80%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.07%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .83%.

 E Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.19 per share. Excluding these litigation proceeds, the total return would have been 8.58%.

 F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 G Total distributions of $2.49 per share is comprised of distributions from net investment income of $.515 and distributions from net realized gain of $1.975 per share.

 H Amount represents less than $.005 per share.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	5.47%	6.06%	14.01%
Class M (incl. 3.50% sales charge)	7.67%	6.48%	14.23%
Class C (incl. contingent deferred sales charge)	10.20%	7.11%	14.57%
Communication Services Portfolio	12.22%	7.40%	14.72%
Class I	12.22%	7.40%	14.72%
Class Z	12.38%	7.43%	14.74%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on November 30, 2018. Returns prior to November 30, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Communication Services Portfolio, a class of the fund, on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$39,488	Communication Services Portfolio
$32,918	S&P 500® Index

Communication Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Matthew Drukker:  For the fiscal year, the fund's share classes gained roughly 12%, notably outpacing the 9.62% result of the sector benchmark, the MSCI U.S. IMI Communication Services 25/50 Index, and the S&P 500®. Communication services stocks benefited from their relatively limited exposure to global trade uncertainty this year. Many also capitalized on digital growth trends that drove strong business fundamentals the past 12 months. Versus the sector benchmark, both stock and market selection added value. Stock picking in the interactive home entertainment segment contributed more than any other group. Within this segment, an outsized stake in video game developer Activision Blizzard (+39%) benefited from the success of its franchise games, as well as developments in its free-to-play and mobile business lines. Additionally, non-index shares of Beijing-based Meituan Dianping (+40%), a holding company that owns mobile-centric dining services akin to those offered by U.S.-based OpenTable, GrubHub and Yelp, also gained strongly. I sold Meituan Dianping by period end to take profits. Conversely, untimely ownership of Sinclair Broadcast Group, which owns local television networks, dragged on the fund's relative return, as did a larger-than-index stake in World Wrestling Entertainment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Communication Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Alphabet, Inc. Class A	24.2
Facebook, Inc. Class A	17.3
Activision Blizzard, Inc.	7.8
The Walt Disney Co.	4.8
Netflix, Inc.	4.7
Liberty Broadband Corp. Class A	4.7
Verizon Communications, Inc.	4.4
Liberty Global PLC Class C	3.9
Lyft, Inc.	3.1
T-Mobile U.S., Inc.	2.6
77.5

Top Industries (% of fund's net assets)

As of February 29, 2020
Interactive Media & Services	44.3%
Entertainment	24.0%
Media	17.8%
Diversified Telecommunication Services	5.1%
Wireless Telecommunication Services	4.1%
All Others*	4.7%

* Includes short-term investments and net other assets (liabilities).

Communication Services Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Communications Equipment - 1.0%
Communications Equipment - 1.0%
EchoStar Holding Corp. Class A (a)	169,200	$5,908,464
Diversified Telecommunication Services - 5.1%
Alternative Carriers - 0.7%
GCI Liberty, Inc. (a)	28,132	1,944,203
Vonage Holdings Corp. (a)	275,500	2,468,480
		4,412,683
Integrated Telecommunication Services - 4.4%
Verizon Communications, Inc.	482,400	26,126,784

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		30,539,467

Entertainment - 24.0%
Interactive Home Entertainment - 12.9%
Activision Blizzard, Inc.	799,100	46,451,683
DouYu International Holdings Ltd. ADR	579,465	4,502,443
Electronic Arts, Inc. (a)	132,500	13,431,525
Take-Two Interactive Software, Inc. (a)	89,300	9,597,964
Zynga, Inc. (a)	430,400	2,887,984
		76,871,599
Movies & Entertainment - 11.1%
Lions Gate Entertainment Corp.:
Class A (a)	34,500	274,275
Class B (a)	282,834	2,092,972
Netflix, Inc. (a)	75,800	27,972,474
Spotify Technology SA (a)	33,800	4,634,656
The Walt Disney Co.	243,871	28,691,423
World Wrestling Entertainment, Inc. Class A	58,600	2,740,722
		66,406,522

TOTAL ENTERTAINMENT		143,278,121

Interactive Media & Services - 44.3%
Interactive Media & Services - 44.3%
Alphabet, Inc. Class A (a)	107,600	144,103,300
ANGI Homeservices, Inc. Class A (a)(b)	1,091,300	7,780,969
Facebook, Inc. Class A (a)	534,200	102,817,474
Match Group, Inc. (a)(b)	18,200	1,183,000
Twitter, Inc. (a)	151,400	5,026,480
Zillow Group, Inc. Class A (a)	51,100	2,844,737
		263,755,960
Media - 17.8%
Broadcasting - 4.9%
CBS Corp. Class B	380,800	9,371,488
Liberty Media Corp.:
Liberty Media Class A (a)	250,962	9,408,565
Liberty SiriusXM Series A (a)	129,700	5,793,699
Sinclair Broadcast Group, Inc. Class A	200,200	4,646,642
		29,220,394
Cable & Satellite - 12.9%
Altice U.S.A., Inc. Class A (a)	120,500	3,116,130
Comcast Corp. Class A	367,200	14,845,896
DISH Network Corp. Class A (a)	105,639	3,541,019
Liberty Broadband Corp. Class A (a)	223,523	27,645,325
Liberty Global PLC Class C (a)	1,253,400	23,300,706
Liberty Latin America Ltd. Class C (a)	190,800	2,898,252
SES SA (France) (depositary receipt)	105,700	1,211,995
		76,559,323

TOTAL MEDIA		105,779,717

Road & Rail - 3.1%
Trucking - 3.1%
Lyft, Inc.	483,300	18,423,396
Wireless Telecommunication Services - 4.1%
Wireless Telecommunication Services - 4.1%
Millicom International Cellular SA	37,600	1,711,176
Sprint Corp. (a)	771,211	7,087,429
T-Mobile U.S., Inc. (a)	174,600	15,741,936
		24,540,541
TOTAL COMMON STOCKS
(Cost $482,443,505)		592,225,666

Money Market Funds - 1.6%
Fidelity Securities Lending Cash Central Fund 1.60% (c)(d)
(Cost $9,111,739)	9,110,828	9,111,739
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $491,555,244)		601,337,405
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(5,662,157)
NET ASSETS - 100%		$595,675,248

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment made with cash collateral received from securities on loan.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$112,503
Fidelity Securities Lending Cash Central Fund	116,550
Total	$229,053

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$592,225,666	$591,013,671	$1,211,995	$--
Money Market Funds	9,111,739	9,111,739	--	--
Total Investments in Securities:	$601,337,405	$600,125,410	$1,211,995	$--

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $8,956,756) — See accompanying schedule: Unaffiliated issuers (cost $482,443,505)	$592,225,666
Fidelity Central Funds (cost $9,111,739)	9,111,739
Total Investment in Securities (cost $491,555,244)		$601,337,405
Receivable for investments sold		11,742,384
Receivable for fund shares sold		1,060,106
Distributions receivable from Fidelity Central Funds		24,584
Prepaid expenses		3,734
Other receivables		5,272
Total assets		614,173,485
Liabilities
Payable to custodian bank	$1,041,427
Payable for investments purchased	3,391,393
Payable for fund shares redeemed	4,500,980
Accrued management fee	292,177
Distribution and service plan fees payable	5,118
Other affiliated payables	113,113
Other payables and accrued expenses	43,704
Collateral on securities loaned	9,110,325
Total liabilities		18,498,237
Net Assets		$595,675,248
Net Assets consist of:
Paid in capital		$475,585,897
Total accumulated earnings (loss)		120,089,351
Net Assets		$595,675,248
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($9,947,014 ÷ 164,073 shares)(a)		$60.63
Maximum offering price per share (100/94.25 of $60.63)		$64.33
Class M:
Net Asset Value and redemption price per share ($2,263,711 ÷ 37,402 shares)(a)		$60.52
Maximum offering price per share (100/96.50 of $60.52)		$62.72
Class C:
Net Asset Value and offering price per share ($1,982,191 ÷ 32,928 shares)(a)		$60.20
Communication Services:
Net Asset Value, offering price and redemption price per share ($577,156,767 ÷ 9,489,834 shares)		$60.82
Class I:
Net Asset Value, offering price and redemption price per share ($2,492,813 ÷ 40,998 shares)		$60.80
Class Z:
Net Asset Value, offering price and redemption price per share ($1,832,752 ÷ 30,120 shares)		$60.85

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$3,451,624
Income from Fidelity Central Funds (including $116,550 from security lending)		229,053
Total income		3,680,677
Expenses
Management fee	$3,337,779
Transfer agent fees	1,120,685
Distribution and service plan fees	29,135
Accounting and security lending fees	228,790
Custodian fees and expenses	15,609
Independent trustees' fees and expenses	3,324
Registration fees	109,915
Audit	45,346
Legal	1,654
Interest	2,721
Miscellaneous	4,313
Total expenses before reductions	4,899,271
Expense reductions	(60,581)
Total expenses after reductions		4,838,690
Net investment income (loss)		(1,158,013)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	57,250,691
Fidelity Central Funds	1,478
Foreign currency transactions	2,429
Total net realized gain (loss)		57,254,598
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	13,008,696
Fidelity Central Funds	(65)
Total change in net unrealized appreciation (depreciation)		13,008,631
Net gain (loss)		70,263,229
Net increase (decrease) in net assets resulting from operations		$69,105,216

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,158,013)	$844,441
Net realized gain (loss)	57,254,598	199,087,558
Change in net unrealized appreciation (depreciation)	13,008,631	(164,960,880)
Net increase (decrease) in net assets resulting from operations	69,105,216	34,971,119
Distributions to shareholders	(180,128,842)	(67,435,980)
Share transactions - net increase (decrease)	141,718,647	88,069,949
Total increase (decrease) in net assets	30,695,021	55,605,088
Net Assets
Beginning of period	564,980,227	509,375,139
End of period	$595,675,248	$564,980,227

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Communication Services Portfolio Class A

Years ended February 28,	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$74.84	$78.20
Income from Investment Operations
Net investment income (loss)C	(.30)	(.12)
Net realized and unrealized gain (loss)	8.78	2.68
Total from investment operations	8.48	2.56
Distributions from net investment income	–	(.14)
Distributions from net realized gain	(22.69)	(5.77)
Total distributions	(22.69)	(5.91)
Net asset value, end of period	$60.63	$74.85
Total ReturnD,E,F	11.90%	3.83%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.07%	1.13%I
Expenses net of fee waivers, if any	1.07%	1.12%I
Expenses net of all reductions	1.06%	1.11%I
Net investment income (loss)	(.47)%	(.68)%I
Supplemental Data
Net assets, end of period (000 omitted)	$9,947	$715
Portfolio turnover rateJ	73%	107%

 A For the year ended February 29.

 B For the period November 30, 2018 (commencement of sale of shares) to February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio Class M

Years ended February 28,	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$74.82	$78.20
Income from Investment Operations
Net investment income (loss)C	(.48)	(.16)
Net realized and unrealized gain (loss)	8.75	2.67
Total from investment operations	8.27	2.51
Distributions from net investment income	–	(.12)
Distributions from net realized gain	(22.57)	(5.77)
Total distributions	(22.57)	(5.89)
Net asset value, end of period	$60.52	$74.82
Total ReturnD,E,F	11.58%	3.76%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.35%	1.36%I
Expenses net of fee waivers, if any	1.35%	1.35%I
Expenses net of all reductions	1.34%	1.34%I
Net investment income (loss)	(.75)%	(.90)%I
Supplemental Data
Net assets, end of period (000 omitted)	$2,264	$485
Portfolio turnover rateJ	73%	107%

 A For the year ended February 29.

 B For the period November 30, 2018 (commencement of sale of shares) to February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio Class C

Years ended February 28,	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$74.76	$78.20
Income from Investment Operations
Net investment income (loss)C	(.81)	(.25)
Net realized and unrealized gain (loss)	8.74	2.67
Total from investment operations	7.93	2.42
Distributions from net investment income	–	(.09)
Distributions from net realized gain	(22.49)	(5.77)
Total distributions	(22.49)	(5.86)
Net asset value, end of period	$60.20	$74.76
Total ReturnD,E,F	11.01%	3.63%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.86%	1.87%I
Expenses net of fee waivers, if any	1.86%	1.85%I
Expenses net of all reductions	1.85%	1.84%I
Net investment income (loss)	(1.26)%	(1.37)%I
Supplemental Data
Net assets, end of period (000 omitted)	$1,982	$377
Portfolio turnover rateJ	73%	107%

 A For the year ended February 29.

 B For the period November 30, 2018 (commencement of sale of shares) to February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$74.88	$79.70	$80.75	$68.59	$82.48
Income from Investment Operations
Net investment income (loss)B	(.12)	.13	.21	.22	.27
Net realized and unrealized gain (loss)	8.79	5.31	3.14	17.53	(8.82)
Total from investment operations	8.67	5.44	3.35	17.75	(8.55)
Distributions from net investment income	–	(.20)	(.16)	(.33)	(.23)
Distributions from net realized gain	(22.73)	(10.06)	(4.23)	(5.26)	(5.12)
Total distributions	(22.73)	(10.26)	(4.40)C	(5.59)	(5.34)D
Redemption fees added to paid in capitalB	–	–	–E	–E	–E
Net asset value, end of period	$60.82	$74.88	$79.70	$80.75	$68.59
Total ReturnF	12.22%	8.12%	4.16%	26.85%	(10.88)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.78%	.82%	.80%	.82%	.81%
Expenses net of fee waivers, if any	.78%	.81%	.80%	.82%	.81%
Expenses net of all reductions	.77%	.80%	.79%	.82%	.80%
Net investment income (loss)	(.18)%	.17%	.26%	.30%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$577,157	$562,422	$509,375	$680,392	$576,118
Portfolio turnover rateI	73%	107%	22%	33%	42%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $4.40 per share is comprised of distributions from net investment income of $.163 and distributions from net realized gain of $4.233 per share.

 D Total distributions of $5.34 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $5.115 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio Class I

Years ended February 28,	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$74.88	$78.20
Income from Investment Operations
Net investment income (loss)C	(.11)	(.06)
Net realized and unrealized gain (loss)	8.79	2.67
Total from investment operations	8.68	2.61
Distributions from net investment income	–	(.15)
Distributions from net realized gain	(22.76)	(5.77)
Total distributions	(22.76)	(5.92)
Net asset value, end of period	$60.80	$74.89
Total ReturnD,E	12.22%	3.91%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.70%H
Expenses net of fee waivers, if any	.77%	.69%H
Expenses net of all reductions	.76%	.68%H
Net investment income (loss)	(.17)%	(.30)%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,493	$452
Portfolio turnover rateI	73%	107%

 A For the year ended February 29.

 B For the period November 30, 2018 (commencement of sale of shares) to February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio Class Z

Years ended February 28,	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$74.89	$78.20
Income from Investment Operations
Net investment income (loss)C	(.03)	(.03)
Net realized and unrealized gain (loss)	8.80	2.65
Total from investment operations	8.77	2.62
Distributions from net investment income	–	(.16)
Distributions from net realized gain	(22.81)	(5.77)
Total distributions	(22.81)	(5.93)
Net asset value, end of period	$60.85	$74.89
Total ReturnD,E	12.38%	3.92%
Ratios to Average Net AssetsF,G
Expenses before reductions	.65%	.64%H
Expenses net of fee waivers, if any	.65%	.62%H
Expenses net of all reductions	.64%	.61%H
Net investment income (loss)	(.05)%	(.16)%H
Supplemental Data
Net assets, end of period (000 omitted)	$1,833	$529
Portfolio turnover rateI	73%	107%

 A For the year ended February 29.

 B For the period November 30, 2018 (commencement of sale of shares) to February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Construction and Housing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Construction and Housing Portfolio	17.10%	8.37%	14.14%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Construction and Housing Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$37,538	Construction and Housing Portfolio
$32,918	S&P 500® Index

Construction and Housing Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Neil Nabar:  For the fiscal year ending February 29, 2020, the fund gained 17.10%, besting the 14.17% advance of the MSCI U.S. IMI Construction & Housing 25/50 Index and well ahead of the S&P 500®. Construction and housing stocks performed well over the period, benefiting from declining interest rates and strong employment data. Within the MSCI industry index, the biggest subindustry winner was homebuilding (+35%), a group closely tied to interest rates. Stock picks in the homebuilding and construction & engineering segments provided the biggest boost to the fund’s relative performance, with added gains from investment choices in the residential REITS (real estate investment trusts) and building products groups. Versus the index, the fund’s top individual contributors were construction & engineering company Williams Scotsman (+72%), which benefited from price increases, and affordable, entry-level homebuilders Skyline Champion (+26%) and D.R. Horton (+38%), which target an underserved end of the market. Conversely, security selection in the home improvement retail group detracted from the fund’s relative performance, mainly due to an overweighting in Lowe’s Companies (+3%). The stock was hindered by choppy execution by management, resulting in a longer-than-expected turnaround. All the stocks mentioned here were overweightings, and Lowe’s and D.R. Horton were top-10 fund positions at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Construction and Housing Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
The Home Depot, Inc.	16.9
Lowe's Companies, Inc.	16.5
Essex Property Trust, Inc.	8.6
Johnson Controls International PLC	5.6
Camden Property Trust (SBI)	4.8
Digital Realty Trust, Inc.	4.2
D.R. Horton, Inc.	3.9
Vulcan Materials Co.	3.6
American Homes 4 Rent Class A	2.9
Fortune Brands Home & Security, Inc.	2.3
69.3

Top Industries (% of fund's net assets)

As of February 29, 2020
Specialty Retail	33.4%
Equity Real Estate Investment Trusts (Reits)	22.6%
Building Products	12.4%
Household Durables	11.9%
Construction & Engineering	6.8%
All Others*	12.9%

* Includes short-term investments and net other assets (liabilities).

Construction and Housing Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Building Products - 12.4%
Building Products - 12.4%
A.O. Smith Corp.	97,100	$3,840,305
Allegion PLC	16,800	1,931,832
Fortune Brands Home & Security, Inc.	122,000	7,533,500
Johnson Controls International PLC	488,334	17,858,374
Patrick Industries, Inc.	54,200	2,863,386
Simpson Manufacturing Co. Ltd.	27,216	2,161,767
Universal Forest Products, Inc.	74,895	3,509,580
		39,698,744
Commercial Services & Supplies - 1.1%
Environmental & Facility Services - 1.1%
ABM Industries, Inc.	105,432	3,470,821
Construction & Engineering - 6.8%
Construction & Engineering - 6.8%
AECOM (a)	88,476	3,976,111
Comfort Systems U.S.A., Inc.	56,600	2,389,652
Construction Partners, Inc. Class A (a)(b)	165,500	2,815,155
Dycom Industries, Inc. (a)(b)	55,800	1,649,448
Granite Construction, Inc.	84,400	1,715,008
Jacobs Engineering Group, Inc.	12,002	1,108,265
Quanta Services, Inc.	132,700	5,059,851
Williams Scotsman Corp. (a)(b)	178,067	3,123,295
		21,836,785
Construction Materials - 5.1%
Construction Materials - 5.1%
Forterra, Inc. (a)	112,500	1,523,250
Summit Materials, Inc. (a)	159,000	3,106,860
Vulcan Materials Co.	96,331	11,584,766
		16,214,876
Electrical Equipment - 1.0%
Electrical Components & Equipment - 1.0%
Atkore International Group, Inc. (a)	82,500	3,045,075
Equity Real Estate Investment Trusts (REITs) - 22.6%
Residential REITs - 18.4%
American Homes 4 Rent Class A	362,200	9,377,358
Camden Property Trust (SBI)	143,200	15,176,336
Equity Lifestyle Properties, Inc.	99,974	6,831,223
Essex Property Trust, Inc.	96,800	27,429,248
		58,814,165
Specialized REITs - 4.2%
Digital Realty Trust, Inc.	111,700	13,416,287

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		72,230,452

Household Durables - 11.9%
Homebuilding - 11.9%
Blu Homes, Inc. (a)(c)(d)	11,990,913	20,739
D.R. Horton, Inc.	230,000	12,252,100
M.D.C. Holdings, Inc.	103,400	4,067,756
NVR, Inc. (a)	2,013	7,382,033
PulteGroup, Inc.	166,500	6,693,300
Skyline Champion Corp. (a)	129,090	3,289,213
TopBuild Corp. (a)	42,300	4,272,300
		37,977,441
Mortgage Real Estate Investment Trusts - 1.6%
Mortgage REITs - 1.6%
MFA Financial, Inc.	701,800	5,074,014
Paper & Forest Products - 1.1%
Forest Products - 1.1%
Louisiana-Pacific Corp.	117,800	3,351,410
Real Estate Management & Development - 1.7%
Diversified Real Estate Activities - 0.7%
The RMR Group, Inc.	61,300	2,284,038
Real Estate Services - 1.0%
Jones Lang LaSalle, Inc.	20,600	3,044,062

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		5,328,100

Specialty Retail - 33.4%
Home Improvement Retail - 33.4%
Lowe's Companies, Inc.	492,470	52,482,528
The Home Depot, Inc.	248,131	54,052,859
		106,535,387
Trading Companies & Distributors - 0.8%
Trading Companies & Distributors - 0.8%
Beacon Roofing Supply, Inc. (a)	88,300	2,622,510
TOTAL COMMON STOCKS
(Cost $245,870,305)		317,385,615

Money Market Funds - 1.2%
Fidelity Securities Lending Cash Central Fund 1.60% (e)(f)
(Cost $3,874,950)	3,874,563	3,874,950
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $249,745,255)		321,260,565
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(2,355,194)
NET ASSETS - 100%		$318,905,371

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,739 or 0.0% of net assets.

 (d) Level 3 security

 (e) Investment made with cash collateral received from securities on loan.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Blu Homes, Inc.	6/10/13	$4,000,001

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$55,378
Fidelity Securities Lending Cash Central Fund	469
Total	$55,847

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$317,385,615	$317,364,876	$--	$20,739
Money Market Funds	3,874,950	3,874,950	--	--
Total Investments in Securities:	$321,260,565	$321,239,826	$--	$20,739

See accompanying notes which are an integral part of the financial statements.

Construction and Housing Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $3,670,675) — See accompanying schedule: Unaffiliated issuers (cost $245,870,305)	$317,385,615
Fidelity Central Funds (cost $3,874,950)	3,874,950
Total Investment in Securities (cost $249,745,255)		$321,260,565
Receivable for investments sold		13,933,037
Receivable for fund shares sold		716,379
Dividends receivable		106,820
Distributions receivable from Fidelity Central Funds		2,949
Prepaid expenses		2,292
Other receivables		4,056
Total assets		336,026,098
Liabilities
Payable to custodian bank	$3,092,379
Payable for investments purchased	2,655,455
Payable for fund shares redeemed	7,228,181
Accrued management fee	165,187
Other affiliated payables	63,971
Other payables and accrued expenses	40,604
Collateral on securities loaned	3,874,950
Total liabilities		17,120,727
Net Assets		$318,905,371
Net Assets consist of:
Paid in capital		$236,181,267
Total accumulated earnings (loss)		82,724,104
Net Assets		$318,905,371
Net Asset Value, offering price and redemption price per share ($318,905,371 ÷ 5,445,538 shares)		$58.56

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$5,089,708
Income from Fidelity Central Funds (including $469 from security lending)		55,847
Total income		5,145,555
Expenses
Management fee	$1,659,273
Transfer agent fees	554,584
Accounting and security lending fees	120,755
Custodian fees and expenses	17,653
Independent trustees' fees and expenses	1,567
Registration fees	56,957
Audit	38,611
Legal	2,785
Interest	3,234
Miscellaneous	2,079
Total expenses before reductions	2,457,498
Expense reductions	(25,915)
Total expenses after reductions		2,431,583
Net investment income (loss)		2,713,972
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	32,794,214
Total net realized gain (loss)		32,794,214
Change in net unrealized appreciation (depreciation) on investment securities		3,334,280
Net gain (loss)		36,128,494
Net increase (decrease) in net assets resulting from operations		$38,842,466

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,713,972	$2,254,551
Net realized gain (loss)	32,794,214	29,972,866
Change in net unrealized appreciation (depreciation)	3,334,280	(23,163,019)
Net increase (decrease) in net assets resulting from operations	38,842,466	9,064,398
Distributions to shareholders	(24,490,216)	(33,784,910)
Share transactions
Proceeds from sales of shares	299,727,079	27,995,296
Reinvestment of distributions	22,923,116	32,148,706
Cost of shares redeemed	(243,352,371)	(141,586,264)
Net increase (decrease) in net assets resulting from share transactions	79,297,824	(81,442,262)
Total increase (decrease) in net assets	93,650,074	(106,162,774)
Net Assets
Beginning of period	225,255,297	331,418,071
End of period	$318,905,371	$225,255,297
Other Information
Shares
Sold	4,813,223	490,715
Issued in reinvestment of distributions	383,278	612,966
Redeemed	(3,905,073)	(2,484,098)
Net increase (decrease)	1,291,428	(1,380,417)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Construction and Housing Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$54.22	$59.88	$61.70	$53.16	$59.74
Income from Investment Operations
Net investment income (loss)B	.53	.49	.44	.37	.33
Net realized and unrealized gain (loss)	8.71	1.32	6.58	10.29	(5.02)
Total from investment operations	9.24	1.81	7.02	10.66	(4.69)
Distributions from net investment income	(.60)	(.55)	(.30)	(.45)	(.23)
Distributions from net realized gain	(4.31)	(6.92)	(8.53)	(1.67)	(1.66)
Total distributions	(4.90)C	(7.47)	(8.84)D	(2.12)	(1.89)
Redemption fees added to paid in capitalB	–	–	–E	–E	–E
Net asset value, end of period	$58.56	$54.22	$59.88	$61.70	$53.16
Total ReturnF	17.10%	4.03%	11.07%	20.23%	(8.11)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.79%	.80%	.80%	.80%	.81%
Expenses net of fee waivers, if any	.79%	.80%	.80%	.80%	.80%
Expenses net of all reductions	.79%	.79%	.79%	.79%	.80%
Net investment income (loss)	.88%	.86%	.69%	.62%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$318,905	$225,255	$331,418	$404,526	$449,303
Portfolio turnover rateI	161%	90%	56%	87%	80%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $4.90 per share is comprised of distributions from net investment income of $.598 and distributions from net realized gain of $4.306 per share.

 D Total distributions of $8.84 per share is comprised of distributions from net investment income of $.303 and distributions from net realized gain of $8.534 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Consumer Discretionary Portfolio	5.30%	8.31%	13.91%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Discretionary Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$36,785	Consumer Discretionary Portfolio
$32,918	S&P 500® Index

Consumer Discretionary Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Katherine Shaw:  For the fiscal year, the fund gained 5.30%, trailing the 6.56% advance of the benchmark MSCI U.S. IMI Consumer Discretionary 25/50 Index and the broad-market S&P 500® index. Consumer discretionary stocks benefited from the overall strength of U.S. consumers during the past 12 months, with lower interest rates, near-historically low unemployment and slightly rising wages all supporting factors. However, the sector fell short of the broad U.S. equity market, due in part to growing anxiety related to the new coronavirus outbreak and its impact on consumer spending and the global economy. Versus the sector index, largely avoiding electric vehicle maker Tesla weighed on the fund’s relative performance the most. We exited the fund’s position in Tesla by February 29. This hurt because shares of Tesla gained 109% this period, notably rising higher in January and February on better-than-expected fourth-quarter financial results and optimism about the company’s future growth potential. The fund’s overweighting in Royal Caribbean Cruises (-29%) also hurt. The stock fell sharply late in the period as investors became increasingly concerned about how coronavirus will affect the cruise industry’s business in 2020. Conversely, Burlington Stores (+27%), a sizable fund holding, was the fund’s top individual contributor versus the sector benchmark. The stock rose on consecutive quarters of better-than-expected financial results. Not owning automaker and index component General Motors (-20%) also boosted the fund’s relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consumer Discretionary Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Amazon.com, Inc.	25.1
The Home Depot, Inc.	8.3
McDonald's Corp.	5.0
Starbucks Corp.	4.2
Lowe's Companies, Inc.	4.0
Burlington Stores, Inc.	3.9
NIKE, Inc. Class B	3.6
The Booking Holdings, Inc.	3.4
TJX Companies, Inc.	3.3
Dollar Tree, Inc.	2.7
63.5

Top Industries (% of fund's net assets)

As of February 29, 2020
Internet & Direct Marketing Retail	28.7%
Specialty Retail	27.4%
Hotels, Restaurants & Leisure	20.2%
Textiles, Apparel & Luxury Goods	9.5%
Multiline Retail	6.8%
All Others*	7.4%

* Includes short-term investments and net other assets (liabilities).

Consumer Discretionary Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 101.3%
	Shares	Value
Automobiles - 0.3%
Automobile Manufacturers - 0.3%
Ferrari NV	8,597	$1,356,177
Commercial Services & Supplies - 0.2%
Diversified Support Services - 0.2%
Copart, Inc. (a)	10,058	849,700
Diversified Consumer Services - 1.0%
Education Services - 1.0%
Grand Canyon Education, Inc. (a)	42,123	3,398,484
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	6,290	804,428
		4,202,912
Entertainment - 0.5%
Movies & Entertainment - 0.5%
Live Nation Entertainment, Inc. (a)	7,032	427,335
Netflix, Inc. (a)	2,128	785,296
World Wrestling Entertainment, Inc. Class A	17,093	799,440
		2,012,071
Food & Staples Retailing - 1.9%
Food Distributors - 0.9%
Performance Food Group Co. (a)	43,692	1,852,541
U.S. Foods Holding Corp. (a)	55,791	1,876,809
		3,729,350
Hypermarkets & Super Centers - 1.0%
BJ's Wholesale Club Holdings, Inc. (a)	114,232	2,200,108
Walmart, Inc.	14,963	1,611,216
		3,811,324

TOTAL FOOD & STAPLES RETAILING		7,540,674

Hotels, Restaurants & Leisure - 20.2%
Casinos & Gaming - 1.6%
Churchill Downs, Inc.	21,846	2,744,731
Eldorado Resorts, Inc. (a)	71,007	3,563,131
		6,307,862
Hotels, Resorts & Cruise Lines - 3.6%
Hilton Grand Vacations, Inc. (a)	45,704	1,218,469
Hilton Worldwide Holdings, Inc.	50,700	4,928,040
Marriott Vacations Worldwide Corp.	31,478	3,046,441
Royal Caribbean Cruises Ltd.	65,348	5,254,633
		14,447,583
Leisure Facilities - 2.2%
Drive Shack, Inc. (a)	156,600	447,876
Planet Fitness, Inc. (a)	57,796	3,900,652
SeaWorld Entertainment, Inc. (a)	42,680	1,161,323
Vail Resorts, Inc.	16,212	3,446,833
		8,956,684
Restaurants - 12.8%
ARAMARK Holdings Corp.	73,168	2,541,856
Chipotle Mexican Grill, Inc. (a)	8,072	6,244,338
McDonald's Corp.	104,416	20,274,455
Noodles & Co. (a)	60,100	488,012
Starbucks Corp.	214,687	16,837,901
Yum! Brands, Inc.	58,015	5,177,839
		51,564,401

TOTAL HOTELS, RESTAURANTS & LEISURE		81,276,530

Household Durables - 3.7%
Homebuilding - 3.7%
D.R. Horton, Inc.	113,281	6,034,479
Lennar Corp. Class A	62,793	3,788,930
M/I Homes, Inc. (a)	10,200	379,746
NVR, Inc. (a)	1,257	4,609,645
		14,812,800
Interactive Media & Services - 0.6%
Interactive Media & Services - 0.6%
Alphabet, Inc. Class A (a)	1,644	2,201,727
Internet & Direct Marketing Retail - 28.7%
Internet & Direct Marketing Retail - 28.7%
Amazon.com, Inc. (a)	53,678	101,115,931
Delivery Hero AG (a)(b)	2,000	152,996
The Booking Holdings, Inc. (a)	8,031	13,617,845
The RealReal, Inc.	35,400	495,246
Wayfair LLC Class A (a)	3,712	234,636
		115,616,654
IT Services - 0.3%
Data Processing & Outsourced Services - 0.3%
PayPal Holdings, Inc. (a)	9,837	1,062,298
Multiline Retail - 6.8%
General Merchandise Stores - 6.8%
B&M European Value Retail SA	200,886	870,199
Dollar General Corp.	71,842	10,797,853
Dollar Tree, Inc. (a)	131,531	10,921,019
Ollie's Bargain Outlet Holdings, Inc. (a)(c)	67,569	3,437,235
Target Corp.	12,900	1,328,700
		27,355,006
Road & Rail - 0.2%
Trucking - 0.2%
Lyft, Inc.	21,600	823,392
Specialty Retail - 27.4%
Apparel Retail - 10.0%
Burlington Stores, Inc. (a)	73,100	15,808,606
Ross Stores, Inc.	82,927	9,020,799
The Children's Place Retail Stores, Inc. (c)	36,314	2,091,686
TJX Companies, Inc.	221,513	13,246,477
		40,167,568
Automotive Retail - 2.6%
AutoZone, Inc. (a)	3,893	4,019,561
Monro, Inc.	19,365	1,086,764
O'Reilly Automotive, Inc. (a)	15,084	5,561,772
		10,668,097
Computer & Electronics Retail - 0.9%
Best Buy Co., Inc.	45,543	3,445,328
Home Improvement Retail - 12.8%
Floor & Decor Holdings, Inc. Class A (a)	42,606	2,175,036
Lowe's Companies, Inc.	152,934	16,298,176
The Home Depot, Inc.	152,517	33,224,303
		51,697,515
Specialty Stores - 1.1%
Five Below, Inc. (a)	22,879	2,218,119
National Vision Holdings, Inc. (a)	22,553	785,295
Sally Beauty Holdings, Inc. (a)	28,300	352,052
Ulta Beauty, Inc. (a)	3,458	889,017
		4,244,483

TOTAL SPECIALTY RETAIL		110,222,991

Textiles, Apparel & Luxury Goods - 9.5%
Apparel, Accessories & Luxury Goods - 5.0%
adidas AG	10,005	2,816,890
Canada Goose Holdings, Inc. (a)	20,434	563,277
Capri Holdings Ltd. (a)	82,921	2,141,020
G-III Apparel Group Ltd. (a)	17,297	386,761
Hermes International SCA	584	411,952
lululemon athletica, Inc. (a)	4,230	919,644
LVMH Moet Hennessy Louis Vuitton SE	4,684	1,954,777
PVH Corp.	65,506	4,854,650
Tapestry, Inc.	134,482	3,153,603
VF Corp.	41,766	3,007,152
		20,209,726
Footwear - 4.5%
Deckers Outdoor Corp. (a)	18,400	3,197,920
NIKE, Inc. Class B	162,830	14,553,745
Puma AG	5,233	405,727
		18,157,392

TOTAL TEXTILES, APPAREL & LUXURY GOODS		38,367,118

TOTAL COMMON STOCKS
(Cost $296,023,993)		407,700,050

Money Market Funds - 0.8%
Fidelity Securities Lending Cash Central Fund 1.60% (d)(e)
(Cost $3,074,794)	3,074,486	3,074,794
TOTAL INVESTMENT IN SECURITIES - 102.1%
(Cost $299,098,787)		410,774,844
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(8,371,495)
NET ASSETS - 100%		$402,403,349

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $152,996 or 0.0% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Investment made with cash collateral received from securities on loan.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$32,782
Fidelity Securities Lending Cash Central Fund	29,429
Total	$62,211

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$407,700,050	$401,087,509	$6,612,541	$--
Money Market Funds	3,074,794	3,074,794	--	--
Total Investments in Securities:	$410,774,844	$404,162,303	$6,612,541	$--

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $2,985,535) — See accompanying schedule: Unaffiliated issuers (cost $296,023,993)	$407,700,050
Fidelity Central Funds (cost $3,074,794)	3,074,794
Total Investment in Securities (cost $299,098,787)		$410,774,844
Receivable for investments sold		3,506,395
Receivable for fund shares sold		479,937
Dividends receivable		285,916
Distributions receivable from Fidelity Central Funds		1,523
Prepaid expenses		5,509
Other receivables		19,289
Total assets		415,073,413
Liabilities
Payable to custodian bank	$2,654,940
Payable for investments purchased	1,990,818
Payable for fund shares redeemed	4,638,706
Accrued management fee	204,086
Other affiliated payables	73,244
Other payables and accrued expenses	37,720
Collateral on securities loaned	3,070,550
Total liabilities		12,670,064
Net Assets		$402,403,349
Net Assets consist of:
Paid in capital		$294,024,715
Total accumulated earnings (loss)		108,378,634
Net Assets		$402,403,349
Net Asset Value, offering price and redemption price per share ($402,403,349 ÷ 8,829,025 shares)		$45.58

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$4,442,298
Income from Fidelity Central Funds (including $29,429 from security lending)		62,211
Total income		4,504,509
Expenses
Management fee	$2,434,390
Transfer agent fees	740,728
Accounting and security lending fees	177,166
Custodian fees and expenses	15,352
Independent trustees' fees and expenses	2,457
Registration fees	41,325
Audit	44,968
Legal	3,864
Interest	4,610
Miscellaneous	4,031
Total expenses before reductions	3,468,891
Expense reductions	(14,539)
Total expenses after reductions		3,454,352
Net investment income (loss)		1,050,157
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,718,147
Redemptions in-kind with affiliated entities	4,367,344
Fidelity Central Funds	319
Foreign currency transactions	3,121
Total net realized gain (loss)		8,088,931
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	14,436,239
Assets and liabilities in foreign currencies	(160)
Total change in net unrealized appreciation (depreciation)		14,436,079
Net gain (loss)		22,525,010
Net increase (decrease) in net assets resulting from operations		$23,575,167

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,050,157	$1,297,625
Net realized gain (loss)	8,088,931	143,683,921
Change in net unrealized appreciation (depreciation)	14,436,079	(143,507,509)
Net increase (decrease) in net assets resulting from operations	23,575,167	1,474,037
Distributions to shareholders	(10,526,325)	(19,190,653)
Share transactions
Proceeds from sales of shares	141,736,274	214,831,882
Reinvestment of distributions	9,985,146	18,576,766
Cost of shares redeemed	(195,554,961)	(602,441,033)
Net increase (decrease) in net assets resulting from share transactions	(43,833,541)	(369,032,385)
Total increase (decrease) in net assets	(30,784,699)	(386,749,001)
Net Assets
Beginning of period	433,188,048	819,937,049
End of period	$402,403,349	$433,188,048
Other Information
Shares
Sold	2,990,069	4,770,097
Issued in reinvestment of distributions	214,717	447,659
Redeemed	(4,151,320)	(14,225,363)
Net increase (decrease)	(946,534)	(9,007,607)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Consumer Discretionary Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$44.31	$43.65	$37.00	$32.38	$35.23
Income from Investment Operations
Net investment income (loss)B	.11	.12	.16	.21	.24
Net realized and unrealized gain (loss)	2.26	1.87	8.17	4.73	(1.79)
Total from investment operations	2.37	1.99	8.33	4.94	(1.55)
Distributions from net investment income	(.11)	(.15)	(.14)	(.32)	(.18)
Distributions from net realized gain	(.99)	(1.18)	(1.54)	–	(1.13)
Total distributions	(1.10)	(1.33)	(1.68)	(.32)	(1.30)C
Redemption fees added to paid in capitalB	–	–	–	–D	–D
Net asset value, end of period	$45.58	$44.31	$43.65	$37.00	$32.38
Total ReturnE	5.30%	4.81%	22.79%	15.29%	(4.60)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.78%	.78%	.76%	.77%
Expenses net of fee waivers, if any	.76%	.77%	.78%	.76%	.77%
Expenses net of all reductions	.76%	.77%	.77%	.76%	.76%
Net investment income (loss)	.23%	.27%	.40%	.60%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$402,403	$433,188	$819,937	$828,992	$1,119,021
Portfolio turnover rateH	41%I	46%I	74%	39%I	69%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.30 per share is comprised of distributions from net investment income of $.175 and distributions from net realized gain of $1.126 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Leisure Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Leisure Portfolio	1.76%	7.33%	13.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Leisure Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$35,701	Leisure Portfolio
$32,918	S&P 500® Index

Leisure Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Becky Baker:  The fund gained 1.76%, modestly outpacing the 1.62% advance of the MSCI U.S. IMI Consumer Services 25/50 Index, but trailing the broad-based S&P 500® index. It was a generally strong backdrop for consumer-oriented and leisure stocks for much of the past 12 months, with rising wages and low unemployment providing tailwinds. However, the industry tumbled toward the end of the reporting period, as the market started to worry about the impact the novel coronavirus outbreak would have on demand for leisure products and experiences. As a result, the fund and index trailed the broad market for the full year. Versus the MSCI industry index, an underweighting in cruise line Carnival (-39%) was by far the fund’s top relative contributor. The stock capped off a tough period with a sharp drop in February, as investors became increasingly concerned about how the coronavirus will affect the cruise industry’s business in 2020. I sold off our stake in Carnival before period end. Another meaningful contributor was Churchill Downs (+41%), a new position this period. Churchill Downs operates horse racetracks, including its namesake in Louisville, Ky., and casinos throughout the country. The stock benefited in part from the legalization of sports betting across several states. Conversely, the fund’s biggest individual detractor was online, for-profit education provider Grand Canyon Education (-30%). The stock underperformed this period on slowing enrollment growth and concerns about how the 2020 U.S. presidential election might impact the for-profit education sector. An overweight in Royal Caribbean Cruises (-30%) also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Leisure Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
McDonald's Corp.	22.3
Starbucks Corp.	19.1
Chipotle Mexican Grill, Inc.	5.3
Hilton Worldwide Holdings, Inc.	5.0
Las Vegas Sands Corp.	4.9
Vail Resorts, Inc.	3.5
Churchill Downs, Inc.	3.2
Royal Caribbean Cruises Ltd.	3.1
Yum! Brands, Inc.	3.0
The Booking Holdings, Inc.	2.8
72.2

Top Industries (% of fund's net assets)

As of February 29, 2020
Hotels, Restaurants & Leisure	87.4%
Diversified Consumer Services	4.2%
Food & Staples Retailing	3.4%
Internet & Direct Marketing Retail	2.8%
Multiline Retail	1.2%
All Others*	1.0%

* Includes short-term investments and net other assets (liabilities).

Leisure Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 100.2%
	Shares	Value
Diversified Consumer Services - 4.2%
Education Services - 4.0%
Bright Horizons Family Solutions, Inc. (a)	54,600	$8,580,390
Chegg, Inc. (a)(b)	72,300	2,834,883
Grand Canyon Education, Inc. (a)	71,100	5,736,348
		17,151,621
Specialized Consumer Services - 0.2%
Weight Watchers International, Inc. (a)	38,300	1,149,000

TOTAL DIVERSIFIED CONSUMER SERVICES		18,300,621

Food & Staples Retailing - 3.4%
Food Distributors - 3.4%
Performance Food Group Co. (a)	202,639	8,591,894
U.S. Foods Holding Corp. (a)	185,200	6,230,128
		14,822,022
Hotels, Restaurants & Leisure - 87.4%
Casinos & Gaming - 13.8%
Aristocrat Leisure Ltd.	106,231	2,291,351
Boyd Gaming Corp.	96,200	2,569,502
Churchill Downs, Inc.	110,700	13,908,348
Eldorado Resorts, Inc. (a)	215,700	10,823,826
Galaxy Entertainment Group Ltd.	420,000	2,772,162
Las Vegas Sands Corp.	364,908	21,277,785
Penn National Gaming, Inc. (a)	203,600	6,020,452
		59,663,426
Hotels, Resorts & Cruise Lines - 14.6%
Hilton Grand Vacations, Inc. (a)	338,412	9,022,064
Hilton Worldwide Holdings, Inc.	220,297	21,412,868
Marriott International, Inc. Class A	90,393	11,208,732
Marriott Vacations Worldwide Corp.	81,297	7,867,924
Royal Caribbean Cruises Ltd.	168,990	13,588,486
		63,100,074
Leisure Facilities - 6.9%
Planet Fitness, Inc. (a)	144,500	9,752,305
SeaWorld Entertainment, Inc. (a)	177,400	4,827,054
Vail Resorts, Inc.	70,400	14,967,744
		29,547,103
Restaurants - 52.1%
Chipotle Mexican Grill, Inc. (a)	29,750	23,014,005
McDonald's Corp.	493,908	95,902,115
Noodles & Co. (a)(b)	69,500	564,340
Starbucks Corp.	1,051,000	82,429,930
Wendy's Co.	153,000	2,888,640
Yum China Holdings, Inc.	152,200	6,664,838
Yum! Brands, Inc.	146,216	13,049,778
		224,513,646

TOTAL HOTELS, RESTAURANTS & LEISURE		376,824,249

Internet & Direct Marketing Retail - 2.8%
Internet & Direct Marketing Retail - 2.8%
The Booking Holdings, Inc. (a)	7,100	12,039,186
Multiline Retail - 1.2%
General Merchandise Stores - 1.2%
Dollar General Corp.	21,200	3,186,360
Ollie's Bargain Outlet Holdings, Inc. (a)	37,800	1,922,886
		5,109,246
Road & Rail - 0.3%
Trucking - 0.3%
Lyft, Inc.	32,100	1,223,652
Textiles, Apparel & Luxury Goods - 0.9%
Apparel, Accessories & Luxury Goods - 0.9%
LVMH Moet Hennessy Louis Vuitton SE	9,100	3,797,709
TOTAL COMMON STOCKS
(Cost $306,872,451)		432,116,685

Money Market Funds - 0.3%
Fidelity Securities Lending Cash Central Fund 1.60% (c)(d)
(Cost $1,014,118)	1,014,017	1,014,118
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $307,886,569)		433,130,803
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(1,985,035)
NET ASSETS - 100%		$431,145,768

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment made with cash collateral received from securities on loan.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$49,367
Fidelity Securities Lending Cash Central Fund	38,630
Total	$87,997

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$432,116,685	$428,318,976	$3,797,709	$--
Money Market Funds	1,014,118	1,014,118	--	--
Total Investments in Securities:	$433,130,803	$429,333,094	$3,797,709	$--

See accompanying notes which are an integral part of the financial statements.

Leisure Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $981,677) — See accompanying schedule: Unaffiliated issuers (cost $306,872,451)	$432,116,685
Fidelity Central Funds (cost $1,014,118)	1,014,118
Total Investment in Securities (cost $307,886,569)		$433,130,803
Foreign currency held at value (cost $529)		528
Receivable for investments sold		6,001,197
Receivable for fund shares sold		568,526
Dividends receivable		847,550
Distributions receivable from Fidelity Central Funds		1,624
Prepaid expenses		3,843
Other receivables		830
Total assets		440,554,901
Liabilities
Payable to custodian bank	$2,293,455
Payable for investments purchased	909,811
Payable for fund shares redeemed	4,857,514
Accrued management fee	222,581
Other affiliated payables	81,700
Other payables and accrued expenses	36,622
Collateral on securities loaned	1,007,450
Total liabilities		9,409,133
Net Assets		$431,145,768
Net Assets consist of:
Paid in capital		$296,813,237
Total accumulated earnings (loss)		134,332,531
Net Assets		$431,145,768
Net Asset Value, offering price and redemption price per share ($431,145,768 ÷ 31,035,309 shares)		$13.89

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$7,720,929
Income from Fidelity Central Funds (including $38,630 from security lending)		87,997
Total income		7,808,926
Expenses
Management fee	$2,716,329
Transfer agent fees	815,478
Accounting and security lending fees	196,180
Custodian fees and expenses	10,193
Independent trustees' fees and expenses	2,729
Registration fees	47,429
Audit	39,608
Legal	2,064
Interest	1,357
Miscellaneous	3,626
Total expenses before reductions	3,834,993
Expense reductions	(19,104)
Total expenses after reductions		3,815,889
Net investment income (loss)		3,993,037
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	44,814,270
Fidelity Central Funds	(540)
Foreign currency transactions	(5,799)
Total net realized gain (loss)		44,807,931
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(38,596,413)
Assets and liabilities in foreign currencies	(20)
Total change in net unrealized appreciation (depreciation)		(38,596,433)
Net gain (loss)		6,211,498
Net increase (decrease) in net assets resulting from operations		$10,204,535

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,993,037	$5,025,242
Net realized gain (loss)	44,807,931	52,534,665
Change in net unrealized appreciation (depreciation)	(38,596,433)	(39,363,294)
Net increase (decrease) in net assets resulting from operations	10,204,535	18,196,613
Distributions to shareholders	(31,042,814)	(78,505,520)
Share transactions
Proceeds from sales of shares	119,782,717	71,865,525
Reinvestment of distributions	28,804,554	73,488,183
Cost of shares redeemed	(169,526,142)	(156,662,466)
Net increase (decrease) in net assets resulting from share transactions	(20,938,871)	(11,308,758)
Redemption fees	–	955
Total increase (decrease) in net assets	(41,777,150)	(71,616,710)
Net Assets
Beginning of period	472,922,918	544,539,628
End of period	$431,145,768	$472,922,918
Other Information
Shares
Sold	7,488,013	4,800,836
Issued in reinvestment of distributions	1,846,047	5,206,751
Redeemed	(10,835,961)	(10,316,567)
Net increase (decrease)	(1,501,901)	(308,980)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Leisure Portfolio

Years ended February 28,	2020 A	2019 B	2018 B	2017 B	2016 A,B
Selected Per–Share Data
Net asset value, beginning of period	$14.53	$16.58	$14.14	$12.83	$14.01
Income from Investment Operations
Net investment income (loss)C	.12	.16	.18	.16	.15
Net realized and unrealized gain (loss)	.25	.39	3.31	1.29	(.62)
Total from investment operations	.37	.55	3.49	1.45	(.47)
Distributions from net investment income	(.11)	(.16)	(.14)	(.14)	(.13)
Distributions from net realized gain	(.89)	(2.44)	(.91)	–	(.58)
Total distributions	(1.01)D	(2.60)	(1.05)	(.14)	(.71)
Redemption fees added to paid in capitalC	–	–E	–E	–E	–E
Net asset value, end of period	$13.89	$14.53	$16.58	$14.14	$12.83
Total ReturnF	1.76%	4.48%	24.75%	11.26%	(3.48)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.76%	.76%	.77%	.80%	.79%
Expenses net of fee waivers, if any	.75%	.76%	.77%	.79%	.79%
Expenses net of all reductions	.75%	.76%	.77%	.79%	.78%
Net investment income (loss)	.79%	1.05%	1.09%	1.17%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$431,146	$472,923	$544,540	$402,941	$416,771
Portfolio turnover rateI	53%	41%	56%	23%	48%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $1.01 per share is comprised of distributions from net investment income of $.111 and distributions from net realized gain of $.894 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Retailing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Retailing Portfolio	7.02%	12.63%	17.12%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Retailing Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$48,579	Retailing Portfolio
$32,918	S&P 500® Index

Retailing Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Boris Shepov:  For the fiscal year, the fund gained 7.02%, outpacing the 4.70% advance of the MSCI U.S. IMI Retailing 25/50 Index, but trailing the broad-based S&P 500® index. Versus the MSCI industry index, the portfolio’s outperformance the past 12 months was primarily due to security selection in the apparel retail group. Positioning among specialty stores and the fund’s underweighting in the lagging department stores segment also helped. On a stock-specific basis, an overweighting in off-price retailer Burlington Stores (+27%) was the leading contributor. Discount-store operator Dollar General (+28%), also a larger-than-index position, further aided relative performance. Both Burlington Stores and Dollar General were top-10 holdings. The portolio’s lack of exposure to home-goods retailer and index component Wayfair (-62%) – which I was unable to own due to internal capacity limits and regulatory considerations that constrained my ability to do so – contributed as well. In contrast, non-index exposure to apparel, accessories & luxury goods companies, as well hypermarkets & super centers, hampered the fund’s relative result. TV and online shopping network Qurate Retail (Liberty Interactive) proved to be the largest individual detractor, returning roughly -55% until I eliminated the position. Underweighting general merchandiser Target (+46%) also weighed on performance versus the index, as did an out-of-index stake in super center retailer BJ's Wholesale Club Holdings (-24%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Retailing Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Amazon.com, Inc.	25.4
The Home Depot, Inc.	16.0
Lowe's Companies, Inc.	5.8
TJX Companies, Inc.	5.1
The Booking Holdings, Inc.	5.1
Dollar Tree, Inc.	4.7
Dollar General Corp.	4.4
Ross Stores, Inc.	3.4
O'Reilly Automotive, Inc.	2.9
Burlington Stores, Inc.	2.8
75.6

Top Industries (% of fund's net assets)

As of February 29, 2020
Specialty Retail	44.8%
Internet & Direct Marketing Retail	31.2%
Multiline Retail	11.6%
Food & Staples Retailing	6.3%
Textiles, Apparel & Luxury Goods	3.1%
All Others*	3.0%

* Includes short-term investments and net other assets (liabilities).

Retailing Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 101.1%
	Shares	Value
Distributors - 0.6%
Distributors - 0.6%
LKQ Corp. (a)	584,591	$17,292,202
Food & Staples Retailing - 6.3%
Food Distributors - 1.2%
U.S. Foods Holding Corp. (a)	923,700	31,073,268
Food Retail - 2.0%
Kroger Co.	1,927,700	54,226,201
Hypermarkets & Super Centers - 3.1%
BJ's Wholesale Club Holdings, Inc. (a)(b)	3,309,440	63,739,814
Walmart, Inc.	193,400	20,825,312
		84,565,126

TOTAL FOOD & STAPLES RETAILING		169,864,595

Hotels, Restaurants & Leisure - 1.7%
Leisure Facilities - 1.0%
Drive Shack, Inc. (a)(b)(c)	3,495,900	9,998,274
Planet Fitness, Inc. (a)	233,500	15,758,915
		25,757,189
Restaurants - 0.7%
Starbucks Corp.	255,300	20,023,179

TOTAL HOTELS, RESTAURANTS & LEISURE		45,780,368

Interactive Media & Services - 1.1%
Interactive Media & Services - 1.1%
Alphabet, Inc. Class A (a)	21,600	28,927,800
Internet & Direct Marketing Retail - 31.2%
Internet & Direct Marketing Retail - 31.2%
Amazon.com, Inc. (a)	363,730	685,176,389
The Booking Holdings, Inc. (a)	80,240	136,059,758
The RealReal, Inc. (b)	1,415,915	19,808,651
		841,044,798
Multiline Retail - 11.6%
General Merchandise Stores - 11.6%
Dollar General Corp.	786,900	118,271,070
Dollar Tree, Inc. (a)	1,522,800	126,438,084
Ollie's Bargain Outlet Holdings, Inc. (a)(b)	591,335	30,081,211
Target Corp.	361,200	37,203,600
		311,993,965
Road & Rail - 0.7%
Trucking - 0.7%
Lyft, Inc.	494,900	18,865,588
Specialty Retail - 44.8%
Apparel Retail - 12.8%
Burlington Stores, Inc. (a)	346,094	74,846,288
Ross Stores, Inc.	851,800	92,658,804
The Children's Place Retail Stores, Inc. (b)	675,100	38,885,760
TJX Companies, Inc.	2,308,400	138,042,320
		344,433,172
Automotive Retail - 5.8%
AutoZone, Inc. (a)	66,563	68,726,963
CarMax, Inc. (a)	112,000	9,778,720
O'Reilly Automotive, Inc. (a)	210,586	77,647,270
		156,152,953
Computer & Electronics Retail - 1.8%
Best Buy Co., Inc.	661,500	50,042,475
Home Improvement Retail - 22.3%
Floor & Decor Holdings, Inc. Class A (a)	286,200	14,610,510
Lowe's Companies, Inc.	1,476,400	157,339,948
The Home Depot, Inc.	1,979,600	431,236,064
		603,186,522
Specialty Stores - 2.1%
Five Below, Inc. (a)	381,800	37,015,510
Ulta Beauty, Inc. (a)	73,200	18,818,988
		55,834,498

TOTAL SPECIALTY RETAIL		1,209,649,620

Textiles, Apparel & Luxury Goods - 3.1%
Apparel, Accessories & Luxury Goods - 3.1%
adidas AG	67,600	19,032,659
Aritzia LP (a)	159,100	2,621,935
lululemon athletica, Inc. (a)	82,457	17,926,976
LVMH Moet Hennessy Louis Vuitton SE	29,300	12,227,787
PVH Corp.	324,500	24,048,695
Tapestry, Inc.	350,000	8,207,500
		84,065,552
TOTAL COMMON STOCKS
(Cost $1,456,361,002)		2,727,484,488

Money Market Funds - 3.1%
Fidelity Cash Central Fund 1.60% (d)	54	54
Fidelity Securities Lending Cash Central Fund 1.60% (d)(e)	83,849,784	83,858,170
TOTAL MONEY MARKET FUNDS
(Cost $83,858,224)		83,858,224
TOTAL INVESTMENT IN SECURITIES - 104.2%
(Cost $1,540,219,226)		2,811,342,712
NET OTHER ASSETS (LIABILITIES) - (4.2)%		(112,345,071)
NET ASSETS - 100%		$2,698,997,641

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$256,064
Fidelity Securities Lending Cash Central Fund	817,524
Total	$1,073,588

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Drive Shack, Inc.	$9,881,156	$4,377,976	$--	$--	$--	$(4,260,858)	$9,998,274
Total	$9,881,156	$4,377,976	$--	$--	$--	$(4,260,858)	$9,998,274

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,727,484,488	$2,696,224,042	$31,260,446	$--
Money Market Funds	83,858,224	83,858,224	--	--
Total Investments in Securities:	$2,811,342,712	$2,780,082,266	$31,260,446	$--

See accompanying notes which are an integral part of the financial statements.

Retailing Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $80,952,004) — See accompanying schedule: Unaffiliated issuers (cost $1,440,258,834)	$2,717,486,214
Fidelity Central Funds (cost $83,858,224)	83,858,224
Other affiliated issuers (cost $16,102,168)	9,998,274
Total Investment in Securities (cost $1,540,219,226)		$2,811,342,712
Cash		460
Receivable for investments sold		41,244,948
Receivable for fund shares sold		3,292,089
Dividends receivable		1,182,412
Distributions receivable from Fidelity Central Funds		27,221
Prepaid expenses		17,263
Other receivables		10,559
Total assets		2,857,117,664
Liabilities
Payable for investments purchased	$5,651,355
Payable for fund shares redeemed	34,360,824
Accrued management fee	1,358,465
Notes payable to affiliates	32,356,000
Other affiliated payables	491,273
Other payables and accrued expenses	43,138
Collateral on securities loaned	83,858,968
Total liabilities		158,120,023
Net Assets		$2,698,997,641
Net Assets consist of:
Paid in capital		$1,432,381,036
Total accumulated earnings (loss)		1,266,616,605
Net Assets		$2,698,997,641
Net Asset Value, offering price and redemption price per share ($2,698,997,641 ÷ 171,790,632 shares)		$15.71

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$29,956,235
Income from Fidelity Central Funds (including $817,524 from security lending)		1,073,588
Total income		31,029,823
Expenses
Management fee	$16,603,001
Transfer agent fees	5,300,501
Accounting and security lending fees	911,520
Custodian fees and expenses	14,918
Independent trustees' fees and expenses	16,867
Registration fees	87,680
Audit	39,608
Legal	8,002
Interest	12,476
Miscellaneous	22,010
Total expenses before reductions	23,016,583
Expense reductions	(60,023)
Total expenses after reductions		22,956,560
Net investment income (loss)		8,073,263
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	34,251,507
Fidelity Central Funds	(882)
Foreign currency transactions	2,255
Total net realized gain (loss)		34,252,880
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	184,667,762
Affiliated issuers	(4,260,858)
Assets and liabilities in foreign currencies	4,443
Total change in net unrealized appreciation (depreciation)		180,411,347
Net gain (loss)		214,664,227
Net increase (decrease) in net assets resulting from operations		$222,737,490

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,073,263	$5,960,029
Net realized gain (loss)	34,252,880	71,852,574
Change in net unrealized appreciation (depreciation)	180,411,347	36,474,379
Net increase (decrease) in net assets resulting from operations	222,737,490	114,286,982
Distributions to shareholders	(70,573,195)	(56,366,884)
Share transactions
Proceeds from sales of shares	537,224,260	1,561,816,984
Reinvestment of distributions	67,160,431	53,788,995
Cost of shares redeemed	(1,093,141,870)	(967,301,863)
Net increase (decrease) in net assets resulting from share transactions	(488,757,179)	648,304,116
Total increase (decrease) in net assets	(336,592,884)	706,224,214
Net Assets
Beginning of period	3,035,590,525	2,329,366,311
End of period	$2,698,997,641	$3,035,590,525
Other Information
Shares
Sold	33,219,799	101,600,543
Issued in reinvestment of distributions	4,207,150	3,880,110
Redeemed	(67,831,907)	(65,594,973)
Net increase (decrease)	(30,404,958)	39,885,680

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Retailing Portfolio

Years ended February 28,	2020 A	2019 B	2018 B	2017 B	2016 A,B
Selected Per–Share Data
Net asset value, beginning of period	$15.01	$14.35	$11.56	$9.88	$9.53
Income from Investment Operations
Net investment income (loss)C	.04	.03	.04	.01	.01D
Net realized and unrealized gain (loss)	1.02	.93	3.23	1.69	.47
Total from investment operations	1.06	.96	3.27	1.70	.48
Distributions from net investment income	(.05)	(.02)	(.03)	(.02)	(.02)
Distributions from net realized gain	(.31)	(.27)	(.45)	–	(.11)
Total distributions	(.36)	(.30)E	(.48)	(.02)	(.13)
Redemption fees added to paid in capitalC	–	–	–	–F	–
Net asset value, end of period	$15.71	$15.01	$14.35	$11.56	$9.88
Total ReturnG	7.02%	6.83%	28.66%	17.20%	5.11%
Ratios to Average Net AssetsH,I
Expenses before reductions	.74%	.76%	.78%	.78%	.81%
Expenses net of fee waivers, if any	.74%	.75%	.77%	.78%	.80%
Expenses net of all reductions	.74%	.75%	.77%	.78%	.80%
Net investment income (loss)	.26%	.20%	.29%	.07%	.14%D
Supplemental Data
Net assets, end of period (000 omitted)	$2,698,998	$3,035,591	$2,329,366	$1,924,403	$1,849,996
Portfolio turnover rateJ	17%	34%	24%	17%	11%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 C Calculated based on average shares outstanding during the period.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

 E Total distributions of $.30 per share is comprised of distributions from net investment income of $.024 and distributions from net realized gain of $.272 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2020

1. Organization.

Automotive Portfolio, Communication Services Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, and Retailing Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Each Fund offers a single class of shares, with the exception of Communication Services Portfolio. Communication Services Portfolio offers Class A, Class M, Class C, Communication Services, Class I and Class Z shares. Communication Services Portfolio commenced sale of Class A, Class M, Class C, Class I and Class Z on November 30, 2018. Each class of Communication Services Portfolio has equal rights as to assets and voting privileges, and each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Share transactions on the Statement of Changes in Net Assets and Share Transactions note may contain exchanges between affiliated funds.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2020 is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

For Communication Services Portfolio, investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2020, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in kind, partnerships, net operating losses and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Automotive Portfolio	$28,188,633	$10,569,967	$(1,762,941)	$8,807,026
Communication Services Portfolio	494,413,117	131,630,110	(24,705,822)	106,924,288
Construction and Housing Portfolio	251,252,300	88,272,560	(18,264,295)	70,008,265
Consumer Discretionary Portfolio	299,945,230	131,224,596	(20,394,982)	110,829,614
Leisure Portfolio	309,768,863	144,011,734	(20,649,794)	123,361,940
Retailing Portfolio	1,545,727,940	1,385,995,620	(120,380,848)	1,265,614,772

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Automotive Portfolio	$–	$2,838,375	$–	$8,805,245
Communication Services Portfolio	–	13,165,063	–	106,924,288
Construction and Housing Portfolio	5,598,382	7,497,515	–	70,008,265
Consumer Discretionary Portfolio	–	–	(2,391,308)	110,828,190
Leisure Portfolio	638,723	10,331,870	–	123,361,940
Retailing Portfolio	–	1,991,127	–	1,265,619,221

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total capital loss carryfoward
Consumer Discretionary Portfolio	(2,391,308)	–	(2,391,308)

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2019 to February 29, 2020, and ordinary losses recognized during the period January 1, 2019 to February 29, 2020. Loss deferrals were as follows:

	Capital losses	Ordinary losses
Automotive Portfolio	$(37,594)	$(12,920)
Construction and Housing Portfolio	–	(380,060)
Consumer Discretionary Portfolio	–	(58,248)
Retailing Portfolio	–	(993,743)

The tax character of distributions paid was as follows:

February 29, 2020
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$546,146	$1,109,808	$1,655,954
Communication Services Portfolio	10,346,104	169,782,738	180,128,842
Construction and Housing Portfolio	8,920,109	15,570,107	24,490,216
Consumer Discretionary Portfolio	995,530	9,530,795	10,526,325
Leisure Portfolio	3,429,665	27,613,149	31,042,814
Retailing Portfolio	8,725,812	61,847,383	70,573,195

February 28, 2019
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$449,847	$2,618,495	$3,068,342
Communication Services Portfolio	1,309,008	66,126,972	67,435,980
Construction and Housing Portfolio	2,337,765	31,447,145	33,784,910
Consumer Discretionary Portfolio	2,344,452	16,846,201	19,190,653
Leisure Portfolio	5,015,959	73,489,561	78,505,520
Retailing Portfolio	12,910,093	43,456,791	56,366,884

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions are noted in the table below.

	Purchases ($)	Sales ($)
Automotive Portfolio	16,422,480	23,144,691
Communication Services Portfolio	447,214,580	473,138,602
Construction and Housing Portfolio	545,197,019	487,233,904
Consumer Discretionary Portfolio	184,288,421	217,067,768
Leisure Portfolio	262,694,036	303,026,590
Retailing Portfolio	508,710,793	1,011,669,359

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Automotive Portfolio	.30%	.24%	.54%
Communication Services Portfolio	.30%	.24%	.54%
Construction and Housing Portfolio	.30%	.24%	.54%
Consumer Discretionary Portfolio	.30%	.24%	.54%
Leisure Portfolio	.30%	.24%	.54%
Retailing Portfolio	.30%	.24%	.54%

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, Communication Services Portfolio has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of each Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Communication Services Portfolio
Class A	-%	.25%	$13,614	$6,210
Class M	.25%	.25%	6,676	136
Class C	.75%	.25%	8,845	44,168
			$29,135	$50,514

Sales Load. For Communication Services Portfolio, FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Communication Services Portfolio
Class A	$16,460
Class M	1,411
Class C(a)	90
$17,961

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class (Communication Services Portfolio) or Fund (all other Funds). FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective class or Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees were as follows:

	Amount	% of Average Net Assets
Automotive Portfolio	$85,553.23
Communication Services Portfolio
Class A	11,704.22
Class M	3,163.24
Class C	2,143.25
Communication Services	1,100,218.18
Class I	2,831.17
Class Z	626.04
	1,120,685
Construction and Housing Portfolio	554,584.18
Consumer Discretionary Portfolio	740,728.16
Leisure Portfolio	815,478.16
Retailing Portfolio	5,300,501.17

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with each Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
Automotive Portfolio	.04
Communication Services Portfolio	.04
Construction and Housing Portfolio	.04
Consumer Discretionary Portfolio	.04
Leisure Portfolio	.04
Retailing Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Automotive Portfolio	$513
Communication Services Portfolio	12,333
Construction and Housing Portfolio	6,921
Consumer Discretionary Portfolio	2,212
Leisure Portfolio	4,163
Retailing Portfolio	6,493

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, each fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each fund to borrow from, or lend money to, other participating affiliated funds. At period end, Retailing Portfolio had interfund loans outstanding. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Statement of Assets and Liabilities. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Communication Services Portfolio	Borrower	$4,557,375	2.69%	$2,721
Construction and Housing Portfolio	Borrower	$8,850,143	1.88%	$3,234
Consumer Discretionary Portfolio	Borrower	$5,123,867	2.16%	$4,610
Leisure Portfolio	Borrower	$5,865,500	2.08%	$1,357
Retailing Portfolio	Borrower	$14,153,444	2.00%	$12,476

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 233,442 shares of the Consumer Discretionary Portfolio were redeemed in-kind for investments and cash with a value of $10,509,560. The net realized gain of $4,367,344 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Consumer Discretionary Portfolio recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 10,019,311 shares of Consumer Discretionary Portfolio were redeemed in-kind for investments and cash with a value of $420,009,534. Consumer Discretionary Portfolio had a net realized gain of $132,629,032 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Consumer Discretionary Portfolio recognized no gain or loss for federal income tax purposes.

Other. During the prior period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount
Communication Services Portfolio	$4,742
Consumer Discretionary Portfolio	2,652
Retailing Portfolio	5,563

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Automotive Portfolio	$95
Communication Services Portfolio	1,534
Construction and Housing Portfolio	715
Consumer Discretionary Portfolio	1,144
Leisure Portfolio	1,261
Retailing Portfolio	7,887

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Funds. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a Fund's daily lending revenue, for its services as lending agent. The Funds may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS
Automotive Portfolio	$1,427	$–
Communication Services Portfolio	$10,897	$–
Construction and Housing Portfolio	$42	$–
Consumer Discretionary Portfolio	$2,749	$–
Leisure Portfolio	$3,241	$–
Retailing Portfolio	$82,535	$8,607

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's or class' expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage service rebates	Custodian credits	Transfer Agent credits
Automotive Portfolio	$1,604	$222	$–
Communication Services Portfolio	57,286	–	5
Construction and Housing Portfolio	24,331	–	–
Consumer Discretionary Portfolio	12,012	–	–
Leisure Portfolio	15,676	–	687
Retailing Portfolio	42,311	–	–

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Automotive Portfolio	$228
Communication Services Portfolio	3,290
Construction and Housing Portfolio	1,584
Consumer Discretionary Portfolio	2,527
Leisure Portfolio	2,741
Retailing Portfolio	17,712

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2020	Year ended February 28, 2019(a)
Communication Services Portfolio
Distributions to shareholders
Class A	$798,640	$7,552
Class M	242,564	7,531
Class C	201,206	7,488
Communication Services	178,269,893	67,398,247
Class I	316,058	7,576
Class Z	300,481	7,586
Total	$180,128,842	$67,435,980

 (a) Distributions for Class A, Class M, Class C, Class I and Class Z are for the period November 30,2018 (commencement of sale of shares) to February 28, 2019.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2020	Year ended February 28, 2019(a)	Year ended February 29, 2020	Year ended February 28, 2019(a)
Communication Services Portfolio
Class A
Shares sold	163,941	9,932	$10,592,862	$728,750
Reinvestment of distributions	12,499	108	794,118	7,552
Shares redeemed	(21,919)	(486)	(1,385,300)	(36,085)
Net increase (decrease)	154,521	9,554	$10,001,680	$700,217
Class M
Shares sold	40,632	6,375	$2,626,137	$476,789
Reinvestment of distributions	3,855	108	242,564	7,531
Shares redeemed	(13,568)	–	(861,553)	–
Net increase (decrease)	30,919	6,483	$2,007,148	$484,320
Class C
Shares sold	32,141	4,996	$2,084,369	$372,785
Reinvestment of distributions	3,184	107	199,573	7,488
Shares redeemed	(7,441)	(60)	(459,981)	(4,466)
Net increase (decrease)	27,884	5,043	$1,823,961	$375,807
Communication Services
Shares sold	2,955,352	2,437,944	$190,171,586	$187,426,841
Reinvestment of distributions	2,705,020	917,753	169,393,115	64,635,754
Shares redeemed	(3,681,065)	(2,236,410)	(235,496,213)	(166,522,114)
Net increase (decrease)	1,979,307	1,119,287	$124,068,488	$85,540,481
Class I
Shares sold	63,284	7,326	$4,090,035	$539,797
Reinvestment of distributions	4,990	109	315,170	7,576
Shares redeemed	(33,315)	(1,396)	(2,081,507)	(102,385)
Net increase (decrease)	34,959	6,039	$2,323,698	$444,988
Class Z
Shares sold	25,004	6,958	$1,643,568	$516,550
Reinvestment of distributions	4,650	109	293,270	7,586
Shares redeemed	(6,601)	–	(443,166)	–
Net increase (decrease)	23,053	7,067	$1,493,672	$524,136

 (a) Share transactions for Class A, Class M, Class C, Class I and Class Z are for the period November 30, 2018 (commencement of sale of shares) to February 28, 2019.

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and the Shareholders of Automotive Portfolio, Communication Services Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio and Retailing Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Automotive Portfolio, Communication Services Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio and Retailing Portfolio (six of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the “Funds”) as of February 29, 2020, the related statements of operations for the year ended February 29, 2020, the statements of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 9, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as a member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2019 to February 29, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period-B September 1, 2019 to February 29, 2020
Automotive Portfolio	.98%
Actual		$1,000.00	$1,103.30	$5.12
Hypothetical-C		$1,000.00	$1,019.99	$4.92
Communication Services Portfolio
Class A	1.07%
Actual		$1,000.00	$1,020.00	$5.37
Hypothetical-C		$1,000.00	$1,019.54	$5.37
Class M	1.33%
Actual		$1,000.00	$1,018.50	$6.67
Hypothetical-C		$1,000.00	$1,018.25	$6.67
Class C	1.83%
Actual		$1,000.00	$1,016.10	$9.17
Hypothetical-C		$1,000.00	$1,015.76	$9.17
Communication Services	.78%
Actual		$1,000.00	$1,021.40	$3.92
Hypothetical-C		$1,000.00	$1,020.98	$3.92
Class I	.77%
Actual		$1,000.00	$1,021.30	$3.87
Hypothetical-C		$1,000.00	$1,021.03	$3.87
Class Z	.64%
Actual		$1,000.00	$1,022.20	$3.22
Hypothetical-C		$1,000.00	$1,021.68	$3.22
Construction and Housing Portfolio	.78%
Actual		$1,000.00	$1,002.20	$3.88
Hypothetical-C		$1,000.00	$1,020.98	$3.92
Consumer Discretionary Portfolio	.75%
Actual		$1,000.00	$979.50	$3.69
Hypothetical-C		$1,000.00	$1,021.13	$3.77
Leisure Portfolio	.75%
Actual		$1,000.00	$894.70	$3.53
Hypothetical-C		$1,000.00	$1,021.13	$3.77
Retailing Portfolio	.74%
Actual		$1,000.00	$980.30	$3.64
Hypothetical-C		$1,000.00	$1,021.18	$3.72

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Automotive Portfolio	04/09/20	04/08/20	$0.000	$2.953
Communication Services Portfolio
Class A	04/09/20	04/08/20	$0.000	$1.402
Class M	04/09/20	04/08/20	$0.000	$1.402
Class C	04/09/20	04/08/20	$0.000	$1.402
Communication Services	04/09/20	04/08/20	$0.000	$1.402
Class I	04/09/20	04/08/20	$0.000	$1.402
Class Z	04/09/20	04/08/20	$0.000	$1.402
Construction and Housing Portfolio	04/09/20	04/08/20	$0.000	$2.832
Consumer Discretionary Portfolio	04/09/20	04/08/20	$0.000	$0.000
Leisure Portfolio	04/09/20	04/08/20	$0.021	$0.341
Retailing Portfolio	04/09/20	04/08/20	$0.000	$0.014

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2020, or, if subsequently determined to be different, the net capital gain of such year.

Automotive Portfolio	$4,120,244
Communication Services Portfolio	$43,518,445
Construction and Housing Portfolio	$14,332,740
Leisure Portfolio	$43,832,437
Retailing Portfolio	$3,496,760

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2019	December 2019
Automotive Portfolio	99%	73%
Communication Services Portfolio
Class A	–	28%
Class M	–	32%
Class C	–	35%
Communication Services	–	27%
Class I	–	26%
Class Z	–	25%
Construction and Housing Portfolio	100%	33%
Consumer Discretionary Portfolio	–	100%
Leisure Portfolio	100%	100%
Retailing Portfolio	–	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2019	December 2019
Automotive Portfolio	100%	100%
Communication Services Portfolio
Class A	–	31%
Class M	–	35%
Class C	–	38%
Communication Services	–	30%
Class I	–	29%
Class Z	–	28%
Construction and Housing Portfolio	100%	36%
Consumer Discretionary Portfolio	–	100%
Leisure Portfolio	100%	100%
Retailing Portfolio	–	100%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for as a section 199A dividend:

	April 2019	December 2019
Construction and Housing Portfolio	1%	16%

The funds will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Automotive Portfolio
Communication Services Portfolio
Construction and Housing Portfolio
Consumer Discretionary Portfolio
Leisure Portfolio
Retailing Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) and Fidelity SelectCo, LLC (SelectCo) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts will reflect the replacement of SelectCo with FMR and will take effect upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for Leisure Portfolio in March 2018 and for Retailing Portfolio in April 2018. The Board will continue to monitor closely each applicable fund's performance as the new portfolio manager(s) establishes a track record.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below.

Automotive Portfolio

Communication Services Portfolio

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Leisure Portfolio

The Board considered the fund's underperformance for different time periods ended June 30, 2019. The Board noted that the fund's underperformance has continued since the Board approved the management contract in July 2017 and January 2019. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the fund's performance more closely.

Retailing Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Automotive Portfolio

Communication Services Portfolio

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Leisure Portfolio

Retailing Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each of the Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, and Retailing Portfolio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of the Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, and Retailing Portfolio ranked below the competitive median for the 12-month period ended June 30, 2019.

In its review of the total expense ratio of each class of Telecommunications Portfolio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For Telecommunications Portfolio, the Board noted that the total expense ratio of each of Class A, Class C, Class I, Class Z, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of Class M ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that, when compared with competitor funds that charge a 0.50% 12b-1 fee, the total expense ratio of Class M is below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of the fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Amended and Restated Contracts should be approved and each fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot not be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SELCON-ANN-0420
1.813633.115

Fidelity® Select Portfolios®
Energy Sector

Energy Portfolio

Energy Service Portfolio

Natural Gas Portfolio

Natural Resources Portfolio

Annual Report

February 29, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to shareholders
Energy Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Energy Service Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Natural Gas Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Natural Resources Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to shareholders:
(No Action is Required by You)

As part of a regular review of its organizational structure, Fidelity has decided to merge certain entities to streamline operations, increase efficiency, simplify reporting, and reduce legal, compliance, and accounting complexity and costs. In separate events, Fidelity has merged four of its investment advisers and two of its broker-dealers.

Effective on or about January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to “Fidelity Management & Research Company LLC”.

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. (“FIISC”). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to “Fidelity Distributors Company LLC”.

These mergers are not expected to affect fund shareholders or Fidelity clients, nor are they expected to result in any changes to the day-to-day management of Fidelity’s brokerage services, the Fidelity funds, their investment policies and practices, their portfolio management teams, or the funds’ expenses.

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following the end of this reporting period, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Energy Portfolio	(27.24)%	(8.85)%	(1.78)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$8,352	Energy Portfolio
$32,918	S&P 500® Index

Energy Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Maurice FitzMaurice:  For the fiscal year, the fund returned -27.24%, ahead of the -28.03% result of the MSCI U.S. IMI Energy 25/50 Index, but trailing the broad-market S&P 500® index. Falling prices for crude oil and natural gas posed a challenge for energy stocks the past 12 months. The West Texas Intermediate spot price, a proxy for U.S. crude oil, returned about -23% this period, largely hampered by growing concerns about a global economic slowdown and reduced demand for energy commodities due to the outbreak and global spread of the novel coronavirus. Natural gas prices, as measured by the Henry Hub spot price, returned about -36%. Versus the MSCI sector index, favorable stock selection in the integrated oil & gas industry group contributed most, followed by an overweighting in oil & gas refining & marketing. The top individual relative contributor was an overweighted position in refining firm Valero Energy (-15%), followed by a large underweighting in integrated oil & gas company Exxon Mobil (-31%). Conversely, an underweighting and stock selection in oil & gas storage & transportation notably detracted from relative performance. Stock picks in the oil & gas equipment & services segment also hurt. Not owning Kinder Morgan (+5%) and ONEOK (+9%) – outperforming index components in the oil & gas storage & transportation industry – were the biggest individual relative detractors. A non-index position in E&P Encana also held back relative performance. I eliminated our stake in Encana before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 1, 2020, Maurice FitzMaurice assumed management responsibilities for the fund, succeeding John Dowd, who left Fidelity after 14 years with the firm.

Energy Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Chevron Corp.	14.5
Exxon Mobil Corp.	12.5
BP PLC sponsored ADR	6.4
Valero Energy Corp.	5.4
Occidental Petroleum Corp.	4.8
Cheniere Energy, Inc.	4.6
Pioneer Natural Resources Co.	4.4
EOG Resources, Inc.	4.3
Baker Hughes Co. Class A	4.0
Marathon Petroleum Corp.	3.3
64.2

Top Industries (% of fund's net assets)

As of February 29, 2020
Oil, Gas & Consumable Fuels	86.0%
Energy Equipment & Services	9.1%
Independent Power and Renewable Electricity Producers	2.2%
All Others*	2.7%

* Includes short-term investments and net other assets (liabilities).

Energy Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Energy Equipment & Services - 9.1%
Oil & Gas Drilling - 1.4%
Nabors Industries Ltd.	1,586,900	$2,792,944
Odfjell Drilling Ltd. (a)	872,256	2,333,117
Patterson-UTI Energy, Inc.	348,500	1,996,905
Shelf Drilling Ltd. (a)(b)	1,209,713	2,137,918
		9,260,884
Oil & Gas Equipment & Services - 7.7%
Baker Hughes Co. Class A	1,694,940	27,271,585
Cactus, Inc.	134,400	3,670,464
Forum Energy Technologies, Inc. (a)	491,419	383,307
Nextier Oilfield Solutions, Inc. (a)	700,700	3,265,262
Oceaneering International, Inc. (a)	313,300	3,302,182
ProPetro Holding Corp. (a)	614,600	5,383,896
RigNet, Inc. (a)	498,801	1,755,780
Schlumberger Ltd.	264,758	7,172,294
		52,204,770

TOTAL ENERGY EQUIPMENT & SERVICES		61,465,654

Independent Power and Renewable Electricity Producers - 2.2%
Independent Power Producers & Energy Traders - 2.2%
Vistra Energy Corp.	771,200	14,830,176
Oil, Gas & Consumable Fuels - 86.0%
Integrated Oil & Gas - 40.3%
BP PLC sponsored ADR	1,386,000	43,367,940
Chevron Corp.	1,051,623	98,158,488
Exxon Mobil Corp.	1,646,048	84,672,709
Occidental Petroleum Corp.	991,000	32,445,340
Suncor Energy, Inc.	320,700	8,837,916
Total SA sponsored ADR	126,000	5,435,640
		272,918,033
Oil & Gas Exploration & Production - 24.1%
Callon Petroleum Co. (a)	687,300	1,560,171
Canadian Natural Resources Ltd.	268,100	6,900,991
Cimarex Energy Co.	124,900	4,127,945
ConocoPhillips Co.	416,600	20,171,772
Devon Energy Corp.	754,500	12,253,080
Diamondback Energy, Inc.	68,647	4,256,114
EOG Resources, Inc.	458,164	28,983,455
Hess Corp.	73,900	4,151,702
Kosmos Energy Ltd.	935,100	2,852,055
Magnolia Oil & Gas Corp. Class A (a)(c)	435,800	3,272,858
National Energy Services Reunited Corp. (a)	625,100	5,194,581
Noble Energy, Inc.	1,078,000	17,064,740
Northern Oil & Gas, Inc. (a)(c)	2,830,200	4,103,790
Ovintiv, Inc.	237,828	2,748,156
Parsley Energy, Inc. Class A	312,100	4,182,140
PDC Energy, Inc. (a)	418,851	7,970,735
Pioneer Natural Resources Co.	242,599	29,786,305
Viper Energy Partners LP	181,759	3,240,763
		162,821,353
Oil & Gas Refining & Marketing - 11.7%
HollyFrontier Corp.	15,800	532,144
Marathon Petroleum Corp.	465,092	22,054,663
Phillips 66 Co.	254,873	19,079,793
Valero Energy Corp.	554,000	36,702,500
World Fuel Services Corp.	23,400	661,752
		79,030,852
Oil & Gas Storage & Transport - 9.9%
Cheniere Energy, Inc. (a)	607,500	31,158,675
Enterprise Products Partners LP	479,000	11,179,860
Golar LNG Ltd.	315,400	4,041,851
Noble Midstream Partners LP	424,114	6,510,150
Teekay LNG Partners LP	291,400	3,662,898
The Williams Companies, Inc.	561,300	10,692,765
		67,246,199

TOTAL OIL, GAS & CONSUMABLE FUELS		582,016,437

TOTAL COMMON STOCKS
(Cost $824,738,166)		658,312,267

Money Market Funds - 1.6%
Fidelity Cash Central Fund 1.60% (d)	7,203,337	7,204,778
Fidelity Securities Lending Cash Central Fund 1.60% (d)(e)	3,421,236	3,421,578
TOTAL MONEY MARKET FUNDS
(Cost $10,626,356)		10,626,356
TOTAL INVESTMENT IN SECURITIES - 98.9%
(Cost $835,364,522)		668,938,623
NET OTHER ASSETS (LIABILITIES) - 1.1%		7,373,651
NET ASSETS - 100%		$676,312,274

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,137,918 or 0.3% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$143,741
Fidelity Securities Lending Cash Central Fund	21,167
Total	$164,908

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$658,312,267	$653,841,232	$4,471,035	$--
Money Market Funds	10,626,356	10,626,356	--	--
Total Investments in Securities:	$668,938,623	$664,467,588	$4,471,035	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.4%
United Kingdom	6.4%
Canada	2.3%
Bermuda	1.4%
Curacao	1.1%
Others (Individually Less Than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $3,325,682) — See accompanying schedule: Unaffiliated issuers (cost $824,738,166)	$658,312,267
Fidelity Central Funds (cost $10,626,356)	10,626,356
Total Investment in Securities (cost $835,364,522)		$668,938,623
Cash		114
Receivable for fund shares sold		9,865,361
Dividends receivable		5,077,847
Distributions receivable from Fidelity Central Funds		4,524
Prepaid expenses		12,018
Other receivables		254,742
Total assets		684,153,229
Liabilities
Payable for investments purchased	$87,397
Payable for fund shares redeemed	3,587,774
Accrued management fee	343,116
Other affiliated payables	183,661
Other payables and accrued expenses	222,882
Collateral on securities loaned	3,416,125
Total liabilities		7,840,955
Net Assets		$676,312,274
Net Assets consist of:
Paid in capital		$1,261,276,978
Total accumulated earnings (loss)		(584,964,704)
Net Assets		$676,312,274
Net Asset Value, offering price and redemption price per share ($676,312,274 ÷ 25,247,761 shares)		$26.79

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$27,266,870
Income from Fidelity Central Funds (including $21,167 from security lending)		164,908
Total income		27,431,778
Expenses
Management fee	$5,236,321
Transfer agent fees	2,218,720
Accounting and security lending fees	326,703
Custodian fees and expenses	23,359
Independent trustees' fees and expenses	5,584
Registration fees	55,472
Audit	65,485
Legal	2,046
Interest	999
Miscellaneous	10,591
Total expenses before reductions	7,945,280
Expense reductions	(78,048)
Total expenses after reductions		7,867,232
Net investment income (loss)		19,564,546
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $226,052)	(53,226,043)
Redemptions in-kind with affiliated entities	6,179,274
Fidelity Central Funds	456
Foreign currency transactions	19,314
Total net realized gain (loss)		(47,026,999)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $121,966)	(239,087,801)
Assets and liabilities in foreign currencies	(1,169)
Total change in net unrealized appreciation (depreciation)		(239,088,970)
Net gain (loss)		(286,115,969)
Net increase (decrease) in net assets resulting from operations		$(266,551,423)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,564,546	$17,770,142
Net realized gain (loss)	(47,026,999)	44,684,339
Change in net unrealized appreciation (depreciation)	(239,088,970)	(128,275,248)
Net increase (decrease) in net assets resulting from operations	(266,551,423)	(65,820,767)
Distributions to shareholders	(17,018,375)	(15,141,238)
Share transactions
Proceeds from sales of shares	208,781,170	441,916,034
Reinvestment of distributions	16,049,946	14,307,440
Cost of shares redeemed	(417,122,444)	(1,001,524,132)
Net increase (decrease) in net assets resulting from share transactions	(192,291,328)	(545,300,658)
Total increase (decrease) in net assets	(475,861,126)	(626,262,663)
Net Assets
Beginning of period	1,152,173,400	1,778,436,063
End of period	$676,312,274	$1,152,173,400
Other Information
Shares
Sold	6,071,489	10,039,540
Issued in reinvestment of distributions	450,411	402,346
Redeemed	(12,000,042)	(23,082,720)
Net increase (decrease)	(5,478,142)	(12,640,834)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Energy Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$37.50	$41.01	$44.10	$32.63	$45.64
Income from Investment Operations
Net investment income (loss)B	.71	.49	.75C	.18	.42
Net realized and unrealized gain (loss)	(10.76)	(3.51)	(3.06)	11.58	(12.98)
Total from investment operations	(10.05)	(3.02)	(2.31)	11.76	(12.56)
Distributions from net investment income	(.64)	(.48)	(.68)	(.24)	(.39)
Distributions from net realized gain	(.02)	(.01)	(.10)	(.05)	(.07)
Total distributions	(.66)	(.49)	(.78)	(.29)	(.45)D
Redemption fees added to paid in capitalB	–	–	–	–E	–E
Net asset value, end of period	$26.79	$37.50	$41.01	$44.10	$32.63
Total ReturnF	(27.24)%	(7.30)%	(5.27)%	36.05%	(27.61)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.81%	.78%	.79%	.79%	.80%
Expenses net of fee waivers, if any	.81%	.78%	.79%	.79%	.80%
Expenses net of all reductions	.80%	.77%	.78%	.78%	.79%
Net investment income (loss)	2.00%	1.12%	1.82%C	.44%	1.03%
Supplemental Data
Net assets, end of period (000 omitted)	$676,312	$1,152,173	$1,778,436	$2,289,350	$1,928,897
Portfolio turnover rateI	79%J	59%J	59%	93%J	79%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.48 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .66%.

 D Total distributions of $.45 per share is comprised of distributions from net investment income of $.387 and distributions from net realized gain of $.066 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Energy Service Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Energy Service Portfolio	(42.54)%	(18.64)%	(9.19)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Service Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$3,812	Energy Service Portfolio
$32,918	S&P 500® Index

Energy Service Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Maurice FitzMaurice:  For the fiscal year, the fund returned -42.54%, ahead of the -45.33% result of the MSCI U.S. IMI Energy Equipment & Service 25/50 Index, but trailing the broad-market S&P 500® index. Falling prices for crude oil and natural gas proved to be a headwind for the profitability of energy producers the past 12 months, resulting in lower demand for oilfield and offshore equipment and services. The West Texas Intermediate spot price, a proxy for U.S. crude oil, returned about -23% this period, largely hampered by growing concerns about a global economic slowdown and reduced demand for energy commodities due to the outbreak and global spread of the novel coronavirus. Natural gas prices, as measured by the Henry Hub spot price, returned about -36%. Versus the MSCI sector index, favorable stock selection was the primary driver of the fund’s outperformance the past 12 months, particularly in the oil & gas equipment & services and the oil & gas drilling industries. An out-of-benchmark allocation to the relatively stronger-performing oil & gas storage & transportation industry also added value. The top individual relative contributor was a non-index stake in international oilfield services company National Energy Services Reunited (-4%), followed by an underweighting in offshore drilling services provider and index component Valaris (-77%). A non-index stake in Ranger Energy Services (+3%) also contributed. Conversely, an overweighting in oilfield communications and technology services firm RigNet (-77%) was the fund’s largest individual relative detractor. A sizable non-index position in shallow-water drilling services company Shelf Drilling (-62%) also held back the fund’s relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 1, 2019, Ben Shuleva came off the fund, leaving Maurice FitzMaurice as sole portfolio manager.

Energy Service Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Schlumberger Ltd.	17.2
Baker Hughes Co. Class A	13.3
Halliburton Co.	11.1
National Energy Services Reunited Corp.	4.9
Cheniere Energy, Inc.	3.9
Odfjell Drilling Ltd.	3.3
Shelf Drilling Ltd.	3.3
Nabors Industries Ltd.	3.0
TechnipFMC PLC	3.0
ProPetro Holding Corp.	2.8
65.8

Top Industries (% of fund's net assets)

As of February 29, 2020
Energy Equipment & Services	87.2%
Oil, Gas & Consumable Fuels	9.4%
All Others*	3.4%

* Includes short-term investments and net other assets (liabilities).

Energy Service Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
Energy Equipment & Services - 87.2%
Oil & Gas Drilling - 15.2%
Borr Drilling Ltd. (a)(b)	95,212	$204,053
Helmerich & Payne, Inc.	92,798	3,423,318
Independence Contract Drilling, Inc. (a)	1,291,955	510,581
Nabors Industries Ltd.	2,698,578	4,749,497
Odfjell Drilling Ltd. (a)(b)	1,993,182	5,331,378
Patterson-UTI Energy, Inc.	645,990	3,701,523
Shelf Drilling Ltd. (a)(c)	2,966,076	5,241,926
Transocean Ltd. (United States) (a)(b)	292,600	980,210
Valaris PLC Class A (b)	44,062	162,589
		24,305,075
Oil & Gas Equipment & Services - 72.0%
Apergy Corp. (a)	150,548	2,800,193
Archrock, Inc.	376,416	2,653,733
Baker Hughes Co. Class A	1,313,338	21,131,608
Cactus, Inc.	142,900	3,902,599
Core Laboratories NV	20,300	544,852
CSI Compressco LP	1,073,931	1,900,858
Dril-Quip, Inc. (a)	100,500	3,579,810
Forum Energy Technologies, Inc. (a)	652,397	508,870
Frank's International NV (a)	380,283	1,490,709
FTS International, Inc. (a)	31,700	29,323
Halliburton Co.	1,039,650	17,632,464
Helix Energy Solutions Group, Inc. (a)	292,229	1,960,857
National Oilwell Varco, Inc.	159,500	2,984,245
NCS Multistage Holdings, Inc. (a)	90,737	98,903
Nextier Oilfield Solutions, Inc. (a)	676,600	3,152,956
Oceaneering International, Inc. (a)	347,325	3,660,806
Oil States International, Inc. (a)	191,425	1,514,172
ProPetro Holding Corp. (a)	517,800	4,535,928
Ranger Energy Services, Inc. Class A (a)(b)	599,094	4,121,767
RigNet, Inc. (a)	605,035	2,129,723
Schlumberger Ltd.	1,007,611	27,296,182
SEACOR Marine Holdings, Inc. (a)	100	795
Smart Sand, Inc. (a)(b)	261,590	426,392
Superior Energy Services, Inc. (a)	45,760	165,651
TechnipFMC PLC	319,472	4,740,964
TETRA Technologies, Inc. (a)	1,192,422	1,502,452
TETRA Technologies, Inc. warrants 12/14/21 (a)	300,100	11,734
U.S. Silica Holdings, Inc.	4,200	19,278
Weatherford International PLC (a)	1,499	31,329
Weatherford International PLC warrants 12/13/23 (a)	16,662	9,997
		114,539,150

TOTAL ENERGY EQUIPMENT & SERVICES		138,844,225

Oil, Gas & Consumable Fuels - 9.4%
Oil & Gas Exploration & Production - 4.9%
National Energy Services Reunited Corp. (a)(b)	933,969	7,761,282
Oil & Gas Storage & Transport - 4.5%
Cheniere Energy, Inc. (a)	120,212	6,165,673
Golar LNG Ltd.	75,333	965,392
		7,131,065

TOTAL OIL, GAS & CONSUMABLE FUELS		14,892,347

TOTAL COMMON STOCKS
(Cost $293,549,945)		153,736,572

Money Market Funds - 3.9%
Fidelity Cash Central Fund 1.60% (d)	3,855,025	3,855,796
Fidelity Securities Lending Cash Central Fund 1.60% (d)(e)	2,393,156	2,393,395
TOTAL MONEY MARKET FUNDS
(Cost $6,249,073)		6,249,191
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $299,799,018)		159,985,763
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(856,196)
NET ASSETS - 100%		$159,129,567

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,241,926 or 3.3% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Includes investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$29,399
Fidelity Securities Lending Cash Central Fund	132,384
Total	$161,783

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Enterprise Group, Inc.	$1,104,089	$--	$805,986	$--	$(6,662,065)	$6,363,962	$--
Superior Drilling Products, Inc.	3,855,310	--	2,755,415	--	(3,822,347)	2,722,452	--
Total	$4,959,399	$--	$3,561,401	$--	$(10,484,412)	$9,086,414	$--

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$153,736,572	$142,947,481	$10,789,091	$--
Money Market Funds	6,249,191	6,249,191	--	--
Total Investments in Securities:	$159,985,763	$149,196,672	$10,789,091	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	62.7%
Curacao	17.2%
Bermuda	7.0%
British Virgin Islands	4.9%
Norway	3.3%
United Kingdom	3.1%
Netherlands	1.2%
Others (Individually Less Than 1%)	0.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Energy Service Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $2,372,432) — See accompanying schedule: Unaffiliated issuers (cost $293,549,945)	$153,736,572
Fidelity Central Funds (cost $6,249,073)	6,249,191
Total Investment in Securities (cost $299,799,018)		$159,985,763
Receivable for investments sold		76,495
Receivable for fund shares sold		2,031,685
Dividends receivable		585,332
Distributions receivable from Fidelity Central Funds		5,917
Prepaid expenses		2,782
Other receivables		61,155
Total assets		162,749,129
Liabilities
Payable for fund shares redeemed	$991,008
Accrued management fee	81,489
Other affiliated payables	55,517
Other payables and accrued expenses	97,587
Collateral on securities loaned	2,393,961
Total liabilities		3,619,562
Net Assets		$159,129,567
Net Assets consist of:
Paid in capital		$543,097,027
Total accumulated earnings (loss)		(383,967,460)
Net Assets		$159,129,567
Net Asset Value, offering price and redemption price per share ($159,129,567 ÷ 9,242,188 shares)		$17.22

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$5,022,311
Income from Fidelity Central Funds (including $132,384 from security lending)		161,783
Total income		5,184,094
Expenses
Management fee	$1,220,832
Transfer agent fees	642,309
Accounting and security lending fees	89,131
Custodian fees and expenses	10,750
Independent trustees' fees and expenses	1,316
Registration fees	41,754
Audit	48,420
Legal	769
Miscellaneous	2,243
Total expenses before reductions	2,057,524
Expense reductions	(16,108)
Total expenses after reductions		2,041,416
Net investment income (loss)		3,142,678
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(83,651,881)
Fidelity Central Funds	41
Other affiliated issuers	(10,484,412)
Foreign currency transactions	(21,346)
Total net realized gain (loss)		(94,157,598)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(44,042,767)
Fidelity Central Funds	(279)
Other affiliated issuers	9,086,414
Assets and liabilities in foreign currencies	2,007
Total change in net unrealized appreciation (depreciation)		(34,954,625)
Net gain (loss)		(129,112,223)
Net increase (decrease) in net assets resulting from operations		$(125,969,545)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,142,678	$2,432,011
Net realized gain (loss)	(94,157,598)	(32,141,097)
Change in net unrealized appreciation (depreciation)	(34,954,625)	(62,884,617)
Net increase (decrease) in net assets resulting from operations	(125,969,545)	(92,593,703)
Distributions to shareholders	(4,506,594)	(2,784,223)
Share transactions
Proceeds from sales of shares	134,993,891	135,703,149
Reinvestment of distributions	4,269,353	2,638,204
Cost of shares redeemed	(153,007,034)	(152,668,531)
Net increase (decrease) in net assets resulting from share transactions	(13,743,790)	(14,327,178)
Total increase (decrease) in net assets	(144,219,929)	(109,705,104)
Net Assets
Beginning of period	303,349,496	413,054,600
End of period	$159,129,567	$303,349,496
Other Information
Shares
Sold	5,361,676	3,781,710
Issued in reinvestment of distributions	176,201	94,121
Redeemed	(6,204,797)	(3,793,132)
Net increase (decrease)	(666,920)	82,699

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Energy Service Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$30.61	$42.04	$54.70	$37.54	$54.34
Income from Investment Operations
Net investment income (loss)B	.34	.26	1.41C	.17	.45
Net realized and unrealized gain (loss)	(13.21)	(11.37)	(10.86)	17.22	(16.85)
Total from investment operations	(12.87)	(11.11)	(9.45)	17.39	(16.40)
Distributions from net investment income	(.52)	(.32)	(1.77)	(.23)	(.40)
Distributions from net realized gain	–	–	(1.43)	–	–
Total distributions	(.52)	(.32)	(3.21)D	(.23)	(.40)
Redemption fees added to paid in capitalB	–	–	–E	–E	–E
Net asset value, end of period	$17.22	$30.61	$42.04	$54.70	$37.54
Total ReturnF	(42.54)%	(26.36)%	(17.41)%	46.36%	(30.30)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.90%	.84%	.84%	.85%	.85%
Expenses net of fee waivers, if any	.90%	.84%	.84%	.85%	.84%
Expenses net of all reductions	.89%	.81%	.82%	.84%	.81%
Net investment income (loss)	1.38%	.65%	3.04%C	.36%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$159,130	$303,349	$413,055	$734,091	$435,375
Portfolio turnover rateI	42%	80%	62%	96%	58%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $1.34 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .16%.

 D Total distributions of $3.21 per share is comprised of distributions from net investment income of $1.774 and distributions from net realized gain of $1.431 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Natural Gas Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Natural Gas Portfolio	(32.98)%	(14.40)%	(6.73)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Gas Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$4,982	Natural Gas Portfolio
$32,918	S&P 500® Index

Natural Gas Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Co-Portfolio Managers Ben Shuleva and Peter Belisle:  For the fiscal year, the fund returned -32.98%, lagging the -22.68% result of the FactSet Natural Gas Linked Index as well as the broad-based S&P 500 index. Excess crude oil and natural gas supply pressured energy prices and stock returns. Versus the industry index, stock picks in the oil & gas equipment & services, storage & transportation and exploration & production (E&P) segments accounted for most of the fund’s underperformance. The biggest individual detractor was a sizable non-index position in RigNet (-77%), which provides satellite communications and technology to help energy producers. The company is exposed to offshore drilling activity, which was worse than expected this period and pressured the stock. An overweighting, on average, in E&P company Encana (-47%) also hurt. The company began doing business as Ovintiv in January and was hard hit by declining energy prices and a negative legal settlement. A non-index stake in offshore jack-up rig provider Shelf Drilling (-62%) also detracted as demand for rig equipment slumped. Conversely, our decision to underweight integrated oil & gas companies helped relative performance. The fund’s biggest individual contributor was E&P company Anadarko Petroleum (+64%), which was bought at a sizable premium by Occidental Petroleum (another fund holding) in August. The fund’s sizable non-index stake in Houston-based natural gas and crude oil pipeline company Enterprise Products Partners (-10%) also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 1, 2020, Peter Belisle assumed co-management responsibilities for the fund, joining Ben Shuleva.

Natural Gas Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Enbridge, Inc.	9.2
EOG Resources, Inc.	8.1
Noble Energy, Inc.	6.3
The Williams Companies, Inc.	6.2
Schlumberger Ltd.	5.3
CenterPoint Energy, Inc.	5.1
PDC Energy, Inc.	5.1
Devon Energy Corp.	4.6
Enterprise Products Partners LP	4.2
UGI Corp.	3.7
57.8

Top Industries (% of fund's net assets)

As of February 29, 2020
Oil, Gas & Consumable Fuels	68.8%
Energy Equipment & Services	15.7%
Multi-Utilities	6.7%
Gas Utilities	6.2%
Marine	0.6%
All Others*	2.0%

* Includes short-term investments and net other assets (liabilities).

Natural Gas Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Energy Equipment & Services - 15.7%
Oil & Gas Drilling - 2.6%
Borr Drilling Ltd. (a)	4,800	$10,287
Independence Contract Drilling, Inc. (a)	222,415	87,898
Shelf Drilling Ltd. (a)(b)	1,629,256	2,879,373
		2,977,558
Oil & Gas Equipment & Services - 13.1%
Baker Hughes Co. Class A	111,100	1,787,599
Forum Energy Technologies, Inc. (a)	877,814	684,695
Halliburton Co.	88,700	1,504,352
NCS Multistage Holdings, Inc. (a)	1,077,055	1,173,990
Oceaneering International, Inc. (a)	17,100	180,234
Ranger Energy Services, Inc. Class A (a)	142,306	979,065
RigNet, Inc. (a)	747,035	2,629,563
Schlumberger Ltd.	223,918	6,065,939
		15,005,437

TOTAL ENERGY EQUIPMENT & SERVICES		17,982,995

Gas Utilities - 6.2%
Gas Utilities - 6.2%
Atmos Energy Corp.	6,900	712,425
New Jersey Resources Corp.	25,300	893,343
Southwest Gas Holdings, Inc.	12,870	832,432
Spire, Inc.	2,400	180,120
Superior Plus Corp.	29,400	219,692
UGI Corp.	118,700	4,277,948
		7,115,960
Marine - 0.6%
Marine - 0.6%
2020 Bulkers Ltd. (c)	98,850	637,957
Multi-Utilities - 6.7%
Multi-Utilities - 6.7%
CenterPoint Energy, Inc.	254,800	5,865,496
NiSource, Inc.	67,600	1,826,552
		7,692,048
Oil, Gas & Consumable Fuels - 68.8%
Integrated Oil & Gas - 2.4%
Occidental Petroleum Corp.	85,100	2,786,174
Oil & Gas Exploration & Production - 35.6%
ARC Resources Ltd. (c)	90,500	393,757
Cabot Oil & Gas Corp.	75,500	1,051,715
Centennial Resource Development, Inc. Class A (a)	232,300	550,551
Cimarex Energy Co.	14,800	489,140
CNX Resources Corp. (a)	7,400	39,294
ConocoPhillips Co.	32,700	1,583,334
Continental Resources, Inc.	2,600	49,270
Devon Energy Corp.	326,287	5,298,901
EOG Resources, Inc.	146,000	9,235,960
EQT Corp.	60,523	355,270
Extraction Oil & Gas, Inc. (a)(c)	2,000	1,377
Hess Corp.	100	5,618
Matador Resources Co. (a)(c)	24,600	237,144
Noble Energy, Inc.	457,600	7,243,808
Northern Oil & Gas, Inc. (a)	37,900	54,955
Ovintiv, Inc.	224,441	2,592,294
PDC Energy, Inc. (a)	305,700	5,817,471
Pioneer Natural Resources Co.	33,700	4,137,686
QEP Resources, Inc.	28,700	64,575
Range Resources Corp. (c)	52,200	144,594
Seven Generations Energy Ltd. (a)	75,400	310,082
Southwestern Energy Co. (a)	102,307	145,276
Tourmaline Oil Corp.	57,300	475,988
Whiting Petroleum Corp. (a)	19,100	35,335
WPX Energy, Inc. (a)	48,400	451,572
		40,764,967
Oil & Gas Refining & Marketing - 2.4%
Phillips 66 Co.	36,900	2,762,334
Oil & Gas Storage & Transport - 28.4%
Avenir LNG Ltd. (a)	2,000,000	1,815,911
Enbridge, Inc.	284,500	10,589,399
Enterprise Products Partners LP	208,600	4,868,724
Keyera Corp.	13,000	312,058
Kinder Morgan, Inc.	34,300	657,531
Noble Midstream Partners LP	77,192	1,184,897
ONEOK, Inc.	28,000	1,868,160
Pembina Pipeline Corp.	19,100	688,013
Targa Resources Corp.	39,100	1,266,840
TC Energy Corp.	40,800	2,126,555
TC Energy Corp.	1,500	78,525
The Williams Companies, Inc.	374,400	7,132,320
		32,588,933

TOTAL OIL, GAS & CONSUMABLE FUELS		78,902,408

TOTAL COMMON STOCKS
(Cost $186,618,170)		112,331,368

Money Market Funds - 2.7%
Fidelity Cash Central Fund 1.60% (d)	2,320,210	2,320,674
Fidelity Securities Lending Cash Central Fund 1.60% (d)(e)	748,905	748,980
TOTAL MONEY MARKET FUNDS
(Cost $3,069,654)		3,069,654
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $189,687,824)		115,401,022
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(770,878)
NET ASSETS - 100%		$114,630,144

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,879,373 or 2.5% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,704
Fidelity Securities Lending Cash Central Fund	12,336
Total	$19,040

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$112,331,368	$106,987,840	$5,343,528	$--
Money Market Funds	3,069,654	3,069,654	--	--
Total Investments in Securities:	$115,401,022	$110,057,494	$5,343,528	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Common Stocks
Beginning Balance	$3,506,045
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	--
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	(3,506,045)
Ending Balance	$--
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2020	$--

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period includes securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	76.6%
Canada	13.4%
Curacao	5.3%
Norway	3.1%
Bermuda	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Natural Gas Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $708,908) — See accompanying schedule: Unaffiliated issuers (cost $186,618,170)	$112,331,368
Fidelity Central Funds (cost $3,069,654)	3,069,654
Total Investment in Securities (cost $189,687,824)		$115,401,022
Receivable for investments sold		4,603,802
Receivable for fund shares sold		540,474
Dividends receivable		373,309
Distributions receivable from Fidelity Central Funds		4,125
Prepaid expenses		1,643
Other receivables		49,106
Total assets		120,973,481
Liabilities
Payable for investments purchased	$4,587,677
Payable for fund shares redeemed	824,120
Accrued management fee	59,525
Other affiliated payables	41,092
Other payables and accrued expenses	81,773
Collateral on securities loaned	749,150
Total liabilities		6,343,337
Net Assets		$114,630,144
Net Assets consist of:
Paid in capital		$523,512,847
Total accumulated earnings (loss)		(408,882,703)
Net Assets		$114,630,144
Net Asset Value, offering price and redemption price per share ($114,630,144 ÷ 8,454,366 shares)		$13.56

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$4,021,844
Income from Fidelity Central Funds (including $12,336 from security lending)		19,040
Total income		4,040,884
Expenses
Management fee	$889,666
Transfer agent fees	489,675
Accounting and security lending fees	64,750
Custodian fees and expenses	19,677
Independent trustees' fees and expenses	949
Registration fees	36,665
Audit	39,105
Legal	1,019
Miscellaneous	1,530
Total expenses before reductions	1,543,036
Expense reductions	(8,929)
Total expenses after reductions		1,534,107
Net investment income (loss)		2,506,777
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(62,171,651)
Fidelity Central Funds	(212)
Foreign currency transactions	3,949
Total net realized gain (loss)		(62,167,914)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,051,235
Fidelity Central Funds	42
Assets and liabilities in foreign currencies	(2,499)
Total change in net unrealized appreciation (depreciation)		1,048,778
Net gain (loss)		(61,119,136)
Net increase (decrease) in net assets resulting from operations		$(58,612,359)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,506,777	$2,473,009
Net realized gain (loss)	(62,167,914)	(42,874,910)
Change in net unrealized appreciation (depreciation)	1,048,778	33,853,278
Net increase (decrease) in net assets resulting from operations	(58,612,359)	(6,548,623)
Distributions to shareholders	(1,660,041)	(1,257,826)
Share transactions
Proceeds from sales of shares	41,679,382	73,386,071
Reinvestment of distributions	1,560,585	1,185,845
Cost of shares redeemed	(69,422,307)	(104,048,790)
Net increase (decrease) in net assets resulting from share transactions	(26,182,340)	(29,476,874)
Total increase (decrease) in net assets	(86,454,740)	(37,283,323)
Net Assets
Beginning of period	201,084,884	238,368,207
End of period	$114,630,144	$201,084,884
Other Information
Shares
Sold	2,360,441	3,179,983
Issued in reinvestment of distributions	87,673	54,372
Redeemed	(3,826,441)	(4,435,015)
Net increase (decrease)	(1,378,327)	(1,200,660)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Natural Gas Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$20.45	$21.60	$27.76	$17.83	$32.05
Income from Investment Operations
Net investment income (loss)B	.28	.24	.61C	.13	.33
Net realized and unrealized gain (loss)	(6.98)	(1.27)	(5.83)	9.98	(14.16)
Total from investment operations	(6.70)	(1.03)	(5.22)	10.11	(13.83)
Distributions from net investment income	(.19)	–	(.65)	(.15)	(.39)
Distributions from net realized gain	–	(.12)	(.29)	(.03)	–
Total distributions	(.19)	(.12)	(.94)	(.18)	(.39)
Redemption fees added to paid in capitalB	–	–	–D	–D	–D
Net asset value, end of period	$13.56	$20.45	$21.60	$27.76	$17.83
Total ReturnE	(32.98)%	(4.82)%	(18.97)%	56.75%	(43.29)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.93%	.89%	.89%	.87%	.89%
Expenses net of fee waivers, if any	.93%	.89%	.89%	.87%	.88%
Expenses net of all reductions	.92%	.86%	.87%	.87%	.88%
Net investment income (loss)	1.51%	1.02%	2.52%C	.50%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$114,630	$201,085	$238,368	$479,879	$255,990
Portfolio turnover rateH	87%	86%	69%	76%	62%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.45 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .66%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Natural Resources Portfolio	(18.25)%	(7.13)%	(1.32)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Resources Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$8,756	Natural Resources Portfolio
$32,918	S&P 500® Index

Natural Resources Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Nathan Strik:  For the fiscal year, the fund returned -18.25%, modestly underperforming the -17.09% result of the S&P® North American Natural Resources Sector Index, but well behind the broad-based S&P 500 index. It was a tough year for the industry, as a decline in global crude-oil prices continued to weigh on the overall profitability of natural resources stocks. However, rising gold bullion and gold stock prices otherwise proved a positive for the industry. Versus the S&P industry index, disappointing stock selection and an underweighting in the strong-performing oil & gas storage & transportation group hurt most. This included not owning index components Enbridge (+8%) and TC Energy (+23%), two Canadian firms, as well as holding an overweighted stake in Encana (-47%) the past 12 months. Encana began doing business as Ovintiv in January, and was hard hit by declining energy prices and a negative legal settlement. Not owning index component Newmont (+36%), the world’s largest gold miner, also hurt. Conversely, stock picks in integrated oil & gas were a positive, led by not owning subindustry giant Exxon Mobil (- 32%). Elsewhere, the fund’s overweighting in gold stocks added value. Specifically, it helped to own and overweight stake in Canada-based gold royalty company Franco Nevada (+44%), which benefited from rising bullion prices. The fund’s position in oil & gas exploration & production firm Anadarko Petroleum contributed. Our shares of Anadarko rallied 70% this period, as investors favorably viewed its early-August acquisition by Occidental Petroleum. Overall, foreign holdings contributed, despite a modest headwind from currency fluctuations.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Natural Resources Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Chevron Corp.	8.7
Franco-Nevada Corp.	5.9
Suncor Energy, Inc.	5.4
Cenovus Energy, Inc. (Canada)	5.2
Barrick Gold Corp.	4.5
Pioneer Natural Resources Co.	4.3
The Williams Companies, Inc.	4.3
Crown Holdings, Inc.	3.9
ConocoPhillips Co.	3.8
Cheniere Energy, Inc.	3.4
49.4

Top Industries (% of fund's net assets)

As of February 29, 2020
Oil, Gas & Consumable Fuels	68.1%
Metals & Mining	13.8%
Containers & Packaging	10.2%
Energy Equipment & Services	4.9%
Construction Materials	1.8%
All Others*	1.2%

* Includes short-term investments and net other assets (liabilities).

Natural Resources Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Construction Materials - 1.8%
Construction Materials - 1.8%
Eagle Materials, Inc. (a)	45,500	$3,591,315
Summit Materials, Inc. (b)	106,200	2,075,148
		5,666,463
Containers & Packaging - 10.2%
Metal & Glass Containers - 5.7%
Aptargroup, Inc.	55,900	5,649,813
Crown Holdings, Inc. (b)	174,800	12,323,400
		17,973,213
Paper Packaging - 4.5%
Avery Dennison Corp.	77,600	8,884,424
Graphic Packaging Holding Co.	133,000	1,798,160
Packaging Corp. of America	41,200	3,733,544
		14,416,128

TOTAL CONTAINERS & PACKAGING		32,389,341

Energy Equipment & Services - 4.9%
Oil & Gas Drilling - 0.7%
Nabors Industries Ltd.	139,520	245,555
Odfjell Drilling Ltd. (b)	178,700	477,988
Shelf Drilling Ltd. (b)(c)	759,800	1,342,789
		2,066,332
Oil & Gas Equipment & Services - 4.2%
Baker Hughes Co. Class A	424,800	6,835,032
Dril-Quip, Inc. (b)	31,425	1,119,359
Halliburton Co.	162,600	2,757,696
National Oilwell Varco, Inc.	59,200	1,107,632
Oceaneering International, Inc. (b)	49,600	522,784
RigNet, Inc. (b)	270,230	951,210
		13,293,713

TOTAL ENERGY EQUIPMENT & SERVICES		15,360,045

Metals & Mining - 13.8%
Gold - 13.8%
Agnico Eagle Mines Ltd. (Canada)	224,900	10,671,545
Barrick Gold Corp.	738,232	14,055,937
Franco-Nevada Corp.	174,300	18,712,334
		43,439,816
Oil, Gas & Consumable Fuels - 68.1%
Coal & Consumable Fuels - 0.3%
Pinnacle Renewable Energy, Inc.	157,200	1,059,907
Integrated Oil & Gas - 19.3%
Cenovus Energy, Inc. (Canada)	2,244,700	16,506,008
Chevron Corp.	293,598	27,404,438
Suncor Energy, Inc.	612,400	16,876,644
		60,787,090
Oil & Gas Exploration & Production - 27.7%
Brigham Minerals, Inc. Class A	50,000	797,500
Cabot Oil & Gas Corp.	226,700	3,157,931
Canadian Natural Resources Ltd.	375,900	9,675,802
Centennial Resource Development, Inc. Class A (b)	240,100	569,037
ConocoPhillips Co.	246,100	11,916,162
Crescent Point Energy Corp.	311,600	847,338
Devon Energy Corp.	295,900	4,805,416
Diamondback Energy, Inc.	101,800	6,311,600
EOG Resources, Inc.	91,800	5,807,268
Kosmos Energy Ltd.	273,100	832,955
Magnolia Oil & Gas Corp. Class A (b)(d)	963,800	7,238,138
Noble Energy, Inc.	523,800	8,291,754
Ovintiv, Inc. (d)	137,120	1,584,452
Parsley Energy, Inc. Class A	521,600	6,989,440
PDC Energy, Inc. (b)	131,800	2,508,154
Pioneer Natural Resources Co.	110,200	13,530,356
PrairieSky Royalty Ltd.	71,238	660,766
Viper Energy Partners LP	113,200	2,018,356
		87,542,425
Oil & Gas Refining & Marketing - 8.5%
Delek U.S. Holdings, Inc.	193,804	4,143,530
Marathon Petroleum Corp.	63,898	3,030,043
Phillips 66 Co.	98,516	7,374,908
Reliance Industries Ltd.	113,086	2,071,323
Valero Energy Corp.	153,200	10,149,500
		26,769,304
Oil & Gas Storage & Transport - 12.3%
Cheniere Energy, Inc. (b)	209,700	10,755,513
Enterprise Products Partners LP	392,000	9,149,280
Golar LNG Ltd. (d)	129,800	1,663,387
Noble Midstream Partners LP	234,377	3,597,687
The Williams Companies, Inc.	709,800	13,521,690
		38,687,557

TOTAL OIL, GAS & CONSUMABLE FUELS		214,846,283

Paper & Forest Products - 0.6%
Forest Products - 0.6%
Western Forest Products, Inc. (d)	2,623,600	2,091,452
TOTAL COMMON STOCKS
(Cost $383,665,083)		313,793,400

Money Market Funds - 3.5%
Fidelity Securities Lending Cash Central Fund 1.60% (a)(e)
(Cost $10,920,024)	10,918,932	10,920,024
TOTAL INVESTMENT IN SECURITIES - 102.9%
(Cost $394,585,107)		324,713,424
NET OTHER ASSETS (LIABILITIES) - (2.9)%		(9,180,205)
NET ASSETS - 100%		$315,533,219

Legend

 (a) Investment made with cash collateral received from securities on loan.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,342,789 or 0.4% of net assets.

 (d) Security or a portion of the security is on loan at period end.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$65,869
Fidelity Securities Lending Cash Central Fund	27,411
Total	$93,280

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$313,793,400	$311,972,623	$1,820,777	$--
Money Market Funds	10,920,024	10,920,024	--	--
Total Investments in Securities:	$324,713,424	$322,892,647	$1,820,777	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	69.2%
Canada	28.9%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $10,665,778) — See accompanying schedule: Unaffiliated issuers (cost $383,665,083)	$313,793,400
Fidelity Central Funds (cost $10,920,024)	10,920,024
Total Investment in Securities (cost $394,585,107)		$324,713,424
Foreign currency held at value (cost $7)		7
Receivable for investments sold		9,507,050
Receivable for fund shares sold		3,315,439
Dividends receivable		915,052
Distributions receivable from Fidelity Central Funds		11,566
Prepaid expenses		6,038
Other receivables		71,520
Total assets		338,540,096
Liabilities
Payable to custodian bank	$4,802,160
Payable for investments purchased	1,987,000
Payable for fund shares redeemed	4,883,557
Accrued management fee	167,118
Other affiliated payables	90,627
Other payables and accrued expenses	157,056
Collateral on securities loaned	10,919,359
Total liabilities		23,006,877
Net Assets		$315,533,219
Net Assets consist of:
Paid in capital		$607,931,095
Total accumulated earnings (loss)		(292,397,876)
Net Assets		$315,533,219
Net Asset Value, offering price and redemption price per share ($315,533,219 ÷ 15,321,081 shares)		$20.59

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$8,095,665
Income from Fidelity Central Funds (including $27,411 from security lending)		93,280
Total income		8,188,945
Expenses
Management fee	$2,169,323
Transfer agent fees	968,281
Accounting and security lending fees	157,957
Custodian fees and expenses	14,122
Independent trustees' fees and expenses	2,331
Registration fees	41,087
Audit	55,699
Legal	1,202
Miscellaneous	5,204
Total expenses before reductions	3,415,206
Expense reductions	(22,234)
Total expenses after reductions		3,392,972
Net investment income (loss)		4,795,973
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,833,881)
Fidelity Central Funds	897
Foreign currency transactions	10,929
Total net realized gain (loss)		(5,822,055)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $19,577)	(72,691,235)
Assets and liabilities in foreign currencies	1,266
Total change in net unrealized appreciation (depreciation)		(72,689,969)
Net gain (loss)		(78,512,024)
Net increase (decrease) in net assets resulting from operations		$(73,716,051)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,795,973	$9,676,207
Net realized gain (loss)	(5,822,055)	(66,304,623)
Change in net unrealized appreciation (depreciation)	(72,689,969)	(26,353,779)
Net increase (decrease) in net assets resulting from operations	(73,716,051)	(82,982,195)
Distributions to shareholders	(6,015,518)	(10,282,640)
Share transactions
Proceeds from sales of shares	141,880,695	379,536,177
Reinvestment of distributions	5,281,203	9,981,955
Cost of shares redeemed	(176,063,968)	(782,819,915)
Net increase (decrease) in net assets resulting from share transactions	(28,902,070)	(393,301,783)
Total increase (decrease) in net assets	(108,633,639)	(486,566,618)
Net Assets
Beginning of period	424,166,858	910,733,476
End of period	$315,533,219	$424,166,858
Other Information
Shares
Sold	5,678,652	13,740,663
Issued in reinvestment of distributions	202,237	414,331
Redeemed	(7,159,749)	(30,659,455)
Net increase (decrease)	(1,278,860)	(16,504,461)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Natural Resources Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$25.55	$27.51	$29.13	$21.80	$31.49
Income from Investment Operations
Net investment income (loss)B	.30	.29	.43C	.10	.18
Net realized and unrealized gain (loss)	(4.88)	(1.97)	(1.64)	7.42	(9.69)
Total from investment operations	(4.58)	(1.68)	(1.21)	7.52	(9.51)
Distributions from net investment income	(.30)	(.28)	(.39)	(.11)	(.18)
Distributions from net realized gain	(.08)	–D	(.02)	(.08)	–
Total distributions	(.38)	(.28)	(.41)	(.19)	(.18)
Redemption fees added to paid in capitalB	–	–	–D	–D	–D
Net asset value, end of period	$20.59	$25.55	$27.51	$29.13	$21.80
Total ReturnE	(18.25)%	(6.06)%	(4.16)%	34.54%	(30.22)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.84%	.81%	.83%	.84%	.86%
Expenses net of fee waivers, if any	.84%	.81%	.83%	.84%	.86%
Expenses net of all reductions	.84%	.80%	.82%	.83%	.85%
Net investment income (loss)	1.18%	1.02%	1.54%C	.35%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$315,533	$424,167	$910,733	$912,090	$462,869
Portfolio turnover rateH	8%	26%	78%	84%	78%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.31 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .41%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2020

1. Organization.

Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio, and Natural Resources Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Natural Resources Portfolio may also invest in certain precious metals.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2020, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) the Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in each Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in each accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Energy Portfolio	$179,938
Energy Service Portfolio	60,901
Natural Gas Portfolio	44,165
Natural Resources Portfolio	70,561

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2020, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Energy Portfolio	$840,781,399	$15,105,321	$(186,948,097)	$(171,842,776)
Energy Service Portfolio	301,601,224	1,015,278	(142,630,739)	(141,615,461)
Natural Gas Portfolio	195,059,948	866,004	(80,524,930)	(79,658,926)
Natural Resources Portfolio	393,700,362	22,649,699	(91,636,637)	(68,986,938)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Energy Portfolio	$4,019,744	$(411,049,739)	$(177,754,771)
Energy Service Portfolio	638,861	(238,886,417)	(145,659,003)
Natural Gas Portfolio	551,756	(328,637,452)	(80,642,912)
Natural Resources Portfolio	162,807	(218,873,592)	(73,566,784)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total capital loss carryfoward
Energy Portfolio	$(266,229,505)	$(144,820,234)	$(411,049,739)
Energy Service Portfolio	(56,814,095)	(182,072,322)	(238,886,417)
Natural Gas Portfolio	(68,076,638)	(260,560,814)	(328,637,452)
Natural Resources Portfolio	(93,793,841)	(125,079,751)	(218,873,592)

The tax character of distributions paid was as follows:

February 29, 2020
	Ordinary Income	Total
Energy Portfolio	$17,018,375	$17,018,375
Energy Service Portfolio	4,506,594	4,506,594
Natural Gas Portfolio	1,660,041	1,660,041
Natural Resources Portfolio	6,015,518	6,015,518

February 28, 2019
	Ordinary Income	Total
Energy Portfolio	$15,141,238	$15,141,238
Energy Service Portfolio	2,784,223	2,784,223
Natural Gas Portfolio	1,257,826	1,257,826
Natural Resources Portfolio	10,282,640	10,282,640

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions are noted in the table below.

	Purchases ($)	Sales ($)
Energy Portfolio	753,376,287	919,254,728
Energy Service Portfolio	94,816,694	114,378,870
Natural Gas Portfolio	143,082,895	170,034,652
Natural Resources Portfolio	32,837,500	58,398,936

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Energy Portfolio	.30%	.24%	.53%
Energy Service Portfolio	.30%	.24%	.53%
Natural Gas Portfolio	.30%	.24%	.53%
Natural Resources Portfolio	.30%	.24%	.54%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Energy Portfolio	.23%
Energy Service Portfolio	.28%
Natural Gas Portfolio	.29%
Natural Resources Portfolio	.24%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with each Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
Energy Portfolio	.03
Energy Service Portfolio	.04
Natural Gas Portfolio	.04
Natural Resources Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Energy Portfolio	$41,045
Energy Service Portfolio	12,655
Natural Gas Portfolio	5,655
Natural Resources Portfolio	1,715

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, each fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	Borrower	$4,588,667	2.61%	$999

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount
Natural Gas Portfolio	$1,658

Affiliated Redemptions In-Kind. During the period, 1,155,173 shares of the Energy Portfolio were redeemed in-kind for investments and cash with a value of $37,704,833. The net realized gain of $6,179,274 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Energy Portfolio recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 5,345,534 shares of Energy Portfolio were redeemed in-kind for investments and cash with a value of $239,961,028. The Fund had a net realized gain of $76,585,161 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Energy Portfolio recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Energy Portfolio	$2,656
Energy Service Portfolio	629
Natural Gas Portfolio	451
Natural Resources Portfolio	1,139

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Funds. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a Fund's daily lending revenue, for its services as lending agent. The Funds may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS. Affiliated security lending activity was as follows:

Total Security Lending Income Fees Paid to NFS
Energy Portfolio	$347
Energy Service Portfolio	$10,401
Natural Gas Portfolio	$579
Natural Resources Portfolio	$694

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage service rebates	Transfer Agent credits
Energy Portfolio	$71,387	$479
Energy Service Portfolio	14,455	264
Natural Gas Portfolio	7,879	–
Natural Resources Portfolio	17,719	115

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Energy Portfolio	$6,182
Energy Service Portfolio	1,389
Natural Gas Portfolio	1,050
Natural Resources Portfolio	4,400

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Natural Resources Portfolio, Natural Gas Portfolio, Energy Service Portfolio and Energy Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Natural Resources Portfolio, Natural Gas Portfolio, Energy Service Portfolio and Energy Portfolio (four of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the “Funds”) as of February 29, 2020, the related statements of operations for the year ended February 29, 2020, the statements of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2020 and each of the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 10, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as a member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2019 to February 29, 2020).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio -A	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period-B September 1, 2019 to February 29, 2020
Energy Portfolio	.81%
Actual		$1,000.00	$826.00	$3.68
Hypothetical-C		$1,000.00	$1,020.84	$4.07
Energy Service Portfolio	.90%
Actual		$1,000.00	$833.20	$4.10
Hypothetical-C		$1,000.00	$1,020.39	$4.52
Natural Gas Portfolio	.92%
Actual		$1,000.00	$809.10	$4.14
Hypothetical-C		$1,000.00	$1,020.29	$4.62
Natural Resources Portfolio	.84%
Actual		$1,000.00	$851.50	$3.87
Hypothetical-C		$1,000.00	$1,020.69	$4.22

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2019	December 2019
Energy Portfolio	100%	100%
Energy Service Portfolio	–	47%
Natural Gas Portfolio	–	100%
Natural Resources Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2019	December 2019
Energy Portfolio	100%	100%
Energy Service Portfolio	–	89%
Natural Gas Portfolio	–	100%
Natural Resources Portfolio	100%	100%

The funds will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Energy Portfolio
Energy Service Portfolio
Natural Gas Portfolio
Natural Resources Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) and Fidelity SelectCo, LLC (SelectCo) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts will reflect the replacement of SelectCo with FMR and will take effect upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for Energy Service Portfolio in February 2019 and for Natural Gas Portfolio in October 2017 and January 2018. The Board will continue to monitor closely each applicable fund's performance as the new portfolio manager(s) establishes a track record.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below.

Energy Portfolio

The Board considered the fund's underperformance for different time periods ended June 30, 2019. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Energy Service Portfolio

Natural Gas Portfolio

The Board considered the fund's underperformance for different time periods ended June 30, 2019. The Board noted that the fund's underperformance has continued since the Board approved the management contract in July 2017 and January 2019. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the fund's performance more closely.

Natural Resources Portfolio

The Board considered the fund's underperformance for different time periods ended June 30, 2019. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Energy Portfolio

Energy Service Portfolio

Natural Gas Portfolio

Natural Resources Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Amended and Restated Contracts should be approved and each fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot not be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SELNR-ANN-0420
1.813649.115

Fidelity® Select Portfolios®
Financials Sector

Banking Portfolio

Brokerage and Investment Management Portfolio

Consumer Finance Portfolio

Financial Services Portfolio

Insurance Portfolio

Annual Report

February 29, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to shareholders
Banking Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Brokerage and Investment Management Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Consumer Finance Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Financial Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Insurance Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to shareholders:
(No Action is Required by You)

As part of a regular review of its organizational structure, Fidelity has decided to merge certain entities to streamline operations, increase efficiency, simplify reporting, and reduce legal, compliance, and accounting complexity and costs. In separate events, Fidelity has merged four of its investment advisers and two of its broker-dealers.

Effective on or about January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to “Fidelity Management & Research Company LLC”.

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. (“FIISC”). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to “Fidelity Distributors Company LLC”.

These mergers are not expected to affect fund shareholders or Fidelity clients, nor are they expected to result in any changes to the day-to-day management of Fidelity’s brokerage services, the Fidelity funds, their investment policies and practices, their portfolio management teams, or the funds’ expenses.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

In the weeks following the end of this reporting period, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

Banking Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Banking Portfolio	(6.05)%	6.12%	8.82%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Banking Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,292	Banking Portfolio
$32,918	S&P 500® Index

Banking Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Matthew Reed:  For the fiscal year, the fund returned -6.05%, considerably better than the -9.52% return of the MSCI U.S. IMI Banks 5% Capped Linked Index, but lagging the broadly based S&P 500®. Versus the MSCI industry index, stock selection in regional banks bolstered the fund’s performance most. Out-of-index exposure to certain consumer finance stocks also lifted our relative result. Our top individual contributor versus the MSCI index was an out-of-index position in Cardlytics (+396%). The company provides a proprietary bank advertising platform that enables marketers to reach consumers through their trusted and frequently visited online- and mobile-banking channels. Given the stock’s massive gain in such a short time, I chose to exit the position. Within the consumer finance segment, OneMain Holdings (+29%), Capital One Financial (+7%) and SLM (+8%) were all non-index holdings that gave the fund a performance boost, benefiting from overall favorable conditions for providers of consumer credit. A sizable overweighting in Bank of America (0%) further aided the fund’s relative performance. Conversely, investment choices in diversified banks weighed on performance the past 12 months. Not owning JPMorgan Chase (+15%) resulted in this index heavyweight ending the period as the portfolio’s largest individual relative detractor. This was a case of believing that the strength of the business was well understood and seeing better relative values in other banks. A large overweighting in another diversified bank, Wells Fargo (-15%), fared poorly, and Houston-based regional bank Cadence Bancorp (-26%), a sizable overweighting in the portfolio, further detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Banking Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Wells Fargo & Co.	8.9
Bank of America Corp.	8.6
Citigroup, Inc.	6.7
Truist Financial Corp.	6.0
East West Bancorp, Inc.	3.1
Huntington Bancshares, Inc.	3.1
Capital One Financial Corp.	2.9
Signature Bank	2.8
WesBanco, Inc.	2.7
Wintrust Financial Corp.	2.6
47.4

Top Industries (% of fund's net assets)

As of February 29, 2020
Banks	85.5%
Thrifts & Mortgage Finance	5.6%
Consumer Finance	5.2%
Capital Markets	2.3%
IT Services	1.1%
All Others*	0.3%

* Includes short-term investments and net other assets (liabilities).

Banking Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Banks - 85.5%
Diversified Banks - 24.2%
Bank of America Corp.	1,081,776	$30,830,616
Citigroup, Inc.	382,700	24,286,142
Wells Fargo & Co.	788,692	32,218,068
		87,334,826
Regional Banks - 61.3%
1st Source Corp.	75,060	3,156,273
Amalgamated Bank	58,600	938,186
American National Bankshares, Inc.	105,186	3,249,196
Ameris Bancorp	99,060	3,385,871
Associated Banc-Corp.	313,800	5,312,634
Bank OZK	272,600	6,921,314
BayCom Corp. (a)	183,382	3,907,870
BOK Financial Corp.	103,400	7,486,160
Cadence Bancorp Class A	641,028	9,051,315
Camden National Corp.	20,232	829,714
Community Trust Bancorp, Inc.	109,676	4,242,268
ConnectOne Bancorp, Inc.	94,700	1,989,647
Cullen/Frost Bankers, Inc.	68,400	5,361,876
East West Bancorp, Inc.	294,000	11,389,560
First Citizens Bancshares, Inc.	4,600	2,085,226
First Hawaiian, Inc.	131,200	3,142,240
First Horizon National Corp.	620,100	8,265,933
First Interstate Bancsystem, Inc.	205,800	7,009,548
Great Western Bancorp, Inc.	319,000	8,571,530
Hilltop Holdings, Inc.	173,600	3,616,088
Huntington Bancshares, Inc.	913,400	11,207,418
KeyCorp	548,300	8,964,705
Lakeland Financial Corp.	86,800	3,547,516
M&T Bank Corp.	56,600	7,945,508
PacWest Bancorp	180,036	5,696,339
Preferred Bank, Los Angeles	78,395	4,008,336
Regions Financial Corp.	616,500	8,335,080
Sierra Bancorp	83,000	1,977,060
Signature Bank	81,990	10,256,949
Trico Bancshares	104,287	3,526,986
Truist Financial Corp.	474,850	21,909,579
UMB Financial Corp.	65,266	3,795,218
Univest Corp. of Pennsylvania	150,100	3,512,340
WesBanco, Inc.	314,500	9,626,845
Wintrust Financial Corp.	176,400	9,421,524
Zions Bancorp NA	204,950	8,187,753
		221,831,605

TOTAL BANKS		309,166,431

Capital Markets - 2.3%
Asset Management & Custody Banks - 2.3%
Northern Trust Corp.	27,200	2,387,072
State Street Corp.	88,500	6,027,735
		8,414,807
Consumer Finance - 5.2%
Consumer Finance - 5.2%
Capital One Financial Corp.	117,500	10,370,550
OneMain Holdings, Inc.	93,500	3,436,125
SLM Corp.	480,300	4,980,711
		18,787,386
IT Services - 1.1%
Data Processing & Outsourced Services - 1.1%
Computer Services, Inc.	30,000	1,560,000
GreenSky, Inc. Class A (a)(b)	288,900	2,305,422
		3,865,422
Thrifts & Mortgage Finance - 5.6%
Thrifts & Mortgage Finance - 5.6%
Essent Group Ltd.	213,429	9,314,042
MGIC Investment Corp.	236,400	2,843,892
NMI Holdings, Inc. (a)	130,802	3,052,919
Radian Group, Inc.	247,236	5,251,293
		20,462,146
TOTAL COMMON STOCKS
(Cost $345,339,061)		360,696,192

Money Market Funds - 0.4%
Fidelity Securities Lending Cash Central Fund 1.60% (c)(d)
(Cost $1,324,073)	1,323,941	1,324,073
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $346,663,134)		362,020,265
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(324,095)
NET ASSETS - 100%		$361,696,170

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$26,043
Fidelity Securities Lending Cash Central Fund	45,491
Total	$71,534

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Banking Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $1,320,690) — See accompanying schedule: Unaffiliated issuers (cost $345,339,061)	$360,696,192
Fidelity Central Funds (cost $1,324,073)	1,324,073
Total Investment in Securities (cost $346,663,134)		$362,020,265
Receivable for investments sold		5,345,557
Receivable for fund shares sold		1,058,405
Dividends receivable		1,278,938
Distributions receivable from Fidelity Central Funds		2,310
Prepaid expenses		5,572
Other receivables		7,045
Total assets		369,718,092
Liabilities
Payable to custodian bank	$3,456,718
Payable for investments purchased	187,454
Payable for fund shares redeemed	2,746,831
Accrued management fee	191,586
Other affiliated payables	79,161
Other payables and accrued expenses	36,172
Collateral on securities loaned	1,324,000
Total liabilities		8,021,922
Net Assets		$361,696,170
Net Assets consist of:
Paid in capital		$324,779,996
Total accumulated earnings (loss)		36,916,174
Net Assets		$361,696,170
Net Asset Value, offering price and redemption price per share ($361,696,170 ÷ 15,474,802 shares)		$23.37

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$13,664,041
Income from Fidelity Central Funds (including $45,491 from security lending)		71,534
Total income		13,735,575
Expenses
Management fee	$2,467,781
Transfer agent fees	819,213
Accounting and security lending fees	179,438
Custodian fees and expenses	9,621
Independent trustees' fees and expenses	2,545
Registration fees	41,124
Audit	41,668
Legal	3,633
Interest	549
Miscellaneous	4,634
Total expenses before reductions	3,570,206
Expense reductions	(26,326)
Total expenses after reductions		3,543,880
Net investment income (loss)		10,191,695
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	39,645,048
Fidelity Central Funds	73
Total net realized gain (loss)		39,645,121
Change in net unrealized appreciation (depreciation) on investment securities		(72,578,685)
Net gain (loss)		(32,933,564)
Net increase (decrease) in net assets resulting from operations		$(22,741,869)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,191,695	$9,788,529
Net realized gain (loss)	39,645,121	102,235,585
Change in net unrealized appreciation (depreciation)	(72,578,685)	(165,933,677)
Net increase (decrease) in net assets resulting from operations	(22,741,869)	(53,909,563)
Distributions to shareholders	(30,093,044)	(139,846,212)
Share transactions
Proceeds from sales of shares	121,977,862	151,956,223
Reinvestment of distributions	28,635,030	131,871,083
Cost of shares redeemed	(250,731,343)	(405,666,643)
Net increase (decrease) in net assets resulting from share transactions	(100,118,451)	(121,839,337)
Total increase (decrease) in net assets	(152,953,364)	(315,595,112)
Net Assets
Beginning of period	514,649,534	830,244,646
End of period	$361,696,170	$514,649,534
Other Information
Shares
Sold	4,485,997	4,816,713
Issued in reinvestment of distributions	1,050,495	5,072,697
Redeemed	(9,539,655)	(12,960,820)
Net increase (decrease)	(4,003,163)	(3,071,410)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Banking Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$26.42	$36.82	$33.63	$21.70	$26.24
Income from Investment Operations
Net investment income (loss)B	.58	.49	.42	.33	.33
Net realized and unrealized gain (loss)	(1.96)	(3.62)	3.68	11.85	(3.43)
Total from investment operations	(1.38)	(3.13)	4.10	12.18	(3.10)
Distributions from net investment income	(.53)	(.54)	(.33)	(.25)	(.28)
Distributions from net realized gain	(1.14)	(6.73)	(.58)	–	(1.16)
Total distributions	(1.67)	(7.27)	(.91)	(.25)	(1.44)
Redemption fees added to paid in capitalB	–	–	–C	–C	–C
Net asset value, end of period	$23.37	$26.42	$36.82	$33.63	$21.70
Total ReturnD	(6.05)%	(6.57)%	12.31%	56.16%	(12.57)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.77%	.77%	.79%	.79%
Expenses net of fee waivers, if any	.77%	.77%	.77%	.79%	.79%
Expenses net of all reductions	.77%	.76%	.77%	.79%	.79%
Net investment income (loss)	2.21%	1.54%	1.26%	1.20%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$361,696	$514,650	$830,245	$1,261,859	$565,479
Portfolio turnover rateG	31%	44%	35%	34%	63%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Brokerage and Investment Management Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Brokerage and Investment Management Portfolio	9.28%	5.60%	8.44%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Brokerage and Investment Management Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,480	Brokerage and Investment Management Portfolio
$32,918	S&P 500® Index

Brokerage and Investment Management Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Charlie Ackerman:  For the fiscal year, the fund returned 9.28%, outpacing the 7.49% result of the MSCI U.S. IMI Capital Markets 5% Capped Linked Index and the broad-based S&P 500® index. The fund's outperformance of the MSCI industry index was primarily due to security selection in asset management & custody banks and, to a lesser extent, our underweighting to the group. Here, the biggest individual contributor was alternative asset manager Apollo Global Management, which gained 51% the past 12 months. We held Apollo throughout the entire fiscal year, whereas it wasn't included in the MSCI benchmark until late 2019 and posted a modestly negative return from then through period-end. Additionally, not owning asset managers Franklin Resources (-31%) and significantly underweighting Affiliated Managers Group (-30%), two sizable income components, also added value. By contrast, unfavorable stock selection and an overweighting in the lagging investment banking & brokerage group detracted from the fund's relative result. In this category, we had too much exposure to TD Ameritrade (-23%) and Schwab (-10%) this period, as the firms eliminated commissions on online trading of stocks and exchange-traded funds. In the financial exchanges & data group, our underweighting in Moody's meant we missed out on some of the stock's 40% gain for the year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Brokerage and Investment Management Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
BlackRock, Inc. Class A	8.0
S&P Global, Inc.	7.0
Intercontinental Exchange, Inc.	6.4
Morgan Stanley	6.2
Charles Schwab Corp.	5.9
CME Group, Inc.	5.6
MSCI, Inc.	5.5
Ameriprise Financial, Inc.	4.5
LPL Financial	4.5
T. Rowe Price Group, Inc.	4.5
58.1

Top Industries (% of fund's net assets)

As of February 29, 2020
Capital Markets	100.0%

Brokerage and Investment Management Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
Capital Markets - 100.0%
Asset Management & Custody Banks - 31.6%
Affiliated Managers Group, Inc.	7,900	$594,238
AllianceBernstein Holding LP	27,000	821,070
Ameriprise Financial, Inc.	99,600	14,073,480
Apollo Global Management LLC Class A	262,600	10,939,916
Bank of New York Mellon Corp.	223,400	8,913,660
BlackRock, Inc. Class A	53,500	24,771,035
Eaton Vance Corp. (non-vtg.)	25,400	1,048,004
Invesco Ltd.	64,500	928,800
KKR & Co. LP	87,000	2,488,200
Northern Trust Corp.	66,400	5,827,264
State Street Corp.	126,900	8,643,159
T. Rowe Price Group, Inc.	117,000	13,807,170
The Blackstone Group LP	89,800	4,834,832
		97,690,828
Financial Exchanges & Data - 36.4%
Cboe Global Markets, Inc.	70,238	8,007,132
CME Group, Inc.	87,000	17,297,340
Intercontinental Exchange, Inc.	220,500	19,673,010
MarketAxess Holdings, Inc.	16,400	5,319,012
Moody's Corp.	41,100	9,865,233
MSCI, Inc.	57,800	17,076,432
S&P Global, Inc.	81,300	21,618,483
The NASDAQ OMX Group, Inc.	131,900	13,526,345
		112,382,987
Investment Banking & Brokerage - 32.0%
BGC Partners, Inc. Class A	400,800	1,867,728
Charles Schwab Corp.	444,880	18,128,860
E*TRADE Financial Corp.	182,600	8,359,428
Goldman Sachs Group, Inc.	37,700	7,569,029
Interactive Brokers Group, Inc.	21,400	1,093,540
LPL Financial	174,200	13,845,416
Moelis & Co. Class A	62,400	1,994,304
Morgan Stanley	427,200	19,236,816
PJT Partners, Inc.	96,012	4,315,739
Raymond James Financial, Inc.	95,100	7,953,213
TD Ameritrade Holding Corp.	264,800	11,182,504
Virtu Financial, Inc. Class A	178,800	3,363,228
		98,909,805
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $235,446,612)		308,983,620
NET OTHER ASSETS (LIABILITIES) - 0.0%		104,485
NET ASSETS - 100%		$309,088,105

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$50,608
Fidelity Securities Lending Cash Central Fund	3,364
Total	$53,972

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Brokerage and Investment Management Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $235,446,612)		$308,983,620
Receivable for investments sold		1,163,373
Receivable for fund shares sold		216,368
Dividends receivable		466,036
Distributions receivable from Fidelity Central Funds		593
Prepaid expenses		3,164
Other receivables		42,834
Total assets		310,875,988
Liabilities
Payable to custodian bank	$515,034
Payable for fund shares redeemed	982,143
Accrued management fee	155,952
Other affiliated payables	57,345
Other payables and accrued expenses	77,409
Total liabilities		1,787,883
Net Assets		$309,088,105
Net Assets consist of:
Paid in capital		$230,969,911
Total accumulated earnings (loss)		78,118,194
Net Assets		$309,088,105
Net Asset Value, offering price and redemption price per share ($309,088,105 ÷ 4,121,995 shares)		$74.99

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$6,754,939
Income from Fidelity Central Funds (including $3,364 from security lending)		53,972
Total income		6,808,911
Expenses
Management fee	$1,735,536
Transfer agent fees	550,076
Accounting and security lending fees	126,245
Custodian fees and expenses	6,218
Independent trustees' fees and expenses	1,745
Registration fees	28,908
Audit	39,608
Legal	4,738
Miscellaneous	2,624
Total expenses before reductions	2,495,698
Expense reductions	(6,262)
Total expenses after reductions		2,489,436
Net investment income (loss)		4,319,475
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,001,300
Fidelity Central Funds	102
Total net realized gain (loss)		11,001,402
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	13,076,120
Fidelity Central Funds	(10)
Assets and liabilities in foreign currencies	(809)
Total change in net unrealized appreciation (depreciation)		13,075,301
Net gain (loss)		24,076,703
Net increase (decrease) in net assets resulting from operations		$28,396,178

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,319,475	$3,778,261
Net realized gain (loss)	11,001,402	11,468,298
Change in net unrealized appreciation (depreciation)	13,075,301	(49,108,346)
Net increase (decrease) in net assets resulting from operations	28,396,178	(33,861,787)
Distributions to shareholders	(14,519,767)	(30,375,735)
Share transactions
Proceeds from sales of shares	27,899,331	45,360,056
Reinvestment of distributions	13,537,015	28,526,962
Cost of shares redeemed	(73,352,343)	(144,502,646)
Net increase (decrease) in net assets resulting from share transactions	(31,915,997)	(70,615,628)
Total increase (decrease) in net assets	(18,039,586)	(134,853,150)
Net Assets
Beginning of period	327,127,691	461,980,841
End of period	$309,088,105	$327,127,691
Other Information
Shares
Sold	356,153	587,267
Issued in reinvestment of distributions	175,977	390,034
Redeemed	(972,124)	(1,884,257)
Net increase (decrease)	(439,994)	(906,956)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Brokerage and Investment Management Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$71.71	$84.47	$71.13	$54.65	$74.78
Income from Investment Operations
Net investment income (loss)B	1.01	.77	1.15	.89	.72
Net realized and unrealized gain (loss)	5.70	(7.60)	17.88	16.44	(16.77)
Total from investment operations	6.71	(6.83)	19.03	17.33	(16.05)
Distributions from net investment income	(.98)	(.96)	(.82)	(.83)	(.74)
Distributions from net realized gain	(2.45)	(4.96)	(4.87)	(.01)	(3.34)
Total distributions	(3.43)	(5.93)C	(5.69)	(.85)D	(4.08)
Redemption fees added to paid in capitalB	–	–	–E	–E	–E
Net asset value, end of period	$74.99	$71.71	$84.47	$71.13	$54.65
Total ReturnF	9.28%	(8.04)%	27.51%	31.76%	(22.23)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.77%	.78%	.79%	.82%	.79%
Expenses net of fee waivers, if any	.77%	.77%	.79%	.82%	.79%
Expenses net of all reductions	.77%	.77%	.78%	.80%	.78%
Net investment income (loss)	1.33%	1.01%	1.49%	1.43%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$309,088	$327,128	$461,981	$405,283	$310,570
Portfolio turnover rateI	9%	30%	75%	146%	67%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $5.93 per share is comprised of distributions from net investment income of $.963 and distributions from net realized gain of $4.962 per share.

 D Total distributions of $.85 per share is comprised of distributions from net investment income of $.831 and distributions from net realized gain of $.014 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity central Funds.

See accompanying notes which are an integral part of the financial statements.

Consumer Finance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Consumer Finance Portfolio	4.54%	8.24%	10.85%

 Prior to December 1, 2010, the fund was named Home Finance Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Finance Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$28,021	Consumer Finance Portfolio
$32,918	S&P 500® Index

Consumer Finance Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Chuck Culp:  For the fiscal year, the fund returned 4.54%, outpacing the 3.66% advance of the S&P® Consumer Finance Index and lagging the broad-based S&P 500®. Low unemployment and prudent industry-wide underwriting in recent years contributed to the positive return of the industry index. Within the index, the top-performing data processing & outsourced services group (+27%) gained from growth in online buying and card purchases. In addition, the mortgage REITs (real estate investment trusts) group rose 7% the past 12 months. Conversely, consumer finance stocks (0%) stalled amid fears that the backdrop couldn’t get much better, and thrifts & mortgage finance stocks (-2%) were pressured by declining interest rates. Versus the industry index, an overweighting in the data processing & outsourced services segment and security selection in the consumer finance group aided the fund’s relative result. Top individual contributors were non-index positions in payment processors Worldpay (+41%) and Global Payments (+12%), both of which benefited from merger or acquisition activity. I eliminated our stake in Worldpay during the period. Conversely, subpar stock picking in thrift & mortgage finance, an overweighting in regional banks and non-index exposure to diversified banks nicked relative performance. The biggest individual relative detractor was a non-index position in Alliance Data Systems (-49%), which was hurt by missteps in its transition from a conglomerate to a pure-play private label card company. An underweight position in TFS Financial (+26%) also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 1, 2019, Chuck Culp assumed sole management responsibilities for the fund, succeeding former Co-Manager Shilpa Mehra.

Consumer Finance Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
AGNC Investment Corp.	7.4
MasterCard, Inc. Class A	7.1
Visa, Inc. Class A	6.9
Capital One Financial Corp.	6.8
American Express Co.	6.4
Synchrony Financial	6.2
Ally Financial, Inc.	4.7
MGIC Investment Corp.	4.1
New Residential Investment Corp.	4.0
OneMain Holdings, Inc.	3.9
57.5

Top Industries (% of fund's net assets)

As of February 29, 2020
Consumer Finance	44.1%
IT Services	20.6%
Mortgage Real Estate Investment Trusts	19.5%
Thrifts & Mortgage Finance	10.6%
Banks	4.6%
All Others*	0.6%

* Includes short-term investments and net other assets (liabilities).

Consumer Finance Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Banks - 4.6%
Diversified Banks - 1.4%
Wells Fargo & Co.	50,200	$2,050,670
Regional Banks - 3.2%
Huntington Bancshares, Inc.	121,100	1,485,897
Signature Bank	26,100	3,265,110
		4,751,007

TOTAL BANKS		6,801,677

Consumer Finance - 44.1%
Consumer Finance - 44.1%
Ally Financial, Inc.	278,900	6,992,023
American Express Co.	86,500	9,508,945
Capital One Financial Corp.	114,700	10,123,422
Credit Acceptance Corp. (a)(b)	10,675	4,304,160
Discover Financial Services	88,200	5,784,156
First Cash Financial Services, Inc.	51,911	3,992,994
LendingClub Corp. (a)	10,220	112,522
Navient Corp.	123,300	1,384,659
OneMain Holdings, Inc.	158,219	5,814,548
Santander Consumer U.S.A. Holdings, Inc. (b)	160,900	3,925,960
SLM Corp.	412,000	4,272,440
Synchrony Financial	315,400	9,178,140
		65,393,969
IT Services - 20.6%
Data Processing & Outsourced Services - 20.6%
Alliance Data Systems Corp.	5,400	463,752
Black Knight, Inc. (a)	22,200	1,480,962
Fidelity National Information Services, Inc.	18,210	2,544,301
FleetCor Technologies, Inc. (a)	2,900	770,791
Global Payments, Inc.	14,569	2,680,259
MasterCard, Inc. Class A	36,100	10,478,025
Network International Holdings PLC (c)	82,600	564,159
PayPal Holdings, Inc. (a)	12,700	1,371,473
Visa, Inc. Class A	56,036	10,185,103
		30,538,825
Mortgage Real Estate Investment Trusts - 19.5%
Mortgage REITs - 19.5%
AGNC Investment Corp.	643,600	10,966,943
Annaly Capital Management, Inc.	371,915	3,295,167
Invesco Mortgage Capital, Inc.	144,757	2,327,693
MFA Financial, Inc.	541,200	3,912,876
New Residential Investment Corp.	384,350	5,980,486
Redwood Trust, Inc.	141,700	2,420,236
		28,903,401
Thrifts & Mortgage Finance - 10.6%
Thrifts & Mortgage Finance - 10.6%
Axos Financial, Inc. (a)	16,700	415,997
MGIC Investment Corp.	504,728	6,071,878
NMI Holdings, Inc. (a)	28,400	662,856
Pennymac Financial Services, Inc.	12,100	426,646
Radian Group, Inc.	39,665	842,485
TFS Financial Corp.	93,600	1,913,184
Washington Federal, Inc.	82,300	2,468,177
WSFS Financial Corp.	86,000	2,963,560
		15,764,783
TOTAL COMMON STOCKS
(Cost $120,906,874)		147,402,655

Money Market Funds - 6.3%
Fidelity Cash Central Fund 1.60% (d)	1,666,370	1,666,703
Fidelity Securities Lending Cash Central Fund 1.60% (d)(e)	7,587,524	7,588,283
TOTAL MONEY MARKET FUNDS
(Cost $9,254,986)		9,254,986
TOTAL INVESTMENT IN SECURITIES - 105.7%
(Cost $130,161,860)		156,657,641
NET OTHER ASSETS (LIABILITIES) - (5.7)%		(8,410,308)
NET ASSETS - 100%		$148,247,333

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $564,159 or 0.4% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$80,989
Fidelity Securities Lending Cash Central Fund	4,781
Total	$85,770

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$147,402,655	$146,838,496	$564,159	$--
Money Market Funds	9,254,986	9,254,986	--	--
Total Investments in Securities:	$156,657,641	$156,093,482	$564,159	$--

See accompanying notes which are an integral part of the financial statements.

Consumer Finance Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $7,191,050) — See accompanying schedule: Unaffiliated issuers (cost $120,906,874)	$147,402,655
Fidelity Central Funds (cost $9,254,986)	9,254,986
Total Investment in Securities (cost $130,161,860)		$156,657,641
Receivable for investments sold		1,484,340
Receivable for fund shares sold		284,648
Dividends receivable		638,145
Distributions receivable from Fidelity Central Funds		6,805
Prepaid expenses		783
Other receivables		881
Total assets		159,073,243
Liabilities
Payable for fund shares redeemed	$3,090,452
Accrued management fee	76,541
Other affiliated payables	35,453
Other payables and accrued expenses	35,182
Collateral on securities loaned	7,588,282
Total liabilities		10,825,910
Net Assets		$148,247,333
Net Assets consist of:
Paid in capital		$121,894,810
Total accumulated earnings (loss)		26,352,523
Net Assets		$148,247,333
Net Asset Value, offering price and redemption price per share ($148,247,333 ÷ 9,132,765 shares)		$16.23

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$4,654,577
Income from Fidelity Central Funds (including $4,781 from security lending)		85,770
Total income		4,740,347
Expenses
Management fee	$808,600
Transfer agent fees	328,824
Accounting and security lending fees	58,840
Custodian fees and expenses	7,525
Independent trustees' fees and expenses	773
Registration fees	41,644
Audit	40,457
Legal	4,229
Miscellaneous	969
Total expenses before reductions	1,291,861
Expense reductions	(3,384)
Total expenses after reductions		1,288,477
Net investment income (loss)		3,451,870
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(63,168)
Fidelity Central Funds	(116)
Foreign currency transactions	511
Total net realized gain (loss)		(62,773)
Change in net unrealized appreciation (depreciation) on investment securities		782,674
Net gain (loss)		719,901
Net increase (decrease) in net assets resulting from operations		$4,171,771

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,451,870	$1,557,347
Net realized gain (loss)	(62,773)	3,278,953
Change in net unrealized appreciation (depreciation)	782,674	(547,465)
Net increase (decrease) in net assets resulting from operations	4,171,771	4,288,835
Distributions to shareholders	(2,870,396)	(7,207,802)
Share transactions
Proceeds from sales of shares	141,915,304	21,726,183
Reinvestment of distributions	2,749,682	6,892,942
Cost of shares redeemed	(100,053,055)	(27,471,352)
Net increase (decrease) in net assets resulting from share transactions	44,611,931	1,147,773
Total increase (decrease) in net assets	45,913,306	(1,771,194)
Net Assets
Beginning of period	102,334,027	104,105,221
End of period	$148,247,333	$102,334,027
Other Information
Shares
Sold	8,358,702	1,401,562
Issued in reinvestment of distributions	154,483	473,065
Redeemed	(5,856,956)	(1,787,915)
Net increase (decrease)	2,656,229	86,712

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Consumer Finance Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$15.80	$16.29	$14.02	$10.94	$14.01
Income from Investment Operations
Net investment income (loss)B	.39	.24	.20	.21	.20
Net realized and unrealized gain (loss)	.35	.43	2.33C	3.38	(1.99)
Total from investment operations	.74	.67	2.53	3.59	(1.79)
Distributions from net investment income	(.31)	(.20)	(.26)	(.23)	(.20)
Distributions from net realized gain	(.01)	(.95)	–	(.28)	(1.08)
Total distributions	(.31)D	(1.16)E	(.26)	(.51)	(1.28)
Redemption fees added to paid in capitalB	–	–	–F	–F	–F
Net asset value, end of period	$16.23	$15.80	$16.29	$14.02	$10.94
Total ReturnG	4.54%	4.83%	18.07%C	33.57%	(14.01)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.86%	.87%	.90%	.94%	.90%
Expenses net of fee waivers, if any	.86%	.87%	.89%	.94%	.89%
Expenses net of all reductions	.85%	.86%	.89%	.93%	.89%
Net investment income (loss)	2.29%	1.57%	1.38%	1.72%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$148,247	$102,334	$104,105	$101,823	$86,643
Portfolio turnover rateJ	20%	32%	81%	44%	48%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $.28 per share. Excluding these litigation proceeds, the total return would have been 16.18%.

 D Total distributions of $.31 per share is comprised of distributions from net investment income of $.306 and distributions from net realized gain of $.008 per share.

 E Total distributions of $1.16 per share is comprised of distributions from net investment income of $.201 and distributions from net realized gain of $.954 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Financial Services Portfolio	3.81%	6.37%	7.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Financial Services Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$21,358	Financial Services Portfolio
$32,918	S&P 500® Index

Financial Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Matthew Reed:  For the fiscal year, the fund gained 3.81%, outpacing the 0.27% advance of the MSCI U.S. IMI Financials 5% Capped Linked Index, but lagging the broadly based S&P 500®. Versus the MSCI sector index, stock selection and an underweighting in weak-performing regional banks bolstered the fund’s performance. Picks in asset management & custody banks and in consumer finance also notably contributed. Among individual holdings, title insurance provider Fidelity National Financial advanced 33% while we held it the past 12 months and was the fund’s top relative contributor. I exited the position in August. Overweighting financial exchange Cboe Global Markets (+20%) further lifted the fund's relative result, as did two stocks in asset management & custody banks, a group where I did some buying in the third quarter of 2019: State Street and Apollo Global Management, which returned 36% and 40% in the fund, respectively. Conversely, a sizable underweighting in the outperforming financial exchanges & data segment detracted the most the past year. Positioning in diversified banks and reinsurance companies hurt to a lesser extent. Avoiding strong-performing index component S&P Global proved ill-timed, given this stock’s 34% gain. Selling JPMorgan Chase during the period also was untimely, as the stock advanced roughly 15%. Online broker E*Trade Financial (-5%), where we had an overweighting, also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On June 1, 2019, Matthew Reed joined Christopher Lee as co-manager of the fund. On October 1, 2019, Chris came off the fund, leaving Matt as sole portfolio manager.

Financial Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Citigroup, Inc.	6.8
Bank of America Corp.	6.1
Berkshire Hathaway, Inc. Class B	6.1
Wells Fargo & Co.	5.1
Morgan Stanley	4.9
Capital One Financial Corp.	3.9
The Travelers Companies, Inc.	3.8
Goldman Sachs Group, Inc.	2.9
Truist Financial Corp.	2.8
Arthur J. Gallagher & Co.	2.7
45.1

Top Industries (% of fund's net assets)

As of February 29, 2020
Banks	35.6%
Capital Markets	21.7%
Insurance	20.1%
Consumer Finance	7.2%
Diversified Financial Services	7.0%
All Others*	8.4%

* Includes short-term investments and net other assets (liabilities).

Financial Services Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
Banks - 35.6%
Diversified Banks - 18.0%
Bank of America Corp.	1,043,600	$29,742,600
Citigroup, Inc.	515,000	32,681,899
Wells Fargo & Co.	602,390	24,607,632
		87,032,131
Regional Banks - 17.6%
Amalgamated Bank	125,598	2,010,824
Ameris Bancorp	76,100	2,601,098
Bank OZK	172,600	4,382,314
BOK Financial Corp.	28,500	2,063,400
Cadence Bancorp Class A	256,500	3,621,780
Cullen/Frost Bankers, Inc.	38,400	3,010,176
East West Bancorp, Inc.	106,400	4,121,936
First Citizens Bancshares, Inc.	1,700	770,627
First Hawaiian, Inc.	52,900	1,266,955
First Horizon National Corp.	330,500	4,405,565
First Interstate Bancsystem, Inc.	81,400	2,772,484
Great Western Bancorp, Inc.	161,600	4,342,192
Huntington Bancshares, Inc.	659,900	8,096,973
KeyCorp	277,900	4,543,665
M&T Bank Corp.	35,300	4,955,414
Regions Financial Corp.	377,800	5,107,856
Signature Bank	38,600	4,828,860
Truist Financial Corp.	289,318	13,349,133
WesBanco, Inc.	116,700	3,572,187
Wintrust Financial Corp.	59,500	3,177,895
Zions Bancorp NA	59,900	2,393,005
		85,394,339

TOTAL BANKS		172,426,470

Capital Markets - 21.7%
Asset Management & Custody Banks - 6.9%
Affiliated Managers Group, Inc.	51,700	3,888,874
AllianceBernstein Holding LP	242,273	7,367,522
Apollo Global Management LLC Class A	101,500	4,228,490
Hamilton Lane, Inc. Class A	200	12,428
Northern Trust Corp.	96,500	8,468,840
State Street Corp.	139,200	9,480,912
		33,447,066
Financial Exchanges & Data - 2.1%
Cboe Global Markets, Inc.	90,000	10,260,000
The NASDAQ OMX Group, Inc.	400	41,020
		10,301,020
Investment Banking & Brokerage - 12.7%
E*TRADE Financial Corp.	97,800	4,477,284
Goldman Sachs Group, Inc.	68,500	13,752,745
Moelis & Co. Class A	94,300	3,013,828
Morgan Stanley	526,600	23,712,798
PJT Partners, Inc.	45,100	2,027,245
Raymond James Financial, Inc.	97,800	8,179,014
Virtu Financial, Inc. Class A	323,600	6,086,916
		61,249,830

TOTAL CAPITAL MARKETS		104,997,916

Consumer Finance - 7.2%
Consumer Finance - 7.2%
Capital One Financial Corp.	214,800	18,958,248
OneMain Holdings, Inc.	162,000	5,953,500
SLM Corp.	943,900	9,788,243
		34,699,991
Diversified Financial Services - 7.0%
Multi-Sector Holdings - 7.0%
Berkshire Hathaway, Inc. Class B (a)	143,400	29,589,156
Cannae Holdings, Inc. (a)	111,100	4,142,919
		33,732,075
Insurance - 20.1%
Insurance Brokers - 4.9%
Arthur J. Gallagher & Co.	132,400	12,907,676
Willis Group Holdings PLC	56,700	10,730,475
		23,638,151
Life & Health Insurance - 3.8%
CNO Financial Group, Inc.	315,700	5,057,514
MetLife, Inc.	232,900	9,949,488
Primerica, Inc.	28,200	3,139,788
Prudential Financial, Inc.	200	15,090
		18,161,880
Multi-Line Insurance - 4.4%
American International Group, Inc.	219,200	9,241,472
Assurant, Inc.	41,400	4,992,426
Hartford Financial Services Group, Inc.	145,800	7,282,710
		21,516,608
Property & Casualty Insurance - 7.0%
Allstate Corp.	91,100	9,588,275
Old Republic International Corp.	160,600	3,167,032
RSA Insurance Group PLC	389,600	2,605,872
The Travelers Companies, Inc.	153,600	18,402,816
		33,763,995

TOTAL INSURANCE		97,080,634

IT Services - 4.5%
Data Processing & Outsourced Services - 4.5%
Black Knight, Inc. (a)	97,500	6,504,225
Computer Services, Inc.	38,681	2,011,412
Fidelity National Information Services, Inc.	40,800	5,700,576
GreenSky, Inc. Class A (a)(b)	213,600	1,704,528
Visa, Inc. Class A	31,400	5,707,264
		21,628,005
Mortgage Real Estate Investment Trusts - 0.0%
Mortgage REITs - 0.0%
AGNC Investment Corp.	400	6,816
Thrifts & Mortgage Finance - 3.7%
Thrifts & Mortgage Finance - 3.7%
Essent Group Ltd.	256,800	11,206,752
MGIC Investment Corp.	331,300	3,985,539
NMI Holdings, Inc. (a)	113,400	2,646,756
		17,839,047
TOTAL COMMON STOCKS
(Cost $453,128,627)		482,410,954

Money Market Funds - 0.1%
Fidelity Securities Lending Cash Central Fund 1.60% (c)(d)
(Cost $331,079)	331,046	331,079
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $453,459,706)		482,742,033
NET OTHER ASSETS (LIABILITIES) - 0.1%		594,628
NET ASSETS - 100%		$483,336,661

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment made with cash collateral received from securities on loan.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$92,440
Fidelity Securities Lending Cash Central Fund	19,837
Total	$112,277

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$482,410,954	$479,805,082	$2,605,872	$--
Money Market Funds	331,079	331,079	--	--
Total Investments in Securities:	$482,742,033	$480,136,161	$2,605,872	$--

See accompanying notes which are an integral part of the financial statements.

Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $330,180) — See accompanying schedule: Unaffiliated issuers (cost $453,128,627)	$482,410,954
Fidelity Central Funds (cost $331,079)	331,079
Total Investment in Securities (cost $453,459,706)		$482,742,033
Receivable for investments sold		12,063,573
Receivable for fund shares sold		725,374
Dividends receivable		1,795,104
Distributions receivable from Fidelity Central Funds		3,550
Prepaid expenses		8,629
Other receivables		14,885
Total assets		497,353,148
Liabilities
Payable to custodian bank	$1,427,909
Payable for investments purchased	8,233,286
Payable for fund shares redeemed	3,645,351
Accrued management fee	248,307
Other affiliated payables	93,401
Other payables and accrued expenses	37,225
Collateral on securities loaned	331,008
Total liabilities		14,016,487
Net Assets		$483,336,661
Net Assets consist of:
Paid in capital		$433,621,929
Total accumulated earnings (loss)		49,714,732
Net Assets		$483,336,661
Net Asset Value, offering price and redemption price per share ($483,336,661 ÷ 50,928,906 shares)		$9.49

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$13,843,911
Income from Fidelity Central Funds (including $19,837 from security lending)		112,277
Total income		13,956,188
Expenses
Management fee	$2,910,408
Transfer agent fees	937,576
Accounting and security lending fees	206,650
Custodian fees and expenses	9,231
Independent trustees' fees and expenses	2,958
Registration fees	39,975
Audit	44,926
Legal	5,606
Miscellaneous	5,854
Total expenses before reductions	4,163,184
Expense reductions	(44,406)
Total expenses after reductions		4,118,778
Net investment income (loss)		9,837,410
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	45,618,121
Redemptions in-kind with affiliated entities	4,465,779
Fidelity Central Funds	205
Foreign currency transactions	(3,182)
Total net realized gain (loss)		50,080,923
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(38,602,773)
Fidelity Central Funds	(134)
Assets and liabilities in foreign currencies	(38)
Total change in net unrealized appreciation (depreciation)		(38,602,945)
Net gain (loss)		11,477,978
Net increase (decrease) in net assets resulting from operations		$21,315,388

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,837,410	$9,454,128
Net realized gain (loss)	50,080,923	171,095,579
Change in net unrealized appreciation (depreciation)	(38,602,945)	(251,132,264)
Net increase (decrease) in net assets resulting from operations	21,315,388	(70,582,557)
Distributions to shareholders	(30,387,187)	(77,410,363)
Share transactions
Proceeds from sales of shares	94,490,608	123,696,998
Reinvestment of distributions	28,305,777	73,815,465
Cost of shares redeemed	(188,816,638)	(799,345,128)
Net increase (decrease) in net assets resulting from share transactions	(66,020,253)	(601,832,665)
Total increase (decrease) in net assets	(75,092,052)	(749,825,585)
Net Assets
Beginning of period	558,428,713	1,308,254,298
End of period	$483,336,661	$558,428,713
Other Information
Shares(a)
Sold	8,971,280	11,614,796
Issued in reinvestment of distributions	2,601,634	7,838,384
Redeemed	(18,497,880)	(73,744,698)
Net increase (decrease)	(6,924,966)	(54,291,518)

 (a) Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 for 1 share split occurred on that date.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Financial Services Portfolio

Years ended February 28,	2020 A	2019 B	2018 B	2017 B	2016 A,B
Selected Per–Share Data
Net asset value, beginning of period	$9.65	$11.67	$10.31	$7.50	$8.88
Income from Investment Operations
Net investment income (loss)C	.19	.14	.09	.10	.09
Net realized and unrealized gain (loss)	.26	(1.04)	1.76	2.81	(1.33)
Total from investment operations	.45	(.90)	1.85	2.91	(1.24)
Distributions from net investment income	(.16)	(.14)	(.07)	(.10)	(.08)
Distributions from net realized gain	(.45)	(.98)	(.42)	–	(.06)
Total distributions	(.61)	(1.12)	(.49)	(.10)	(.14)
Redemption fees added to paid in capitalC	–	–	–	–D	–D
Net asset value, end of period	$9.49	$9.65	$11.67	$10.31	$7.50
Total ReturnE	3.81%	(6.91)%	18.33%	38.78%	(14.18)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.76%	.77%	.77%	.76%
Expenses net of fee waivers, if any	.77%	.76%	.77%	.77%	.76%
Expenses net of all reductions	.76%	.75%	.76%	.76%	.75%
Net investment income (loss)	1.81%	1.28%	.87%	1.10%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$483,337	$558,429	$1,308,254	$1,019,656	$1,043,574
Portfolio turnover rateH	61%I	49%I	54%	84%I	55%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Insurance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Insurance Portfolio	5.95%	8.23%	11.68%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Insurance Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$30,188	Insurance Portfolio
$32,918	S&P 500® Index

Insurance Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Peter Deutsch:  For the fiscal year, the fund gained 5.95%, outpacing the 3.47% advance of the MSCI U.S. IMI Insurance 25/50 Index but trailing the broad-based S&P 500® index. The fund’s outperformance of the MSCI industry index was primarily due to favorable stock picking, most notably within the asset management & custody banks segment. Positioning among life & health insurance companies also contributed meaningfully. On a stock-specific basis, a non-index stake in alternative asset manager Ares Management (+53%) was the portfolio’s leading contributor the past 12 months. In the same category, private equity firm Apollo Global Management (+51%) also lifted relative performance. An overweighting in insurance broker Brown & Brown (+46%), a top-10 holding on February 29, bolstered the fund’s return versus the index this period as well. In contrast, only lackluster investment choices among reinsurance stocks and underweighted exposure to the outperforming property & casualty (P&C) insurance category had a material negative impact on the fund’s relative return. The biggest individual detractor was an underweighting in U.K.-based global insurance and benefits broker Aon (+22%), given the stock’s strong gain during the reporting period. Further hampering the portfolio’s relative result were a number of key P&C companies, including an outsized position in The Travelers Companies (-8%), along with a lack of exposure to MSCI index component W.R. Berkley, whose shares rose about 23% during the fund’s fiscal year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Insurance Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Chubb Ltd.	10.0
The Travelers Companies, Inc.	8.6
Marsh & McLennan Companies, Inc.	7.1
American International Group, Inc.	6.7
Berkshire Hathaway, Inc. Class B	5.9
MetLife, Inc.	5.3
Allstate Corp.	4.9
Brown & Brown, Inc.	3.9
Arthur J. Gallagher & Co.	3.7
Aon PLC	3.3
59.4

Top Industries (% of fund's net assets)

As of February 29, 2020
Insurance	84.7%
Diversified Financial Services	8.2%
Capital Markets	4.5%
IT Services	0.7%
Consumer Finance	0.4%
All Others*	1.5%

* Includes short-term investments and net other assets (liabilities).

Insurance Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Capital Markets - 4.5%
Asset Management & Custody Banks - 4.5%
Apollo Global Management LLC Class A	85,144	$3,547,099
Ares Management Corp.	156,914	5,427,655
Bank of New York Mellon Corp.	7,533	300,567
BlackRock, Inc. Class A	1,300	601,913
		9,877,234
Consumer Finance - 0.4%
Consumer Finance - 0.4%
OneMain Holdings, Inc.	21,800	801,150
Diversified Financial Services - 8.2%
Multi-Sector Holdings - 6.2%
Berkshire Hathaway, Inc. Class B (a)	63,100	13,020,054
Cannae Holdings, Inc. (a)	15,399	574,229
		13,594,283
Other Diversified Financial Services - 2.0%
Voya Financial, Inc.	82,700	4,353,328

TOTAL DIVERSIFIED FINANCIAL SERVICES		17,947,611

Insurance - 84.7%
Insurance Brokers - 21.1%
Aon PLC	34,700	7,217,600
Arthur J. Gallagher & Co.	84,200	8,208,658
Brown & Brown, Inc.	200,000	8,602,000
Marsh & McLennan Companies, Inc.	148,600	15,537,616
Willis Group Holdings PLC	36,128	6,837,224
		46,403,098
Life & Health Insurance - 17.4%
AFLAC, Inc.	10,100	432,785
Athene Holding Ltd. (a)	17,400	717,750
CNO Financial Group, Inc.	209,000	3,348,180
Globe Life, Inc.	11,700	1,084,122
Lincoln National Corp.	98,300	4,461,837
MetLife, Inc.	269,375	11,507,700
Primerica, Inc.	32,200	3,585,148
Principal Financial Group, Inc.	93,100	4,132,709
Prudential Financial, Inc.	79,589	6,004,990
Prudential PLC	35,800	595,156
Unum Group	105,161	2,451,303
		38,321,680
Multi-Line Insurance - 11.8%
American International Group, Inc.	348,450	14,690,652
Assurant, Inc.	19,100	2,303,269
China Pacific Insurance (Group) Co. Ltd. (H Shares)	169,600	558,081
Hartford Financial Services Group, Inc.	86,900	4,340,655
Loews Corp.	67,600	3,084,588
Zurich Insurance Group Ltd.	2,206	854,234
		25,831,479
Property & Casualty Insurance - 33.3%
Allstate Corp.	102,800	10,819,700
Arch Capital Group Ltd. (a)	145,500	5,882,565
Assured Guaranty Ltd.	72,500	2,958,725
Chubb Ltd.	151,605	21,987,273
First American Financial Corp.	60,400	3,448,840
FNF Group	73,700	2,856,612
Markel Corp. (a)	2,020	2,386,832
Mercury General Corp.	200	8,662
Progressive Corp.	53,900	3,943,324
The Travelers Companies, Inc.	156,800	18,786,208
		73,078,741
Reinsurance - 1.1%
Everest Re Group Ltd.	3,300	818,004
Maiden Holdings Ltd. (a)	400	372
Reinsurance Group of America, Inc.	12,333	1,504,996
		2,323,372

TOTAL INSURANCE		185,958,370

IT Services - 0.7%
Data Processing & Outsourced Services - 0.7%
Black Knight, Inc. (a)	22,857	1,524,790
Road & Rail - 0.0%
Trucking - 0.0%
Lyft, Inc.	1,200	45,744
TOTAL COMMON STOCKS
(Cost $131,168,688)		216,154,899

Nonconvertible Preferred Stocks - 0.0%
Insurance - 0.0%
Life & Health Insurance - 0.0%
Globe Life, Inc. 6.125%
(Cost $73,591)	2,959	77,703
TOTAL INVESTMENT IN SECURITIES - 98.5%
(Cost $131,242,279)		216,232,602
NET OTHER ASSETS (LIABILITIES) - 1.5%		3,306,519
NET ASSETS - 100%		$219,539,121

Legend

 (a) Non-income producing

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$102,009
Fidelity Securities Lending Cash Central Fund	2,377
Total	$104,386

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$216,154,899	$214,705,509	$1,449,390	$--
Nonconvertible Preferred Stocks	77,703	77,703	--	--
Total Investments in Securities:	$216,232,602	$214,783,212	$1,449,390	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.0%
Switzerland	10.4%
Bermuda	4.7%
United Kingdom	3.6%
Others (Individually Less Than 1%)	0.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Insurance Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $131,242,279)		$216,232,602
Receivable for investments sold		10,897,154
Receivable for fund shares sold		778,750
Dividends receivable		543,385
Distributions receivable from Fidelity Central Funds		3,644
Prepaid expenses		2,351
Other receivables		2,142
Total assets		228,460,028
Liabilities
Payable to custodian bank	$221,366
Payable for investments purchased	5,586,165
Payable for fund shares redeemed	2,919,335
Accrued management fee	113,152
Other affiliated payables	48,508
Other payables and accrued expenses	32,381
Total liabilities		8,920,907
Net Assets		$219,539,121
Net Assets consist of:
Paid in capital		$125,745,348
Total accumulated earnings (loss)		93,793,773
Net Assets		$219,539,121
Net Asset Value, offering price and redemption price per share ($219,539,121 ÷ 3,756,749 shares)		$58.44

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$5,313,006
Income from Fidelity Central Funds (including $2,377 from security lending)		104,386
Total income		5,417,392
Expenses
Management fee	$1,330,324
Transfer agent fees	492,895
Accounting and security lending fees	96,766
Custodian fees and expenses	5,237
Independent trustees' fees and expenses	1,332
Registration fees	39,439
Audit	39,608
Legal	537
Interest	412
Miscellaneous	1,964
Total expenses before reductions	2,008,514
Expense reductions	(7,255)
Total expenses after reductions		2,001,259
Net investment income (loss)		3,416,133
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,419,677
Fidelity Central Funds	(1)
Foreign currency transactions	23,242
Total net realized gain (loss)		16,442,918
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(7,313,093)
Assets and liabilities in foreign currencies	515
Total change in net unrealized appreciation (depreciation)		(7,312,578)
Net gain (loss)		9,130,340
Net increase (decrease) in net assets resulting from operations		$12,546,473

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,416,133	$3,699,355
Net realized gain (loss)	16,442,918	40,681,744
Change in net unrealized appreciation (depreciation)	(7,312,578)	(48,058,421)
Net increase (decrease) in net assets resulting from operations	12,546,473	(3,677,322)
Distributions to shareholders	(16,441,347)	(67,803,862)
Share transactions
Proceeds from sales of shares	122,036,657	36,330,834
Reinvestment of distributions	15,592,643	64,608,201
Cost of shares redeemed	(137,276,331)	(148,119,349)
Net increase (decrease) in net assets resulting from share transactions	352,969	(47,180,314)
Total increase (decrease) in net assets	(3,541,905)	(118,661,498)
Net Assets
Beginning of period	223,081,026	341,742,524
End of period	$219,539,121	$223,081,026
Other Information
Shares
Sold	1,926,289	576,823
Issued in reinvestment of distributions	255,136	1,067,443
Redeemed	(2,188,784)	(2,234,071)
Net increase (decrease)	(7,359)	(589,805)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Insurance Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$59.27	$78.49	$80.60	$63.15	$66.87
Income from Investment Operations
Net investment income (loss)B	.87	.98	1.08	.99	.89
Net realized and unrealized gain (loss)	2.77	(2.40)	6.76	18.64	(2.50)
Total from investment operations	3.64	(1.42)	7.84	19.63	(1.61)
Distributions from net investment income	(.91)	(1.16)	(.96)	(.89)	(.74)
Distributions from net realized gain	(3.56)	(16.63)	(8.99)	(1.29)	(1.37)
Total distributions	(4.47)	(17.80)C	(9.95)	(2.18)	(2.11)
Redemption fees added to paid in capitalB	–	–	–D	–D	–D
Net asset value, end of period	$58.44	$59.27	$78.49	$80.60	$63.15
Total ReturnE	5.95%	(.29)%	9.62%	31.60%	(2.54)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.81%	.82%	.79%	.80%	.80%
Expenses net of fee waivers, if any	.81%	.81%	.79%	.79%	.80%
Expenses net of all reductions	.80%	.81%	.79%	.79%	.80%
Net investment income (loss)	1.37%	1.48%	1.30%	1.37%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$219,539	$223,081	$341,743	$647,787	$459,854
Portfolio turnover rateH	28%	9%	21%	16%	25%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $17.80 per share is comprised of distributions from net investment income of $1.162 and distributions from net realized gain of $16.633 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2020

1. Organization.

Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio, and Insurance Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

Effective August 10, 2018, Financial Services Portfolio underwent a 10 for 1 share split. The effect of the share split transaction was to multiply the number of outstanding shares of Financial Services Portfolio by a split factor of 10:1, with a corresponding decrease in net asset value (NAV) per share. This event does not impact the overall net assets of Financial Services Portfolio. The per share data presented in the Financial Highlights and Share activity presented in the Statements of Changes in Net Assets for Financial Services Portfolio have been retroactively adjusted to reflect this share split.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2020 is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Brokerage and Investment Management Portfolio, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in each Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in each accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Brokerage and Investment Management Portfolio	$42,291

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2020, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, equity-debt classifications, redemptions in kind, partnerships, deferred trustees compensation, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Banking Portfolio	$347,887,608	$48,135,992	$(34,003,335)	$14,132,657
Brokerage and Investment Management Portfolio	235,999,456	84,896,350	(11,912,186)	72,984,164
Consumer Finance Portfolio	130,746,876	32,813,877	(6,903,112)	25,910,765
Financial Services Portfolio	453,843,033	54,991,473	(26,092,473)	28,899,000
Insurance Portfolio	131,761,688	86,747,385	(2,276,471)	84,470,914

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Banking Portfolio	$1,841,680	$20,941,838	$14,132,657
Brokerage and Investment Management Portfolio	477,992	4,698,808	72,983,685
Consumer Finance Portfolio	441,757	–	25,910,765
Financial Services Portfolio	1,767,391	19,049,324	28,898,016
Insurance Portfolio	453,635	8,869,741	84,470,420

The tax character of distributions paid was as follows:

February 29, 2020
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$9,410,001	$20,683,043	$30,093,044
Brokerage and Investment Management Portfolio	5,182,693	9,337,074	14,519,767
Consumer Finance Portfolio	2,813,328	57,068	2,870,396
Financial Services Portfolio	9,191,497	21,195,690	30,387,187
Insurance Portfolio	3,421,425	13,019,922	16,441,347

February 28, 2019
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$10,214,085	$129,632,127	$139,846,212
Brokerage and Investment Management Portfolio	7,442,857	22,932,878	30,375,735
Consumer Finance Portfolio	1,245,766	5,962,036	7,207,802
Financial Services Portfolio	13,540,641	63,869,722	77,410,363
Insurance Portfolio	4,162,505	63,641,357	67,803,862

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Banking Portfolio	142,418,516	259,994,302
Brokerage and Investment Management Portfolio	29,851,259	60,850,359
Consumer Finance Portfolio	75,374,913	28,139,627
Financial Services Portfolio	324,235,159	374,012,156
Insurance Portfolio	68,001,218	80,986,748

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Banking Portfolio	.30%	.24%	.54%
Brokerage and Investment Management Portfolio	.30%	.24%	.54%
Consumer Finance Portfolio	.30%	.24%	.54%
Financial Services Portfolio	.30%	.24%	.54%
Insurance Portfolio	.30%	.24%	.53%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Banking Portfolio	.18%
Brokerage and Investment Management Portfolio	.17%
Consumer Finance Portfolio	.22%
Financial Services Portfolio	.17%
Insurance Portfolio	.20%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with each Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
Banking Portfolio	.04
Brokerage and Investment Management Portfolio	.04
Consumer Finance Portfolio	.04
Financial Services Portfolio	.04
Insurance Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Banking Portfolio	$7,909
Brokerage and Investment Management Portfolio	1,007
Consumer Finance Portfolio	1,496
Financial Services Portfolio	9,611
Insurance Portfolio	883

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, each fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Banking Portfolio	Borrower	$11,094,000	1.78%	$549
Insurance Portfolio	Borrower	$6,269,000	2.36%	$412

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 2,278,421 shares of the Financial Services Portfolio were redeemed in-kind for investments and cash with a value of $22,465,229. The net realized gain of $4,465,779 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Financial Services Portfolio recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 42,927,330* shares of Financial Services Portfolio were redeemed in-kind for investments and cash with a value of $473,016,260. Financial Services Portfolio had a net realized gain of $122,035,415 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Financial Services Portfolio recognized no gain or loss for federal income tax purposes.

*Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 for 1 split that occurred on that date.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Banking Portfolio	$1,198
Brokerage and Investment Management Portfolio	812
Consumer Finance Portfolio	347
Financial Services Portfolio	1,382
Insurance Portfolio	614

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Funds. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a Fund's daily lending revenue, for its services as lending agent. The Funds may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS. Affiliated security lending activity was as follows:

Total Security Lending Income Fees Paid to NFS
Banking Portfolio	$4,687
Brokerage and Investment Management Portfolio	$276
Consumer Finance Portfolio	$460
Financial Services Portfolio	$1,962
Insurance Portfolio	$143

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage service rebates	Custodian credits	Transfer Agent credits
Banking Portfolio	$23,339	$–	$90
Brokerage and Investment Management Portfolio	4,358	–	27
Consumer Finance Portfolio	2,702	–	–
Financial Services Portfolio	40,892	283	–
Insurance Portfolio	5,945	–	–

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Banking Portfolio	$2,897
Brokerage and Investment Management Portfolio	1,877
Consumer Finance Portfolio	682
Financial Services Portfolio	3,231
Insurance Portfolio	1,310

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and the Shareholders of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio and Insurance Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, Consumer Finance Portfolio, and Insurance Portfolio (five of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the “Funds”) as of February 29, 2020, the related statements of operations for the year ended February 29, 2020, the statements of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2020 and each of the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 13, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as a member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2019 to February 29, 2020).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period-B September 1, 2019 to February 29, 2020
Banking Portfolio	.77%
Actual		$1,000.00	$987.00	$3.80
Hypothetical-C		$1,000.00	$1,021.03	$3.87
Brokerage and Investment Management Portfolio	.76%
Actual		$1,000.00	$1,051.60	$3.88
Hypothetical-C		$1,000.00	$1,021.08	$3.82
Consumer Finance Portfolio	.84%
Actual		$1,000.00	$989.40	$4.15
Hypothetical-C		$1,000.00	$1,020.69	$4.22
Financial Services Portfolio	.76%
Actual		$1,000.00	$1,002.80	$3.78
Hypothetical-C		$1,000.00	$1,021.08	$3.82
Insurance Portfolio	.80%
Actual		$1,000.00	$965.10	$3.91
Hypothetical-C		$1,000.00	$1,020.89	$4.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Banking Portfolio	04/09/2020	04/08/2020	$0.121	$1.370
Brokerage and Investment Management Portfolio	04/09/2020	04/08/2020	$0.073	$1.225
Consumer Finance Portfolio	04/09/2020	04/08/2020	$0.052	$0.000
Financial Services Portfolio	04/09/2020	04/08/2020	$0.037	$0.389
Insurance Portfolio	04/09/2020	04/08/2020	$0.130	$2.542

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2020, or, if subsequently determined to be different, the net capital gain of such year.

Banking Portfolio	$38,548,783
Brokerage and Investment Management Portfolio	$8,979,166
Consumer Finance Portfolio	$45,405
Financial Services Portfolio	$40,437,186
Insurance Portfolio	$16,419,062

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Banking Portfolio
April 2019	100%
December 2019	100%
Brokerage and Investment Management Portfolio
April 2019	100%
December 2019	100%
Consumer Finance Portfolio
April 2019	99%
December 2019	65%
Financial Services Portfolio
December 2019	100%
Insurance Portfolio
April 2019	100%
December 2019	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Banking Portfolio
April 2019	100%
December 2019	100%
Brokerage and Investment Management Portfolio
April 2019	100%
December 2019	100%
Consumer Finance Portfolio
April 2019	100%
December 2019	65%
Financial Services Portfolio
December 2019	100%
Insurance Portfolio
April 2019	100%
December 2019	100%

A percentage of the dividends distributed during the fiscal year for the following fund qualifies as a section 199A dividend:

Consumer Finance Portfolio
April 2019	1%
December 2019	36%

The funds will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Banking Portfolio
Brokerage and Investment Management Portfolio
Consumer Finance Portfolio
Financial Services Portfolio
Insurance Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) and Fidelity SelectCo, LLC (SelectCo) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts will reflect the replacement of SelectCo with FMR and will take effect upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for Brokerage and Investment Management Portfolio in October 2018 and December 2018, for Consumer Finance Portfolio in August 2018 and February 2019, and for Financial Services Portfolio in May 2019. The Board will continue to monitor closely each applicable fund's performance as the new portfolio manager(s) establishes a track record.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below.

Banking Portfolio

Brokerage and Investment Management Portfolio

Consumer Finance Portfolio

Financial Services Portfolio

The Board considered the fund's underperformance for different time periods ended June 30, 2019. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Insurance Portfolio

The Board considered the fund's underperformance for different time periods ended June 30, 2019. The Board noted that the fund's underperformance has continued since the Board approved the management contract in July 2017 and January 2019. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the fund's performance more closely.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Banking Portfolio

Brokerage and Investment Management Portfolio

Consumer Finance Portfolio

Historical Management Fees (BP) vs. Competitive Medians (BP):

Consumer Finance
Total Mapped Group Median (TMG)
Asset-Sized Peer Group Median (ASPG)
96
97
97
95
91
85
87
86
85
85
55
55
55
54
54
2015
2016
2017
2018
2019

	2015	2016	2017	2018	2019
TMG %	5%	4%	4%	5%	5%
Funds	423	439	426	411	400
ASPG Quartile	1st	1st	1st	1st	1st

Financial Services Portfolio

Insurance Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Amended and Restated Contracts should be approved and each fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot not be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SELFIN-ANN-0420
1.813663.115

Fidelity® Select Portfolios®
Health Care Sector

Biotechnology Portfolio

Health Care Portfolio

Health Care Services Portfolio

Medical Technology and Devices Portfolio

Pharmaceuticals Portfolio

Annual Report

February 29, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to shareholders
Biotechnology Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Health Care Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Health Care Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Medical Technology and Devices Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Pharmaceuticals Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to shareholders:
(No Action is Required by You)

As part of a regular review of its organizational structure, Fidelity has decided to merge certain entities to streamline operations, increase efficiency, simplify reporting, and reduce legal, compliance, and accounting complexity and costs. In separate events, Fidelity has merged four of its investment advisers and two of its broker-dealers.

Effective on or about January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to “Fidelity Management & Research Company LLC”.

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. (“FIISC”). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to “Fidelity Distributors Company LLC”.

These mergers are not expected to affect fund shareholders or Fidelity clients, nor are they expected to result in any changes to the day-to-day management of Fidelity’s brokerage services, the Fidelity funds, their investment policies and practices, their portfolio management teams, or the funds’ expenses.

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following the end of this reporting period, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Biotechnology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Biotechnology Portfolio	8.57%	2.70%	17.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Biotechnology Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$49,743	Biotechnology Portfolio
$32,918	S&P 500® Index

Biotechnology Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Rajiv Kaul:  For the fiscal year, the fund gained 8.57%, handily topping the 4.92% advance of the MSCI U.S. IMI Biotechnology 25/50 Index, and modestly ahead of the S&P 500®. Stock selection in the fund’s core biotechnology group was responsible for virtually all of its outperformance of the MSCI industry index. My picks were especially successful among the small- and mid-cap groups. Out-of-index exposure to Belgium-based Galapagos Genomics (+118%) was the top individual relative contributor. The stock surged higher in July, after the company announced that it had entered into a 10-year global research and development agreement with Gilead Sciences. Array BioPharma (+104%), another contributor and a specialist in oncology medications, was purchased by large drug company Pfizer at a sizable premium to where it had been trading, rewarding our overweighting here. The deal was announced in June and closed in July. I’ll also mention ChemoCentryx (+338%), an overweighting for the fund that exploded higher in November after favorable trial results. The company focuses on developing new treatments for inflammatory and autoimmune diseases. Conversely, security selection in the pharmaceuticals category worked against us. Mostly avoiding Celgene (+30%) detracted more than any other holding versus the MSCI index. The company was in the process of being purchased by Bristol-Myers Squibb, a deal announced in January 2019 but tied up in regulatory delays until November. Overweighting Sage Therapeutics (-70%), a neuroscience company, also hampered our relative result, as did a non-index stake in Zogenix (-52%)%), a rare-disease specialist.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Biotechnology Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
AbbVie, Inc.	11.3
Vertex Pharmaceuticals, Inc.	4.5
Biogen, Inc.	4.3
Regeneron Pharmaceuticals, Inc.	3.3
Seattle Genetics, Inc.	2.5
Alnylam Pharmaceuticals, Inc.	2.3
Acceleron Pharma, Inc.	2.2
Sarepta Therapeutics, Inc.	1.7
Neurocrine Biosciences, Inc.	1.6
Argenx SE ADR	1.6
35.3

Top Industries (% of fund's net assets)

As of February 29, 2020
Biotechnology	91.3%
Pharmaceuticals	6.3%
Life Sciences Tools & Services	0.6%
Health Care Equipment & Supplies	0.5%
Health Care Technology	0.3%
All Others*	1.0%

* Includes short-term investments and net other assets (liabilities).

Biotechnology Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Biotechnology - 90.7%
Biotechnology - 90.7%
AbbVie, Inc.	8,738,317	$748,961,147
AC Immune SA (a)(b)	67,232	461,884
ACADIA Pharmaceuticals, Inc. (a)	1,734,880	74,148,771
Acceleron Pharma, Inc. (a)	1,703,258	146,360,960
Acorda Therapeutics, Inc. (a)(b)(c)	2,605,026	3,751,237
Adverum Biotechnologies, Inc. (a)	173,108	2,130,959
Agios Pharmaceuticals, Inc. (a)(b)	1,827,003	86,746,102
Aimmune Therapeutics, Inc. (a)(b)	354,260	8,434,931
Akebia Therapeutics, Inc. (a)	1,016,067	9,012,514
Albireo Pharma, Inc. (a)	275,900	6,450,542
Aldeyra Therapeutics, Inc. (a)	1,206,333	4,584,065
Alector, Inc. (b)	693,918	19,068,867
Alexion Pharmaceuticals, Inc. (a)	276,866	26,033,710
Alkermes PLC (a)	99,974	2,083,458
Allakos, Inc. (a)(b)	604,425	37,673,810
Allena Pharmaceuticals, Inc. (a)(c)	28,440	56,027
Allena Pharmaceuticals, Inc. (a)(c)(d)	1,447,443	2,851,463
Allogene Therapeutics, Inc. (a)(b)	512,605	13,840,335
Alnylam Pharmaceuticals, Inc. (a)	1,269,378	149,355,015
Amarin Corp. PLC ADR (a)(b)	556,831	8,168,711
Amgen, Inc.	300,167	59,952,355
Amicus Therapeutics, Inc. (a)	3,855,481	36,800,566
AnaptysBio, Inc. (a)	51,563	770,867
Apellis Pharmaceuticals, Inc. (a)	539,434	18,675,205
Applied Therapeutics, Inc. (a)	973,740	40,458,897
Aprea Therapeutics, Inc.	535,700	18,374,510
Aravive, Inc. (a)	699,083	5,970,169
Arcturus Therapeutics Holdings, Inc. (a)	400,000	5,540,000
Arcutis Biotherapeutics, Inc. (a)	654,015	17,380,449
Ardelyx, Inc. (a)	563,494	3,899,378
Arena Pharmaceuticals, Inc. (a)	877,773	39,148,676
Argenx SE ADR (a)	729,786	103,177,145
Arrowhead Pharmaceuticals, Inc. (a)(b)	1,880,151	66,482,139
Ascendis Pharma A/S sponsored ADR (a)	649,309	84,656,907
Assembly Biosciences, Inc. (a)	578,333	10,479,394
Atara Biotherapeutics, Inc. (a)(b)	673,043	8,177,472
Athenex, Inc. (a)(b)	717,400	8,766,628
Atreca, Inc. (b)	117,700	2,782,428
aTyr Pharma, Inc. (b)(c)	407,046	1,510,141
Aurinia Pharmaceuticals, Inc. (a)(b)	2,288,586	40,050,255
Autolus Therapeutics Ltd. ADR (a)(b)	212,108	1,735,043
AVROBIO, Inc. (a)	762,751	14,721,094
Axcella Health, Inc.	511,870	1,927,191
BELLUS Health, Inc. (a)	464,300	4,071,911
BioCryst Pharmaceuticals, Inc. (a)	2,556,584	7,669,752
Biogen, Inc. (a)	926,227	285,639,145
Biohaven Pharmaceutical Holding Co. Ltd. (a)	790,293	34,899,339
BioMarin Pharmaceutical, Inc. (a)	962,958	87,022,514
BioNTech SE ADR (a)	29,800	1,045,980
BioXcel Therapeutics, Inc. (a)(b)	605,490	22,705,875
Black Diamond Therapeutics, Inc. (a)	341,300	9,211,687
bluebird bio, Inc. (a)	939,007	67,918,376
Blueprint Medicines Corp. (a)	941,306	50,952,894
Bridgebio Pharma, Inc. (b)	784,161	24,999,053
Cabaletta Bio, Inc. (a)(b)	30,550	456,417
ChemoCentryx, Inc. (a)	2,018,222	90,315,435
Chimerix, Inc. (a)	1,443,267	2,554,583
Clovis Oncology, Inc. (a)(b)	590,070	4,443,227
Coherus BioSciences, Inc. (a)	100,387	1,942,488
Constellation Pharmaceuticals, Inc. (a)(b)	152,100	5,375,214
Corbus Pharmaceuticals Holdings, Inc. (a)(b)	1,479,867	7,014,570
Cortexyme, Inc.	8,847	444,562
Crinetics Pharmaceuticals, Inc. (a)	990,700	20,388,606
CRISPR Therapeutics AG (a)(b)	537,942	28,753,000
Cyclerion Therapeutics, Inc. (a)(b)	837,285	3,583,580
Cyclerion Therapeutics, Inc. (e)	94,809	405,783
Cytokinetics, Inc. (a)(b)	1,186,356	16,537,803
CytomX Therapeutics, Inc. (a)	4,700	31,443
CytomX Therapeutics, Inc. (a)(d)	287,485	1,923,275
Deciphera Pharmaceuticals, Inc. (a)	324,000	17,249,760
Denali Therapeutics, Inc. (a)(b)	709,416	14,025,154
Dicerna Pharmaceuticals, Inc. (a)	722,512	14,262,387
Dynavax Technologies Corp. (a)(b)	162,598	641,449
Eagle Pharmaceuticals, Inc. (a)	48,108	2,208,157
Editas Medicine, Inc. (a)(b)	140,589	3,118,264
Eidos Therapeutics, Inc. (a)(b)	118,947	6,016,339
Emergent BioSolutions, Inc. (a)	290,222	17,030,227
Enanta Pharmaceuticals, Inc. (a)	12,167	619,057
Epizyme, Inc. (a)	1,992,046	42,689,546
Equillium, Inc. (a)	619,843	2,981,445
Esperion Therapeutics, Inc. (a)(b)	207,432	10,473,242
Evelo Biosciences, Inc. (a)(b)	26,600	134,596
Exact Sciences Corp. (a)(b)	868,512	70,306,046
Exelixis, Inc. (a)	2,345,650	43,605,634
Fate Therapeutics, Inc. (a)	1,045,687	30,534,060
FibroGen, Inc. (a)	1,834,342	76,675,496
Forty Seven, Inc. (a)	1,076,670	62,446,860
Frequency Therapeutics, Inc. (b)	88,256	1,911,625
G1 Therapeutics, Inc. (a)	789,800	14,169,012
Galapagos Genomics NV sponsored ADR (a)(b)	453,279	95,805,049
Gamida Cell Ltd. (a)	694,871	3,015,740
Genmab A/S ADR	281,690	6,416,898
Geron Corp. (a)(b)(c)	13,406,450	15,417,418
Global Blood Therapeutics, Inc. (a)	943,569	60,350,673
Gossamer Bio, Inc.	153,014	2,009,074
Gritstone Oncology, Inc. (a)	1,248,800	10,489,920
Halozyme Therapeutics, Inc. (a)	1,992,677	38,996,689
Heron Therapeutics, Inc. (a)(b)	1,962,225	36,595,496
Homology Medicines, Inc. (a)	327,367	5,237,872
Hookipa Pharma, Inc. (b)	234,603	2,327,262
Idorsia Ltd. (a)	432,921	11,627,220
IGM Biosciences, Inc. (a)(b)	12,928	664,628
ImmunoGen, Inc. (a)	1,573,743	7,003,156
Immunomedics, Inc. (a)(b)	3,409,783	54,556,528
Incyte Corp. (a)	893,771	67,399,271
Innovent Biolgics, Inc. (a)(d)	1,268,500	5,793,278
Insmed, Inc. (a)	1,275,820	31,767,918
Intellia Therapeutics, Inc. (a)(b)	830,456	11,086,588
Intercept Pharmaceuticals, Inc. (a)(b)	578,525	53,189,589
Ionis Pharmaceuticals, Inc. (a)	1,773,977	90,082,552
Iovance Biotherapeutics, Inc. (a)(b)	1,556,507	51,224,645
Ironwood Pharmaceuticals, Inc. Class A (a)(b)	2,167,620	26,098,145
Jounce Therapeutics, Inc. (a)(b)	563,774	2,548,258
Kalvista Pharmaceuticals, Inc. (a)	884,861	11,901,380
Karuna Therapeutics, Inc. (a)	226,008	19,721,458
Karyopharm Therapeutics, Inc. (a)	631,798	10,323,579
Kezar Life Sciences, Inc. (a)	820,472	3,593,667
Kodiak Sciences, Inc. (a)(b)	351,813	22,505,478
Krystal Biotech, Inc. (a)(b)(c)	1,148,286	61,375,887
Kura Oncology, Inc. (a)	2,096,963	25,310,343
La Jolla Pharmaceutical Co. (a)(b)	1,254,989	8,533,925
Lexicon Pharmaceuticals, Inc. (a)(b)	390,904	1,084,759
Ligand Pharmaceuticals, Inc. Class B (a)(b)	11,198	1,048,133
Macrogenics, Inc. (a)	46,231	405,446
Madrigal Pharmaceuticals, Inc. (a)(b)	34,241	2,950,547
Magenta Therapeutics, Inc. (a)	40,712	478,773
MannKind Corp. (a)(b)	4,943,162	6,277,816
MediciNova, Inc. (a)(b)	96,484	405,233
Minerva Neurosciences, Inc. (a)	1,946,914	14,173,534
Miragen Therapeutics, Inc. (a)(b)(c)	3,888,656	2,887,327
Mirati Therapeutics, Inc. (a)(b)	854,540	76,472,785
Mirum Pharmaceuticals, Inc. (a)(b)	235,000	3,891,600
Moderna, Inc. (a)	228,505	5,925,135
Molecular Templates, Inc. (a)	387,000	6,226,830
Momenta Pharmaceuticals, Inc. (a)	1,392,056	39,381,264
Morphic Holding, Inc. (b)	758,437	11,983,305
Morphosys AG (a)	96,475	10,398,850
Morphosys AG sponsored ADR (a)(b)	444,432	11,861,890
Myovant Sciences Ltd. (a)(b)	654,006	6,736,262
Natera, Inc. (a)	651,431	24,692,492
Neurocrine Biosciences, Inc. (a)	1,090,151	103,237,300
NextCure, Inc. (b)	148,490	6,200,942
ObsEva SA (a)(b)	1,222,003	3,702,669
Oragenics, Inc. (a)	155,806	116,418
Ovid Therapeutics, Inc. (a)(b)	2,084,900	6,838,472
Passage Bio, Inc. (a)	274,633	6,096,853
Pharming Group NV (a)	2,612,556	3,249,429
Portola Pharmaceuticals, Inc. (a)(b)	510,932	5,165,523
Prevail Therapeutics, Inc.	788,600	10,078,308
Principia Biopharma, Inc. (a)	1,028,008	66,368,196
ProQR Therapeutics BV (a)	890,216	6,311,631
Protagonist Therapeutics, Inc. (a)	608,963	4,749,911
Prothena Corp. PLC (a)	685,651	7,309,040
PTC Therapeutics, Inc. (a)	1,659,927	91,030,397
Puma Biotechnology, Inc. (a)(b)	122,868	1,321,445
Radius Health, Inc. (a)	483,221	10,176,634
Regeneron Pharmaceuticals, Inc. (a)	487,093	216,546,935
REGENXBIO, Inc. (a)	412,408	16,496,320
Replimune Group, Inc. (a)	868,010	12,039,299
Retrophin, Inc. (a)	856,699	13,274,551
Revolution Medicines, Inc.	171,598	5,365,869
Rhythm Pharmaceuticals, Inc. (a)(b)	226,078	4,313,568
Rigel Pharmaceuticals, Inc. (a)	290,839	616,579
Rocket Pharmaceuticals, Inc. (a)(b)	1,149,536	22,404,457
Rubius Therapeutics, Inc. (a)(b)	595,627	4,985,398
Sage Therapeutics, Inc. (a)	836,193	39,301,071
Sangamo Therapeutics, Inc. (a)(b)	915,227	7,806,886
Sarepta Therapeutics, Inc. (a)	958,204	109,685,612
Scholar Rock Holding Corp. (a)(b)(c)	1,528,947	21,573,442
Seattle Genetics, Inc. (a)	1,443,928	164,405,642
Seres Therapeutics, Inc. (a)(b)	491,475	1,543,232
Spectrum Pharmaceuticals, Inc. (a)	55,103	157,595
Spero Therapeutics, Inc. (a)	98,952	944,002
Spero Therapeutics, Inc. rights 3/3/20 (a)	15,040	8,122
Springworks Therapeutics, Inc. (a)(b)	901,412	28,809,128
Stemline Therapeutics, Inc. (a)(b)	884,698	5,325,882
Stoke Therapeutics, Inc. (b)	521,347	12,903,338
Sutro Biopharma, Inc. (a)	96,300	936,999
Syros Pharmaceuticals, Inc. (a)	704,361	4,120,512
Syros Pharmaceuticals, Inc. (a)(d)	303,621	1,776,183
Syros Pharmaceuticals, Inc. warrants 10/10/22 (a)	21,625	25,237
TG Therapeutics, Inc. (a)(b)	2,431,403	30,514,108
Translate Bio, Inc. (a)(b)	1,613,497	12,230,307
Turning Point Therapeutics, Inc.	798,119	39,562,759
Twist Bioscience Corp. (a)	654,831	20,050,925
Ultragenyx Pharmaceutical, Inc. (a)(b)	1,343,737	75,356,771
uniQure B.V. (a)(b)	529,408	27,243,336
United Therapeutics Corp. (a)	276,555	28,474,103
UNITY Biotechnology, Inc. (a)	51,400	308,914
UroGen Pharma Ltd. (a)(b)	314,603	8,576,078
Vanda Pharmaceuticals, Inc. (a)	232,692	2,566,593
Vertex Pharmaceuticals, Inc. (a)	1,342,693	300,803,513
Viela Bio, Inc. (b)	1,670,936	72,919,647
Viking Therapeutics, Inc. (a)(b)	277,400	1,642,208
Voyager Therapeutics, Inc. (a)	229,729	2,504,046
X4 Pharmaceuticals, Inc. (a)(c)	824,800	8,808,864
X4 Pharmaceuticals, Inc. warrants 4/12/24 (a)	450,000	1,618,174
Xencor, Inc. (a)	1,034,543	33,612,302
Xenon Pharmaceuticals, Inc. (a)	214,500	3,093,090
Y-mAbs Therapeutics, Inc. (a)	1,390,842	40,918,572
Zai Lab Ltd. ADR (a)	38,400	2,110,848
Zealand Pharma A/S (a)	162,144	5,868,516
Zymeworks, Inc. (a)	709,195	29,027,351
		6,008,397,902
Capital Markets - 0.0%
Asset Management & Custody Banks - 0.0%
Arix Bioscience PLC (a)(b)(d)	2,049,700	2,157,620
Health Care Equipment & Supplies - 0.5%
Health Care Equipment - 0.5%
Novocure Ltd. (a)	147,700	10,745,175
Novocure Ltd. (a)(d)	336,313	24,466,771
		35,211,946
Health Care Providers & Services - 0.0%
Health Care Services - 0.0%
Precipio, Inc. (a)(e)	525	803
Health Care Technology - 0.1%
Health Care Technology - 0.1%
Schrodinger, Inc.	134,600	6,242,748
Life Sciences Tools & Services - 0.6%
Life Sciences Tools & Services - 0.6%
10X Genomics, Inc. (a)	45,719	3,643,804
Adaptive Biotechnologies Corp. (b)	169,780	4,770,818
Bruker Corp.	316,600	13,791,096
Evotec OAI AG (a)(b)	540,500	13,159,500
		35,365,218
Personal Products - 0.0%
Personal Products - 0.0%
MYOS Corp. (a)	33,334	39,001
Pharmaceuticals - 6.3%
Pharmaceuticals - 6.3%
Adimab LLC (a)(e)(f)(g)	1,954,526	89,966,832
Aerie Pharmaceuticals, Inc. (a)(b)	440,504	7,708,820
Afferent Pharmaceuticals, Inc. rights 12/31/24 (a)(g)	8,274,568	13,404,800
Aradigm Corp. (a)	11,945	1,208
Aradigm Corp. (a)	148,009	14,964
Arvinas Holding Co. LLC (a)	519,739	24,495,299
Axsome Therapeutics, Inc. (a)(b)	223,309	17,418,102
Chiasma, Inc. (a)(b)	1,625,699	7,234,361
Chiasma, Inc. warrants 12/16/24 (a)	382,683	325,992
Corcept Therapeutics, Inc. (a)	499,959	6,309,483
Fulcrum Therapeutics, Inc.	81,267	1,537,572
GW Pharmaceuticals PLC ADR (a)(b)	86,800	8,880,508
Horizon Pharma PLC (a)	470,319	16,094,316
Intra-Cellular Therapies, Inc. (a)	804,084	16,966,172
Kaleido Biosciences, Inc. (a)(b)	66,633	397,799
Milestone Pharmaceuticals, Inc.	169,500	3,220,500
MyoKardia, Inc. (a)	729,501	46,243,068
Nektar Therapeutics (a)	543,851	11,317,539
Ocular Therapeutix, Inc.(a)(b)	166,453	783,161
Odonate Therapeutics, Inc. (a)(b)	154,594	4,574,436
OptiNose, Inc. (a)	190,615	1,153,221
Reata Pharmaceuticals, Inc. (a)	212,303	41,346,009
RedHill Biopharma Ltd. sponsored ADR (a)(b)	93,300	385,329
Revance Therapeutics, Inc. (a)	7,600	175,712
RPI International Holdings LP (e)(g)	54,958	11,266,390
Stemcentrx, Inc. rights 12/31/21 (a)(g)	876,163	9
TherapeuticsMD, Inc. (a)(b)	2,529,642	4,275,095
Theravance Biopharma, Inc. (a)	371,300	9,041,155
Trevi Therapeutics, Inc. (b)	792,700	4,114,113
UCB SA	217,400	20,128,188
Urovant Sciences Ltd. (a)(b)	893,536	11,178,135
Verrica Pharmaceuticals, Inc. (a)(b)	635,680	7,545,522
WAVE Life Sciences (a)(b)	161,012	1,358,941
Zogenix, Inc. (a)	1,018,372	25,540,770
		414,403,521
TOTAL COMMON STOCKS
(Cost $4,339,978,445)		6,501,818,759

Preferred Stocks - 0.8%
Convertible Preferred Stocks - 0.7%
Biotechnology - 0.5%
Biotechnology - 0.5%
23andMe, Inc. Series E (a)(e)(g)	1,505,457	20,338,724
Immunocore Ltd. Series A (a)(e)(g)	73,318	9,042,310
Nuvation Bio, Inc. Series A (e)(g)(h)	2,086,600	1,609,562
		30,990,596
Health Care Technology - 0.2%
Health Care Technology - 0.2%
Codiak Biosciences, Inc.:
Series A 8.00% (a)(e)(g)	856,366	3,836,520
Series B 8.00% (a)(e)(g)	2,783,187	12,468,678
		16,305,198
Pharmaceuticals - 0.0%
Pharmaceuticals - 0.0%
Afferent Pharmaceuticals, Inc. Series C (a)(e)(g)	8,274,568	83

TOTAL CONVERTIBLE PREFERRED STOCKS		47,295,877

Nonconvertible Preferred Stocks - 0.1%
Biotechnology - 0.1%
Biotechnology - 0.1%
Yumanity Holdings LLC Class A (a)(e)(g)	588,700	4,792,018
TOTAL PREFERRED STOCKS
(Cost $44,891,248)		52,087,895

Money Market Funds - 10.1%
Fidelity Cash Central Fund 1.60% (i)	53,592,745	53,603,464
Fidelity Securities Lending Cash Central Fund 1.60% (i)(j)	618,370,805	618,432,642
TOTAL MONEY MARKET FUNDS
(Cost $671,998,329)		672,036,106
TOTAL INVESTMENT IN SECURITIES - 109.1%
(Cost $5,056,868,022)		7,225,942,760
NET OTHER ASSETS (LIABILITIES) - (9.1)%		(601,190,690)
NET ASSETS - 100%		$6,624,752,070

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $38,968,590 or 0.6% of net assets.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $153,727,703 or 2.3% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Level 3 security

 (h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Includes investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series E	6/18/15	$16,299,991
Adimab LLC	9/17/14 - 6/5/15	$31,094,459
Afferent Pharmaceuticals, Inc. Series C	7/1/15	$0
Codiak Biosciences, Inc. Series A 8.00%	11/12/15	$856,366
Codiak Biosciences, Inc. Series B 8.00%	11/12/15	$8,349,561
Cyclerion Therapeutics, Inc.	4/2/19	$1,404,026
Immunocore Ltd. Series A	7/27/15	$13,796,921
Nuvation Bio, Inc. Series A	6/17/19	$1,609,562
Precipio, Inc.	2/3/12	$2,828,200
RPI International Holdings LP	5/21/15	$6,479,548
Yumanity Holdings LLC Class A	2/8/16	$3,978,847

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,392,758
Fidelity Securities Lending Cash Central Fund	4,972,404
Total	$6,365,162

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Acorda Therapeutics, Inc.	$27,659,463	$8,361,220	$1,866,677	$--	$(32,734,090)	$2,331,321	$3,751,237
Aldeyra Therapeutics, Inc.	15,316,715	--	4,184,130	--	(5,293,745)	(1,254,773)	--
Allena Pharmaceuticals, Inc.	302,085	--	76,062	--	(111,538)	(58,458)	56,027
Allena Pharmaceuticals, Inc.	10,450,538	--	--	--	--	(7,599,075)	2,851,463
aTyr Pharma, Inc.	465,786	1,671,404	--	--	--	(627,049)	1,510,141
BioXcel Therapeutics, Inc.	7,133,758	3,620,550	10,984,485	--	5,482,780	17,453,272	--
Chiasma, Inc.	6,554,922	8,452,825	9,758,863	--	(3,635,775)	5,621,252	--
Geron Corp.	22,683,801	--	2,662,756	--	(3,289,500)	(1,314,127)	15,417,418
Krystal Biotech, Inc.	27,623,544	13,780,000	14,279,321	--	6,963,181	27,288,483	61,375,887
Kura Oncology, Inc.	29,861,469	14,937,860	9,417,571	--	(2,521,237)	(7,550,178)	--
La Jolla Pharmaceutical Co.	6,781,849	1,074,435	641,807	--	(2,929,399)	4,248,847	--
Minerva Neurosciences, Inc.	22,014,584	--	6,267,410	--	(860,316)	(713,324)	--
Miragen Therapeutics, Inc.	8,088,237	904,587	--	--	--	(6,105,497)	2,887,327
Ovid Therapeutics, Inc.	--	10,020,000	7,673,107	--	2,875,781	1,615,798	--
Scholar Rock Holding Corp.	28,051,905	336,000	--	--	--	(6,814,463)	21,573,442
Seres Therapeutics, Inc.	14,224,512	2,160,000	11,245,667	--	(43,306,614)	39,711,001	--
Urovant Sciences Ltd.	16,285,606	4,174,941	8,534,706	--	(2,907,494)	2,159,788	--
X4 Pharmaceuticals, Inc.	--	9,900,000	623,227	--	(203,973)	(263,936)	8,808,864
Total	$243,498,774	$79,393,822	$88,215,789	$--	$(82,471,939)	$68,128,882	$118,231,806

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$6,501,818,759	$6,318,613,880	$68,566,848	$114,638,031
Preferred Stocks	52,087,895	--	--	52,087,895
Money Market Funds	672,036,106	672,036,106	--	--
Total Investments in Securities:	$7,225,942,760	$6,990,649,986	$68,566,848	$166,725,926

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Common Stocks
Beginning Balance	$104,032,879
Total Realized Gain (Loss)	(4,352,315)
Total Unrealized Gain (Loss)	14,888,041
Cost of Purchases	69,426
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	8,525,085
Transfers out of Level 3	(8,525,085)
Ending Balance	$114,638,031
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2020	$10,535,857
Preferred Stocks
Beginning Balance	$73,988,606
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	(5,166,095)
Cost of Purchases	1,609,562
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	(18,344,178)
Ending Balance	$52,087,895
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2020	$(5,166,095)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Biotechnology Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $614,027,744) — See accompanying schedule: Unaffiliated issuers (cost $4,247,565,966)	$6,435,674,848
Fidelity Central Funds (cost $671,998,329)	672,036,106
Other affiliated issuers (cost $137,303,727)	118,231,806
Total Investment in Securities (cost $5,056,868,022)		$7,225,942,760
Restricted cash		704,572
Receivable for investments sold		116,209,989
Receivable for fund shares sold		6,697,265
Dividends receivable		1,471,400
Distributions receivable from Fidelity Central Funds		395,949
Prepaid expenses		61,873
Other receivables		996,623
Total assets		7,352,480,431
Liabilities
Payable for investments purchased
Regular delivery	$70,723,788
Delayed delivery	804,781
Payable for fund shares redeemed	32,737,627
Accrued management fee	3,170,780
Other affiliated payables	972,978
Other payables and accrued expenses	1,033,152
Collateral on securities loaned	618,285,255
Total liabilities		727,728,361
Net Assets		$6,624,752,070
Net Assets consist of:
Paid in capital		$4,164,690,959
Total accumulated earnings (loss)		2,460,061,111
Net Assets		$6,624,752,070
Net Asset Value, offering price and redemption price per share ($6,624,752,070 ÷ 315,118,614 shares)		$21.02

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$58,182,047
Income from Fidelity Central Funds (including $4,972,404 from security lending)		6,365,162
Total income		64,547,209
Expenses
Management fee	$36,909,388
Transfer agent fees	11,105,811
Accounting and security lending fees	1,177,995
Custodian fees and expenses	127,435
Independent trustees' fees and expenses	37,708
Registration fees	66,306
Audit	76,913
Legal	15,685
Miscellaneous	59,485
Total expenses before reductions	49,576,726
Expense reductions	(253,616)
Total expenses after reductions		49,323,110
Net investment income (loss)		15,224,099
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	838,686,984
Fidelity Central Funds	9,059
Other affiliated issuers	(82,471,939)
Foreign currency transactions	(17,931)
Total net realized gain (loss)		756,206,173
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(312,461,796)
Affiliated issuers	68,128,882
Total change in net unrealized appreciation (depreciation)		(244,332,914)
Net gain (loss)		511,873,259
Net increase (decrease) in net assets resulting from operations		$527,097,358

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,224,099	$(16,275,432)
Net realized gain (loss)	756,206,173	723,982,765
Change in net unrealized appreciation (depreciation)	(244,332,914)	(785,659,475)
Net increase (decrease) in net assets resulting from operations	527,097,358	(77,952,142)
Distributions to shareholders	(648,542,988)	(723,235,576)
Share transactions
Proceeds from sales of shares	456,496,894	600,449,390
Reinvestment of distributions	610,226,532	680,697,509
Cost of shares redeemed	(1,904,247,877)	(1,837,003,918)
Net increase (decrease) in net assets resulting from share transactions	(837,524,451)	(555,857,019)
Total increase (decrease) in net assets	(958,970,081)	(1,357,044,737)
Net Assets
Beginning of period	7,583,722,151	8,940,766,888
End of period	$6,624,752,070	$7,583,722,151
Other Information
Shares
Sold	21,609,310	27,380,941
Issued in reinvestment of distributions	27,974,462	34,822,262
Redeemed	(93,189,218)	(84,784,313)
Net increase (decrease)	(43,605,446)	(22,581,110)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Biotechnology Portfolio

Years ended February 28,	2020 A	2019 B	2018 B	2017 B	2016 A,B
Selected Per–Share Data
Net asset value, beginning of period	$21.14	$23.45	$20.32	$16.20	$24.80
Income from Investment Operations
Net investment income (loss)C	.05	(.04)	(.05)	(.08)	(.10)
Net realized and unrealized gain (loss)	1.79	(.29)D	3.49	4.80	(6.92)
Total from investment operations	1.84	(.33)	3.44	4.72	(7.02)
Distributions from net investment income	(.03)	–	–	–	–
Distributions from net realized gain	(1.93)	(1.98)	(.31)	(.60)	(1.58)
Total distributions	(1.96)	(1.98)	(.31)	(.60)	(1.58)
Redemption fees added to paid in capitalC	–	–	–	–E	–E
Net asset value, end of period	$21.02	$21.14	$23.45	$20.32	$16.20
Total ReturnF	8.57%	(.46)%D	17.04%	29.67%	(30.35)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.72%	.72%	.74%	.75%	.73%
Expenses net of fee waivers, if any	.72%	.72%	.74%	.75%	.73%
Expenses net of all reductions	.72%	.72%	.73%	.74%	.73%
Net investment income (loss)	.22%	(.20)%	(.25)%	(.43)%	(.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$6,624,752	$7,583,722	$8,940,767	$9,573,681	$9,723,599
Portfolio turnover rateI	50%	37%	26%	28%	35%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.53)%.

 E Amount represents less than .005%.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Health Care Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Health Care Portfolio	9.84%	7.33%	17.00%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$48,050	Health Care Portfolio
$32,918	S&P 500® Index

Health Care Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Eddie Yoon:  For the fiscal year, the fund gained 9.84%, handily outpacing the 3.53% advance of the benchmark MSCI U.S. IMI Health Care 25/50 Index, and also ahead of the broad-market S&P 500 index. Health care stocks underperformed the broader equity market in 2019 amid a resurgence of legal and political rhetoric around the Affordable Care Act (ACA) and the potential for a “Medicare-for-all” scenario after the 2020 U.S. election.The sector did post a solid gain, however, as health care companies benefited from strong demand for products and services on the back of secular trends, including an aging population. Many firms also boasted solid business fundamentals, and several industries continued to experience innovation and accelerating growth. Versus the sector index, strong security selection significantly contributed to the fund’s performance the past 12 months. An out-of-index position in gene-sequencing technology firm 10x Genomics (+66%) was by far the fund’s biggest relative contributor. The company became publicly traded after its initial public offering in September, and its share price rallied on brisk demand for the firm’s products. Avoiding index component and pharma giant Pfizer (-20%) also boosted relative results. Conversely, an out-of-index position in Benefitfocus (-74%), a provider of cloud-based benefits software solutions, was the fund’s biggest individual detractor. Several headwinds hurt the stock this period, including Benefitfocus' announcement of its third CFO departure in three years and consecutive quarters of disappointing financial results. An overweighting in Alexion Pharmaceuticals (-31%) also hurt the fund’s relative result the past year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Health Care Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
UnitedHealth Group, Inc.	7.1
Boston Scientific Corp.	6.3
Roche Holding AG (participation certificate)	6.2
AstraZeneca PLC (United Kingdom)	4.7
Eli Lilly & Co.	4.6
Cigna Corp.	4.6
Vertex Pharmaceuticals, Inc.	3.7
10X Genomics, Inc.	3.3
Becton, Dickinson & Co.	3.3
Centene Corp.	3.2
47.0

Top Industries (% of fund's net assets)

As of February 29, 2020
Health Care Equipment & Supplies	24.1%
Health Care Providers & Services	23.6%
Biotechnology	23.5%
Pharmaceuticals	21.9%
Life Sciences Tools & Services	5.3%
All Others*	1.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Health Care Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
Biotechnology - 23.5%
Biotechnology - 23.5%
AbbVie, Inc.	700,000	$59,997,000
Acceleron Pharma, Inc. (a)	888,265	76,328,611
Alexion Pharmaceuticals, Inc. (a)	650,000	61,119,500
Allogene Therapeutics, Inc. (a)(b)	280,000	7,560,000
Alnylam Pharmaceuticals, Inc. (a)	730,000	85,891,800
Amgen, Inc.	520,000	103,859,600
Aprea Therapeutics, Inc.	410,216	14,070,409
Arcutis Biotherapeutics, Inc. (a)	600,000	15,945,000
Argenx SE ADR (a)	600,000	84,828,000
Ascendis Pharma A/S sponsored ADR (a)	853,108	111,228,221
BeiGene Ltd. ADR (a)	260,000	41,171,000
BELLUS Health, Inc. (a)	1,200,000	10,524,000
BioNTech AG	1,638,432	54,633,515
Black Diamond Therapeutics, Inc. (a)	230,000	6,207,700
bluebird bio, Inc. (a)(b)	240,000	17,359,200
Blueprint Medicines Corp. (a)	600,000	32,478,000
Cellectis SA sponsored ADR (a)	690,000	10,777,800
Denali Therapeutics, Inc. (a)(b)	360,000	7,117,200
FibroGen, Inc. (a)	1,121,100	46,861,980
G1 Therapeutics, Inc. (a)	920,903	16,521,000
Gritstone Oncology, Inc. (a)	584,900	4,913,160
Innovent Biolgics, Inc. (a)(c)	6,663,000	30,430,122
Insmed, Inc. (a)	1,221,182	30,407,432
Intercept Pharmaceuticals, Inc. (a)	340,600	31,314,764
Kura Oncology, Inc. (a)	1,000,000	12,070,000
Momenta Pharmaceuticals, Inc. (a)	500,000	14,145,000
Morphic Holding, Inc.	258,259	4,080,492
Morphosys AG sponsored ADR (a)	99	2,642
Neurocrine Biosciences, Inc. (a)	600,000	56,820,000
Passage Bio, Inc. (a)	47,700	1,058,940
Principia Biopharma, Inc. (a)	782,845	50,540,473
Regeneron Pharmaceuticals, Inc. (a)	113,156	50,305,763
Revolution Medicines, Inc.	259,704	8,120,944
Sage Therapeutics, Inc. (a)	90,079	4,233,713
Sarepta Therapeutics, Inc. (a)(b)	1,000,000	114,470,000
Scholar Rock Holding Corp. (a)	98,135	1,384,685
TG Therapeutics, Inc. (a)	1,280,000	16,064,000
Turning Point Therapeutics, Inc.	215,000	10,657,550
uniQure B.V. (a)	360,000	18,525,600
Vertex Pharmaceuticals, Inc. (a)	1,180,000	264,355,400
Viela Bio, Inc.	700,000	30,548,000
Viking Therapeutics, Inc.(a)(b)	1,160,000	6,867,200
Xencor, Inc. (a)	1,200,000	38,988,000
Zymeworks, Inc. (a)	856,925	35,073,940
		1,699,857,356
Diversified Consumer Services - 0.1%
Specialized Consumer Services - 0.1%
Carriage Services, Inc.	243,598	5,152,098
Health Care Equipment & Supplies - 24.1%
Health Care Equipment - 24.1%
Atricure, Inc. (a)	1,000,000	38,420,000
Becton, Dickinson & Co.	1,000,000	237,820,000
Boston Scientific Corp. (a)	12,200,000	456,158,000
Danaher Corp.	620,000	89,639,600
Genmark Diagnostics, Inc. (a)	2,470,000	8,620,300
Hologic, Inc. (a)	1,670,000	78,690,400
Insulet Corp. (a)	1,019,100	193,598,427
Intuitive Surgical, Inc. (a)	420,000	224,263,200
Masimo Corp. (a)	650,000	106,164,500
Penumbra, Inc. (a)(b)	747,507	123,981,511
Shockwave Medical, Inc. (a)(b)	610,000	24,485,400
Stryker Corp.	700,000	133,413,000
Tandem Diabetes Care, Inc. (a)	300,000	22,398,000
		1,737,652,338
Health Care Providers & Services - 23.2%
Health Care Distributors & Services - 0.4%
EBOS Group Ltd.	2,280,000	33,190,905
Health Care Facilities - 2.0%
HCA Holdings, Inc.	1,120,000	142,251,200
Health Care Services - 5.4%
1Life Healthcare, Inc.	1,639,892	31,909,019
Alignment Healthcare Partners unit (d)(e)	2,145,460	26,000,002
Cigna Corp.	1,800,000	329,292,000
		387,201,021
Managed Health Care - 15.4%
Centene Corp. (a)	4,400,000	233,288,000
HealthEquity, Inc. (a)	630,000	44,723,700
Humana, Inc.	700,000	223,776,000
Molina Healthcare, Inc. (a)	670,000	82,108,500
Notre Dame Intermedica Participacoes SA	1,200,000	16,967,285
UnitedHealth Group, Inc.	2,000,000	509,919,999
		1,110,783,484

TOTAL HEALTH CARE PROVIDERS & SERVICES		1,673,426,610

Health Care Technology - 0.1%
Health Care Technology - 0.1%
Castlight Health, Inc. (a)	1,845,550	1,672,622
Castlight Health, Inc. Class B (a)	3,850,000	3,489,255
Health Catalyst, Inc. (b)	170,000	5,164,600
		10,326,477
Life Sciences Tools & Services - 5.3%
Life Sciences Tools & Services - 5.3%
10X Genomics, Inc.	3,018,778	238,190,641
Bruker Corp.	1,820,451	79,298,846
Lonza Group AG	170,000	67,836,421
		385,325,908
Pharmaceuticals - 21.6%
Pharmaceuticals - 21.6%
AstraZeneca PLC (United Kingdom)	3,860,000	338,772,646
Bristol-Myers Squibb Co.	800,000	47,248,000
Dechra Pharmaceuticals PLC	1,280,000	43,951,900
Eli Lilly & Co.	2,650,000	334,244,500
MyoKardia, Inc. (a)	573,500	36,354,165
Nektar Therapeutics (a)(b)	1,779,046	37,021,947
Recordati SpA	600,000	25,660,542
Roche Holding AG (participation certificate)	1,400,000	450,147,268
RPI International Holdings LP (d)(e)	199,753	40,949,365
Sanofi SA	1,700,000	158,551,895
Theravance Biopharma, Inc. (a)(b)	1,295,635	31,548,712
Zogenix, Inc. (a)	600,000	15,048,000
		1,559,498,940
Professional Services - 0.3%
Research & Consulting Services - 0.3%
Clarivate Analytics PLC (a)	1,000,000	20,340,000
Software - 0.2%
Application Software - 0.2%
Benefitfocus, Inc. (a)(b)	344,526	4,299,684
Outset Medical, Inc. (a)(d)(e)	3,279,404	7,214,689
		11,514,373
TOTAL COMMON STOCKS
(Cost $4,780,746,397)		7,103,094,100

Preferred Stocks - 1.0%
Convertible Preferred Stocks - 0.6%
Biotechnology - 0.0%
Biotechnology - 0.0%
Generation Bio:
Series B (a)(d)(e)	130,800	830,580
Series C (d)(e)	124,500	696,129
		1,526,709
Pharmaceuticals - 0.3%
Pharmaceuticals - 0.3%
Harmony Biosciences II, Inc.:
Series A (a)(d)(e)	10,935,215	21,433,021
Series C (d)(e)	1,845,926	3,618,015
		25,051,036
Software - 0.3%
Application Software - 0.3%
Outset Medical, Inc.:
Series B (a)(d)(e)	8,159,125	16,155,068
Series E (d)(e)	840,909	1,850,000
		18,005,068

TOTAL CONVERTIBLE PREFERRED STOCKS		44,582,813

Nonconvertible Preferred Stocks - 0.4%
Health Care Providers & Services - 0.4%
Health Care Services - 0.4%
Oak Street Health LLC Series III-E (d)(e)(f)	185,552	28,999,922
TOTAL PREFERRED STOCKS
(Cost $58,615,509)		73,582,735

Money Market Funds - 1.6%
Fidelity Cash Central Fund 1.60% (g)	36,520,440	36,527,744
Fidelity Securities Lending Cash Central Fund 1.60% (g)(h)	77,920,647	77,928,440
TOTAL MONEY MARKET FUNDS
(Cost $114,453,801)		114,456,184
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $4,953,815,707)		7,291,133,019
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(70,946,186)
NET ASSETS - 100%		$7,220,186,833

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $30,430,122 or 0.4% of net assets.

 (d) Level 3 security

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $147,746,791 or 2.0% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Includes investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Alignment Healthcare Partners unit	2/28/20	$26,000,002
Generation Bio Series B	2/21/18	$1,196,258
Generation Bio Series C	1/9/20	$696,129
Harmony Biosciences II, Inc. Series A	9/22/17	$10,935,215
Harmony Biosciences II, Inc. Series C	8/9/19	$3,618,015
Oak Street Health LLC Series III-E	2/21/20	$28,999,922
Outset Medical, Inc.	1/27/20	$7,180,030
Outset Medical, Inc. Series B	5/5/15	$18,500,000
Outset Medical, Inc. Series E	1/27/20	$1,850,000
RPI International Holdings LP	5/21/15 - 3/23/16	$26,504,031

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$727,939
Fidelity Securities Lending Cash Central Fund	1,004,929
Total	$1,732,868

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$7,103,094,100	$5,619,276,197	$1,409,653,847	$74,164,056
Preferred Stocks	73,582,735	--	--	73,582,735
Money Market Funds	114,456,184	114,456,184	--	--
Total Investments in Securities:	$7,291,133,019	$5,733,732,381	$1,409,653,847	$147,746,791

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Common Stocks
Beginning Balance	$30,985,685
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	9,998,339
Cost of Purchases	33,180,032
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	30,985,685
Transfers out of Level 3	(30,985,685)
Ending Balance	$74,164,056
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2020	$9,998,339
Preferred Stocks
Beginning Balance	$119,050,694
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	8,099,632
Cost of Purchases	35,164,066
Proceeds of Sales	(7,180,030)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	(81,551,627)
Ending Balance	$73,582,735
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2020	$8,099,632

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	77.5%
Switzerland	7.1%
United Kingdom	5.3%
France	2.4%
Cayman Islands	2.0%
Denmark	1.5%
Netherlands	1.5%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $78,769,477) — See accompanying schedule: Unaffiliated issuers (cost $4,839,361,906)	$7,176,676,835
Fidelity Central Funds (cost $114,453,801)	114,456,184
Total Investment in Securities (cost $4,953,815,707)		$7,291,133,019
Cash		92,373
Receivable for investments sold		67,475,875
Receivable for fund shares sold		10,477,728
Dividends receivable		14,409,067
Distributions receivable from Fidelity Central Funds		92,717
Prepaid expenses		49,470
Other receivables		638,865
Total assets		7,384,369,114
Liabilities
Payable for investments purchased	$42,270,643
Payable for fund shares redeemed	38,742,758
Accrued management fee	3,537,570
Other affiliated payables	985,105
Other payables and accrued expenses	736,380
Collateral on securities loaned	77,909,825
Total liabilities		164,182,281
Net Assets		$7,220,186,833
Net Assets consist of:
Paid in capital		$4,729,250,670
Total accumulated earnings (loss)		2,490,936,163
Net Assets		$7,220,186,833
Net Asset Value, offering price and redemption price per share ($7,220,186,833 ÷ 272,153,217 shares)		$26.53

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$60,509,441
Income from Fidelity Central Funds (including $1,004,929 from security lending)		1,732,868
Total income		62,242,309
Expenses
Management fee	$38,700,659
Transfer agent fees	10,527,289
Accounting and security lending fees	1,177,377
Custodian fees and expenses	154,307
Independent trustees' fees and expenses	39,037
Registration fees	110,193
Audit	56,325
Legal	13,958
Interest	368
Miscellaneous	54,316
Total expenses before reductions	50,833,829
Expense reductions	(202,560)
Total expenses after reductions		50,631,269
Net investment income (loss)		11,611,040
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	363,923,016
Redemptions in-kind with affiliated entities	52,017,323
Fidelity Central Funds	(1,049)
Foreign currency transactions	128,850
Total net realized gain (loss)		416,068,140
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	215,864,014
Fidelity Central Funds	(312)
Assets and liabilities in foreign currencies	134,848
Total change in net unrealized appreciation (depreciation)		215,998,550
Net gain (loss)		632,066,690
Net increase (decrease) in net assets resulting from operations		$643,677,730

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,611,040	$7,100,479
Net realized gain (loss)	416,068,140	557,360,838
Change in net unrealized appreciation (depreciation)	215,998,550	276,169,757
Net increase (decrease) in net assets resulting from operations	643,677,730	840,631,074
Distributions to shareholders	(104,508,735)	(587,162,015)
Share transactions
Proceeds from sales of shares	845,022,583	1,445,029,108
Reinvestment of distributions	96,915,411	550,453,790
Cost of shares redeemed	(1,711,627,255)	(1,721,649,295)
Net increase (decrease) in net assets resulting from share transactions	(769,689,261)	273,833,603
Total increase (decrease) in net assets	(230,520,266)	527,302,662
Net Assets
Beginning of period	7,450,707,099	6,923,404,437
End of period	$7,220,186,833	$7,450,707,099
Other Information
Shares
Sold	32,388,556	58,505,582
Issued in reinvestment of distributions	3,395,775	24,271,579
Redeemed	(67,969,335)	(72,356,020)
Net increase (decrease)	(32,185,004)	10,421,141

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Health Care Portfolio

Years ended February 28,	2020 A	2019 B	2018 B	2017 B	2016 A,B
Selected Per–Share Data
Net asset value, beginning of period	$24.48	$23.56	$20.89	$18.05	$23.64
Income from Investment Operations
Net investment income (loss)C	.04	.02	.05	.02	(.01)
Net realized and unrealized gain (loss)	2.40	2.90	3.17	2.93	(3.16)
Total from investment operations	2.44	2.92	3.22	2.95	(3.17)
Distributions from net investment income	(.03)	(.03)	(.04)	(.02)	–
Distributions from net realized gain	(.36)	(1.97)	(.51)	(.09)	(2.42)
Total distributions	(.39)	(2.00)	(.55)	(.11)	(2.42)
Redemption fees added to paid in capitalC	–	–	–	–D	–D
Net asset value, end of period	$26.53	$24.48	$23.56	$20.89	$18.05
Total ReturnE	9.84%	13.30%	15.49%	16.43%	(14.90)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.70%	.71%	.73%	.74%	.73%
Expenses net of fee waivers, if any	.70%	.71%	.73%	.73%	.73%
Expenses net of all reductions	.70%	.71%	.72%	.73%	.72%
Net investment income (loss)	.16%	.10%	.23%	.12%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$7,220,187	$7,450,707	$6,923,404	$6,628,882	$7,439,085
Portfolio turnover rateH	36%I	60%I	75%	49%I	76%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Health Care Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Health Care Services Portfolio	6.39%	8.89%	14.02%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Services Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$37,121	Health Care Services Portfolio
$32,918	S&P 500® Index

Health Care Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Justin Segalini:  For the fiscal year, the fund returned 6.39%, ahead of the 3.12% result of the MSCI U.S. IMI Health Care Providers & Services 25/50 Index, but lagging the S&P 500® index. The MSCI industry index generally benefited from solid earnings the past 12 months. However, the industry underperformed the broader U.S. equity market, largely because progressive calls for a “Medicare-for-all” government-sponsored health plan created volatility in the managed care subindustry. Favorable security selection drove the fund’s outperformance of the MSCI index, particularly in the managed care and health care services subindustries. Among individual stocks, a non-index stake in eHealth helped relative performance the most. The company’s online marketplace provides plans related to Medicare, and also sells and helps consumers compare various private insurance options through providers such as Humana and UnitedHealth Group. Strong revenue from eHealth’s Medicare segment boosted our holdings in the stock to a roughly 116% gain this period. The fund's significant underexposure to managed care insurer and major index component Anthem (-14%) was the fund’s second-largest relative contributor. Anthem shares fell on concerns over medical costs for the company. Conversely, our stock choices in health care facilities hurt, including Universal Health Services (-10%), owner of the nation’s largest psychiatric hospital chain. Underweighting health care distributor McKesson also hurt (+11%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Health Care Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
UnitedHealth Group, Inc.	24.2
Cigna Corp.	10.5
Humana, Inc.	8.2
Centene Corp.	8.1
HCA Holdings, Inc.	4.9
AmerisourceBergen Corp.	4.7
Anthem, Inc.	4.5
Molina Healthcare, Inc.	3.9
CVS Health Corp.	3.4
Chemed Corp.	3.4
75.8

Top Industries (% of fund's net assets)

As of February 29, 2020
Health Care Providers & Services	96.7%
Diversified Consumer Services	1.3%
Insurance	1.3%
Health Care Technology	0.4%
All Others*	0.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Health Care Services Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Diversified Consumer Services - 1.3%
Specialized Consumer Services - 1.3%
Service Corp. International	260,700	$12,458,853
Health Care Providers & Services - 96.5%
Health Care Distributors & Services - 6.9%
AmerisourceBergen Corp.	558,800	47,118,016
McKesson Corp.	160,600	22,461,516
		69,579,532
Health Care Facilities - 11.2%
Brookdale Senior Living, Inc. (a)	1,489,200	9,784,044
HCA Holdings, Inc.	385,100	48,911,551
Surgery Partners, Inc. (a)(b)	947,000	15,549,740
U.S. Physical Therapy, Inc.	85,200	8,879,544
Universal Health Services, Inc. Class B	234,400	29,004,656
		112,129,535
Health Care Services - 27.0%
1Life Healthcare, Inc.	810,794	15,776,430
Alignment Healthcare Partners unit (c)(d)	181,539	2,200,001
Amedisys, Inc. (a)	141,800	24,674,618
Andlauer Healthcare Group, Inc. (a)	45,700	803,176
Chemed Corp.	81,000	33,827,220
Cigna Corp. (b)	577,672	105,679,316
CVS Health Corp.	583,700	34,543,366
LHC Group, Inc. (a)	267,744	32,520,186
Quest Diagnostics, Inc.	197,100	20,904,426
		270,928,739
Managed Health Care - 51.4%
Anthem, Inc.	173,902	44,708,465
Centene Corp. (a)	1,540,050	81,653,451
HealthEquity, Inc. (a)	352,100	24,995,579
Humana, Inc.	256,600	82,029,888
Molina Healthcare, Inc. (a)	322,000	39,461,100
UnitedHealth Group, Inc.	951,550	242,607,188
		515,455,671

TOTAL HEALTH CARE PROVIDERS & SERVICES		968,093,477

Health Care Technology - 0.4%
Health Care Technology - 0.4%
Teladoc Health, Inc. (a)(b)	34,729	4,339,736
Insurance - 1.3%
Insurance Brokers - 1.3%
eHealth, Inc. (a)(b)	111,500	13,084,525
TOTAL COMMON STOCKS
(Cost $613,999,988)		997,976,591

Nonconvertible Preferred Stocks - 0.2%
Health Care Providers & Services - 0.2%
Health Care Services - 0.2%
Oak Street Health LLC Series III-E (c)(d)(e)
(Cost $2,199,938)	14,076	2,199,938

Money Market Funds - 1.1%
Fidelity Cash Central Fund 1.60% (f)	3,534,522	3,535,229
Fidelity Securities Lending Cash Central Fund 1.60% (f)(g)	7,248,071	7,248,796
TOTAL MONEY MARKET FUNDS
(Cost $10,784,025)		10,784,025
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $626,983,951)		1,010,960,554
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(7,754,523)
NET ASSETS - 100%		$1,003,206,031

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,399,939 or 0.4% of net assets.

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Includes investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Alignment Healthcare Partners unit	2/28/20	$2,200,001
Oak Street Health LLC Series III-E	2/21/20	$2,199,938

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$155,852
Fidelity Securities Lending Cash Central Fund	25,459
Total	$181,311

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$997,976,591	$980,000,160	$15,776,430	$2,200,001
Nonconvertible Preferred Stocks	2,199,938	--	--	2,199,938
Money Market Funds	10,784,025	10,784,025	--	--
Total Investments in Securities:	$1,010,960,554	$990,784,185	$15,776,430	$4,399,939

See accompanying notes which are an integral part of the financial statements.

Health Care Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $6,670,739) — See accompanying schedule: Unaffiliated issuers (cost $616,199,926)	$1,000,176,529
Fidelity Central Funds (cost $10,784,025)	10,784,025
Total Investment in Securities (cost $626,983,951)		$1,010,960,554
Receivable for investments sold		15,867,276
Receivable for fund shares sold		1,037,052
Dividends receivable		545,541
Distributions receivable from Fidelity Central Funds		9,918
Prepaid expenses		6,141
Other receivables		74,777
Total assets		1,028,501,259
Liabilities
Payable for investments purchased	$9,636,784
Payable for fund shares redeemed	7,618,303
Accrued management fee	508,773
Other affiliated payables	179,426
Other payables and accrued expenses	104,233
Collateral on securities loaned	7,247,709
Total liabilities		25,295,228
Net Assets		$1,003,206,031
Net Assets consist of:
Paid in capital		$682,996,428
Total accumulated earnings (loss)		320,209,603
Net Assets		$1,003,206,031
Net Asset Value, offering price and redemption price per share ($1,003,206,031 ÷ 10,591,779 shares)		$94.72

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$10,637,594
Income from Fidelity Central Funds (including $25,459 from security lending)		181,311
Total income		10,818,905
Expenses
Management fee	$5,817,639
Transfer agent fees	1,851,140
Accounting and security lending fees	356,897
Custodian fees and expenses	16,063
Independent trustees' fees and expenses	6,119
Registration fees	50,733
Audit	39,143
Legal	1,944
Interest	1,579
Miscellaneous	7,850
Total expenses before reductions	8,149,107
Expense reductions	(36,426)
Total expenses after reductions		8,112,681
Net investment income (loss)		2,706,224
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(27,530,567)
Fidelity Central Funds	183
Foreign currency transactions	8,443
Total net realized gain (loss)		(27,521,941)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	75,937,974
Assets and liabilities in foreign currencies	(200)
Total change in net unrealized appreciation (depreciation)		75,937,774
Net gain (loss)		48,415,833
Net increase (decrease) in net assets resulting from operations		$51,122,057

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,706,224	$1,468,668
Net realized gain (loss)	(27,521,941)	62,070,916
Change in net unrealized appreciation (depreciation)	75,937,774	(28,936,165)
Net increase (decrease) in net assets resulting from operations	51,122,057	34,603,419
Distributions to shareholders	(3,201,281)	(130,842,102)
Share transactions
Proceeds from sales of shares	234,226,310	924,676,252
Reinvestment of distributions	3,008,611	124,342,856
Cost of shares redeemed	(625,019,620)	(439,402,544)
Net increase (decrease) in net assets resulting from share transactions	(387,784,699)	609,616,564
Total increase (decrease) in net assets	(339,863,923)	513,377,881
Net Assets
Beginning of period	1,343,069,954	829,692,073
End of period	$1,003,206,031	$1,343,069,954
Other Information
Shares
Sold	2,483,026	9,355,084
Issued in reinvestment of distributions	28,799	1,381,139
Redeemed	(6,963,847)	(4,690,557)
Net increase (decrease)	(4,452,022)	6,045,666

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Health Care Services Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$89.28	$92.21	$89.93	$78.59	$87.26
Income from Investment Operations
Net investment income (loss)B	.23	.13	.11	.12	(.03)
Net realized and unrealized gain (loss)	5.50	8.27	14.23	15.03	(5.21)
Total from investment operations	5.73	8.40	14.34	15.15	(5.24)
Distributions from net investment income	(.29)	(.10)	(.10)	(.13)	(.02)
Distributions from net realized gain	–	(11.23)	(11.96)	(3.68)	(3.41)
Total distributions	(.29)	(11.33)	(12.06)	(3.81)	(3.43)
Redemption fees added to paid in capitalB	–	–	–C	–C	–C
Net asset value, end of period	$94.72	$89.28	$92.21	$89.93	$78.59
Total ReturnD	6.39%	9.61%	17.03%	19.71%	(6.30)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.75%	.76%	.77%	.78%	.77%
Expenses net of fee waivers, if any	.75%	.76%	.77%	.78%	.77%
Expenses net of all reductions	.75%	.76%	.76%	.78%	.77%
Net investment income (loss)	.25%	.14%	.12%	.15%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,003,206	$1,343,070	$829,692	$760,108	$837,518
Portfolio turnover rateG	37%	60%	65%	26%	39%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Medical Technology and Devices Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Medical Technology and Devices Portfolio	7.46%	13.80%	16.23%

 Prior to January 1, 2018, the fund was named Medical Equipment and Systems Portfolio, and the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Medical Technology and Devices Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$45,014	Medical Technology and Devices Portfolio
$32,918	S&P 500® Index

Medical Technology and Devices Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Eddie Yoon:  For the fiscal year, the fund gained 7.46%, ahead of the 6.37% advance of the MSCI U.S. IMI Custom Health Care Technology and Equipment 25/50 Linked Index, which trailed the broad-market S&P 500® index. Health care equipment (+7%) and health care technology (+20%) companies gained this period amid solid employment data and health care utilization trends globally. Strong demand for products and services continued on the back of secular trends, including an aging population. The industry overall lagged the broader equity market, however, dragged down by the underperformance of the life sciences & tools and health care supplies components of the MSCI industry index, which each gained about 2%. Versus the sector index, strong security selection significantly contributed to the fund’s performance. Insulet (+102%), a leader in insulin infusion pumps for diabetics, was the fund’s top individual relative contributor. The stock benefited from rapid adoption of Insulet’s tubeless Omnipod patch pumps, which are more convenient and lower profile than traditional insulin pumps. It also helped to avoid index component Illumina (15%), a company that engages in genetics sequencing and analysis. Conversely, the fund's large, long-time position in medical device maker Boston Scientific was the fund’s biggest detractor this period. Shares of Boston Scientific returned about -7%, struggling in January after the firm reported a fourth-quarter sales outlook that came in below analysts’ consensus expectations. An out-of-index position in Benefitfocus (-74%), a provider of cloud-based benefits software solutions, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 29, 2019, the fund closed to new accounts.

Medical Technology and Devices Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Boston Scientific Corp.	10.5
Thermo Fisher Scientific, Inc.	8.8
Becton, Dickinson & Co.	7.7
Intuitive Surgical, Inc.	7.1
Stryker Corp.	6.0
Danaher Corp.	5.0
Insulet Corp.	3.8
Masimo Corp.	3.6
Hologic, Inc.	3.1
Abbott Laboratories	3.0
58.6

Top Industries (% of fund's net assets)

As of February 29, 2020
Health Care Equipment & Supplies	75.0%
Life Sciences Tools & Services	14.4%
Health Care Providers & Services	6.3%
Health Care Technology	1.3%
Biotechnology	1.1%
All Others*	1.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Medical Technology and Devices Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
Biotechnology - 0.9%
Biotechnology - 0.9%
Calyxt, Inc. (a)(b)	800,000	$5,048,000
Natera, Inc. (a)	900,000	34,114,500
Twist Bioscience Corp. (a)	500,000	15,310,000
		54,472,500
Health Care Equipment & Supplies - 75.0%
Health Care Equipment - 71.5%
Abbott Laboratories	2,380,000	183,331,400
Ambu A/S Series B (b)	1,500,000	34,161,472
Atricure, Inc. (a)	1,600,000	61,472,000
Axonics Modulation Technologies, Inc. (a)(b)	191,256	6,779,069
Becton, Dickinson & Co.	1,950,000	463,749,000
Boston Scientific Corp. (a)	17,000,000	635,630,000
Danaher Corp.	2,100,000	303,618,000
DexCom, Inc. (a)	585,000	161,460,000
Edwards Lifesciences Corp. (a)	280,000	57,355,200
Fisher & Paykel Healthcare Corp.	5,000,000	80,568,945
Genmark Diagnostics, Inc. (a)	2,250,700	7,854,943
Hologic, Inc. (a)	4,000,000	188,480,000
IDEXX Laboratories, Inc. (a)	90,000	22,905,900
Insulet Corp. (a)	1,216,300	231,060,511
Intuitive Surgical, Inc. (a)	800,000	427,168,000
Masimo Corp. (a)	1,350,000	220,495,500
Medtronic PLC	1,670,000	168,118,900
Nevro Corp. (a)	300,000	39,045,000
Penumbra, Inc. (a)(b)	1,056,500	175,231,090
ResMed, Inc.	800,000	127,168,000
Shockwave Medical, Inc. (a)(b)	643,965	25,848,755
Smith & Nephew PLC sponsored ADR (b)	1,000,000	45,080,000
STERIS PLC	128,000	20,303,360
Stryker Corp.	1,900,000	362,121,000
Tandem Diabetes Care, Inc. (a)	1,600,000	119,456,000
Teleflex, Inc. (b)	54,000	18,091,080
Varian Medical Systems, Inc. (a)	1,020,000	125,429,400
ViewRay, Inc. (a)(b)	5,800,000	16,646,000
		4,328,628,525
Health Care Supplies - 3.5%
Align Technology, Inc. (a)	425,000	92,798,750
Haemonetics Corp. (a)	180,000	19,499,400
Nanosonics Ltd. (a)(c)	21,300,000	92,968,430
Quotient Ltd. (a)(b)	1,345,675	8,181,704
		213,448,284

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		4,542,076,809

Health Care Providers & Services - 6.3%
Health Care Services - 2.2%
1Life Healthcare, Inc.	1,061,584	20,656,301
Cigna Corp.	630,000	115,252,200
		135,908,501
Managed Health Care - 4.1%
Centene Corp. (a)	1,330,000	70,516,600
HealthEquity, Inc. (a)(b)	700,000	49,693,000
Humana, Inc.	160,000	51,148,800
UnitedHealth Group, Inc.	300,000	76,488,000
		247,846,400

TOTAL HEALTH CARE PROVIDERS & SERVICES		383,754,901

Health Care Technology - 1.3%
Health Care Technology - 1.3%
Castlight Health, Inc. (a)	983,300	891,165
Castlight Health, Inc. Class B (a)	5,000,000	4,531,500
Health Catalyst, Inc. (b)	170,000	5,164,600
Veeva Systems, Inc. Class A (a)	500,000	70,985,000
		81,572,265
Insurance - 0.6%
Insurance Brokers - 0.6%
eHealth, Inc. (a)	300,000	35,205,000
Life Sciences Tools & Services - 14.4%
Life Sciences Tools & Services - 14.4%
10X Genomics, Inc. (a)(b)	63,433	5,055,610
10X Genomics, Inc.	392,772	30,990,889
Avantor, Inc.	2,000,000	31,500,000
Bruker Corp.	3,416,000	148,800,960
Lonza Group AG	300,000	119,711,331
Thermo Fisher Scientific, Inc.	1,840,000	535,072,000
		871,130,790
Pharmaceuticals - 0.2%
Pharmaceuticals - 0.2%
Intersect ENT, Inc. (a)	600,000	14,316,000
Professional Services - 0.4%
Research & Consulting Services - 0.4%
Clarivate Analytics PLC (a)	1,180,000	24,001,200
Software - 0.1%
Application Software - 0.1%
Benefitfocus, Inc. (a)(b)	233,187	2,910,174
Outset Medical, Inc. (a)(d)(e)	1,486,367	3,270,007
		6,180,181
TOTAL COMMON STOCKS
(Cost $4,065,634,139)		6,012,709,646

Convertible Preferred Stocks - 0.4%
Biotechnology - 0.2%
Biotechnology - 0.2%
Element Biosciences, Inc. Series B (d)(e)	2,385,223	12,500,000
Software - 0.2%
Application Software - 0.2%
Outset Medical, Inc.:
Series B (a)(d)(e)	3,307,754	6,549,353
Series D (a)(d)(e)	1,607,717	4,662,379
Series E (d)(e)	1,363,636	2,999,999
		14,211,731
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $24,735,479)		26,711,731

Money Market Funds - 2.6%
Fidelity Cash Central Fund 1.60% (f)	13,747,971	13,750,721
Fidelity Securities Lending Cash Central Fund 1.60% (f)(g)	141,269,273	141,283,400
TOTAL MONEY MARKET FUNDS
(Cost $155,034,121)		155,034,121
TOTAL INVESTMENT IN SECURITIES - 102.2%
(Cost $4,245,403,739)		6,194,455,498
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(135,689,921)
NET ASSETS - 100%		$6,058,765,577

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Level 3 security

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $29,981,738 or 0.5% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Element Biosciences, Inc. Series B	12/13/19	$12,500,000
Outset Medical, Inc.	1/27/20	$3,264,521
Outset Medical, Inc. Series B	5/5/15 - 6/5/15	$7,500,001
Outset Medical, Inc. Series D	8/20/18	$5,000,000
Outset Medical, Inc. Series E	1/27/20	$2,999,999

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,117,332
Fidelity Securities Lending Cash Central Fund	1,424,342
Total	$2,541,674

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Atricure, Inc.	$66,435,200	$6,262,251	$25,658,438	$--	$8,705,978	$5,727,009	$--
HTG Molecular Diagnostics	6,580,684	--	1,613,021	--	(12,802,027)	7,834,364	--
Nanosonics Ltd.	57,698,529	8,943,165	2,325,708	--	926,625	27,725,819	92,968,430
Polarityte, Inc.	14,532,000	--	5,341,535	--	(15,579,821)	6,389,356	--
Total	$145,246,413	$15,205,416	$34,938,702	$--	$(18,749,245)	$47,676,548	$92,968,430

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$6,012,709,646	$5,803,919,646	$205,519,993	$3,270,007
Convertible Preferred Stocks	26,711,731	--	--	26,711,731
Money Market Funds	155,034,121	155,034,121	--	--
Total Investments in Securities:	$6,194,455,498	$5,958,953,767	$205,519,993	$29,981,738

See accompanying notes which are an integral part of the financial statements.

Medical Technology and Devices Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $133,888,035) — See accompanying schedule: Unaffiliated issuers (cost $4,040,444,108)	$5,946,452,947
Fidelity Central Funds (cost $155,034,121)	155,034,121
Other affiliated issuers (cost $49,925,510)	92,968,430
Total Investment in Securities (cost $4,245,403,739)		$6,194,455,498
Cash		18,360
Receivable for investments sold		78,736,383
Receivable for fund shares sold		4,967,429
Dividends receivable		398,215
Distributions receivable from Fidelity Central Funds		69,106
Prepaid expenses		31,222
Other receivables		216,970
Total assets		6,278,893,183
Liabilities
Payable to custodian bank	$329
Payable for investments purchased	21,234,334
Payable for fund shares redeemed	53,418,511
Accrued management fee	3,024,013
Other affiliated payables	911,895
Other payables and accrued expenses	279,776
Collateral on securities loaned	141,258,748
Total liabilities		220,127,606
Net Assets		$6,058,765,577
Net Assets consist of:
Paid in capital		$3,990,908,810
Total accumulated earnings (loss)		2,067,856,767
Net Assets		$6,058,765,577
Net Asset Value, offering price and redemption price per share ($6,058,765,577 ÷ 108,433,973 shares)		$55.88

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$34,609,408
Income from Fidelity Central Funds (including $1,424,342 from security lending)		2,541,674
Total income		37,151,082
Expenses
Management fee	$35,243,333
Transfer agent fees	10,317,476
Accounting and security lending fees	1,152,513
Custodian fees and expenses	66,049
Independent trustees' fees and expenses	35,598
Registration fees	125,973
Audit	42,585
Legal	11,822
Interest	377
Miscellaneous	43,521
Total expenses before reductions	47,039,247
Expense reductions	(159,264)
Total expenses after reductions		46,879,983
Net investment income (loss)		(9,728,901)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	295,651,612
Fidelity Central Funds	13,703
Other affiliated issuers	(18,749,245)
Foreign currency transactions	7,850
Total net realized gain (loss)		276,923,920
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	148,929,634
Fidelity Central Funds	(2,320)
Other affiliated issuers	47,676,548
Assets and liabilities in foreign currencies	1,056
Total change in net unrealized appreciation (depreciation)		196,604,918
Net gain (loss)		473,528,838
Net increase (decrease) in net assets resulting from operations		$463,799,937

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(9,728,901)	$(3,877,280)
Net realized gain (loss)	276,923,920	196,864,394
Change in net unrealized appreciation (depreciation)	196,604,918	844,785,779
Net increase (decrease) in net assets resulting from operations	463,799,937	1,037,772,893
Distributions to shareholders	(118,431,567)	(356,492,522)
Share transactions
Proceeds from sales of shares	705,581,911	3,069,361,368
Reinvestment of distributions	111,785,832	339,089,973
Cost of shares redeemed	(1,891,615,421)	(1,366,012,756)
Net increase (decrease) in net assets resulting from share transactions	(1,074,247,678)	2,042,438,585
Total increase (decrease) in net assets	(728,879,308)	2,723,718,956
Net Assets
Beginning of period	6,787,644,885	4,063,925,929
End of period	$6,058,765,577	$6,787,644,885
Other Information
Shares
Sold	12,747,720	60,281,432
Issued in reinvestment of distributions	1,859,380	7,362,903
Redeemed	(34,440,758)	(27,541,203)
Net increase (decrease)	(19,833,658)	40,103,132

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Medical Technology and Devices Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$52.92	$46.09	$41.48	$33.75	$41.90
Income from Investment Operations
Net investment income (loss)B	(.08)	(.04)	.05	.01	(.03)
Net realized and unrealized gain (loss)	4.10	10.40	7.31	9.87	(2.25)
Total from investment operations	4.02	10.36	7.36	9.88	(2.28)
Distributions from net investment income	–	–	(.08)	–	(.01)
Distributions from net realized gain	(1.06)	(3.53)	(2.67)	(2.15)	(5.86)
Total distributions	(1.06)	(3.53)	(2.75)	(2.15)	(5.87)
Redemption fees added to paid in capitalB	–	–	–	–C	–C
Net asset value, end of period	$55.88	$52.92	$46.09	$41.48	$33.75
Total ReturnD	7.46%	23.85%	18.01%	30.13%	(6.63)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.71%	.73%	.76%	.76%	.76%
Expenses net of fee waivers, if any	.71%	.73%	.76%	.76%	.76%
Expenses net of all reductions	.71%	.73%	.75%	.76%	.75%
Net investment income (loss)	(.15)%	(.07)%	.11%	.01%	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$6,058,766	$6,787,645	$4,063,926	$3,134,376	$1,915,772
Portfolio turnover rateG	35%	43%	77%	55%	46%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Pharmaceuticals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Pharmaceuticals Portfolio	12.06%	3.80%	13.10%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Pharmaceuticals Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$34,255	Pharmaceuticals Portfolio
$32,918	S&P 500® Index

Pharmaceuticals Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Karim Suwwan de Felipe:  For the fiscal year, the fund gained 12.06%, significantly outpacing the -1.45% return of the MSCI U.S. North America IMI + ADR Custom Pharmaceuticals 25/50 Linked Index, and ahead of the broad-market S&P 500® index. Favorable stock selection was the primary driver of the fund’s outperformance of the industry index the past 12 months, due largely to my focus on the stocks of companies with innovative drug therapies. Overall, pharma stocks generally were pressured by increased uncertainty about the industry’s business climate given a “Medicare-for-all” government-sponsored health plan proposed by some presidential candidates ahead of the U.S. elections in November. Versus the MSCI index, underexposure to index component and industry giant Pfizer (-20%) was the fund’s top contributor. Pfizer’s Upjohn unit – which includes a portfolio of established, off-patent drugs and is expected to merge with Mylan sometime this year – was hit hard by declining sales in China, as the country continued to incentivize generics in direct competition with Pfizer’s branded drugs. We eliminated our position in Pfizer by period end. Another contributor was Roche Holding (+19%), which was not a part of the MSCI index. The firm reported strong quarterly financial results this period and launched of a slew of innovative drugs for oncology, multiple sclerosis and other indications, making up for eroding legacy products facing biosimilar competition. Conversely, underweighted exposure to large-cap pharma firm Novo Nordisk (+22%) was the fund’s largest relative detractor, as the company’s new class of diabetes drugs outpaced the decline in its insulin business. A small out-of-index position in InflaRx (-91%) also held back the fund’s relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Pharmaceuticals Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
AstraZeneca PLC sponsored ADR	10.5
Johnson & Johnson	8.7
Sanofi SA sponsored ADR	8.5
Bristol-Myers Squibb Co.	8.4
Roche Holding AG (participation certificate)	7.5
Eli Lilly & Co.	5.4
Merck & Co., Inc.	4.9
Novartis AG sponsored ADR	4.7
Zoetis, Inc. Class A	4.6
Amgen, Inc.	2.6
65.8

Top Industries (% of fund's net assets)

As of February 29, 2020
Pharmaceuticals	80.8%
Biotechnology	16.1%
Health Care Equipment & Supplies	0.9%
Life Sciences Tools & Services	0.8%
All Others*	1.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Pharmaceuticals Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Biotechnology - 16.1%
Biotechnology - 16.1%
Acceleron Pharma, Inc. (a)	84,600	$7,269,678
Amgen, Inc.	101,200	20,212,676
Argenx SE (a)	25,200	3,532,194
Argenx SE ADR (a)	1,600	226,208
Ascendis Pharma A/S sponsored ADR (a)	51,300	6,688,494
Athenex, Inc. (a)(b)	166,800	2,038,296
BioNTech AG	96,948	3,232,731
Black Diamond Therapeutics, Inc. (a)	4,400	118,756
Blueprint Medicines Corp. (a)	34,700	1,878,311
Cytokinetics, Inc. (a)	59,700	832,218
Forty Seven, Inc. (a)	48,600	2,818,800
Galapagos Genomics NV sponsored ADR (a)(b)	17,000	3,593,120
Global Blood Therapeutics, Inc. (a)	236,900	15,152,124
Innovent Biolgics, Inc. (a)(c)	920,000	4,201,668
Kalvista Pharmaceuticals, Inc. (a)	99,000	1,331,550
Leap Therapeutics, Inc. (a)(b)	254,900	614,309
Leap Therapeutics, Inc. warrants 1/31/26 (a)	606,000	776,098
Magenta Therapeutics, Inc. (a)(b)	97,400	1,145,424
Mirati Therapeutics, Inc. (a)	37,100	3,320,079
Moderna, Inc. (a)(b)	71,200	1,846,216
Momenta Pharmaceuticals, Inc. (a)	113,372	3,207,294
Olivo Labs (a)(d)(e)	6,851	0
PTC Therapeutics, Inc. (a)	230,200	12,624,168
Sarepta Therapeutics, Inc. (a)	49,841	5,705,299
Seattle Genetics, Inc. (a)	56,100	6,387,546
uniQure B.V. (a)	48,900	2,516,394
Vertex Pharmaceuticals, Inc. (a)	43,900	9,834,917
Xencor, Inc. (a)	49,568	1,610,464
		122,715,032
Health Care Equipment & Supplies - 0.9%
Health Care Equipment - 0.9%
Boston Scientific Corp. (a)	178,500	6,674,115
Life Sciences Tools & Services - 0.8%
Life Sciences Tools & Services - 0.8%
10X Genomics, Inc. (a)(b)	10,109	805,687
Bruker Corp.	131,700	5,736,852
		6,542,539
Personal Products - 0.0%
Personal Products - 0.0%
MYOS Corp. (a)	40,000	46,800
Pharmaceuticals - 80.5%
Pharmaceuticals - 80.5%
Allergan PLC	93,038	17,739,555
Arvinas Holding Co. LLC (a)	98,000	4,618,740
Astellas Pharma, Inc.	710,800	11,196,451
AstraZeneca PLC sponsored ADR	1,837,600	80,486,880
Axsome Therapeutics, Inc. (a)(b)	43,400	3,385,200
Bausch Health Cos., Inc. (Canada) (a)	76,600	1,697,213
Bristol-Myers Squibb Co.	1,081,280	63,860,397
Catalent, Inc. (a)	75,400	3,885,362
Cronos Group, Inc. (a)(b)	273,500	1,587,309
Elanco Animal Health, Inc. (a)	235,400	6,449,960
Eli Lilly & Co.	328,061	41,378,334
GlaxoSmithKline PLC sponsored ADR	289,000	11,713,170
Horizon Pharma PLC (a)	372,400	12,743,528
Johnson & Johnson	494,450	66,493,636
Merck & Co., Inc.	493,036	37,746,836
MyoKardia, Inc. (a)	55,100	3,492,789
Nektar Therapeutics (a)(b)	368,233	7,662,929
Novartis AG sponsored ADR	429,248	36,039,662
Novo Nordisk A/S Series B sponsored ADR	78,200	4,545,766
Perrigo Co. PLC	208,500	10,568,865
Reata Pharmaceuticals, Inc. (a)	63,100	12,288,725
Richter Gedeon PLC	157,700	3,199,678
Roche Holding AG (participation certificate)	178,926	57,530,750
Sanofi SA sponsored ADR (b)	1,397,222	64,621,518
Takeda Pharmaceutical Co. Ltd. ADR	317,700	5,496,210
Theravance Biopharma, Inc. (a)	35,597	866,787
UCB SA	87,800	8,129,047
Zoetis, Inc. Class A	264,900	35,292,627
Zogenix, Inc. (a)	31,800	797,544
		615,515,468
TOTAL COMMON STOCKS
(Cost $571,205,303)		751,493,954

Convertible Preferred Stocks - 0.3%
Biotechnology - 0.0%
Biotechnology - 0.0%
Generation Bio Series C (d)(e)	13,200	73,806
Pharmaceuticals - 0.3%
Pharmaceuticals - 0.3%
Castle Creek Pharmaceutical Holdings, Inc. Series C (d)(e)	200	82,370
Harmony Biosciences II, Inc. Series C (d)(e)	1,020,408	2,000,000
		2,082,370
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $2,156,176)		2,156,176

Money Market Funds - 5.3%
Fidelity Cash Central Fund 1.60% (f)	8,262,236	8,263,888
Fidelity Securities Lending Cash Central Fund 1.60% (f)(g)	32,215,445	32,218,667
TOTAL MONEY MARKET FUNDS
(Cost $40,482,555)		40,482,555
TOTAL INVESTMENT IN SECURITIES - 103.9%
(Cost $613,844,034)		794,132,685
NET OTHER ASSETS (LIABILITIES) - (3.9)%		(29,848,132)
NET ASSETS - 100%		$764,284,553

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,201,668 or 0.5% of net assets.

 (d) Level 3 security

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,156,176 or 0.3% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Castle Creek Pharmaceutical Holdings, Inc. Series C	12/9/19	$82,370
Generation Bio Series C	1/9/20	$73,806
Harmony Biosciences II, Inc. Series C	8/9/19	$2,000,000
Olivo Labs	2/8/17	$8,290

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$73,810
Fidelity Securities Lending Cash Central Fund	472,224
Total	$546,034

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$751,493,954	$678,293,134	$73,200,820	$--
Convertible Preferred Stocks	2,156,176	--	--	2,156,176
Money Market Funds	40,482,555	40,482,555	--	--
Total Investments in Securities:	$794,132,685	$718,775,689	$73,200,820	$2,156,176

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	53.9%
Switzerland	12.2%
United Kingdom	12.0%
France	8.5%
Ireland	5.4%
Japan	2.2%
Belgium	1.6%
Denmark	1.5%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Pharmaceuticals Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $30,922,872) — See accompanying schedule: Unaffiliated issuers (cost $573,361,479)	$753,650,130
Fidelity Central Funds (cost $40,482,555)	40,482,555
Total Investment in Securities (cost $613,844,034)		$794,132,685
Receivable for investments sold		5,046,950
Receivable for fund shares sold		2,194,419
Dividends receivable		3,986,932
Distributions receivable from Fidelity Central Funds		30,434
Prepaid expenses		5,274
Other receivables		124,406
Total assets		805,521,100
Liabilities
Payable for investments purchased	$4,307,811
Payable for fund shares redeemed	4,041,533
Accrued management fee	371,468
Other affiliated payables	144,173
Other payables and accrued expenses	162,045
Collateral on securities loaned	32,209,517
Total liabilities		41,236,547
Net Assets		$764,284,553
Net Assets consist of:
Paid in capital		$563,643,110
Total accumulated earnings (loss)		200,641,443
Net Assets		$764,284,553
Net Asset Value, offering price and redemption price per share ($764,284,553 ÷ 35,204,214 shares)		$21.71

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$15,200,263
Income from Fidelity Central Funds (including $472,224 from security lending)		546,034
Total income		15,746,297
Expenses
Management fee	$3,955,506
Transfer agent fees	1,407,362
Accounting and security lending fees	261,268
Custodian fees and expenses	20,250
Independent trustees' fees and expenses	3,957
Registration fees	40,051
Audit	42,912
Legal	3,837
Interest	1,824
Miscellaneous	5,732
Total expenses before reductions	5,742,699
Expense reductions	(25,007)
Total expenses after reductions		5,717,692
Net investment income (loss)		10,028,605
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	65,415,736
Fidelity Central Funds	609
Foreign currency transactions	33,803
Total net realized gain (loss)		65,450,148
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	5,278,667
Assets and liabilities in foreign currencies	22,490
Total change in net unrealized appreciation (depreciation)		5,301,157
Net gain (loss)		70,751,305
Net increase (decrease) in net assets resulting from operations		$80,779,910

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,028,605	$10,939,589
Net realized gain (loss)	65,450,148	48,998,628
Change in net unrealized appreciation (depreciation)	5,301,157	37,013,441
Net increase (decrease) in net assets resulting from operations	80,779,910	96,951,658
Distributions to shareholders	(66,086,434)	(14,056,846)
Share transactions
Proceeds from sales of shares	129,274,481	102,161,790
Reinvestment of distributions	62,770,076	13,373,472
Cost of shares redeemed	(190,057,404)	(195,388,778)
Net increase (decrease) in net assets resulting from share transactions	1,987,153	(79,853,516)
Total increase (decrease) in net assets	16,680,629	3,041,296
Net Assets
Beginning of period	747,603,924	744,562,628
End of period	$764,284,553	$747,603,924
Other Information
Shares
Sold	5,749,544	5,084,653
Issued in reinvestment of distributions	2,784,673	688,424
Redeemed	(8,808,887)	(9,855,467)
Net increase (decrease)	(274,670)	(4,082,390)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Pharmaceuticals Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$21.07	$18.82	$18.11	$18.20	$23.08
Income from Investment Operations
Net investment income (loss)B	.29	.29	.27	.22	.24
Net realized and unrealized gain (loss)	2.29	2.34	.74	(.13)	(2.52)
Total from investment operations	2.58	2.63	1.01	.09	(2.28)
Distributions from net investment income	(.31)	(.28)	(.25)	(.18)	(.17)
Distributions from net realized gain	(1.64)	(.10)	(.05)	–	(2.43)
Total distributions	(1.94)C	(.38)	(.30)	(.18)	(2.60)
Redemption fees added to paid in capitalB	–	–	–	–D	–D
Net asset value, end of period	$21.71	$21.07	$18.82	$18.11	$18.20
Total ReturnE	12.06%	14.15%	5.61%	.57%	(11.33)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.80%	.81%	.80%	.78%
Expenses net of fee waivers, if any	.78%	.79%	.81%	.80%	.78%
Expenses net of all reductions	.77%	.79%	.80%	.79%	.77%
Net investment income (loss)	1.36%	1.48%	1.44%	1.16%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$764,285	$747,604	$744,563	$1,000,937	$1,693,410
Portfolio turnover rateH	52%	55%	89%	77%	77%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.94 per share is comprised of distributions from net investment income of $.305 and distributions from net realized gain of $1.636 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2020

1. Organization.

Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Technology and Devices Portfolio, and Pharmaceuticals Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Effective after the close of business on March 29, 2019, Medical Technology and Devices Portfolio is closed to new accounts with certain exceptions. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Effective after the close of business on March 31, 2020, Medical Technology and Devices Portfolio was reopened to new accounts.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Biotechnology Portfolio:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$166,725,926	Market comparable	Enterprise value/ Sales multiple (EV/S)	4.5	Increase
			Transaction price	$0.77 - $123.33 / $38.37	Increase
			Discount rate	15.0%	Decrease
			Proxy Premium	18.2%	Increase
			Proxy discount	2.7% - 22.0% / 15.3	Decrease
		Market Approach	Transaction price	$205.00	Increase
		Recovery value	Recovery value	0.0% - 1.6% / 1.6%	Increase
		Discounted cash flow	Discount Rate	10.0% - 11.0% / 10.5%	Decrease
			Growth rate	3.5%	Increase
			Probability rate	6.3%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Health Care Portfolio:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$147,746,791	Market comparable	Transaction price	$1.96 - $5.59 / $2.17	Increase
			Premium rate	13.6%	Increase
		Market approach	Transaction price	$2.20 - $205.00 / $109.74	Increase
			Conversion rate	0.9%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2020, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) the Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in each Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in each accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Biotechnology Portfolio	$895,524
Health Care Portfolio	617,437
Health Care Services Portfolio	67,559
Medical Technology and Devices Portfolio	202,722
Pharmaceuticals Portfolio	121,240

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2020, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses, redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Biotechnology Portfolio	$5,087,528,358	$2,567,810,146	$(429,395,744)	$2,138,414,402
Health Care Portfolio	5,014,220,596	2,499,059,362	(222,146,939)	2,276,912,423
Health Care Services Portfolio	643,036,410	390,398,408	(22,474,264)	367,924,144
Medical Technology and Devices Portfolio	4,253,230,896	330,238,504	1,610,986,098	1,941,224,602
Pharmaceuticals Portfolio	615,528,940	191,914,789	(13,311,044)	178,603,745

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Biotechnology Portfolio	$16,419,011	$306,123,222	$–	$2,138,414,402
Health Care Portfolio	69,580,012	144,986,013	–	2,276,987,574
Health Care Services Portfolio	8,032,596	–	(55,677,868)	367,922,435
Medical Technology and Devices Portfolio	–	133,829,729	–	1,941,222,161
Pharmaceuticals Portfolio	5,057,504	17,089,070	–	178,616,110

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term
Health Care Services Portfolio	$(55,677,868)

Certain of the Funds intend to elect to defer to the next fiscal year and ordinary losses recognized during the period January 1, 2020 to February 29, 2020. Loss deferrals were as follows:

Ordinary losses
Medical Technology and Devices Portfolio	$(6,992,400)

The tax character of distributions paid was as follows:

February 29, 2020
	Ordinary Income	Long-term Capital Gains	Total
Biotechnology Portfolio	$10,687,837	$637,855,151	$648,542,988
Health Care Portfolio	8,393,187	96,115,548	104,508,735
Health Care Services Portfolio	3,201,281	–	3,201,281
Medical Technology and Devices Portfolio	–	118,431,567	118,431,567
Pharmaceuticals Portfolio	17,857,599	48,228,835	66,086,434

February 28, 2019
	Ordinary Income	Long-term Capital Gains	Total
Biotechnology Portfolio	$30,806,733	$692,428,843	$723,235,576
Health Care Portfolio	30,290,441	556,871,574	587,162,015
Health Care Services Portfolio	32,550,071	98,292,031	130,842,102
Medical Technology and Devices Portfolio	–	356,492,522	356,492,522
Pharmaceuticals Portfolio	12,320,224	1,736,622	14,056,846

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Consolidated Subsidiary. Certain Funds invest in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, Biotechnology Portfolio held an investment of $90,671,404 in this Subsidiary, representing 1.37% of the Fund's net assets. As of period end, Health Care Portfolio held an investment of $28,999,922 in this Subsidiary, representing .40% of the Fund's net assets. As of period end, Health Care Services Portfolio held an investment of $2,199,938 in this Subsidiary, representing .22% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions are noted in the table below.

	Purchases ($)	Sales ($)
Biotechnology Portfolio	3,370,227,217	4,768,235,569
Health Care Portfolio	2,598,747,408	3,330,064,583
Health Care Services Portfolio	398,290,980	776,639,090
Medical Technology and Devices Portfolio	2,269,569,863	3,439,375,740
Pharmaceuticals Portfolio	382,622,714	434,080,938

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Biotechnology Portfolio	.30%	.24%	.54%
Health Care Portfolio	.30%	.24%	.54%
Health Care Services Portfolio	.30%	.24%	.54%
Medical Technology and Devices Portfolio	.30%	.24%	.54%
Pharmaceuticals Portfolio	.30%	.24%	.54%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Biotechnology Portfolio	.16%
Health Care Portfolio	.15%
Health Care Services Portfolio	.17%
Medical Technology and Devices Portfolio	.16%
Pharmaceuticals Portfolio	.19%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with each Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
Biotechnology Portfolio	.02
Health Care Portfolio	.02
Health Care Services Portfolio	.03
Medical Technology and Devices Portfolio	.02
Pharmaceuticals Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Biotechnology Portfolio	$253,357
Health Care Portfolio	73,935
Health Care Services Portfolio	9,842
Medical Technology and Devices Portfolio	66,276
Pharmaceuticals Portfolio	11,606

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, each fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Health Care Portfolio	Borrower	$6,212,000	2.13%	$368
Health Care Services Portfolio	Borrower	$3,070,000	2.64%	$1,579
Medical Technology and Devices Portfolio	Borrower	$5,696,000	2.38%	$377
Pharmaceuticals Portfolio	Borrower	$4,883,400	2.69%	$1,824

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 4,971,286 shares of the Health Care Portfolio were redeemed in-kind for investments and cash with a value of $122,939,907. The net realized gain of $52,017,323 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Health Care Portfolio recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 23,409,830* shares of Health Care Portfolio were redeemed in-kind for investments and cash with a value of $541,001,090. Health Care had a net realized gain of $233,538,287 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Health Care Portfolio recognized no gain or loss for federal income tax purposes.

* Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Biotechnology Portfolio	$ 14,184
Health Care Portfolio	100,122
Medical Technology and Devices Portfolio	59,590
Pharmaceuticals Portfolio	7,786

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Biotechnology Portfolio	$17,729
Health Care Portfolio	18,196
Health Care Services Portfolio	2,921
Medical Technology and Devices Portfolio	16,555
Pharmaceuticals Portfolio	1,840

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Funds. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a Fund's daily lending revenue, for its services as lending agent. The Funds may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Biotechnology Portfolio	$401,192	$47,362	$4,113,245
Health Care Portfolio	$47,024	$–	$–
Health Care Services Portfolio	$1,890	$–	$–
Medical Technology and Devices Portfolio	$69,285	$–	$–
Pharmaceuticals Portfolio	$27,277	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage service rebates	Custodian credits	Transfer Agent credits
Biotechnology Portfolio	$203,777	$4,759	$3,305
Health Care Portfolio	151,228	1,540	6,860
Health Care Services Portfolio	28,917	–	–
Medical Technology and Devices Portfolio	122,060	953	–
Pharmaceuticals Portfolio	20,542	–	–

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Biotechnology Portfolio	$41,775
Health Care Portfolio	42,932
Health Care Services Portfolio	7,509
Medical Technology and Devices Portfolio	36,251
Pharmaceuticals Portfolio	4,465

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and the Shareholders of Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Technology and Devices Portfolio and Pharmaceuticals Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Technology and Devices Portfolio and Pharmaceuticals Portfolio (five of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the “Funds”) as of February 29, 2020, the related statements of operations for the year ended February 29, 2020, the statements of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2020 and each of the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 15, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust for central funds housed in an LLC: Names of LLCs and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as a member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2019 to February 29, 2020).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioA	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period-B September 1, 2019 to February 29, 2020
Biotechnology Portfolio	.71%
Actual		$1,000.00	$1,144.70	$3.79
Hypothetical-C		$1,000.00	$1,021.33	$3.57
Health Care Portfolio	.70%
Actual		$1,000.00	$1,095.70	$3.65
Hypothetical-C		$1,000.00	$1,021.38	$3.52
Health Care Services Portfolio	.74%
Actual		$1,000.00	$1,099.22	$3.85
Hypothetical-C		$1,000.00	$1,021.18	$3.72
Medical Technology and Devices Portfolio	.71%
Actual		$1,000.00	$1,015.70	$3.56
Hypothetical-C		$1,000.00	$1,021.33	$3.57
Pharmaceuticals Portfolio	.77%
Actual		$1,000.00	$1,097.00	$4.01
Hypothetical-C		$1,000.00	$1,021.03	$3.87

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Biotechnology Portfolio	04/09/2020	04/08/2020	$0.054	$0.998
Health Care Portfolio	04/09/2020	04/08/2020	$0.057	$0.731
Health Care Services Portfolio	04/09/2020	04/08/2020	$0.791	$0.000
Medical Technology and Devices Portfolio	04/09/2020	04/08/2020	$0.000	$1.299
Pharmaceuticals Portfolio	04/09/2020	04/08/2020	$0.074	$0.563

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2020, or, if subsequently determined to be different, the net capital gain of such year.

Biotechnology Portfolio	$735,709,853
Health Care Portfolio	$241,101,561
Medical Technology and Devices Portfolio	$269,098,498
Pharmaceuticals Portfolio	$48,737,047

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Biotechnology Portfolio
April 2019	-
December 2019	100%
Health Care Portfolio
April 2019	-
December 2019	100%
Health Care Services Portfolio
April 2019	-
December 2019	100%
Medical Technology and Devices Portfolio
April 2019	-
December 2019	-
Pharmaceuticals Portfolio
April 2019	44%
December 2019	35%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Biotechnology Portfolio
April 2019	-
December 2019	100%
Health Care Portfolio
April 2019	-
December 2019	100%
Health Care Services Portfolio
April 2019	-
December 2019	100%
Medical Technology and Devices Portfolio
April 2019	-
December 2019	-
Pharmaceuticals Portfolio
April 2019	100%
December 2019	73%

The funds will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Biotechnology Portfolio
Health Care Portfolio
Health Care Services Portfolio
Medical Technology and Devices Portfolio
Pharmaceuticals Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) and Fidelity SelectCo, LLC (SelectCo) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts will reflect the replacement of SelectCo with FMR and will take effect upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below.

Biotechnology Portfolio

Health Care Portfolio

Health Care Services Portfolio

Medical Technology and Devices Portfolio

The Board considered the fund's underperformance for different time periods ended June 30, 2019. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Pharmaceuticals Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Biotechnology Portfolio

Health Care Portfolio

Historical Management Fees (BP) vs. Competitive Medians (BP):

Health Care
Total Mapped Group Median (TMG)
Asset-Sized Peer Group Median (ASPG)
85
87
86
85
85
76
78
74
74
74
55
55
55
54
54
2015
2016
2017
2018
2019

	2015	2016	2017	2018	2019
TMG %	5%	4%	4%	5%	5%
Funds	423	439	426	411	400
ASPG Quartile	1st	1st	1st	1st	1st

Health Care Services Portfolio

Medical Technology and Devices Portfolio

Pharmaceuticals Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Amended and Restated Contracts should be approved and each fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot not be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SELHC-ANN-0420
1.813640.115

Fidelity® Select Portfolios®
Industrials Sector

Air Transportation Portfolio

Defense and Aerospace Portfolio

Environment and Alternative Energy Portfolio

Industrials Portfolio

Transportation Portfolio

Annual Report

February 29, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to shareholders
Air Transportation Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Defense and Aerospace Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Environment and Alternative Energy Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Industrials Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Transportation Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to shareholders:
(No Action is Required by You)

As part of a regular review of its organizational structure, Fidelity has decided to merge certain entities to streamline operations, increase efficiency, simplify reporting, and reduce legal, compliance, and accounting complexity and costs. In separate events, Fidelity has merged four of its investment advisers and two of its broker-dealers.

Effective on or about January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to “Fidelity Management & Research Company LLC”.

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. (“FIISC”). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to “Fidelity Distributors Company LLC”.

These mergers are not expected to affect fund shareholders or Fidelity clients, nor are they expected to result in any changes to the day-to-day management of Fidelity’s brokerage services, the Fidelity funds, their investment policies and practices, their portfolio management teams, or the funds’ expenses.

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following the end of this reporting period, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Air Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Air Transportation Portfolio	(13.48)%	4.15%	12.05%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Air Transportation Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$31,189	Air Transportation Portfolio
$32,918	S&P 500® Index

Air Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Matthew Moulis:  For the fiscal year, the fund returned -13.48%, trailing the -11.08% result of the Nasdaq® North America Air Transportation Total Return Linked Index, and well behind the gain of the S&P 500®. Versus the air transportation index, security selection in airlines weighed on the fund's performance the most the past 12 months. Stock picks in aerospace & defense, along with an underweighting in industrial machinery, also detracted. The portfolio’s top individual relative detractor was Virgin Galactic Holdings (+128%), which hurt because it was a strong-performing index component we didn’t own. Overweighting Bombardier (-66%), a Canada-based aircraft/train manufacturer, also hampered the fund's relative return. In the airlines segment, underweighting Air Canada (+1%) proved untimely, given the stock’s outperformance. Conversely, investment choices among air freight & logistics stocks, as well as non-index exposure to industrial conglomerates, contributed this period. A cash position averaging roughly 3% also helped in an environment of declining equity markets. On a stock-specific basis, moving to an overweighting for a portion of the reporting period in TransDigm Group (+46%), a maker of aftermarket aircraft parts, made this holding the top relative contributor. Industrial conglomerate General Electric (+20%), an out-of-index position that I purchased for the portfolio this period, also figured prominently in our list of contributors. Lastly, a larger-than-index stake in major defense contractor Northrop Grumman (+3%), also purchased in the fund the past 12 months, further contributed to the fund’s relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Air Transportation Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
United Technologies Corp.	7.6
Southwest Airlines Co.	7.2
United Airlines Holdings, Inc.	6.8
United Parcel Service, Inc. Class B	6.1
Textron, Inc.	5.4
Delta Air Lines, Inc.	5.3
TransDigm Group, Inc.	5.2
SkyWest, Inc.	4.9
Teledyne Technologies, Inc.	4.8
FedEx Corp.	4.0
57.3

Top Industries (% of fund's net assets)

As of February 29, 2020
Aerospace & Defense	41.8%
Airlines	38.0%
Air Freight & Logistics	13.7%
IT Services	1.5%
Industrial Conglomerates	0.6%
All Others*	4.4%

* Includes short-term investments and net other assets (liabilities).

Air Transportation Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
Aerospace & Defense - 41.8%
Aerospace & Defense - 41.8%
AAR Corp.	89,400	$3,088,769
Bombardier, Inc. Class B (sub. vtg.) (a)	3,301,400	2,361,217
CAE, Inc.	302,000	8,079,583
HEICO Corp. Class A	27,100	2,393,743
Heroux-Devtek, Inc. (a)	123,500	1,656,174
Hexcel Corp.	20,200	1,305,526
Huntington Ingalls Industries, Inc.	16,600	3,411,798
Moog, Inc. Class A	61,000	4,704,320
Northrop Grumman Corp.	10,000	3,288,400
Spirit AeroSystems Holdings, Inc. Class A	52,204	2,758,459
Teledyne Technologies, Inc. (a)	30,700	10,355,724
Textron, Inc.	287,200	11,660,320
The Boeing Co.	27,310	7,513,254
TransDigm Group, Inc.	20,100	11,211,981
United Technologies Corp.	126,800	16,558,813
		90,348,081
Air Freight & Logistics - 13.7%
Air Freight & Logistics - 13.7%
Air Transport Services Group, Inc. (a)	1,900	34,010
Atlas Air Worldwide Holdings, Inc. (a)	34,500	921,840
Expeditors International of Washington, Inc.	80,100	5,640,642
FedEx Corp.	61,800	8,724,306
Forward Air Corp.	20,200	1,192,002
United Parcel Service, Inc. Class B	145,500	13,166,295
		29,679,095
Airlines - 38.0%
Airlines - 38.0%
Air Canada (a)	275,800	7,037,549
Alaska Air Group, Inc.	135,800	6,852,468
Allegiant Travel Co.	5,000	677,700
American Airlines Group, Inc.	364,100	6,936,105
Copa Holdings SA Class A	6,400	532,096
Delta Air Lines, Inc.	248,102	11,444,945
Hawaiian Holdings, Inc.	65,300	1,363,464
JetBlue Airways Corp. (a)(b)	307,900	4,858,662
SkyWest, Inc.	234,100	10,628,140
Southwest Airlines Co.	337,300	15,579,887
Spirit Airlines, Inc. (a)	55,300	1,573,285
United Airlines Holdings, Inc. (a)	237,300	14,615,307
		82,099,608
Industrial Conglomerates - 0.6%
Industrial Conglomerates - 0.6%
General Electric Co.	116,300	1,265,344
Internet & Direct Marketing Retail - 0.0%
Internet & Direct Marketing Retail - 0.0%
Points International Ltd. (a)	400	6,336
IT Services - 1.5%
IT Consulting & Other Services - 1.5%
CACI International, Inc. Class A (a)	13,400	3,283,268
Machinery - 0.2%
Industrial Machinery - 0.2%
Park-Ohio Holdings Corp.	17,990	441,115
Road & Rail - 0.5%
Trucking - 0.5%
Landstar System, Inc.	4,900	494,753
TFI International, Inc.	15,300	475,065
		969,818
Software - 0.5%
Application Software - 0.5%
Descartes Systems Group, Inc. (Canada) (a)	11,400	473,326
j2 Global, Inc.	6,900	602,577
		1,075,903
Trading Companies & Distributors - 0.6%
Trading Companies & Distributors - 0.6%
AerCap Holdings NV (a)	18,800	979,104
Willis Lease Finance Corp. (a)	6,000	340,200
		1,319,304
TOTAL COMMON STOCKS
(Cost $183,382,376)		210,487,872

Money Market Funds - 5.6%
Fidelity Cash Central Fund 1.60% (c)	6,863,014	6,864,387
Fidelity Securities Lending Cash Central Fund 1.60% (c)(d)	5,155,134	5,155,650
TOTAL MONEY MARKET FUNDS
(Cost $12,019,953)		12,020,037
TOTAL INVESTMENT IN SECURITIES - 103.0%
(Cost $195,402,329)		222,507,909
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(6,412,770)
NET ASSETS - 100%		$216,095,139

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$181,716
Fidelity Securities Lending Cash Central Fund	292
Total	$182,008

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Air Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $4,857,084) — See accompanying schedule: Unaffiliated issuers (cost $183,382,376)	$210,487,872
Fidelity Central Funds (cost $12,019,953)	12,020,037
Total Investment in Securities (cost $195,402,329)		$222,507,909
Receivable for investments sold		2,782,355
Receivable for fund shares sold		635,657
Dividends receivable		473,013
Distributions receivable from Fidelity Central Funds		10,301
Prepaid expenses		2,639
Other receivables		1,507
Total assets		226,413,381
Liabilities
Payable for investments purchased	$2,322,993
Payable for fund shares redeemed	2,632,976
Accrued management fee	116,706
Other affiliated payables	55,602
Other payables and accrued expenses	34,315
Collateral on securities loaned	5,155,650
Total liabilities		10,318,242
Net Assets		$216,095,139
Net Assets consist of:
Paid in capital		$186,320,603
Total accumulated earnings (loss)		29,774,536
Net Assets		$216,095,139
Net Asset Value, offering price and redemption price per share ($216,095,139 ÷ 3,558,862 shares)		$60.72

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$3,576,502
Special dividends		2,068,750
Income from Fidelity Central Funds (including $292 from security lending)		182,008
Total income		5,827,260
Expenses
Management fee	$1,557,005
Transfer agent fees	609,707
Accounting and security lending fees	113,242
Custodian fees and expenses	6,811
Independent trustees' fees and expenses	1,597
Registration fees	34,799
Audit	39,408
Legal	1,785
Miscellaneous	2,295
Total expenses before reductions	2,366,649
Expense reductions	(8,461)
Total expenses after reductions		2,358,188
Net investment income (loss)		3,469,072
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	25,992,374
Foreign currency transactions	(3,030)
Total net realized gain (loss)		25,989,344
Change in net unrealized appreciation (depreciation) on investment securities		(62,958,416)
Net gain (loss)		(36,969,072)
Net increase (decrease) in net assets resulting from operations		$(33,500,000)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,469,072	$2,251,097
Net realized gain (loss)	25,989,344	18,552,096
Change in net unrealized appreciation (depreciation)	(62,958,416)	(12,856,555)
Net increase (decrease) in net assets resulting from operations	(33,500,000)	7,946,638
Distributions to shareholders	(26,369,146)	(35,655,527)
Share transactions
Proceeds from sales of shares	68,675,973	52,101,305
Reinvestment of distributions	25,095,120	34,073,279
Cost of shares redeemed	(124,669,961)	(134,132,078)
Net increase (decrease) in net assets resulting from share transactions	(30,898,868)	(47,957,494)
Total increase (decrease) in net assets	(90,768,014)	(75,666,383)
Net Assets
Beginning of period	306,863,153	382,529,536
End of period	$216,095,139	$306,863,153
Other Information
Shares
Sold	889,941	666,871
Issued in reinvestment of distributions	339,914	475,878
Redeemed	(1,681,395)	(1,761,425)
Net increase (decrease)	(451,540)	(618,676)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Air Transportation Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$76.52	$82.64	$76.04	$60.60	$73.09
Income from Investment Operations
Net investment income (loss)B	.90C	.54	.48D	.32	.18
Net realized and unrealized gain (loss)	(10.09)	1.73	13.85	15.61	(6.82)
Total from investment operations	(9.19)	2.27	14.33	15.93	(6.64)
Distributions from net investment income	(.70)	(.48)	(.38)	(.25)	(.17)
Distributions from net realized gain	(5.92)	(7.91)	(7.36)	(.24)	(5.68)
Total distributions	(6.61)E	(8.39)	(7.73)F	(.49)	(5.85)
Redemption fees added to paid in capitalB	–	–	–G	–G	–G
Net asset value, end of period	$60.72	$76.52	$82.64	$76.04	$60.60
Total ReturnH	(13.48)%	3.79%	19.07%	26.30%	(9.24)%
Ratios to Average Net AssetsI,J
Expenses before reductions	.81%	.81%	.82%	.85%	.83%
Expenses net of fee waivers, if any	.81%	.81%	.82%	.85%	.83%
Expenses net of all reductions	.81%	.81%	.82%	.84%	.82%
Net investment income (loss)	1.19%C	.70%	.59%D	.48%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$216,095	$306,863	$382,530	$394,143	$325,630
Portfolio turnover rateK	95%	32%	86%	106%	97%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects large, non-recurring dividends which amounted to $.54 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been .48%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .31%.

 E Total distributions of $6.61 per share is comprised of distributions from net investment income of $.699 and distributions from net realized gain of $5.915 per share.

 F Total distributions of $7.73 per share is comprised of distributions from net investment income of $.377 and distributions from net realized gain of $7.357 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Defense and Aerospace Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Defense and Aerospace Portfolio	(1.32)%	11.08%	15.10%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Defense and Aerospace Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$40,824	Defense and Aerospace Portfolio
$32,918	S&P 500® Index

Defense and Aerospace Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Jonathan Siegmann:  For the fiscal year, the fund returned -1.32%, topping the -1.94% result of the MSCI U.S. IMI Aerospace & Defense 25/50 Index, but considerably trailing the S&P 500®. Versus the MSCI industry index, out-of-index exposure to the IT consulting & other services segment contributed most to performance the past 12 months, with stock selection in the fund’s core aerospace & defense category also providing a lift. On a stock-specific basis, the fund’s largest relative contributor was Boeing (-36%) by virtue of our sizable underweighting in the company. Other key positions that added value included aftermarket aircraft parts maker Transdigm Group (+44%) and major defense contractor Northrop Grumman (+15%), the fund’s largest position at period end. Additionally, CACI International (+36%) was a noteworthy contributor in IT consulting & other services, and a new non-index position for the fund this period. The company provides mission and enterprise technology for U.S. military and intelligence customers. Conversely, there were no meaningful detractors at the industry level. Among individual holdings, a sizable out-of-index position in Bombardier (-66%) weighed on the portfolio's relative result the most by far. In February, Bombardier announced plans to sell its train division to France-based Alstom. Investors were not enthusiastic about the sale, and broader market weakness hurt the stock too. A large underweighting in defense contractor Lockheed Martin (+23%) also pressured relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Defense and Aerospace Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Northrop Grumman Corp.	12.1
The Boeing Co.	11.3
TransDigm Group, Inc.	9.1
General Dynamics Corp.	7.9
HEICO Corp. Class A	5.5
Huntington Ingalls Industries, Inc.	5.3
Teledyne Technologies, Inc.	5.1
Moog, Inc. Class A	4.8
United Technologies Corp.	4.8
Lockheed Martin Corp.	4.7
70.6

Top Industries (% of fund's net assets)

As of February 29, 2020
Aerospace & Defense	91.9%
IT Services	4.3%
Machinery	3.1%
Industrial Conglomerates	0.6%
All Others*	0.1%

* Includes short-term investments and net other assets (liabilities).

Defense and Aerospace Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
Aerospace & Defense - 91.9%
Aerospace & Defense - 91.9%
Airbus Group NV	350,000	$42,244,516
Bombardier, Inc. Class B (sub. vtg.) (a)	65,000,000	46,489,104
BWX Technologies, Inc. (b)	1,900,000	104,196,000
CAE, Inc.	3,000,000	80,260,756
Elbit Systems Ltd. (b)	550,000	81,130,500
General Dynamics Corp.	1,350,000	215,581,500
Harris Corp.	130,000	25,704,900
HEICO Corp. Class A	1,700,000	150,161,000
Hexcel Corp.	1,100,000	71,093,000
Huntington Ingalls Industries, Inc.	700,000	143,871,000
Kratos Defense & Security Solutions, Inc. (a)	3,300,000	53,658,000
Lockheed Martin Corp.	350,000	129,454,500
Moog, Inc. Class A	1,700,000	131,104,000
Northrop Grumman Corp.	1,000,000	328,840,001
Parsons Corp.	1,000,000	39,090,000
Raytheon Co.	25,000	4,714,000
Teledyne Technologies, Inc. (a)	410,000	138,301,200
Textron, Inc.	500,000	20,300,000
The Boeing Co.	1,120,000	308,123,200
TransDigm Group, Inc.	445,000	248,225,450
United Technologies Corp.	1,000,000	130,590,000
Vectrus, Inc. (a)	322,423	16,795,014
		2,509,927,641
Industrial Conglomerates - 0.6%
Industrial Conglomerates - 0.6%
General Electric Co.	1,500,000	16,320,000
IT Services - 4.3%
IT Consulting & Other Services - 4.3%
CACI International, Inc. Class A (a)	375,000	91,882,500
Perspecta, Inc.	1,000,000	24,970,000
		116,852,500
Machinery - 3.1%
Construction Machinery & Heavy Trucks - 0.3%
Oshkosh Corp.	100,000	7,215,000
Industrial Machinery - 2.8%
Barnes Group, Inc.	250,000	13,425,000
ESCO Technologies, Inc.	75,000	6,819,000
Woodward, Inc.	555,000	57,276,000
		77,520,000

TOTAL MACHINERY		84,735,000

TOTAL COMMON STOCKS
(Cost $2,043,537,134)		2,727,835,141

Money Market Funds - 0.1%
Fidelity Securities Lending Cash Central Fund 1.60% (c)(d)
(Cost $2,130,464)	2,130,251	2,130,464
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $2,045,667,598)		2,729,965,605
NET OTHER ASSETS (LIABILITIES) - 0.0%		(1,006,583)
NET ASSETS - 100%		$2,728,959,022

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment made with cash collateral received from securities on loan.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$449,771
Fidelity Securities Lending Cash Central Fund	6,875
Total	$456,646

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,727,835,141	$2,685,590,625	$42,244,516	$--
Money Market Funds	2,130,464	2,130,464	--	--
Total Investments in Securities:	$2,729,965,605	$2,687,721,089	$42,244,516	$--

See accompanying notes which are an integral part of the financial statements.

Defense and Aerospace Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $2,061,126) — See accompanying schedule: Unaffiliated issuers (cost $2,043,537,134)	$2,727,835,141
Fidelity Central Funds (cost $2,130,464)	2,130,464
Total Investment in Securities (cost $2,045,667,598)		$2,729,965,605
Cash		229
Receivable for investments sold		83,110,955
Receivable for fund shares sold		5,278,202
Dividends receivable		6,673,401
Distributions receivable from Fidelity Central Funds		18,125
Prepaid expenses		21,582
Other receivables		133,212
Total assets		2,825,201,311
Liabilities
Payable for investments purchased	$37,654,094
Payable for fund shares redeemed	42,861,827
Accrued management fee	1,434,499
Notes payable to affiliates	11,497,000
Other affiliated payables	522,551
Other payables and accrued expenses	141,868
Collateral on securities loaned	2,130,450
Total liabilities		96,242,289
Net Assets		$2,728,959,022
Net Assets consist of:
Paid in capital		$2,007,667,364
Total accumulated earnings (loss)		721,291,658
Net Assets		$2,728,959,022
Net Asset Value, offering price and redemption price per share ($2,728,959,022 ÷ 164,315,450 shares)		$16.61

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$35,610,020
Special dividends		29,448,880
Income from Fidelity Central Funds (including $6,875 from security lending)		456,646
Total income		65,515,546
Expenses
Management fee	$15,746,305
Transfer agent fees	5,036,724
Accounting and security lending fees	866,802
Custodian fees and expenses	24,281
Independent trustees' fees and expenses	15,563
Registration fees	149,151
Audit	39,408
Legal	4,193
Interest	1,172
Miscellaneous	21,933
Total expenses before reductions	21,905,532
Expense reductions	(72,038)
Total expenses after reductions		21,833,494
Net investment income (loss)		43,682,052
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	96,125,109
Fidelity Central Funds	14
Foreign currency transactions	18,732
Total net realized gain (loss)		96,143,855
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(188,449,567)
Assets and liabilities in foreign currencies	13,360
Total change in net unrealized appreciation (depreciation)		(188,436,207)
Net gain (loss)		(92,292,352)
Net increase (decrease) in net assets resulting from operations		$(48,610,300)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$43,682,052	$18,430,029
Net realized gain (loss)	96,143,855	166,542,771
Change in net unrealized appreciation (depreciation)	(188,436,207)	(133,968,209)
Net increase (decrease) in net assets resulting from operations	(48,610,300)	51,004,591
Distributions to shareholders	(79,290,455)	(258,550,952)
Share transactions
Proceeds from sales of shares	1,019,400,280	996,158,246
Reinvestment of distributions	75,052,031	244,578,007
Cost of shares redeemed	(1,032,851,200)	(1,311,720,576)
Net increase (decrease) in net assets resulting from share transactions	61,601,111	(70,984,323)
Total increase (decrease) in net assets	(66,299,644)	(278,530,684)
Net Assets
Beginning of period	2,795,258,666	3,073,789,350
End of period	$2,728,959,022	$2,795,258,666
Other Information
Shares(a)
Sold	56,160,058	57,403,273
Issued in reinvestment of distributions	4,058,280	15,780,023
Redeemed	(57,771,315)	(77,908,049)
Net increase (decrease)	2,447,023	(4,724,753)

 (a) Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Defense and Aerospace Portfolio

Years ended February 28,	2020 A	2019 B	2018 B	2017 B	2016 A,B
Selected Per–Share Data
Net asset value, beginning of period	$17.27	$18.45	$13.83	$10.81	$12.90
Income from Investment Operations
Net investment income (loss)C	.27D	.11	.09E	.13F	.11
Net realized and unrealized gain (loss)	(.45)	.33	5.14	3.52	(1.47)
Total from investment operations	(.18)	.44	5.23	3.65	(1.36)
Distributions from net investment income	(.22)	(.10)	(.07)	(.12)	(.10)
Distributions from net realized gain	(.26)	(1.52)	(.54)	(.51)	(.63)
Total distributions	(.48)	(1.62)	(.61)	(.63)	(.73)
Redemption fees added to paid in capitalC	–	–	–	–G	–G
Net asset value, end of period	$16.61	$17.27	$18.45	$13.83	$10.81
Total ReturnH	(1.32)%	3.57%	38.46%	34.36%	(11.08)%
Ratios to Average Net AssetsI,J
Expenses before reductions	.75%	.75%	.76%	.79%	.80%
Expenses net of fee waivers, if any	.74%	.75%	.76%	.79%	.79%
Expenses net of all reductions	.74%	.75%	.76%	.79%	.79%
Net investment income (loss)	1.49%D	.66%	.58%E	1.03%F	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$2,728,959	$2,795,259	$3,073,789	$1,601,468	$885,398
Portfolio turnover rateK	40%	44%	32%	24%	52%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Net investment income per share reflects large, non-recurring dividends which amounted to $.18 per share. Excluding these non-recurring dividends, the ratio of net investment income (loss) to average net assets would have been .48%.

 E Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%.

 F Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Environment and Alternative Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Environment and Alternative Energy Portfolio	(2.35)%	6.53%	8.52%

 If disclosing performance data prior to 7/1/10: Prior to July 1, 2010, the fund was named Environmental Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Environment and Alternative Energy Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,659	Environment and Alternative Energy Portfolio
$32,918	S&P 500® Index

Environment and Alternative Energy Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Kevin Walenta:  For the fiscal year, the fund returned -2.35%, lagging the 10.56% gain of the FTSE® Environmental Opportunities & Alternative Energy Index and the broadly based S&P 500®. The fund’s value bias, which favors stocks with attractive valuations that seem out of favor for transitory reasons, hurt its performance the past 12 months. During this time, investors willingly paid up for stocks with relatively stable earnings and dividends, such as utilities, as well as the stocks of unprofitable companies with aggressive-earnings-growth expectations, particularly in the renewable & alternative energy segment. Versus the industry index, security selection was primarily responsible for the fund’s underperformance this period, most notably in the energy efficiency group. Stock picks in the renewable & alternative energy and waste management & technologies segments also had a negative impact, as did positioning in the environmental support services category. In terms of individual relative detractors, not owning electric car company Tesla (+109%) in the energy efficiency group hurt most, following the company’s better-than-expected deliveries and profitability in the fourth quarter. Within environmental support services, the fund’s overweighting in industrial conglomerate 3M (-26%) sank partly due to litigation concerns. Conversely, the fund top relative contributor was an overweight position in Brazil-based Cosan SA Industria E Comercio (+43%), a profitable ethanol producer in the renewable & alternative energy group. A sizable stake in energy efficiency company Trane Technologies (+25%) also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Environment and Alternative Energy Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Honeywell International, Inc.	9.9
3M Co.	7.2
Trane Technologies PLC	5.4
Eaton Corp. PLC	5.1
Emerson Electric Co.	4.4
TE Connectivity Ltd.	4.0
Cummins, Inc.	3.6
Parker Hannifin Corp.	3.5
Innospec, Inc.	3.3
Dover Corp.	3.0
49.4

Top Industries (% of fund's net assets)

As of February 29, 2020
Energy Efficiency	45.2%
Other	14.0%
Environmental Support Services	13.7%
Water Infrastructure & Technologies	8.8%
Renewable & Alternative Energy	8.7%
All Others*	9.6%

* Includes short-term investments and net other assets (liabilities).

Environment and Alternative Energy Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Energy Efficiency - 45.2%
Buildings Energy Efficiency - 13.0%
A.O. Smith Corp.	74,840	$2,959,922
Acuity Brands, Inc.	24,680	2,538,585
Carlisle Companies, Inc.	29,080	4,225,033
Comfort Systems U.S.A., Inc.	95,870	4,047,631
Trane Technologies PLC	75,760	9,776,070
		23,547,241
Diversified Energy Efficiency - 9.9%
Honeywell International, Inc.	110,447	17,911,187
Industrial Energy Efficiency - 9.8%
EMCOR Group, Inc.	62,828	4,832,730
Emerson Electric Co.	123,560	7,921,432
Minerals Technologies, Inc.	17,680	793,302
Regal Beloit Corp.	54,304	4,216,163
		17,763,627
Power Network Efficiency - 7.1%
Eaton Corp. PLC	103,090	9,352,325
Hubbell, Inc. Class B	27,360	3,645,446
		12,997,771
Transport Energy Efficiency - 5.4%
BorgWarner, Inc.	114,000	3,602,400
Innospec, Inc.	69,607	6,023,790
Modine Manufacturing Co.(a)	30,770	229,544
		9,855,734

TOTAL ENERGY EFFICIENCY		82,075,560

Environmental Support Services - 13.7%
Diversified Environmental - 13.7%
3M Co.	87,772	13,099,093
Dover Corp.	52,010	5,343,507
Parker Hannifin Corp.	34,540	6,381,956
		24,824,556
Miscellaneous Environmental - 3.3%
Other Environmental - 3.3%
Accenture PLC Class A	6,070	1,096,181
C.H. Robinson Worldwide, Inc.	10,640	733,096
Oracle Corp.	18,530	916,494
Philips Lighting NV(b)	108,160	3,222,787
		5,968,558
Other - 10.7%
Other - 10.7%
American Express Co.	10,220	1,123,485
Amgen, Inc.	5,920	1,182,402
Bank of New York Mellon Corp.	29,210	1,165,479
BlackRock, Inc. Class A	2,380	1,101,964
HCA Holdings, Inc.	9,070	1,151,981
Host Hotels & Resorts, Inc.	80,090	1,159,703
Janus Henderson Group PLC	51,210	1,085,652
Microsoft Corp.	7,350	1,190,774
Premier, Inc. (a)	42,320	1,245,478
Procter & Gamble Co.	10,920	1,236,472
Reliance Steel & Aluminum Co.	26,720	2,733,189
Robert Half International, Inc.	44,840	2,260,384
Steelcase, Inc. Class A	70,820	1,148,700
The Western Union Co.	16,380	366,748
Visa, Inc. Class A	6,650	1,208,704
		19,361,115
Pollution Control - 3.6%
Pollution Control Solutions - 3.6%
Cummins, Inc.	43,122	6,523,927
Renewable & Alternative Energy - 8.7%
Biofuels - 2.3%
Cosan SA Industria e Comercio	260,370	4,260,219
Renewable Energy Developers and Independent Power Producers - 6.4%
Colbun SA	12,213,060	1,533,539
Empresa Nacional de Electricidad SA sponsored ADR	125,010	1,375,110
Hollysys Automation Technologies Ltd.	89,061	1,348,384
TE Connectivity Ltd.	88,280	7,315,764
		11,572,797

TOTAL RENEWABLE & ALTERNATIVE ENERGY		15,833,016

Waste Management & Technologies - 2.7%
Recycling and Value Added Waste Processing - 2.7%
Schnitzer Steel Industries, Inc. Class A	143,050	2,357,464
Steel Dynamics, Inc.	95,550	2,544,497
		4,901,961
Water Infrastructure & Technologies - 8.8%
Water Infrastructure - 8.8%
Crane Co.	47,647	3,237,614
HD Supply Holdings, Inc. (a)	45,110	1,715,082
IDEX Corp.	32,520	4,812,960
Rexnord Corp.	108,510	3,164,152
Watts Water Technologies, Inc. Class A	32,090	3,013,572
		15,943,380
TOTAL COMMON STOCKS
(Cost $172,227,296)		175,432,073

Money Market Funds - 3.3%
Fidelity Cash Central Fund 1.60% (c)
(Cost $5,944,246)	5,943,058	5,944,246
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $178,171,542)		181,376,319
NET OTHER ASSETS (LIABILITIES) - 0.0%		80,113
NET ASSETS - 100%		$181,456,432

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,222,787 or 1.8% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$146,977
Fidelity Securities Lending Cash Central Fund	33,372
Total	$180,349

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$175,432,073	$172,209,286	$3,222,787	$--
Money Market Funds	5,944,246	5,944,246	--	--
Total Investments in Securities:	$181,376,319	$178,153,532	$3,222,787	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.6%
Ireland	11.1%
Switzerland	4.0%
Brazil	2.3%
Netherlands	1.8%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Environment and Alternative Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $172,227,296)	$175,432,073
Fidelity Central Funds (cost $5,944,246)	5,944,246
Total Investment in Securities (cost $178,171,542)		$181,376,319
Cash		310
Receivable for fund shares sold		391,521
Dividends receivable		676,197
Distributions receivable from Fidelity Central Funds		7,896
Prepaid expenses		1,325
Other receivables		3,541
Total assets		182,457,109
Liabilities
Payable for fund shares redeemed	$833,599
Accrued management fee	89,206
Other affiliated payables	41,668
Other payables and accrued expenses	36,204
Total liabilities		1,000,677
Net Assets		$181,456,432
Net Assets consist of:
Paid in capital		$166,272,781
Total accumulated earnings (loss)		15,183,651
Net Assets		$181,456,432
Net Asset Value, offering price and redemption price per share ($181,456,432 ÷ 7,622,919 shares)		$23.80

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$3,273,149
Income from Fidelity Central Funds (including $33,372 from security lending)		180,349
Total income		3,453,498
Expenses
Management fee	$957,447
Transfer agent fees	401,265
Accounting and security lending fees	69,643
Custodian fees and expenses	10,520
Independent trustees' fees and expenses	941
Registration fees	32,731
Audit	51,555
Legal	238
Interest	1,861
Miscellaneous	1,279
Total expenses before reductions	1,527,480
Expense reductions	(11,107)
Total expenses after reductions		1,516,373
Net investment income (loss)		1,937,125
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,963,246
Fidelity Central Funds	310
Foreign currency transactions	2,966
Total net realized gain (loss)		11,966,522
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(20,696,524)
Assets and liabilities in foreign currencies	(1,513)
Total change in net unrealized appreciation (depreciation)		(20,698,037)
Net gain (loss)		(8,731,515)
Net increase (decrease) in net assets resulting from operations		$(6,794,390)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,937,125	$1,466,779
Net realized gain (loss)	11,966,522	7,646,839
Change in net unrealized appreciation (depreciation)	(20,698,037)	(8,828,163)
Net increase (decrease) in net assets resulting from operations	(6,794,390)	285,455
Distributions to shareholders	(4,290,450)	(8,454,008)
Share transactions
Proceeds from sales of shares	109,059,408	40,206,295
Reinvestment of distributions	4,066,285	7,969,907
Cost of shares redeemed	(81,544,645)	(67,430,135)
Net increase (decrease) in net assets resulting from share transactions	31,581,048	(19,253,933)
Total increase (decrease) in net assets	20,496,208	(27,422,486)
Net Assets
Beginning of period	160,960,224	188,382,710
End of period	$181,456,432	$160,960,224
Other Information
Shares
Sold	4,278,847	1,651,291
Issued in reinvestment of distributions	156,342	340,861
Redeemed	(3,270,425)	(2,693,678)
Net increase (decrease)	1,164,764	(701,526)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Environment and Alternative Energy Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$24.92	$26.31	$23.89	$18.20	$20.94
Income from Investment Operations
Net investment income (loss)B	.27	.24	.27	.20	.17
Net realized and unrealized gain (loss)	(.81)	(.25)	3.83	5.78	(2.34)
Total from investment operations	(.54)	(.01)	4.10	5.98	(2.17)
Distributions from net investment income	(.23)	(.22)	(.22)	(.16)	(.13)
Distributions from net realized gain	(.35)	(1.16)	(1.46)	(.13)	(.44)
Total distributions	(.58)	(1.38)	(1.68)	(.29)	(.57)
Redemption fees added to paid in capitalB	–	–	–C	–C	–C
Net asset value, end of period	$23.80	$24.92	$26.31	$23.89	$18.20
Total ReturnD	(2.35)%	.39%	17.73%	33.02%	(10.63)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.85%	.87%	.87%	.94%	.95%
Expenses net of fee waivers, if any	.85%	.87%	.87%	.94%	.95%
Expenses net of all reductions	.85%	.87%	.86%	.94%	.95%
Net investment income (loss)	1.08%	.96%	1.07%	.94%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$181,456	$160,960	$188,383	$137,674	$73,432
Portfolio turnover rateG	49%	62%	47%	82%	20%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Industrials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Industrials Portfolio	(1.82)%	5.36%	11.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Industrials Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$29,058	Industrials Portfolio
$32,918	S&P 500® Index

Industrials Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Janet Glazer:  For the fiscal year, the fund returned -1.82%, lagging the -0.70% return of the MSCI U.S. IMI Industrials 25/50 Index, and well behind the S&P 500®. Versus the MSCI sector index, an underweighting and weak stock selection in research & consulting services notably detracted from fund performance. Positioning in environmental & facilities services and in trading companies & distributors also weighed on the fund’s relative result. Fortive, one of the fund’s larger overweightings, was our biggest detractor. During this period of uncertainty about trade with China and the coronavirus outbreak, shares of this provider of professional instrumentation equipment, fuel-management systems and automotive-diagnostic equipment returned -15%. TriNet Group (-14%), a position I began building in the summer, also detracted. The company provides payroll and other human resources services. HD Supply Holdings (-14%) also weighed on our relative result. Conversely, solid picks and an overweighting in aerospace & defense bolstered the fund’s performance, as did positioning in industrial conglomerates and industrial machinery. At the stock level, minimal exposure to industrial conglomerate 3M (-21%) made this lagging benchmark component our top relative contributor. I sold our position here in May. However, later in the period, I established a slightly overweighted position in the stock, as I thought most of the bad news was already reflected in its valuation. In the aerospace & defense segment, overweighting TransDigm Group (+44%) was timely.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Industrials Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Roper Technologies, Inc.	8.0
AMETEK, Inc.	6.0
Fortive Corp.	5.4
Honeywell International, Inc.	5.4
General Electric Co.	5.1
Union Pacific Corp.	4.9
ITT, Inc.	4.3
TransDigm Group, Inc.	3.9
Ingersoll-Rand PLC	3.5
3M Co.	3.5
50.0

Top Industries (% of fund's net assets)

As of February 29, 2020
Machinery	22.7%
Industrial Conglomerates	22.0%
Aerospace & Defense	17.6%
Road & Rail	12.8%
Electrical Equipment	9.7%
All Others*	15.2%

* Includes short-term investments and net other assets (liabilities).

Industrials Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Aerospace & Defense - 17.6%
Aerospace & Defense - 17.6%
General Dynamics Corp.	5,235	$835,977
Harris Corp.	36,162	7,150,312
HEICO Corp. Class A	81,420	7,191,829
Lockheed Martin Corp.	21,206	7,843,463
Northrop Grumman Corp.	31,799	10,456,783
Raytheon Co.	29,682	5,596,838
Teledyne Technologies, Inc. (a)	30,903	10,424,200
The Boeing Co.	31,349	8,624,423
TransDigm Group, Inc.	37,127	20,709,812
United Technologies Corp.	107,361	14,020,273
		92,853,910
Air Freight & Logistics - 2.4%
Air Freight & Logistics - 2.4%
XPO Logistics, Inc. (a)	172,100	12,730,237
Building Products - 2.4%
Building Products - 2.4%
Allegion PLC	18,800	2,161,812
Fortune Brands Home & Security, Inc.	168,300	10,392,525
		12,554,337
Commercial Services & Supplies - 3.5%
Diversified Support Services - 1.4%
Cintas Corp.	11,108	2,962,948
Copart, Inc. (a)	51,600	4,359,168
		7,322,116
Environmental & Facility Services - 2.1%
Waste Connection, Inc. (United States)	116,026	11,195,349

TOTAL COMMERCIAL SERVICES & SUPPLIES		18,517,465

Construction & Engineering - 1.8%
Construction & Engineering - 1.8%
AECOM (a)	174,200	7,828,548
Jacobs Engineering Group, Inc.	19,500	1,800,630
		9,629,178
Electrical Equipment - 9.7%
Electrical Components & Equipment - 9.7%
AMETEK, Inc.	368,046	31,651,956
Eaton Corp. PLC	64,600	5,860,512
nVent Electric PLC	140,700	3,378,207
Regal Beloit Corp.	122,000	9,472,080
Vertiv Holdings LLC (b)	61,271	722,385
		51,085,140
Electronic Equipment & Components - 0.3%
Electronic Equipment & Instruments - 0.3%
Hexagon AB (B Shares)	32,400	1,745,360
Industrial Conglomerates - 22.0%
Industrial Conglomerates - 22.0%
3M Co.	124,700	18,610,228
General Electric Co.	2,475,637	26,934,931
Honeywell International, Inc.	175,998	28,541,596
Roper Technologies, Inc.	120,968	42,544,444
		116,631,199
Life Sciences Tools & Services - 0.7%
Life Sciences Tools & Services - 0.7%
Thermo Fisher Scientific, Inc.	12,600	3,664,080
Machinery - 22.7%
Industrial Machinery - 22.7%
Colfax Corp. (a)	17,600	589,072
Evoqua Water Technologies Corp. (a)	40,600	851,382
Fortive Corp.	412,701	28,542,401
Gardner Denver Holdings, Inc.	212,164	6,956,858
IDEX Corp.	76,407	11,308,236
Illinois Tool Works, Inc.	65,000	10,905,700
Ingersoll-Rand PLC	144,965	18,706,284
ITT, Inc.	379,950	22,853,993
Nordson Corp.	71,500	10,388,950
Parker Hannifin Corp.	29,800	5,506,146
Rexnord Corp.	16,749	488,401
Xylem, Inc.	39,400	3,047,196
		120,144,619
Professional Services - 3.6%
Human Resource & Employment Services - 0.1%
TriNet Group, Inc. (a)	9,522	503,333
Research & Consulting Services - 3.5%
Clarivate Analytics PLC (a)	232,200	4,722,948
Equifax, Inc.	96,359	13,686,832
		18,409,780

TOTAL PROFESSIONAL SERVICES		18,913,113

Road & Rail - 12.8%
Railroads - 10.3%
CSX Corp.	79,105	5,572,947
Kansas City Southern	67,400	10,155,832
Norfolk Southern Corp.	70,909	12,930,256
Union Pacific Corp.	163,121	26,068,367
		54,727,402
Trucking - 2.5%
Knight-Swift Transportation Holdings, Inc. Class A	261,713	8,359,113
Saia, Inc. (a)	53,200	4,644,892
		13,004,005

TOTAL ROAD & RAIL		67,731,407

Trading Companies & Distributors - 0.2%
Trading Companies & Distributors - 0.2%
HD Supply Holdings, Inc. (a)	33,366	1,268,575
TOTAL COMMON STOCKS
(Cost $461,374,330)		527,468,620

Money Market Funds - 0.1%
Fidelity Cash Central Fund 1.60% (c)
(Cost $485,875)	485,777	485,875
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $461,860,205)		527,954,495
NET OTHER ASSETS (LIABILITIES) - 0.2%		1,068,512
NET ASSETS - 100%		$529,023,007

Legend

 (a) Non-income producing

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $722,385 or 0.1% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Vertiv Holdings LLC	2/6/20	$612,710

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$67,302
Fidelity Securities Lending Cash Central Fund	3,621
Total	$70,923

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$527,468,620	$525,723,260	$1,745,360	$--
Money Market Funds	485,875	485,875	--	--
Total Investments in Securities:	$527,954,495	$526,209,135	$1,745,360	$--

See accompanying notes which are an integral part of the financial statements.

Industrials Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $461,374,330)	$527,468,620
Fidelity Central Funds (cost $485,875)	485,875
Total Investment in Securities (cost $461,860,205)		$527,954,495
Receivable for investments sold		24,729,654
Receivable for fund shares sold		456,197
Dividends receivable		1,004,456
Distributions receivable from Fidelity Central Funds		1,904
Prepaid expenses		7,272
Other receivables		95,944
Total assets		554,249,922
Liabilities
Payable for investments purchased	$21,714,430
Payable for fund shares redeemed	3,017,987
Accrued management fee	268,352
Other affiliated payables	97,983
Other payables and accrued expenses	128,163
Total liabilities		25,226,915
Net Assets		$529,023,007
Net Assets consist of:
Paid in capital		$452,010,799
Total accumulated earnings (loss)		77,012,208
Net Assets		$529,023,007
Net Asset Value, offering price and redemption price per share ($529,023,007 ÷ 16,581,444 shares)		$31.90

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$8,420,826
Special dividends		1,047,000
Income from Fidelity Central Funds (including $3,621 from security lending)		70,923
Total income		9,538,749
Expenses
Management fee	$3,270,932
Transfer agent fees	1,019,575
Accounting and security lending fees	225,172
Custodian fees and expenses	13,976
Independent trustees' fees and expenses	3,332
Registration fees	34,021
Audit	43,835
Legal	2,385
Interest	322
Miscellaneous	5,806
Total expenses before reductions	4,619,356
Expense reductions	(40,837)
Total expenses after reductions		4,578,519
Net investment income (loss)		4,960,230
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	39,874,446
Redemptions in-kind with affiliated entities	4,051,467
Fidelity Central Funds	957
Foreign currency transactions	(976)
Total net realized gain (loss)		43,925,894
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(55,478,286)
Assets and liabilities in foreign currencies	(6)
Total change in net unrealized appreciation (depreciation)		(55,478,292)
Net gain (loss)		(11,552,398)
Net increase (decrease) in net assets resulting from operations		$(6,592,168)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,960,230	$6,617,484
Net realized gain (loss)	43,925,894	96,502,940
Change in net unrealized appreciation (depreciation)	(55,478,292)	(119,039,649)
Net increase (decrease) in net assets resulting from operations	(6,592,168)	(15,919,225)
Distributions to shareholders	(24,419,475)	(65,750,180)
Share transactions
Proceeds from sales of shares	75,905,271	81,696,031
Reinvestment of distributions	22,923,326	62,911,721
Cost of shares redeemed	(171,263,736)	(507,418,619)
Net increase (decrease) in net assets resulting from share transactions	(72,435,139)	(362,810,867)
Total increase (decrease) in net assets	(103,446,782)	(444,480,272)
Net Assets
Beginning of period	632,469,789	1,076,950,061
End of period	$529,023,007	$632,469,789
Other Information
Shares
Sold	2,169,004	2,374,933
Issued in reinvestment of distributions	650,311	1,933,852
Redeemed	(4,925,986)	(14,757,500)
Net increase (decrease)	(2,106,671)	(10,448,715)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Industrials Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$33.84	$36.96	$33.72	$28.10	$32.69
Income from Investment Operations
Net investment income (loss)B	.28C	.32	.21	.26	.24
Net realized and unrealized gain (loss)	(.76)	(.70)	4.95	6.76	(2.90)
Total from investment operations	(.48)	(.38)	5.16	7.02	(2.66)
Distributions from net investment income	(.24)	(.25)	(.22)	(.19)	(.20)
Distributions from net realized gain	(1.23)	(2.49)	(1.71)	(1.21)	(1.73)
Total distributions	(1.46)D	(2.74)	(1.92)E	(1.40)	(1.93)
Redemption fees added to paid in capitalB	–	–	–	–F	–F
Net asset value, end of period	$31.90	$33.84	$36.96	$33.72	$28.10
Total ReturnG	(1.82)%	(.45)%	15.73%	25.18%	(8.29)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.76%	.76%	.77%	.77%	.77%
Expenses net of fee waivers, if any	.76%	.76%	.77%	.77%	.76%
Expenses net of all reductions	.75%	.75%	.77%	.77%	.76%
Net investment income (loss)	.81%C	.92%	.60%	.83%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$529,023	$632,470	$1,076,950	$1,006,420	$978,550
Portfolio turnover rateJ	143%K	88%K	64%L	62%K	75%K

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

 D Total distributions of $1.46 per share is comprised of distributions from net investment income of $.235 and distributions from net realized gain of $1.229 per share.

 E Total distributions of $1.92 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $1.705 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Transportation Portfolio	(10.49)%	3.11%	12.17%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Transportation Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$31,531	Transportation Portfolio
$32,918	S&P 500® Index

Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Matthew Moulis:  For the fiscal year, the fund returned -10.49%, trailing the -7.95% result of the MSCI U.S. IMI Transportation 25/50 Index, and well behind the S&P 500®. Versus the MSCI industry index, security selection and an underweighting in the trucking group hurt fund performance most the past 12 months. Stock picks among airlines also weighed on the fund’s relative result. Looking at individual holdings, the fund’s top-two relative detractors were underweighted positions in Old Dominion Freight Lines (+6%) – which I bought and then sold for a profit during the period – as well as XPO Logistics (-1%), both of which rely on less-than-truckload (LTL) hauling for most of their business. Untimely positioning in trucking stock J.B. Hunt Transport Services (-8%) during the first half of the period also detracted, as did the portfolio's larger-than-index stake in SkyWest Airlines (-16%), a well-run regional air carrier headquartered in Utah. Conversely, investment choices in railroads notably lifted the fund’s relative return this period. Non-index exposure to the extremely strong-performing diversified support services category also helped. Railroad Genesee & Wyoming (+36%) – long a fund overweighting – contributed to the fund's relative result more than any other holding. On the last day of June, news broke that Toronto-based investment company Brookfield Asset Management planned to buy the company, sending the share price higher. The deal closed at the end of 2019. An overweight position in Kansas City Southern (+40%), a north-south rail carrier connecting the U.S. with Mexico, also lifted relative performance. Lastly, timely ownership of United Parcel Service (-15%), the fund’s second-largest holding during the period, also paid off.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Transportation Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Union Pacific Corp.	18.4
United Parcel Service, Inc. Class B	9.3
CSX Corp.	8.1
Norfolk Southern Corp.	6.8
Kansas City Southern	5.8
FedEx Corp.	5.2
United Airlines Holdings, Inc.	4.7
SkyWest, Inc.	4.5
Expeditors International of Washington, Inc.	3.6
Southwest Airlines Co.	3.2
69.6

Top Industries (% of fund's net assets)

As of February 29, 2020
Road & Rail	50.9%
Air Freight & Logistics	22.9%
Airlines	17.0%
Marine	2.3%
Trading Companies & Distributors	1.3%
All Others*	5.6%

* Includes short-term investments and net other assets (liabilities).

Transportation Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Aerospace & Defense - 0.4%
Aerospace & Defense - 0.4%
Bombardier, Inc. Class B (sub. vtg.) (a)	815,600	$583,331
Moog, Inc. Class A	8,400	647,808
		1,231,139
Air Freight & Logistics - 22.9%
Air Freight & Logistics - 22.9%
Air Transport Services Group, Inc. (a)(b)	44,900	803,710
Atlas Air Worldwide Holdings, Inc. (a)	7,300	195,056
C.H. Robinson Worldwide, Inc.	73,696	5,077,654
Echo Global Logistics, Inc. (a)	121,500	2,241,675
Expeditors International of Washington, Inc.	159,500	11,231,990
FedEx Corp.	114,450	16,156,907
Forward Air Corp.	55,100	3,251,451
Hub Group, Inc. Class A (a)	37,700	1,742,871
United Parcel Service, Inc. Class B	319,074	28,873,006
XPO Logistics, Inc. (a)	20,600	1,523,782
		71,098,102
Airlines - 17.0%
Airlines - 17.0%
Alaska Air Group, Inc.	79,200	3,996,432
American Airlines Group, Inc. (b)	196,600	3,745,230
Delta Air Lines, Inc.	89,602	4,133,340
Hawaiian Holdings, Inc. (b)	41,200	860,256
JetBlue Airways Corp. (a)(b)	62,900	992,562
SkyWest, Inc.	305,900	13,887,860
Southwest Airlines Co.	217,500	10,046,325
Spirit Airlines, Inc. (a)	19,293	548,886
United Airlines Holdings, Inc.(a)	237,500	14,627,625
		52,838,516
Commercial Services & Supplies - 0.9%
Diversified Support Services - 0.9%
Boyd Group Services, Inc.	17,500	2,737,940
Internet & Direct Marketing Retail - 0.3%
Internet & Direct Marketing Retail - 0.3%
Points International Ltd. (a)	48,700	771,408
IT Services - 0.6%
IT Consulting & Other Services - 0.6%
CACI International, Inc. Class A (a)	7,300	1,788,646
Marine - 2.3%
Marine - 2.3%
A.P. Moller - Maersk A/S Series A	1,000	948,283
Kirby Corp. (a)	76,100	4,851,375
Matson, Inc.	38,995	1,295,024
		7,094,682
Professional Services - 0.1%
Research & Consulting Services - 0.1%
FTI Consulting, Inc. (a)	3,100	349,029
Road & Rail - 50.9%
Railroads - 39.1%
CSX Corp.	355,646	25,055,261
Kansas City Southern	119,100	17,945,988
Norfolk Southern Corp.	116,250	21,198,188
Union Pacific Corp.	358,295	57,259,122
		121,458,559
Trucking - 11.8%
AMERCO	14,100	4,547,391
Avis Budget Group, Inc. (a)	47,500	1,537,813
Covenant Transport Group, Inc. Class A (a)	36,929	446,841
Hertz Global Holdings, Inc. (a)(b)	81,491	1,042,270
J.B. Hunt Transport Services, Inc.	54,900	5,294,556
Knight-Swift Transportation Holdings, Inc. Class A	131,500	4,200,110
Landstar System, Inc.	62,600	6,320,722
Lyft, Inc.	52,700	2,008,924
Marten Transport Ltd.	52,951	1,034,663
Ryder System, Inc.	110,425	4,200,567
TFI International, Inc.	73,200	2,257,761
TFI International, Inc.	43,000	1,335,150
U.S. Xpress Enterprises, Inc. (a)(b)	18,084	77,942
U.S.A. Truck, Inc. (a)	6,148	30,832
Universal Logistics Holdings, Inc.	48,700	750,467
Werner Enterprises, Inc.	44,083	1,481,189
		36,567,198

TOTAL ROAD & RAIL		158,025,757

Software - 0.7%
Application Software - 0.7%
Descartes Systems Group, Inc. (Canada) (a)	13,200	548,062
j2 Global, Inc.	19,400	1,694,202
		2,242,264
Trading Companies & Distributors - 1.3%
Trading Companies & Distributors - 1.3%
AerCap Holdings NV (a)	63,500	3,307,080
Willis Lease Finance Corp. (a)	12,500	708,750
		4,015,830
Transportation Infrastructure - 1.3%
Airport Services - 1.3%
Macquarie Infrastructure Co. LLC	105,100	4,125,175
TOTAL COMMON STOCKS
(Cost $218,536,324)		306,318,488

Money Market Funds - 2.5%
Fidelity Cash Central Fund 1.60% (c)	4,891,251	4,892,230
Fidelity Securities Lending Cash Central Fund 1.60% (c)(d)	2,828,455	2,828,738
TOTAL MONEY MARKET FUNDS
(Cost $7,720,968)		7,720,968
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $226,257,292)		314,039,456
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(3,598,515)
NET ASSETS - 100%		$310,440,941

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$270,538
Fidelity Securities Lending Cash Central Fund	9,301
Total	$279,839

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$306,318,488	$305,370,205	$948,283	$--
Money Market Funds	7,720,968	7,720,968	--	--
Total Investments in Securities:	$314,039,456	$313,091,173	$948,283	$--

See accompanying notes which are an integral part of the financial statements.

Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $2,608,018) — See accompanying schedule: Unaffiliated issuers (cost $218,536,324)	$306,318,488
Fidelity Central Funds (cost $7,720,968)	7,720,968
Total Investment in Securities (cost $226,257,292)		$314,039,456
Receivable for investments sold		3,567,476
Receivable for fund shares sold		299,511
Dividends receivable		1,012,633
Distributions receivable from Fidelity Central Funds		13,180
Prepaid expenses		3,573
Other receivables		3,549
Total assets		318,939,378
Liabilities
Payable for investments purchased	$2,801,980
Payable for fund shares redeemed	2,601,621
Accrued management fee	161,449
Other affiliated payables	70,566
Other payables and accrued expenses	34,146
Collateral on securities loaned	2,828,675
Total liabilities		8,498,437
Net Assets		$310,440,941
Net Assets consist of:
Paid in capital		$199,542,458
Total accumulated earnings (loss)		110,898,483
Net Assets		$310,440,941
Net Asset Value, offering price and redemption price per share ($310,440,941 ÷ 3,780,434 shares)		$82.12

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$7,040,748
Income from Fidelity Central Funds (including $9,301 from security lending)		279,839
Total income		7,320,587
Expenses
Management fee	$2,190,740
Transfer agent fees	793,927
Accounting and security lending fees	159,338
Custodian fees and expenses	7,023
Independent trustees' fees and expenses	2,281
Registration fees	31,961
Audit	46,496
Legal	2,830
Miscellaneous	3,231
Total expenses before reductions	3,237,827
Expense reductions	(16,590)
Total expenses after reductions		3,221,237
Net investment income (loss)		4,099,350
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	27,950,325
Fidelity Central Funds	63
Foreign currency transactions	(18,066)
Total net realized gain (loss)		27,932,322
Change in net unrealized appreciation (depreciation) on investment securities		(68,395,892)
Net gain (loss)		(40,463,570)
Net increase (decrease) in net assets resulting from operations		$(36,364,220)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,099,350	$4,120,803
Net realized gain (loss)	27,932,322	35,678,195
Change in net unrealized appreciation (depreciation)	(68,395,892)	(13,313,644)
Net increase (decrease) in net assets resulting from operations	(36,364,220)	26,485,354
Distributions to shareholders	(16,996,996)	(46,373,355)
Share transactions
Proceeds from sales of shares	36,956,264	101,838,716
Reinvestment of distributions	16,103,156	43,939,054
Cost of shares redeemed	(140,448,927)	(186,853,315)
Net increase (decrease) in net assets resulting from share transactions	(87,389,507)	(41,075,545)
Total increase (decrease) in net assets	(140,750,723)	(60,963,546)
Net Assets
Beginning of period	451,191,664	512,155,210
End of period	$310,440,941	$451,191,664
Other Information
Shares
Sold	396,518	1,020,111
Issued in reinvestment of distributions	168,242	490,031
Redeemed	(1,513,069)	(1,950,861)
Net increase (decrease)	(948,309)	(440,719)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Transportation Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$95.41	$99.07	$92.98	$73.25	$94.04
Income from Investment Operations
Net investment income (loss)B	.93	.85	.78	.63	.50
Net realized and unrealized gain (loss)	(10.43)	5.05	10.83	20.86	(15.81)
Total from investment operations	(9.50)	5.90	11.61	21.49	(15.31)
Distributions from net investment income	(1.10)	(.78)	(.67)	(.38)	(.52)
Distributions from net realized gain	(2.70)	(8.78)	(4.85)	(1.39)	(4.95)
Total distributions	(3.79)C	(9.56)	(5.52)	(1.77)	(5.48)D
Redemption fees added to paid in capitalB	–	–	–E	.01	–E
Net asset value, end of period	$82.12	$95.41	$99.07	$92.98	$73.25
Total ReturnF	(10.49)%	6.85%	12.48%	29.40%	(16.28)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.79%	.79%	.80%	.83%	.81%
Expenses net of fee waivers, if any	.79%	.79%	.80%	.83%	.81%
Expenses net of all reductions	.79%	.78%	.80%	.82%	.80%
Net investment income (loss)	1.00%	.87%	.80%	.76%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$310,441	$451,192	$512,155	$643,067	$408,171
Portfolio turnover rateI	78%	58%	47%	104%	80%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $3.79 per share is comprised of distributions from net investment income of $1.097 and distributions from net realized gain of $2.695 per share.

 D Total distributions of $5.48 per share is comprised of distributions from net investment income of $.521 and distributions from net realized gain of $4.954 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2020

1. Organization.

Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrials Portfolio, and Transportation Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2020 is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in each Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in each accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Defense and Aerospace Portfolio	$99,240
Industrials Portfolio	89,835

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2020, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in kind, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Air Transportation Portfolio	$198,021,662	$47,561,170	$(23,074,923)	$24,486,247
Defense and Aerospace Portfolio	2,060,880,472	818,492,873	(149,407,740)	669,085,133
Environment and Alternative Energy Portfolio	178,329,548	20,227,558	(17,180,787)	3,046,771
Industrials Portfolio	467,592,576	85,718,837	(25,356,918)	60,361,919
Transportaion Portfolio	228,129,620	107,787,949	(21,878,113)	85,909,836

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Air Transportation Portfolio	$1,273,382	$4,014,906	$ 24,486,247
Defense and Aerospace Portfolio	7,562,332	44,730,668	669,097,898
Environment and Alternative Energy Portfolio	3,485,606	8,654,086	3,043,958
Industrials Portfolio	1,046,826	15,693,330	60,361,887
Transportation Portfolio	589,980	24,398,667	85,909,836

The tax character of distributions paid was as follows:

February 29, 2020
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$6,970,913	$19,398,233	$26,369,146
Defense and Aerospace Portfolio	36,154,792	43,135,663	79,290,455
Environment and Alternative Energy Portfolio	1,647,024	2,643,426	4,290,450
Industrials Portfolio	3,927,627	20,491,848	24,419,475
Transportation Portfolio	4,619,486	12,377,510	16,996,996

February 28, 2019
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$9,453,579	$26,201,948	$35,655,527
Defense and Aerospace Portfolio	46,737,621	211,813,331	258,550,952
Environment and Alternative Energy Portfolio	2,257,022	6,196,986	8,454,008
Industrials Portfolio	11,514,105	54,236,075	65,750,180
Transportation Portfolio	5,383,802	40,989,553	46,373,355

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Air Transportation Portfolio	264,464,598	313,607,315
Defense and Aerospace Portfolio	1,199,400,757	1,147,056,209
Environment and Alternative Energy Portfolio	113,360,072	83,477,534
Industrials Portfolio	862,918,745	937,286,457
Transportation Portfolio	306,998,705	385,822,615

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Air Transportation Portfolio	.30%	.24%	.54%
Defense and Aerospace Portfolio	.30%	.24%	.54%
Environment and Alternative Energy Portfolio	.30%	.24%	.54%
Industrials Portfolio	.30%	.24%	.54%
Transportation Portfolio	.30%	.24%	.53%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Air Transportation Portfolio	.21%
Defense and Aerospace Portfolio	.17%
Environment and Alternative Energy Portfolio	.22%
Industrials Portfolio	.17%
Transportation Portfolio	.19%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with each Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
Air Transportation Portfolio	.04
Defense and Aerospace Portfolio	.03
Environment and Alternative Energy Portfolio	.04
Industrials Portfolio	.04
Transportation Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Air Transportation Portfolio	$4,814
Defense and Aerospace Portfolio	31,166
Environment and Alternative Energy Portfolio	1,475
Industrials Portfolio	17,192
Transportation Portfolio	6,342

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, each fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each fund to borrow from, or lend money to, other participating affiliated funds. At period end, Environment and Alternative Energy Portfolio and Industrials Portfolio had no interfund loans outstanding. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the their Statements of Assets and Liabilities. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Defense and Aerospace Portfolio	Borrower	$11,497,000	1.84%	$1,172
Environment and Alternative Energy Portfolio	Borrower	$12,808,000	2.62%	$1,861
Industrials Portfolio	Borrower	$5,541,000	2.09%	$322

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 386,628 shares of the Industrials Portfolio were redeemed in-kind for investments and cash with a value of $13,207,212. The net realized gain of $4,051,467 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Industrials Portfolio recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 8,024,186 shares of Industrials Portfolio were redeemed in-kind for investments and cash with a value of $278,038,031. Industrials Portfolio had a net realized gain of $79,998,333 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Industrials Portfolio recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Air Transportation Portfolio	$749
Defense and Aerospace Portfolio	7,151
Environment and Alternative Energy Portfolio	432
Industrials Portfolio	1,553
Transportation Portfolio	1,073

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Funds. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a Fund's daily lending revenue, for its services as lending agent. The Funds may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS. Affiliated security lending activity was as follows:

Total Security Lending Income Fees Paid to NFS
Air Transportation Portfolio	$31
Defense and Aerospace Portfolio	$522
Environment and Alternative Energy Portfolio	$1,955
Industrials Portfolio	$360
Transportation Portfolio	$791

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage service rebates	Custodian credits	Transfer Agent credits
Air Transportation Portfolio	$6,634	$68	$–
Defense and Aerospace Portfolio	49,612	6,692	–
Environment and Alternative Energy Portfolio	8,977	1,221	–
Industrials Portfolio	37,139	–	218
Transportation Portfolio	14,014	93	–

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Air Transportation Portfolio	$1,759
Defense and Aerospace Portfolio	15,734
Environment and Alternative Energy Portfolio	909
Industrials Portfolio	3,480
Transportation Portfolio	2,483

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and the Shareholders of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrials Portfolio and Transportation Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrials Portfolio and Transportation Portfolio (five of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the “Funds”) as of February 29, 2020, the related statements of operations for the year ended February 29, 2020, the statements of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2020 and each of the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 9, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as a member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2019 to February 29, 2020).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioA	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period-B September 1, 2019 to February 29, 2020
Air Transportation Portfolio	.81%
Actual		$1,000.00	$859.70	$3.75
Hypothetical-C		$1,000.00	$1,020.84	$4.07
Defense and Aerospace Portfolio	.74%
Actual		$1,000.00	$921.70	$3.54
Hypothetical-C		$1,000.00	$1,021.18	$3.72
Environment and Alternative Energy Portfolio	.84%
Actual		$1,000.00	$1,004.70	$4.19
Hypothetical-C		$1,000.00	$1,020.69	$4.22
Industrials Portfolio	.75%
Actual		$1,000.00	$960.30	$3.66
Hypothetical-C		$1,000.00	$1,021.13	$3.77
Transportation Portfolio	.78%
Actual		$1,000.00	$921.90	$3.73
Hypothetical-C		$1,000.00	$1,020.98	$3.92

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Air Transportation Portfolio	04/09/20	04/08/20	$0.316	$0.995
Defense and Aerospace Portfolio	04/09/20	04/08/20	$0.050	$0.297
Environment and Alternative Energy Portfolio	04/09/20	04/08/20	$0.093	$1.638
Industrials Portfolio	04/09/20	04/08/20	$0.067	$1.001
Transportation Portfolio	04/09/20	04/08/20	$0.167	$6.875

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2020, or, if subsequently determined to be different, the net capital gain of such year.

Air Transportation Portfolio	$22,174,928
Defense and Aerospace Portfolio	$98,165,318
Environment and Alternative Energy Portfolio	$8,661,352
Industrials Portfolio	$38,982,791
Transportation Portfolio	$27,464,025

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2019	December 2019
Air Transportation Portfolio	100%	78%
Defense and Aerospace Portfolio	–	100%
Environment and Alternative Energy Portfolio	100%	100%
Industrials Portfolio	–	100%
Transportation Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2019	December 2019
Air Transportation Portfolio	100%	81%
Defense and Aerospace Portfolio	–	100%
Environment and Alternative Energy Portfolio	100%	100%
Industrials Portfolio	–	100%
Transportation Portfolio	100%	100%

The funds will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Air Transportation Portfolio
Defense and Aerospace Portfolio
Environment and Alternative Energy Portfolio
Industrials Portfolio
Transportation Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) and Fidelity SelectCo, LLC (SelectCo) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts will reflect the replacement of SelectCo with FMR and will take effect upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the Industrials Portfolio in November 2018 and December 2018. The Board will continue to monitor closely the fund's performance as the new portfolio manager(s) establishes a track record.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below.

Air Transportation Portfolio

The Board considered the fund's underperformance for different time periods ended June 30, 2019. The Board noted that the fund's underperformance has continued since the Board approved the management contract in July 2017 and January 2019. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the fund's performance more closely.

Defense and Aerospace Portfolio

The Board considered the fund’s underperformance for different time periods ended June 30, 2019. The Board noted that the fund’s underperformance has continued since the Board approved the management contract in July 2017 and January 2019. The Board’s discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund’s portfolio manager(s); broader trends in the market that may adversely impact a fund’s performance; and attribution reports on contributors to the fund’s underperformance. The Board engages with FMR on steps that might be taken to address a fund’s underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the fund’s performance more closely.

Environment and Alternative Energy Portfolio

The Board considered the fund’s underperformance for different time periods ended June 30, 2019. The Board noted that the fund’s underperformance has continued since the Board approved the management contract in July 2017 and January 2019. The Board’s discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund’s portfolio manager(s); broader trends in the market that may adversely impact a fund’s performance; and attribution reports on contributors to the fund’s underperformance. The Board engages with FMR on steps that might be taken to address a fund’s underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the fund’s performance more closely.

Industrials Portfolio

The Board considered the fund’s underperformance for different time periods ended June 30, 2019. The Board noted that the fund’s underperformance has continued since the Board approved the management contract in July 2017 and January 2019. The Board’s discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund’s portfolio manager(s); broader trends in the market that may adversely impact a fund’s performance; and attribution reports on contributors to the fund’s underperformance. The Board engages with FMR on steps that might be taken to address a fund’s underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the fund’s performance more closely.

Transportation Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Air Transportation Portfolio

Defense and Aerospace Portfolio

Environment and Alternative Energy Portfolio

Industrials Portfolio

Transportation Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Amended and Restated Contracts should be approved and each fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot not be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SELCI-ANN-0420
1.813657.115

Fidelity® Select Portfolios®
Information Technology Sector

Communications Equipment Portfolio

Computers Portfolio

IT Services Portfolio

Semiconductors Portfolio

Software and IT Services Portfolio

Technology Portfolio

Annual Report

February 29, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to shareholders
Communications Equipment Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Computers Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
IT Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Semiconductors Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Software and IT Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Technology Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to shareholders:
(No Action is Required by You)

As part of a regular review of its organizational structure, Fidelity has decided to merge certain entities to streamline operations, increase efficiency, simplify reporting, and reduce legal, compliance, and accounting complexity and costs. In separate events, Fidelity has merged four of its investment advisers and two of its broker-dealers.

Effective on or about January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to “Fidelity Management & Research Company LLC”.

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. (“FIISC”). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to “Fidelity Distributors Company LLC”.

These mergers are not expected to affect fund shareholders or Fidelity clients, nor are they expected to result in any changes to the day-to-day management of Fidelity’s brokerage services, the Fidelity funds, their investment policies and practices, their portfolio management teams, or the funds’ expenses.

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following the end of this reporting period, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Communications Equipment Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Communications Equipment Portfolio	(18.84)%	2.61%	6.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Communications Equipment Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,550	Communications Equipment Portfolio
$32,918	S&P 500® Index

Communications Equipment Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Caroline Tall:  For the fiscal year, the fund returned -18.84%, modestly behind the -18.11% result of the MSCI North America IMI + ADR Custom Communications Equipment 25/50 Linked Index, and considerably trailing the S&P 500®. Versus the MSCI industry index, out-of-index exposure to application software via our position in Pivotal Software (-47%) – which I sold – weighed on the fund’s performance most. Stock selection in the fund’s core segment of communications equipment also detracted. Along with Pivotal Software, the fund was hurt by a large underweighting in optical networking equipment maker Infinera (+33%), as well as overweights in multinational networking and telecommunications equipment supplier Ericsson (-10%), headquartered in Sweden, network hardware and software company Extreme Networks (-39%), and F5 Networks (-29%), an application-delivery services provider. In the latter two cases, untimely ownership exacerbated the impact of the stock’s decline. Conversely, the fund’s relative performance benefited from non-index allocations to the integrated telecommunication services, cable & satellite, systems software, and movies & entertainment groups. Relative performance also benefited from a cash position of roughly 1%, on average. At the stock level, underweighting Nokia (-35%) made this holding our largest individual contributor compared with the MSCI index. I’ll also mention Motorola Solutions (+18%), a provider of public safety communications networks and equipment. I significantly increased the fund’s exposure here, making Motorola Solutions the fund’s second-largest position by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Communications Equipment Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Cisco Systems, Inc.	19.0
Motorola Solutions, Inc.	14.3
Ericsson (B Shares) sponsored ADR	10.0
Ciena Corp.	6.5
F5 Networks, Inc.	4.9
Lumentum Holdings, Inc.	4.7
ViaSat, Inc.	3.9
CommScope Holding Co., Inc.	3.7
Nokia Corp. sponsored ADR	3.5
Arista Networks, Inc.	3.5
74.0

Top Industries (% of fund's net assets)

As of February 29, 2020
Communications Equipment	89.0%
Diversified Telecommunication Services	2.9%
Software	2.2%
IT Services	1.0%
All Others*	4.9%

* Includes short-term investments and net other assets (liabilities).

Communications Equipment Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value
Communications Equipment - 89.0%
Communications Equipment - 89.0%
Acacia Communications, Inc. (a)	29,366	$2,011,865
Arista Networks, Inc. (a)	26,004	5,021,892
Casa Systems, Inc. (a)	58,869	193,090
Ciena Corp. (a)	247,265	9,507,339
Cisco Systems, Inc.	690,263	27,562,200
CommScope Holding Co., Inc. (a)	484,767	5,337,285
Comtech Telecommunications Corp.	49,300	1,381,386
EchoStar Holding Corp. Class A (a)	139,168	4,859,747
Ericsson (B Shares) sponsored ADR (b)	1,803,310	14,498,612
Extreme Networks, Inc. (a)	591,691	2,976,206
F5 Networks, Inc. (a)	59,426	7,128,149
Infinera Corp. (a)	14,814	100,735
InterDigital, Inc.	18,846	996,765
Juniper Networks, Inc.	79,735	1,691,977
Lumentum Holdings, Inc. (a)	87,704	6,825,125
Motorola Solutions, Inc.	124,921	20,696,911
NetScout Systems, Inc. (a)	67,791	1,742,229
Nokia Corp. sponsored ADR	1,314,859	5,088,504
Plantronics, Inc. (b)	70,800	972,084
Sierra Wireless, Inc. (a)(b)	163,900	1,274,812
ViaSat, Inc. (a)	99,451	5,718,433
Viavi Solutions, Inc. (a)	274,212	3,616,856
		129,202,202
Diversified Telecommunication Services - 2.9%
Integrated Telecommunication Services - 2.9%
Cellnex Telecom SA (c)	37,200	1,813,658
Orange SA ADR	179,900	2,407,062
		4,220,720
Interactive Media & Services - 0.0%
Interactive Media & Services - 0.0%
Alphabet, Inc. Class A (a)	6	8,036
IT Services - 1.0%
Internet Services & Infrastructure - 1.0%
Fastly, Inc. Class A (b)	75,502	1,494,940
Software - 2.2%
Systems Software - 2.2%
Crowdstrike Holdings, Inc.	20,000	1,192,800
Rapid7, Inc. (a)	41,201	1,907,606
		3,100,406
TOTAL COMMON STOCKS
(Cost $117,451,532)		138,026,304

Money Market Funds - 6.4%
Fidelity Cash Central Fund 1.60% (d)	4,723,603	4,724,548
Fidelity Securities Lending Cash Central Fund 1.60% (d)(e)	4,503,941	4,504,391
TOTAL MONEY MARKET FUNDS
(Cost $9,228,939)		9,228,939
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $126,680,471)		147,255,243
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(2,117,814)
NET ASSETS - 100%		$145,137,429

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,813,658 or 1.2% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$64,684
Fidelity Securities Lending Cash Central Fund	209,658
Total	$274,342

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$138,026,304	$136,212,646	$1,813,658	$--
Money Market Funds	9,228,939	9,228,939	--	--
Total Investments in Securities:	$147,255,243	$145,441,585	$1,813,658	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.7%
Sweden	10.0%
Finland	3.5%
France	1.7%
Spain	1.2%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Communications Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $4,310,446) — See accompanying schedule: Unaffiliated issuers (cost $117,451,532)	$138,026,304
Fidelity Central Funds (cost $9,228,939)	9,228,939
Total Investment in Securities (cost $126,680,471)		$147,255,243
Foreign currency held at value (cost $8)		8
Receivable for investments sold		2,787,427
Receivable for fund shares sold		74,018
Dividends receivable		26,566
Distributions receivable from Fidelity Central Funds		4,922
Prepaid expenses		1,490
Other receivables		4,208
Total assets		150,153,882
Liabilities
Payable for fund shares redeemed	352,871
Accrued management fee	72,188
Other affiliated payables	34,417
Other payables and accrued expenses	50,761
Collateral on securities loaned	4,506,216
Total liabilities		5,016,453
Net Assets		$145,137,429
Net Assets consist of:
Paid in capital		$127,700,972
Total accumulated earnings (loss)		17,436,457
Net Assets		$145,137,429
Net Asset Value, offering price and redemption price per share ($145,137,429 ÷ 4,657,794 shares)		$31.16

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$2,287,763
Income from Fidelity Central Funds (including $209,658 from security lending)		274,342
Total income		2,562,105
Expenses
Management fee	$1,044,716
Transfer agent fees	403,184
Accounting and security lending fees	76,981
Custodian fees and expenses	22,539
Independent trustees' fees and expenses	1,092
Registration fees	36,298
Audit	39,436
Legal	1,527
Miscellaneous	1,545
Total expenses before reductions	1,627,318
Expense reductions	(34,329)
Total expenses after reductions		1,592,989
Net investment income (loss)		969,116
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,125,376
Fidelity Central Funds	(1,549)
Foreign currency transactions	935
Total net realized gain (loss)		4,124,762
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(42,282,916)
Assets and liabilities in foreign currencies	11
Total change in net unrealized appreciation (depreciation)		(42,282,905)
Net gain (loss)		(38,158,143)
Net increase (decrease) in net assets resulting from operations		$(37,189,027)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$969,116	$1,439,378
Net realized gain (loss)	4,124,762	5,596,798
Change in net unrealized appreciation (depreciation)	(42,282,905)	13,337,823
Net increase (decrease) in net assets resulting from operations	(37,189,027)	20,373,999
Distributions to shareholders	(9,589,306)	(15,319,912)
Share transactions
Proceeds from sales of shares	43,801,317	95,495,326
Reinvestment of distributions	9,043,238	14,435,389
Cost of shares redeemed	(79,873,603)	(105,217,924)
Net increase (decrease) in net assets resulting from share transactions	(27,029,048)	4,712,791
Total increase (decrease) in net assets	(73,807,381)	9,766,878
Net Assets
Beginning of period	218,944,810	209,177,932
End of period	$145,137,429	$218,944,810
Other Information
Shares
Sold	1,090,635	2,510,396
Issued in reinvestment of distributions	241,125	396,991
Redeemed	(2,098,473)	(2,828,010)
Net increase (decrease)	(766,713)	79,377

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Communications Equipment Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$40.36	$39.13	$34.12	$26.71	$32.99
Income from Investment Operations
Net investment income (loss)B	.19	.25	.17	.38	.31
Net realized and unrealized gain (loss)	(7.51)	3.76	5.45C	7.39	(5.64)
Total from investment operations	(7.32)	4.01	5.62	7.77	(5.33)
Distributions from net investment income	(.20)	(.17)D	(.33)	(.36)	(.30)
Distributions from net realized gain	(1.69)	(2.61)D	(.28)	–	(.65)
Total distributions	(1.88)E	(2.78)	(.61)	(.36)	(.95)
Redemption fees added to paid in capitalB	–	–	–F	–F	–F
Net asset value, end of period	$31.16	$40.36	$39.13	$34.12	$26.71
Total ReturnG	(18.84)%	11.11%	16.71%C	29.24%	(16.38)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.83%	.84%	.85%	.88%	.90%
Expenses net of fee waivers, if any	.83%	.84%	.85%	.88%	.89%
Expenses net of all reductions	.82%	.83%	.85%	.88%	.89%
Net investment income (loss)	.50%	.66%	.48%	1.27%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$145,137	$218,945	$209,178	$204,651	$169,455
Portfolio turnover rateJ	108%	71%	56%	38%	30%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been 16.67%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $1.88 per share is comprised of distributions from net investment income of $.197 and distributions from net realized gain of $1.687 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Computers Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Computers Portfolio	17.80%	10.42%	13.37%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Computers Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$35,084	Computers Portfolio
$32,918	S&P 500® Index

Computers Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Caroline Tall:  For the fiscal year, the fund gained 17.80%, handily topping the 12.91% advance of the FactSet Computers and Peripherals Linked Index, and also outpacing the S&P 500®. Versus the FactSet industry index, stock selection and an underweighting in our core segment of technology hardware, storage & peripherals contributed most. Non-index exposure to systems software, semiconductor equipment, and data processing & outsourced services also boosted the fund’s relative result. Electronics for Imaging was one of the fund’s top individual relative contributors, gaining 36% while held in the portfolio. Shares of the digital printing firm bolted higher in April, after private-equity firm Siris Capital Group said it planned to buy the company for $37 per share. I sold the stock soon after this news to look for other opportunities. A meaningful non-index stake in Microsoft (+48%) also was timely, and overweighting Apple (+60%), the fund’s second-largest holding at period end, also paid off. Conversely, non-index allocations to weak-performing application software and communications equipment stocks detracted, as did an underweighting in the strong-performing consumer electronics segment. Among individual holdings, the largest relative detractor was Pure Storage (-22%). Shares of the flash-storage company hit the skids in May, after the company reported a higher-than-expected quarterly loss and lowered its full-year financial guidance. Untimely positioning in index heavyweight Sony (+29%) also weighed on the fund’s relative performance, and an out-of-index stake in Pivotal Software (-46%), which I established in April, detracted as well. I exited the position in Pivotal Software by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Computers Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Samsung Electronics Co. Ltd.	17.3
Apple, Inc.	16.4
Sony Corp.	16.0
HP, Inc.	4.9
Xiaomi Corp. Class B	4.4
Western Digital Corp.	4.1
Alphabet, Inc. Class A	3.2
Xerox Holdings Corp.	3.1
Logitech International SA (Reg.)	2.9
Mellanox Technologies Ltd.	2.8
75.1

Top Industries (% of fund's net assets)

As of February 29, 2020
Technology Hardware, Storage & Peripherals	67.3%
Household Durables	16.0%
Interactive Media & Services	4.4%
Software	3.1%
Semiconductors & Semiconductor Equipment	2.8%
All Others*	6.4%

* Includes short-term investments and net other assets (liabilities).

Computers Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 100.5%
	Shares	Value
Electronic Equipment & Components - 2.1%
Electronic Components - 2.1%
Kyocera Corp.	176,144	$11,098,411
Household Durables - 16.0%
Consumer Electronics - 16.0%
Sony Corp.	1,386,545	85,477,562
Interactive Media & Services - 4.4%
Interactive Media & Services - 4.4%
Alphabet, Inc. Class A (a)	12,713	17,025,885
Tencent Holdings Ltd. sponsored ADR	126,664	6,288,868
		23,314,753
Internet & Direct Marketing Retail - 0.7%
Internet & Direct Marketing Retail - 0.7%
MercadoLibre, Inc. (a)	5,888	3,627,185
Machinery - 1.8%
Industrial Machinery - 1.8%
Kornit Digital Ltd. (a)(b)	244,639	9,748,864
Road & Rail - 1.4%
Trucking - 1.4%
Lyft, Inc.	179,246	6,832,858
Uber Technologies, Inc.	19,769	669,576
		7,502,434
Semiconductors & Semiconductor Equipment - 2.8%
Semiconductors - 2.8%
Mellanox Technologies Ltd. (a)	126,147	15,064,475
Software - 3.1%
Systems Software - 3.1%
Microsoft Corp.	65,460	10,605,175
Nortonlifelock, Inc.	312,474	5,946,380
		16,551,555
Technology Hardware, Storage & Peripherals - 67.3%
Technology Hardware, Storage & Peripherals - 67.3%
Apple, Inc.	319,874	87,440,757
Canon, Inc.	558,445	14,054,549
Dell Technologies, Inc. (a)	70,623	2,857,407
Diebold Nixdorf, Inc. (a)	872	6,121
Fujifilm Holdings Corp.	227,069	11,109,245
Hewlett Packard Enterprise Co.	589,818	7,543,772
HP, Inc.	1,262,360	26,244,464
Logitech International SA (Reg.)	399,021	15,476,214
NetApp, Inc.	267,788	12,511,055
Pure Storage, Inc. Class A (a)	732,257	11,174,242
Quanta Computer, Inc.	3,516,011	7,131,387
Samsung Electronics Co. Ltd.	2,047,004	92,390,133
Seagate Technology LLC	209,882	10,063,842
Western Digital Corp.	389,561	21,644,009
Xerox Holdings Corp.	505,241	16,268,760
Xiaomi Corp. Class B (a)(c)	14,600,606	23,525,800
		359,441,757
Wireless Telecommunication Services - 0.9%
Wireless Telecommunication Services - 0.9%
SoftBank Group Corp.	100,000	4,645,832
TOTAL COMMON STOCKS
(Cost $396,966,253)		536,472,828

Money Market Funds - 0.2%
Fidelity Securities Lending Cash Central Fund 1.60% (d)(e)
(Cost $975,665)	975,567	975,665
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $397,941,918)		537,448,493
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(3,655,934)
NET ASSETS - 100%		$533,792,559

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,525,800 or 4.4% of net assets.

 (d) Investment made with cash collateral received from securities on loan.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$135,297
Fidelity Securities Lending Cash Central Fund	49,592
Total	$184,889

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$536,472,828	$409,687,284	$126,785,544	$--
Money Market Funds	975,665	975,665	--	--
Total Investments in Securities:	$537,448,493	$410,662,949	$126,785,544	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	42.7%
Japan	23.7%
Korea (South)	17.3%
Cayman Islands	5.6%
Israel	4.6%
Switzerland	2.9%
Ireland	1.9%
Taiwan	1.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Computers Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $984,295) — See accompanying schedule: Unaffiliated issuers (cost $396,966,253)	$536,472,828
Fidelity Central Funds (cost $975,665)	975,665
Total Investment in Securities (cost $397,941,918)		$537,448,493
Receivable for investments sold		3,247,704
Receivable for fund shares sold		214,188
Dividends receivable		881,072
Distributions receivable from Fidelity Central Funds		8,446
Prepaid expenses		3,784
Other receivables		174,745
Total assets		541,978,432
Liabilities
Payable to custodian bank	$492,158
Payable for fund shares redeemed	6,264,080
Accrued management fee	268,812
Other affiliated payables	91,687
Other payables and accrued expenses	93,486
Collateral on securities loaned	975,650
Total liabilities		8,185,873
Net Assets		$533,792,559
Net Assets consist of:
Paid in capital		$372,543,005
Total accumulated earnings (loss)		161,249,554
Net Assets		$533,792,559
Net Asset Value, offering price and redemption price per share ($533,792,559 ÷ 6,788,027 shares)		$78.64

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$8,533,508
Special dividends		5,228,328
Income from Fidelity Central Funds (including $49,592 from security lending)		184,889
Total income		13,946,725
Expenses
Management fee	$2,772,266
Transfer agent fees	836,754
Accounting and security lending fees	198,764
Custodian fees and expenses	30,125
Independent trustees' fees and expenses	2,741
Registration fees	33,699
Audit	43,013
Legal	2,705
Interest	2,744
Miscellaneous	3,914
Total expenses before reductions	3,926,725
Expense reductions	(51,727)
Total expenses after reductions		3,874,998
Net investment income (loss)		10,071,727
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	41,346,794
Fidelity Central Funds	(36)
Foreign currency transactions	(96,390)
Total net realized gain (loss)		41,250,368
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	28,092,637
Assets and liabilities in foreign currencies	23,381
Total change in net unrealized appreciation (depreciation)		28,116,018
Net gain (loss)		69,366,386
Net increase (decrease) in net assets resulting from operations		$79,438,113

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,071,727	$4,700,043
Net realized gain (loss)	41,250,368	119,220,783
Change in net unrealized appreciation (depreciation)	28,116,018	(121,913,173)
Net increase (decrease) in net assets resulting from operations	79,438,113	2,007,653
Distributions to shareholders	(66,135,088)	(87,948,443)
Share transactions
Proceeds from sales of shares	97,658,347	34,349,889
Reinvestment of distributions	63,117,629	83,463,307
Cost of shares redeemed	(132,066,756)	(78,423,602)
Net increase (decrease) in net assets resulting from share transactions	28,709,220	39,389,594
Total increase (decrease) in net assets	42,012,245	(46,551,196)
Net Assets
Beginning of period	491,780,314	538,331,510
End of period	$533,792,559	$491,780,314
Other Information
Shares
Sold	1,202,453	391,378
Issued in reinvestment of distributions	818,801	1,189,565
Redeemed	(1,718,015)	(896,723)
Net increase (decrease)	303,239	684,220

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Computers Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$75.84	$92.81	$83.01	$62.46	$83.28
Income from Investment Operations
Net investment income (loss)B	1.51C	.81	.67	.73	.69
Net realized and unrealized gain (loss)	11.48	(1.67)	19.24	24.69	(18.42)
Total from investment operations	12.99	(.86)	19.91	25.42	(17.73)
Distributions from net investment income	(.77)	(.88)D	(.73)D	(.88)	(.80)
Distributions from net realized gain	(9.42)	(15.23)D	(9.38)D	(4.00)	(2.29)
Total distributions	(10.19)	(16.11)	(10.11)	(4.87)E	(3.09)
Redemption fees added to paid in capitalB	–	–	–F	–F	–F
Net asset value, end of period	$78.64	$75.84	$92.81	$83.01	$62.46
Total ReturnG	17.80%	.54%	24.82%	41.57%	(21.56)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.76%	.77%	.79%	.81%	.80%
Expenses net of fee waivers, if any	.76%	.77%	.79%	.81%	.80%
Expenses net of all reductions	.75%	.77%	.78%	.81%	.79%
Net investment income (loss)	1.95%C	.90%	.75%	1.01%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$533,793	$491,780	$538,332	$472,745	$388,554
Portfolio turnover rate	116%	81%	57%	49%	31%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.78 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .94%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $4.87 per share is comprised of distributions from net investment income of $.879 and distributions from net realized gain of $3.995 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

IT Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
IT Services Portfolio	15.99%	16.97%	19.03%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in IT Services Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$57,105	IT Services Portfolio
$32,918	S&P 500® Index

IT Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Zach Turner:  For the fiscal year, the fund gained 15.99%, topping the 15.51% advance of the MSCI U.S. IMI Information Technology Services 25/50 Index, and also well ahead of the S&P 500®. Versus the MSCI industry index, stock selection in the data processing & outsourced services segment contributed most. Timely picks and an underweighting in IT consulting & other services also helped. Our top individual relative contributor was a sizable underweighting in index heavyweight IBM (-1%). Timely positioning in Twilio, which I bought during the period and gained 17% in the fund, also aided our relative result. This company provides a cloud-communications platform that enables developers to build, scale and operate communications within software applications. I’ll also mention a non-index stake in Adobe (+31%), provider of a suite of applications for creating and managing documents. Conversely, non-index exposure to application software and systems software weighed on the fund’s relative result, as did a cash position of 2%, on average. The largest individual relative detractor was Virtusa (-26%). Shares of this provider of digital engineering and IT outsourcing services were hurt by the company’s high exposure to European banks, as these customers cut their spending. I exited the position. Within application software, a non-index stake in Pivotal Software (-39%) was a noteworthy detractor, as was out-of-index exposure to SS&C Technologies Holdings (-7%). I exited the position in Pivotal Software by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On April 1, 2019, Zach Turner assumed co-management responsibilities for the fund, joining Co-Manager Dan Sherwood. On October 1, 2019, Dan came off the fund, leaving Zach as sole portfolio manager.

IT Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
MasterCard, Inc. Class A	18.8
Visa, Inc. Class A	16.8
Fidelity National Information Services, Inc.	8.2
Fiserv, Inc.	6.0
PayPal Holdings, Inc.	4.7
IBM Corp.	4.5
Global Payments, Inc.	3.8
EPAM Systems, Inc.	2.3
Genpact Ltd.	2.3
WNS Holdings Ltd. sponsored ADR	2.1
69.5

Top Industries (% of fund's net assets)

As of February 29, 2020
IT Services	88.8%
Software	6.9%
Interactive Media & Services	0.6%
Media	0.4%
Entertainment	0.3%
All Others*	3.0%

* Includes short-term investments and net other assets (liabilities).

IT Services Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
Entertainment - 0.3%
Interactive Home Entertainment - 0.3%
Activision Blizzard, Inc.	190,100	$11,050,513
Interactive Media & Services - 0.6%
Interactive Media & Services - 0.6%
Match Group, Inc. (a)(b)	400,830	26,053,950
Internet & Direct Marketing Retail - 0.2%
Internet & Direct Marketing Retail - 0.2%
MercadoLibre, Inc. (a)	15,200	9,363,656
IT Services - 88.8%
Data Processing & Outsourced Services - 68.9%
Adyen BV (a)(c)	2,500	2,200,362
Amadeus IT Holding SA Class A	800	56,713
Automatic Data Processing, Inc.	483,600	74,832,264
Black Knight, Inc. (a)	953,400	63,601,314
CoreLogic, Inc.	2,700	122,499
Euronet Worldwide, Inc. (a)	139,600	17,315,984
Fidelity National Information Services, Inc.	2,404,397	335,942,349
Fiserv, Inc. (a)	2,234,417	244,355,843
FleetCor Technologies, Inc. (a)	31,600	8,398,964
Genpact Ltd.	2,413,080	92,807,057
Global Payments, Inc.	852,903	156,908,565
MasterCard, Inc. Class A	2,658,500	771,629,625
PagSeguro Digital Ltd. (a)(b)	713,300	22,376,221
PayPal Holdings, Inc. (a)	1,763,900	190,483,561
Square, Inc. (a)	596,000	49,664,680
StoneCo Ltd. Class A (a)(b)	40,700	1,623,523
The Western Union Co.	4,800	107,472
Ttec Holdings, Inc.	2,000	74,860
Verra Mobility Corp. (a)	946,000	14,327,170
Visa, Inc. Class A (b)	3,797,248	690,187,796
WEX, Inc. (a)	700	131,068
WNS Holdings Ltd. sponsored ADR (a)	1,328,692	87,481,081
		2,824,628,971
Internet Services & Infrastructure - 4.4%
GoDaddy, Inc. (a)	1,245,227	87,140,985
MongoDB, Inc. Class A (a)(b)	146,400	22,326,000
Twilio, Inc. Class A (a)(b)	489,900	55,182,336
VeriSign, Inc. (a)	86,900	16,489,275
		181,138,596
IT Consulting & Other Services - 15.5%
Accenture PLC Class A	353,580	63,853,012
Amdocs Ltd.	155,700	9,925,875
Booz Allen Hamilton Holding Corp. Class A	807,000	57,539,100
Cognizant Technology Solutions Corp. Class A	1,198,332	73,014,369
DXC Technology Co.	861,100	20,761,121
Endava PLC ADR (a)	493,861	26,199,326
EPAM Systems, Inc. (a)	427,700	95,462,640
IBM Corp.	1,410,250	183,544,038
InterXion Holding NV (a)	295,700	25,101,973
Leidos Holdings, Inc.	655,825	67,320,436
Reply SpA	109,932	8,360,102
Science Applications International Corp.	800	64,104
Unisys Corp. (a)	167,753	2,605,204
		633,751,300

TOTAL IT SERVICES		3,639,518,867

Media - 0.4%
Advertising - 0.4%
S4 Capital PLC (a)	6,232,800	14,241,864
Professional Services - 0.3%
Research & Consulting Services - 0.3%
ICF International, Inc.	178,011	13,525,276
Software - 6.9%
Application Software - 6.4%
Adobe, Inc. (a)	229,569	79,228,853
Ceridian HCM Holding, Inc. (a)(b)	349,573	24,725,298
Intuit, Inc.	318,400	84,646,640
Lightspeed POS, Inc. (a)	519,700	12,870,053
Netcompany Group A/S (a)(c)	358,030	16,995,146
SAP SE sponsored ADR	165,000	20,389,050
SS&C Technologies Holdings, Inc.	75,700	4,201,350
Temenos Group AG	4,990	713,456
Workday, Inc. Class A (a)	111,300	19,282,725
		263,052,571
Systems Software - 0.5%
Blue Prism Group PLC (a)(b)	1,033,000	19,572,940

TOTAL SOFTWARE		282,625,511

TOTAL COMMON STOCKS
(Cost $2,344,227,417)		3,996,379,637

Money Market Funds - 9.6%
Fidelity Cash Central Fund 1.60% (d)	6,231,997	6,233,244
Fidelity Securities Lending Cash Central Fund 1.60% (d)(e)	385,623,489	385,662,051
TOTAL MONEY MARKET FUNDS
(Cost $391,895,295)		391,895,295
TOTAL INVESTMENT IN SECURITIES - 107.1%
(Cost $2,736,122,712)		4,388,274,932
NET OTHER ASSETS (LIABILITIES) - (7.1)%		(289,160,873)
NET ASSETS - 100%		$4,099,114,059

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $19,195,508 or 0.5% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,623,691
Fidelity Securities Lending Cash Central Fund	468,216
Total	$2,091,907

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$3,996,379,637	$3,934,239,054	$62,140,583	$--
Money Market Funds	391,895,295	391,895,295	--	--
Total Investments in Securities:	$4,388,274,932	$4,326,134,349	$62,140,583	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.7%
Bermuda	2.3%
Bailiwick of Jersey	2.1%
Ireland	1.6%
United Kingdom	1.5%
Others (Individually Less Than 1%)	2.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

IT Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $380,507,999) — See accompanying schedule: Unaffiliated issuers (cost $2,344,227,417)	$3,996,379,637
Fidelity Central Funds (cost $391,895,295)	391,895,295
Total Investment in Securities (cost $2,736,122,712)		$4,388,274,932
Foreign currency held at value (cost $78,977)		78,977
Receivable for investments sold		156,600,141
Receivable for fund shares sold		12,710,535
Dividends receivable		3,328,786
Distributions receivable from Fidelity Central Funds		201,941
Prepaid expenses		17,432
Other receivables		30,747
Total assets		4,561,243,491
Liabilities
Payable for investments purchased	$78,977
Payable for fund shares redeemed	73,639,363
Accrued management fee	2,067,218
Other affiliated payables	636,874
Other payables and accrued expenses	44,949
Collateral on securities loaned	385,662,051
Total liabilities		462,129,432
Net Assets		$4,099,114,059
Net Assets consist of:
Paid in capital		$2,435,476,422
Total accumulated earnings (loss)		1,663,637,637
Net Assets		$4,099,114,059
Net Asset Value, offering price and redemption price per share ($4,099,114,059 ÷ 55,677,760 shares)		$73.62

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$27,301,371
Income from Fidelity Central Funds (including $468,216 from security lending)		2,091,907
Total income		29,393,278
Expenses
Management fee	$20,569,072
Transfer agent fees	5,940,435
Accounting and security lending fees	1,014,543
Custodian fees and expenses	28,781
Independent trustees' fees and expenses	19,631
Registration fees	245,589
Audit	47,054
Legal	5,682
Interest	1,478
Miscellaneous	23,389
Total expenses before reductions	27,895,654
Expense reductions	(79,282)
Total expenses after reductions		27,816,372
Net investment income (loss)		1,576,906
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	102,604,876
Fidelity Central Funds	(32)
Foreign currency transactions	(5,278)
Total net realized gain (loss)		102,599,566
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	386,272,177
Fidelity Central Funds	(313)
Assets and liabilities in foreign currencies	(44,979)
Total change in net unrealized appreciation (depreciation)		386,226,885
Net gain (loss)		488,826,451
Net increase (decrease) in net assets resulting from operations		$490,403,357

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,576,906	$1,576,745
Net realized gain (loss)	102,599,566	94,401,044
Change in net unrealized appreciation (depreciation)	386,226,885	266,646,267
Net increase (decrease) in net assets resulting from operations	490,403,357	362,624,056
Distributions to shareholders	(92,016,949)	(111,405,360)
Share transactions
Proceeds from sales of shares	2,205,695,282	866,407,438
Reinvestment of distributions	87,345,122	105,563,259
Cost of shares redeemed	(1,459,634,052)	(640,019,796)
Net increase (decrease) in net assets resulting from share transactions	833,406,352	331,950,901
Total increase (decrease) in net assets	1,231,792,760	583,169,597
Net Assets
Beginning of period	2,867,321,299	2,284,151,702
End of period	$4,099,114,059	$2,867,321,299
Other Information
Shares
Sold	30,329,506	14,047,200
Issued in reinvestment of distributions	1,178,021	1,880,626
Redeemed	(19,968,785)	(10,707,678)
Net increase (decrease)	11,538,742	5,220,148

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

IT Services Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$64.96	$58.69	$44.84	$37.16	$38.88
Income from Investment Operations
Net investment income (loss)B	.03	.04	.04	.13C	(.02)
Net realized and unrealized gain (loss)	10.36	8.92	15.50	7.68	(.15)
Total from investment operations	10.39	8.96	15.54	7.81	(.17)
Distributions from net investment income	(.03)	(.03)	(.02)	(.13)	–
Distributions from net realized gain	(1.70)	(2.66)	(1.67)	–	(1.55)
Total distributions	(1.73)	(2.69)	(1.69)	(.13)	(1.55)
Redemption fees added to paid in capitalB	–	–	–	–D	–D
Net asset value, end of period	$73.62	$64.96	$58.69	$44.84	$37.16
Total ReturnE	15.99%	16.04%	35.17%	21.05%	(.59)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.73%	.74%	.77%	.79%	.81%
Expenses net of fee waivers, if any	.73%	.74%	.77%	.79%	.81%
Expenses net of all reductions	.73%	.74%	.77%	.79%	.80%
Net investment income (loss)	.04%	.06%	.08%	.33%C	(.06)%
Supplemental Data
Net assets, end of period (000 omitted)	$4,099,114	$2,867,321	$2,284,152	$1,663,802	$1,894,175
Portfolio turnover rateH	24%	26%	26%	27%	24%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Semiconductors Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Semiconductors Portfolio	26.01%	18.16%	18.42%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Semiconductors Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$54,246	Semiconductors Portfolio
$32,918	S&P 500® Index

Semiconductors Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Co-Portfolio Manager Stephen Barwikowski:  For the fiscal year, the fund gained 26.01%, topping the 23.25% advance of the MSCI U.S. IMI Semiconductors & Semiconductor Equipment 25/50 Index, and considerably ahead of the S&P 500®. Versus the MSCI industry index, stock selection in semiconductors – which represented the vast majority of the portfolio and the index this period – was the primary driver of the fund’s outperformance. Non-index exposure to technology hardware, storage & peripherals also helped. On a stock-specific basis, a sizable underweighting in Intel (+7%) made the largest contribution to relative performance. Underweighting Texas Instruments (-9%) also lifted our relative result. Like Intel, this company hasn’t grown much the past few years. I’ll also mention Qualcomm, a major provider of wireless handset components, in which the fund’s overweighted stake returned about 53%. Conversely, out-of-index allocations to communications equipment and electronic manufacturing services detracted from the fund’s relative result. Underweighting the semiconductor equipment group also hurt, but fortunately most of the negative impact was offset by favorable stock selection in that segment. An out-of-index position in CommScope Holding (-42%) was our largest detractor versus the MSCI index. Shares of the maker of cables, antennas and other network-infrastructure equipment declined significantly in the late spring and summer, reflecting lower sales to cable system operators and costs related to the acquisition and restructuring of set-top box maker Arris, which CommScope bought in April. Overweighting ON Semiconductor (-13%) also worked against the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 16, 2020, Adam Benjamin assumed co-management responsibilities for the fund, joining Steve Barwikowski.

Semiconductors Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
NVIDIA Corp.	11.6
Qualcomm, Inc.	11.5
Broadcom, Inc.	9.7
Intel Corp.	9.6
Micron Technology, Inc.	7.3
Marvell Technology Group Ltd.	4.6
Xilinx, Inc.	4.6
ON Semiconductor Corp.	4.1
NXP Semiconductors NV	3.7
CommScope Holding Co., Inc.	3.4
70.1

Top Industries (% of fund's net assets)

As of February 29, 2020
Semiconductors & Semiconductor Equipment	84.1%
Electronic Equipment & Components	8.3%
Communications Equipment	3.8%
Technology Hardware, Storage & Peripherals	2.9%
IT Services	0.8%
All Others*	0.1%

* Includes short-term investments and net other assets (liabilities).

Semiconductors Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 100.1%
	Shares	Value
Communications Equipment - 3.8%
Communications Equipment - 3.8%
CommScope Holding Co., Inc. (a)(b)(c)	11,659,500	$128,371,095
NETGEAR, Inc. (a)	163,829	3,091,453
Plantronics, Inc. (b)	757,900	10,405,967
		141,868,515
Electronic Equipment & Components - 8.3%
Electronic Components - 0.3%
II-VI, Inc. (a)(b)	374,300	11,112,967
Electronic Manufacturing Services - 7.7%
Flextronics International Ltd. (a)	11,084,400	123,147,684
Jabil, Inc.	3,609,372	115,680,373
TTM Technologies, Inc. (a)(b)	3,938,167	51,156,789
		289,984,846
Technology Distributors - 0.3%
Arrow Electronics, Inc. (a)	177,000	11,869,620

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		312,967,433

IT Services - 0.8%
IT Consulting & Other Services - 0.8%
DXC Technology Co.	1,242,500	29,956,675
Semiconductors & Semiconductor Equipment - 84.0%
Semiconductor Equipment - 7.9%
Advanced Energy Industries, Inc. (a)	352,164	20,944,954
Applied Materials, Inc.	2,000,800	116,286,496
Lam Research Corp.	403,073	118,273,710
MKS Instruments, Inc.	158,600	15,890,134
Xperi Corp.	1,559,570	26,809,008
		298,204,302
Semiconductors - 76.1%
Alpha & Omega Semiconductor Ltd. (a)	462,196	5,010,205
Ambarella, Inc. (a)	101,700	6,046,065
Analog Devices, Inc.	776,596	84,687,794
Broadcom, Inc.	1,343,950	366,387,649
Cirrus Logic, Inc. (a)	21,400	1,468,896
Cree, Inc. (a)	32,400	1,449,252
Dialog Semiconductor PLC (a)	10,700	369,128
Intel Corp.	6,544,896	363,372,626
Marvell Technology Group Ltd. (b)	8,077,293	172,046,341
Maxim Integrated Products, Inc.	309,500	17,214,390
MaxLinear, Inc. Class A (a)	792,231	12,247,891
MediaTek, Inc.	57,000	666,308
Microchip Technology, Inc. (b)	1,066,200	96,715,002
Micron Technology, Inc. (a)	5,232,160	275,002,330
NVIDIA Corp.	1,616,092	436,457,968
NXP Semiconductors NV	1,234,218	140,318,244
ON Semiconductor Corp. (a)	8,387,646	156,513,474
Qorvo, Inc. (a)	117,524	11,820,564
Qualcomm, Inc.	5,530,784	433,060,387
Sanken Electric Co. Ltd.	584,200	13,849,429
Semtech Corp. (a)	136,000	5,370,640
Skyworks Solutions, Inc.	792,173	79,359,891
SMART Global Holdings, Inc. (a)	484,400	13,001,296
Synaptics, Inc. (a)	133,564	8,821,902
Tower Semiconductor Ltd. (a)	128,168	2,533,881
Xilinx, Inc.	2,057,000	171,738,930
		2,875,530,483

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		3,173,734,785

Software - 0.3%
Application Software - 0.3%
Micro Focus International PLC	1,279,800	12,188,454
Technology Hardware, Storage & Peripherals - 2.9%
Technology Hardware, Storage & Peripherals - 2.9%
Dell Technologies, Inc. (a)	326,300	13,202,098
HP, Inc.	822,300	17,095,617
Western Digital Corp.	1,198,100	66,566,436
Xerox Holdings Corp.	458,700	14,770,140
		111,634,291
TOTAL COMMON STOCKS
(Cost $2,971,094,607)		3,782,350,153
	Principal Amount	Value

Convertible Bonds - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Semiconductors - 0.1%
SMART Global Holdings, Inc. 2.25% 2/15/26 (d)
(Cost $3,690,000)	3,690,000	3,671,550
	Shares	Value

Money Market Funds - 4.3%
Fidelity Cash Central Fund 1.60% (e)	41,283,458	41,291,714
Fidelity Securities Lending Cash Central Fund 1.60% (e)(f)	120,894,900	120,906,990
TOTAL MONEY MARKET FUNDS
(Cost $162,198,423)		162,198,704
TOTAL INVESTMENT IN SECURITIES - 104.5%
(Cost $3,136,983,030)		3,948,220,407
NET OTHER ASSETS (LIABILITIES) - (4.5)%		(169,663,625)
NET ASSETS - 100%		$3,778,556,782

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,671,550 or 0.1% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,142,860
Fidelity Securities Lending Cash Central Fund	203,874
Total	$2,346,734

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Alpha & Omega Semiconductor Ltd.	$10,846,575	$6,750,672	$14,383,466	$--	$(2,667,200)	$4,463,624	$--
CommScope Holding Co., Inc.	--	186,111,303	28,362,493	--	(3,143,333)	(26,234,382)	128,371,095
Total	$10,846,575	$192,861,975	$42,745,959	$--	$(5,810,533)	$(21,770,758)	$128,371,095

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$3,782,350,153	$3,769,126,263	$13,223,890	$--
Convertible Bonds	3,671,550	--	3,671,550	--
Money Market Funds	162,198,704	162,198,704	--	--
Total Investments in Securities:	$3,948,220,407	$3,931,324,967	$16,895,440	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.2%
Bermuda	4.7%
Netherlands	3.7%
Singapore	3.3%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Semiconductors Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $120,082,665) — See accompanying schedule: Unaffiliated issuers (cost $2,820,179,130)	$3,657,650,608
Fidelity Central Funds (cost $162,198,423)	162,198,704
Other affiliated issuers (cost $154,605,477)	128,371,095
Total Investment in Securities (cost $3,136,983,030)		$3,948,220,407
Receivable for investments sold		117,764,008
Receivable for fund shares sold		5,179,526
Dividends receivable		4,516,637
Interest receivable		6,479
Distributions receivable from Fidelity Central Funds		133,894
Prepaid expenses		25,525
Other receivables		295,123
Total assets		4,076,141,599
Liabilities
Payable to custodian bank	$1,098,854
Payable for investments purchased	119,990,014
Payable for fund shares redeemed	52,843,558
Accrued management fee	1,913,115
Other affiliated payables	579,104
Other payables and accrued expenses	258,296
Collateral on securities loaned	120,901,876
Total liabilities		297,584,817
Net Assets		$3,778,556,782
Net Assets consist of:
Paid in capital		$2,753,713,624
Total accumulated earnings (loss)		1,024,843,158
Net Assets		$3,778,556,782
Net Asset Value, offering price and redemption price per share ($3,778,556,782 ÷ 329,421,640 shares)		$11.47

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$53,241,472
Interest		4,386
Income from Fidelity Central Funds (including $203,874 from security lending)		2,346,734
Total income		55,592,592
Expenses
Management fee	$19,067,003
Transfer agent fees	5,335,162
Accounting and security lending fees	991,628
Custodian fees and expenses	67,115
Independent trustees' fees and expenses	18,395
Registration fees	139,294
Audit	41,396
Legal	6,321
Miscellaneous	26,116
Total expenses before reductions	25,692,430
Expense reductions	(285,122)
Total expenses after reductions		25,407,308
Net investment income (loss)		30,185,284
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	429,438,068
Fidelity Central Funds	(115)
Other affiliated issuers	(5,810,533)
Foreign currency transactions	(4,561)
Total net realized gain (loss)		423,622,859
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	321,850,842
Affiliated issuers	(21,770,758)
Assets and liabilities in foreign currencies	95,340
Total change in net unrealized appreciation (depreciation)		300,175,424
Net gain (loss)		723,798,283
Net increase (decrease) in net assets resulting from operations		$753,983,567

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$30,185,284	$30,274,775
Net realized gain (loss)	423,622,859	295,665,075
Change in net unrealized appreciation (depreciation)	300,175,424	(362,836,983)
Net increase (decrease) in net assets resulting from operations	753,983,567	(36,897,133)
Distributions to shareholders	(137,447,610)	(611,562,086)
Share transactions
Proceeds from sales of shares	1,132,808,025	593,371,840
Reinvestment of distributions	131,251,931	585,226,471
Cost of shares redeemed	(1,154,544,829)	(1,130,198,787)
Net increase (decrease) in net assets resulting from share transactions	109,515,127	48,399,524
Total increase (decrease) in net assets	726,051,084	(600,059,695)
Net Assets
Beginning of period	3,052,505,698	3,652,565,393
End of period	$3,778,556,782	$3,052,505,698
Other Information
Shares
Sold	100,264,558	55,572,693
Issued in reinvestment of distributions	10,533,281	66,721,427
Redeemed	(105,721,572)	(108,362,277)
Net increase (decrease)	5,076,267	13,931,843

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Semiconductors Portfolio

Years ended February 28,	2020 A	2019 B	2018 B	2017 B	2016 A,B
Selected Per–Share Data
Net asset value, beginning of period	$9.41	$11.77	$10.12	$6.99	$8.95
Income from Investment Operations
Net investment income (loss)C	.09	.10	.05	.10	.07
Net realized and unrealized gain (loss)	2.39	(.35)	3.24	3.40	(.88)
Total from investment operations	2.48	(.25)	3.29	3.50	(.81)
Distributions from net investment income	(.10)	(.06)	(.12)	(.07)	(.08)
Distributions from net realized gain	(.33)	(2.05)	(1.52)	(.30)	(1.07)
Total distributions	(.42)D	(2.11)	(1.64)	(.37)	(1.15)
Redemption fees added to paid in capitalC	–	–	–E	–E	–E
Net asset value, end of period	$11.47	$9.41	$11.77	$10.12	$6.99
Total ReturnF	26.01%	.19%	34.20%	51.79%	(10.44)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.72%	.73%	.75%	.77%	.77%
Expenses net of fee waivers, if any	.72%	.73%	.75%	.77%	.77%
Expenses net of all reductions	.71%	.72%	.74%	.75%	.74%
Net investment income (loss)	.85%	.92%	.47%	1.19%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$3,778,557	$3,052,506	$3,652,565	$3,012,372	$1,338,175
Portfolio turnover rateI	114%	130%	110%	110%	179%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.42 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.326 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Software and IT Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Software and IT Services Portfolio	21.33%	18.95%	19.71%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Software and IT Services Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$60,422	Software and IT Services Portfolio
$32,918	S&P 500® Index

Software and IT Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Ali Khan:  For the fiscal year ending February 29, 2020, the fund gained 21.33%, outpacing the 19.69% result of the industry benchmark, the MSCI U.S. IMI Software & Services 25/50 Index, and the broad-market S&P 500® index. The strong performance of software and IT services stocks was driven by continued growth in mobile engagement, strong demand for wireless services, ongoing investments in 5G networks, and the companies' relatively limited exposure to global trade uncertainty. Versus the MSCI industry index, favorable stock selection was the primary driver of the fund's performance the past 12 months, while subindustry positioning contributed to a lesser extent. Stock picking in the systems software segment gave the fund a significant edge, led by an overweighting in tech company Microsoft (+47%) and an underweighting in database software and technology firm Oracle (-3%), both index heavyweights and top fund holdings at period end. Owning a non-index stake in consumer electronics manufacturer Apple (+58%) also added value. Conversely, choices in the application software group detracted from the fund's relative result, largely due to an out-of-index position in U.K.-based software and tech firm Micro Focus International and an overweighting in software-as-a-service provider Pivotal Software. We eliminated our stake in Pivotal during the period. In an up-trending market, the fund's cash position of about 5% of assets, on average, also hurt the fund's performance relative to the industry index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Software and IT Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Microsoft Corp.	24.9
Visa, Inc. Class A	6.3
Adobe, Inc.	6.3
Salesforce.com, Inc.	5.3
PayPal Holdings, Inc.	4.6
MasterCard, Inc. Class A	4.6
Alphabet, Inc. Class A	3.1
Cognizant Technology Solutions Corp. Class A	2.5
Autodesk, Inc.	2.3
Oracle Corp.	1.7
61.6

Top Industries (% of fund's net assets)

As of February 29, 2020
Software	58.0%
IT Services	30.5%
Interactive Media & Services	5.0%
Entertainment	2.8%
Internet & Direct Marketing Retail	1.1%
All Others*	2.6%

* Includes short-term investments and net other assets (liabilities).

Software and IT Services Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Electronic Equipment & Components - 0.7%
Electronic Equipment & Instruments - 0.7%
Trimble, Inc. (a)	1,501,500	$59,279,220
Entertainment - 2.8%
Interactive Home Entertainment - 2.4%
Activision Blizzard, Inc.	1,508,700	87,700,731
Electronic Arts, Inc. (a)	1,031,500	104,563,155
		192,263,886
Movies & Entertainment - 0.4%
Spotify Technology SA (a)	237,500	32,566,000

TOTAL ENTERTAINMENT		224,829,886

Interactive Media & Services - 5.0%
Interactive Media & Services - 5.0%
Alphabet, Inc. Class A (a)	187,000	250,439,750
Facebook, Inc. Class A (a)	456,800	87,920,296
Tencent Holdings Ltd.	622,100	31,543,399
Twitter, Inc. (a)	1,010,200	33,538,640
		403,442,085
Internet & Direct Marketing Retail - 1.1%
Internet & Direct Marketing Retail - 1.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	223,100	46,404,800
The Booking Holdings, Inc. (a)	24,500	41,543,670
		87,948,470
IT Services - 30.5%
Data Processing & Outsourced Services - 18.5%
Alliance Data Systems Corp.	220,900	18,970,892
Broadridge Financial Solutions, Inc.	115,800	12,084,888
ExlService Holdings, Inc. (a)	473,100	35,316,915
Fidelity National Information Services, Inc.	213,300	29,802,276
FleetCor Technologies, Inc. (a)	173,400	46,087,986
Global Payments, Inc.	496,070	91,261,998
MasterCard, Inc. Class A	1,274,400	369,894,600
PayPal Holdings, Inc. (a)	3,425,800	369,952,142
Visa, Inc. Class A (b)	2,773,320	504,078,643
WEX, Inc. (a)	56,400	10,560,336
		1,488,010,676
Internet Services & Infrastructure - 3.7%
Akamai Technologies, Inc. (a)	1,091,700	94,442,967
GoDaddy, Inc. (a)	1,188,500	83,171,230
Twilio, Inc. Class A (a)(b)	1,073,000	120,862,720
		298,476,917
IT Consulting & Other Services - 8.3%
Accenture PLC Class A	469,900	84,859,241
Capgemini SA	898,700	99,591,463
Cognizant Technology Solutions Corp. Class A	3,302,500	201,221,325
DXC Technology Co.	1,236,900	29,821,659
Gartner, Inc. (a)	637,300	82,460,247
IBM Corp.	830,400	108,076,560
Leidos Holdings, Inc.	198,700	20,396,555
Liveramp Holdings, Inc. (a)	1,030,400	36,517,376
		662,944,426

TOTAL IT SERVICES		2,449,432,019

Software - 58.0%
Application Software - 27.5%
Adobe, Inc. (a)	1,457,600	503,046,912
Anaplan, Inc. (a)	207,600	9,329,544
Autodesk, Inc. (a)	955,100	182,309,488
Blackbaud, Inc.	608,900	41,283,420
Box, Inc. Class A (a)	1,309,200	21,929,100
Citrix Systems, Inc.	1,128,050	116,629,090
Constellation Software, Inc.	27,200	27,710,260
Dropbox, Inc. Class A (a)	1,064,000	20,811,840
Elastic NV (a)	1,061,800	78,424,548
Everbridge, Inc. (a)	294,200	31,085,172
HubSpot, Inc. (a)	463,200	83,121,240
Instructure, Inc. (a)	378,593	18,460,195
Intuit, Inc.	278,300	73,986,055
LogMeIn, Inc.	187,300	15,964,516
Micro Focus International PLC	2,089,564	19,900,417
Mimecast Ltd. (a)	736,500	29,158,035
New Relic, Inc. (a)	778,100	43,775,906
Parametric Technology Corp. (a)	913,100	68,984,705
Pluralsight, Inc. (a)(b)	3,539,900	63,116,417
RealPage, Inc. (a)	810,700	51,965,870
Salesforce.com, Inc. (a)	2,491,126	424,487,870
Slack Technologies, Inc. Class A (a)(b)	2,593,400	70,073,668
Workday, Inc. Class A (a)	775,500	134,355,375
Workiva, Inc. (a)	153,401	6,556,359
Zendesk, Inc. (a)	926,800	73,504,508
		2,209,970,510
Systems Software - 30.5%
Check Point Software Technologies Ltd. (a)	202,100	20,977,980
Microsoft Corp.	12,327,200	1,997,129,672
Nortonlifelock, Inc.	4,487,600	85,399,028
Oracle Corp.	2,739,200	135,480,832
Palo Alto Networks, Inc. (a)	605,400	111,768,948
Proofpoint, Inc. (a)	246,400	26,278,560
Talend SA ADR (a)(b)	734,685	27,124,570
Tenable Holdings, Inc. (a)	1,617,600	39,663,552
		2,443,823,142

TOTAL SOFTWARE		4,653,793,652

Technology Hardware, Storage & Peripherals - 0.4%
Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc.	89,900	24,575,064
Pure Storage, Inc. Class A (a)	558,900	8,528,814
		33,103,878
TOTAL COMMON STOCKS
(Cost $4,863,899,484)		7,911,829,210

Money Market Funds - 8.6%
Fidelity Cash Central Fund 1.60% (c)	161,596,632	161,628,951
Fidelity Securities Lending Cash Central Fund 1.60% (c)(d)	527,548,329	527,601,084
TOTAL MONEY MARKET FUNDS
(Cost $689,226,190)		689,230,035
TOTAL INVESTMENT IN SECURITIES - 107.1%
(Cost $5,553,125,674)		8,601,059,245
NET OTHER ASSETS (LIABILITIES) - (7.1)%		(569,148,415)
NET ASSETS - 100%		$8,031,910,830

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,460,858
Fidelity Securities Lending Cash Central Fund	250,293
Total	$7,711,151

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$7,911,829,210	$7,760,793,931	$151,035,279	$--
Money Market Funds	689,230,035	689,230,035	--	--
Total Investments in Securities:	$8,601,059,245	$8,450,023,966	$151,035,279	$--

See accompanying notes which are an integral part of the financial statements.

Software and IT Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $523,696,471) — See accompanying schedule: Unaffiliated issuers (cost $4,863,899,484)	$7,911,829,210
Fidelity Central Funds (cost $689,226,190)	689,230,035
Total Investment in Securities (cost $5,553,125,674)		$8,601,059,245
Receivable for investments sold		44,988,929
Receivable for fund shares sold		21,748,693
Dividends receivable		9,366,672
Distributions receivable from Fidelity Central Funds		526,249
Prepaid expenses		40,900
Other receivables		407,383
Total assets		8,678,138,071
Liabilities
Payable for investments purchased	$21,517,418
Payable for fund shares redeemed	91,766,691
Accrued management fee	3,929,497
Other affiliated payables	1,058,960
Other payables and accrued expenses	356,277
Collateral on securities loaned	527,598,398
Total liabilities		646,227,241
Net Assets		$8,031,910,830
Net Assets consist of:
Paid in capital		$4,766,509,413
Total accumulated earnings (loss)		3,265,401,417
Net Assets		$8,031,910,830
Net Asset Value, offering price and redemption price per share ($8,031,910,830 ÷ 403,671,912 shares)		$19.90

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$60,904,911
Special dividends		56,455,200
Income from Fidelity Central Funds (including $250,293 from security lending)		7,711,151
Total income		125,071,262
Expenses
Management fee	$39,879,752
Transfer agent fees	10,963,140
Accounting and security lending fees	1,182,594
Custodian fees and expenses	65,206
Independent trustees' fees and expenses	38,976
Registration fees	175,746
Audit	46,816
Legal	11,392
Miscellaneous	50,102
Total expenses before reductions	52,413,724
Expense reductions	(113,698)
Total expenses after reductions		52,300,026
Net investment income (loss)		72,771,236
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	418,220,655
Fidelity Central Funds	(5)
Foreign currency transactions	(20,025)
Total net realized gain (loss)		418,200,625
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	879,026,801
Assets and liabilities in foreign currencies	(2,211)
Total change in net unrealized appreciation (depreciation)		879,024,590
Net gain (loss)		1,297,225,215
Net increase (decrease) in net assets resulting from operations		$1,369,996,451

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$72,771,236	$6,169,057
Net realized gain (loss)	418,200,625	951,041,361
Change in net unrealized appreciation (depreciation)	879,024,590	(361,820,252)
Net increase (decrease) in net assets resulting from operations	1,369,996,451	595,390,166
Distributions to shareholders	(906,376,597)	(333,011,171)
Share transactions
Proceeds from sales of shares	1,845,099,056	1,674,148,271
Reinvestment of distributions	859,465,256	316,098,925
Cost of shares redeemed	(1,677,168,985)	(1,251,087,217)
Net increase (decrease) in net assets resulting from share transactions	1,027,395,327	739,159,979
Total increase (decrease) in net assets	1,491,015,181	1,001,538,974
Net Assets
Beginning of period	6,540,895,649	5,539,356,675
End of period	$8,031,910,830	$6,540,895,649
Other Information
Shares
Sold	94,168,380	90,790,200
Issued in reinvestment of distributions	46,835,753	18,671,999
Redeemed	(86,927,730)	(69,476,890)
Net increase (decrease)	54,076,403	39,985,309

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Software and IT Services Portfolio

Years ended February 28,	2020 A	2019 B	2018 B	2017 B	2016 A,B
Selected Per–Share Data
Net asset value, beginning of period	$18.71	$17.89	$14.09	$11.11	$11.94
Income from Investment Operations
Net investment income (loss)C	.19D	.02	(.02)	(.01)	.01
Net realized and unrealized gain (loss)	3.52	1.81	5.01	3.50	(.20)
Total from investment operations	3.71	1.83	4.99	3.49	(.19)
Distributions from net investment income	(.05)	(.01)	–	(.01)	(.01)
Distributions from net realized gain	(2.47)	(1.00)	(1.19)	(.50)	(.63)
Total distributions	(2.52)	(1.01)	(1.19)	(.51)	(.64)
Redemption fees added to paid in capitalC	–	–	–	–E	–E
Net asset value, end of period	$19.90	$18.71	$17.89	$14.09	$11.11
Total ReturnF	21.33%	10.90%	36.76%	31.83%	(1.84)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.70%	.72%	.73%	.76%	.77%
Expenses net of fee waivers, if any	.70%	.72%	.73%	.76%	.76%
Expenses net of all reductions	.70%	.71%	.73%	.75%	.76%
Net investment income (loss)	.98%D	.10%	(.09)%	(.11)%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$8,031,911	$6,540,896	$5,539,357	$4,155,435	$2,971,370
Portfolio turnover rateI	23%	48%	31%	44%	36%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 C Calculated based on average shares outstanding during the period.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.15 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Technology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Technology Portfolio	29.57%	18.35%	17.49%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Technology Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$50,125	Technology Portfolio
$32,918	S&P 500® Index

Technology Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Nidhi Gupta:  For the fiscal year, the fund gained 29.57%, handily beating the 23.55% return of the MSCI U.S. IMI Information Technology 25/50 Index, and considerably ahead of the S&P 500®. Versus the MSCI sector index, stock selection and industry positioning aided the fund’s performance in roughly equal measure this period. Underweighting the lagging communications equipment segment was a noteworthy contributor. Stock picking in systems software and positioning in technology hardware, storage & peripherals, IT consulting & other services, and several other groups also added value. Among individual holdings, it helped to underweight or avoid four slower-growing, large-cap benchmark components: Cisco Systems (-21%), Oracle (-3%), IBM (-1%) and Intel (+7%). We didn’t own Oracle or IBM at all this period, and sold off our holdings in Cisco and Intel before period end. Overweighting Apple (+60%), the fund’s largest holding during the year, also paid off, as did an out-of-benchmark position in Meituan Dianping (+53%), a fast-growing operator of a leading food-delivery service in China. I eliminated our stake in Meituan during the period. Conversely, positions in several out-of-index categories, as well as stock selection in the application software group, detracted from our relative performance. The fund’s largest individual relative detractor was PTC (-29%), where we had an overweighting. The industrial software maker is experiencing some speed bumps as it transitions to a cloud-based, subscription business model. I sold the stock from the fund by period end. A non-index stake in the shares of ride-hailing company Lyft (-46%) also hurt performance this period, as did an overweighted position in enterprise cloud platform provider Nutanix (-55%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Technology Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Apple, Inc.	20.2
Microsoft Corp.	18.7
Adobe, Inc.	3.7
MasterCard, Inc. Class A	3.7
Facebook, Inc. Class A	3.7
Salesforce.com, Inc.	3.3
Netflix, Inc.	2.9
Visa, Inc. Class A	2.6
Fidelity National Information Services, Inc.	2.5
NVIDIA Corp.	2.2
63.5

Top Industries (% of fund's net assets)

As of February 29, 2020
Software	35.4%
Technology Hardware, Storage & Peripherals	20.4%
IT Services	15.5%
Semiconductors & Semiconductor Equipment	12.7%
Interactive Media & Services	5.5%
All Others*	10.5%

* Includes short-term investments and net other assets (liabilities).

Technology Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Electronic Equipment & Components - 1.0%
Electronic Manufacturing Services - 1.0%
Flextronics International Ltd. (a)	5,888,100	$65,416,791
Entertainment - 3.4%
Interactive Home Entertainment - 0.5%
Activision Blizzard, Inc.	525,200	30,529,876
Movies & Entertainment - 2.9%
Netflix, Inc. (a)	515,486	190,229,799

TOTAL ENTERTAINMENT		220,759,675

Equity Real Estate Investment Trusts (REITs) - 0.5%
Diversified REITs - 0.5%
Ant International Co. Ltd. Class C (a)(b)(c)	4,366,389	33,664,859
Interactive Media & Services - 5.5%
Interactive Media & Services - 5.5%
Alphabet, Inc. Class C (a)	73,768	98,799,695
Facebook, Inc. Class A (a)	1,267,800	244,013,466
Wise Talent Information Technology Co. Ltd. (a)	8,578,726	21,130,409
		363,943,570
Internet & Direct Marketing Retail - 2.9%
Internet & Direct Marketing Retail - 2.9%
Amazon.com, Inc. (a)	31,500	59,338,125
eBay, Inc.	1,691,400	58,590,096
Pinduoduo, Inc. ADR (a)	2,007,300	71,821,194
		189,749,415
IT Services - 15.5%
Data Processing & Outsourced Services - 12.8%
Fidelity National Information Services, Inc.	1,164,427	162,693,740
Fiserv, Inc. (a)	643,185	70,338,712
Global Payments, Inc.	288,530	53,080,864
MasterCard, Inc. Class A	840,900	244,071,225
PagSeguro Digital Ltd. (a)	207,100	6,496,727
PayPal Holdings, Inc. (a)	1,028,000	111,013,720
Square, Inc. (a)	285,500	23,790,715
Visa, Inc. Class A	930,300	169,091,328
		840,577,031
Internet Services & Infrastructure - 2.7%
GoDaddy, Inc. (a)	1,137,200	79,581,256
MongoDB, Inc. Class A (a)(d)	313,500	47,808,750
Twilio, Inc. Class A (a)(d)	420,300	47,342,592
		174,732,598

TOTAL IT SERVICES		1,015,309,629

Life Sciences Tools & Services - 0.0%
Life Sciences Tools & Services - 0.0%
JHL Biotech, Inc. (a)(c)	1,015,442	518,461
Road & Rail - 2.2%
Trucking - 2.2%
Lyft, Inc.	971,994	37,052,411
Uber Technologies, Inc.	3,134,296	106,158,606
		143,211,017
Semiconductors & Semiconductor Equipment - 12.7%
Semiconductor Equipment - 4.8%
Applied Materials, Inc.	2,384,400	138,581,328
ASML Holding NV (Netherlands)	99,200	27,507,481
KLA-Tencor Corp.	154,200	23,702,082
Lam Research Corp.	416,500	122,213,595
		312,004,486
Semiconductors - 7.9%
Advanced Micro Devices, Inc. (a)	893,100	40,618,188
Marvell Technology Group Ltd.	1,619,154	34,487,980
Micron Technology, Inc. (a)	2,571,200	135,142,272
NVIDIA Corp.	534,050	144,230,884
NXP Semiconductors NV	571,800	65,007,942
Qualcomm, Inc.	1,307,000	102,338,100
		521,825,366

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		833,829,852

Software - 35.4%
Application Software - 16.1%
Adobe, Inc. (a)	707,339	244,116,836
Autodesk, Inc. (a)	743,100	141,842,928
Datadog, Inc. Class A (a)	13,700	618,555
Elastic NV (a)	1,020,500	75,374,130
Everbridge, Inc. (a)	439,700	46,458,702
HubSpot, Inc. (a)	431,400	77,414,730
Intuit, Inc.	349,500	92,914,575
Nutanix, Inc. Class B (a)(e)	72,872	1,737,268
Salesforce.com, Inc. (a)	1,262,288	215,093,875
Splunk, Inc. (a)	124,000	18,268,920
SS&C Technologies Holdings, Inc.	503,200	27,927,600
Workday, Inc. Class A (a)	541,660	93,842,595
Yext, Inc. (a)(d)	1,443,200	21,878,912
		1,057,489,626
Systems Software - 19.3%
Cloudflare, Inc. (a)	27,500	585,750
Crowdstrike Holdings, Inc.	8,900	530,796
Microsoft Corp.	7,558,540	1,224,559,065
ServiceNow, Inc. (a)	125,300	40,859,077
		1,266,534,688

TOTAL SOFTWARE		2,324,024,314

Technology Hardware, Storage & Peripherals - 20.4%
Technology Hardware, Storage & Peripherals - 20.4%
Apple, Inc.	4,837,097	1,322,268,838
Western Digital Corp.	253,300	14,073,348
		1,336,342,186
TOTAL COMMON STOCKS
(Cost $4,758,696,402)		6,526,769,769

Convertible Preferred Stocks - 0.5%
Food & Staples Retailing - 0.3%
Food Retail - 0.3%
Roofoods Ltd. Series F (a)(b)(c)	41,041	19,457,128
Internet & Direct Marketing Retail - 0.1%
Internet & Direct Marketing Retail - 0.1%
Reddit, Inc. Series D (a)(b)(c)	250,861	8,127,896
Road & Rail - 0.1%
Trucking - 0.1%
Convoy, Inc. Series D (b)(c)	203,844	2,760,048
Software - 0.0%
Application Software - 0.0%
UiPath, Inc.:
Series A1 (b)(c)	25,657	1,036,543
Series B1 (b)(c)	1,278	51,631
Series B2 (b)(c)	6,365	257,146
		1,345,320
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $24,021,597)		31,690,392

Money Market Funds - 0.7%
Fidelity Cash Central Fund 1.60% (f)	122	122
Fidelity Securities Lending Cash Central Fund 1.60% (f)(g)	44,061,138	44,065,544
TOTAL MONEY MARKET FUNDS
(Cost $44,065,666)		44,065,666
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $4,826,783,665)		6,602,525,827
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(43,947,524)
NET ASSETS - 100%		$6,558,578,303

Legend

 (a) Non-income producing

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $65,355,251 or 1.0% of net assets.

 (c) Level 3 security

 (d) Security or a portion of the security is on loan at period end.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,737,268 or 0.0% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$24,495,442
Convoy, Inc. Series D	10/30/19	$2,760,048
Reddit, Inc. Series D	2/4/19	$5,440,247
Roofoods Ltd. Series F	9/12/17	$14,510,890
UiPath, Inc. Series A1	6/14/19	$1,009,647
UiPath, Inc. Series B1	6/14/19	$50,291
UiPath, Inc. Series B2	6/14/19	$250,474

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,057,058
Fidelity Securities Lending Cash Central Fund	140,964
Total	$1,198,022

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$6,526,769,769	$6,465,078,968	$27,507,481	$34,183,320
Convertible Preferred Stocks	31,690,392	--	--	31,690,392
Money Market Funds	44,065,666	44,065,666	--	--
Total Investments in Securities:	$6,602,525,827	$6,509,144,634	$27,507,481	$65,873,712

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Convertible Preferred Stocks
Beginning Balance	$70,182,546
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	(325,557)
Cost of Purchases	4,070,459
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	(42,237,056)
Ending Balance	$31,690,392
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2020	$(325,557)
Other Investments in Securities
Beginning Balance	$29,260,049
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	4,923,271
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$34,183,320
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2020	$4,923,271

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $43,721,116) — See accompanying schedule: Unaffiliated issuers (cost $4,782,717,999)	$6,558,460,161
Fidelity Central Funds (cost $44,065,666)	44,065,666
Total Investment in Securities (cost $4,826,783,665)		$6,602,525,827
Foreign currency held at value (cost $7)		7
Receivable for investments sold		120,884,310
Receivable for fund shares sold		24,829,059
Dividends receivable		5,316,206
Distributions receivable from Fidelity Central Funds		90,703
Prepaid expenses		50,018
Other receivables		440,226
Total assets		6,754,136,356
Liabilities
Payable for investments purchased	$838,081
Payable for fund shares redeemed	83,742,409
Accrued management fee	3,261,469
Notes payable to affiliates	62,435,000
Other affiliated payables	876,120
Other payables and accrued expenses	352,235
Collateral on securities loaned	44,052,739
Total liabilities		195,558,053
Net Assets		$6,558,578,303
Net Assets consist of:
Paid in capital		$4,558,628,506
Total accumulated earnings (loss)		1,999,949,797
Net Assets		$6,558,578,303
Net Asset Value, offering price and redemption price per share ($6,558,578,303 ÷ 333,690,790 shares)		$19.65

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$57,770,153
Income from Fidelity Central Funds (including $140,964 from security lending)		1,198,022
Total income		58,968,175
Expenses
Management fee	$31,430,012
Transfer agent fees	8,582,275
Accounting and security lending fees	1,119,382
Custodian fees and expenses	19,283
Independent trustees' fees and expenses	30,510
Registration fees	152,570
Audit	60,408
Legal	10,610
Interest	19,456
Miscellaneous	46,278
Total expenses before reductions	41,470,784
Expense reductions	(89,621)
Total expenses after reductions		41,381,163
Net investment income (loss)		17,587,012
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	388,906,288
Redemptions in-kind with affiliated entities	44,795,304
Fidelity Central Funds	1,884
Foreign currency transactions	(11,919)
Total net realized gain (loss)		433,691,557
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	981,337,172
Assets and liabilities in foreign currencies	(531)
Total change in net unrealized appreciation (depreciation)		981,336,641
Net gain (loss)		1,415,028,198
Net increase (decrease) in net assets resulting from operations		$1,432,615,210

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,587,012	$19,936,210
Net realized gain (loss)	433,691,557	1,037,466,722
Change in net unrealized appreciation (depreciation)	981,336,641	(1,294,917,827)
Net increase (decrease) in net assets resulting from operations	1,432,615,210	(237,514,895)
Distributions to shareholders	(116,939,082)	(1,122,751,603)
Share transactions
Proceeds from sales of shares	1,714,479,733	1,410,590,985
Reinvestment of distributions	111,024,657	1,076,404,658
Cost of shares redeemed	(1,706,723,713)	(3,244,907,806)
Net increase (decrease) in net assets resulting from share transactions	118,780,677	(757,912,163)
Total increase (decrease) in net assets	1,434,456,805	(2,118,178,661)
Net Assets
Beginning of period	5,124,121,498	7,242,300,159
End of period	$6,558,578,303	$5,124,121,498
Other Information
Shares
Sold	89,932,658	80,059,360
Issued in reinvestment of distributions	5,624,350	68,331,578
Redeemed	(93,619,847)	(190,798,339)
Net increase (decrease)	1,937,161	(42,407,401)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Technology Portfolio

Years ended February 28,	2020 A	2019 B	2018 B	2017 B	2016 A,B
Selected Per–Share Data
Net asset value, beginning of period	$15.45	$19.36	$14.70	$10.78	$12.09
Income from Investment Operations
Net investment income (loss)C	.05	.06	–	.01	.01
Net realized and unrealized gain (loss)	4.52	(.78)	6.15	4.11	(.82)
Total from investment operations	4.57	(.72)	6.15	4.12	(.81)
Distributions from net investment income	(.05)	(.02)	–	(.01)	(.01)
Distributions from net realized gain	(.32)	(3.17)	(1.49)	(.19)	(.49)
Total distributions	(.37)	(3.19)	(1.49)	(.20)	(.50)
Redemption fees added to paid in capitalC	–	–	–	–D	–D
Net asset value, end of period	$19.65	$15.45	$19.36	$14.70	$10.78
Total ReturnE	29.57%	(3.03)%	43.71%	38.52%	(7.16)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.71%	.72%	.75%	.77%	.78%
Expenses net of fee waivers, if any	.71%	.72%	.75%	.77%	.77%
Expenses net of all reductions	.71%	.71%	.74%	.76%	.76%
Net investment income (loss)	.30%	.34%	.01%	.11%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$6,558,578	$5,124,121	$7,242,300	$4,119,489	$2,777,346
Portfolio turnover rateH	32%I	126%I	71%	82%	130%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2020

1. Organization.

Communications Equipment Portfolio, Computers Portfolio, IT Services Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, and Technology Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2020, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Computers Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio and Technology Portfolio, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in each Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in each accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Computers Portfolio	$46,841
Semiconductors Portfolio	190,680
Software and IT Services Portfolio	294,213
Technology Portfolio	283,771

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2020, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Communications Equipment Portfolio	$127,637,285	$29,268,655	$(9,650,697)	$19,617,958
Computers Portfolio	402,177,034	155,115,338	(19,843,879)	135,271,459
IT Services Portfolio	2,749,294,534	1,707,979,848	(68,999,450)	1,638,980,398
Semiconductors Portfolio	3,151,514,065	955,410,320	(158,703,978)	796,706,342
Software and IT Services Portfolio	5,557,553,710	3,257,671,917	(214,166,382)	3,043,505,535
Technology Portfolio	4,841,291,337	1,854,760,145	(93,525,655)	1,761,234,490

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Communications Equipment Portfolio	$63,234	$–	$19,617,958
Computers Portfolio	18,143,673	7,997,982	135,154,741
IT Services Portfolio	263,930	24,447,148	1,638,926,560
Semiconductors Portfolio	133,339,383	94,892,723	796,801,733
Software and IT Services Portfolio	85,319,228	136,957,922	3,043,418,480
Technology Portfolio	8,160,908	230,840,417	1,761,232,243

In addition, certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2018 to February 29, 2020. Loss deferrals were as follows:

Capital losses
Communications Equipment Portfolio	$(2,244,736)

The tax character of distributions paid was as follows:

February 29, 2020
	Ordinary Income	Long-term Capital Gains	Total
Communications Equipment Portfolio	$932,462	$8,656,844	$9,589,306
Computers Portfolio	10,240,600	55,894,488	66,135,088
IT Services Portfolio	1,583,948	90,433,001	92,016,949
Semiconductors Portfolio	31,024,498	106,423,112	137,447,610
Software and IT Services Portfolio	56,832,072	849,544,525	906,376,597
Technology Portfolio	15,486,529	101,452,553	116,939,082

February 28, 2019
	Ordinary Income	Long-term Capital Gains	Total
Communications Equipment Portfolio	$3,815,877	$11,504,035	$15,319,912
Computers Portfolio	6,584,043	81,364,400	87,948,443
IT Services Portfolio	5,754,493	105,650,867	111,405,360
Semiconductors Portfolio	238,841,513	372,720,573	611,562,086
Software and IT Services Portfolio	86,334,756	246,676,415	333,011,171
Technology Portfolio	232,174,304	890,577,299	1,122,751,603

Restricted Securities (including private placements). The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions are noted in the table below.

	Purchases ($)	Sales ($)
Communications Equipment Portfolio	206,865,123	241,262,289
Computers Portfolio	586,530,409	606,271,498
IT Services Portfolio	1,604,511,611	889,778,478
Semiconductors Portfolio	4,022,285,537	3,896,685,885
Software and IT Services Portfolio	2,274,117,170	1,634,058,464
Technology Portfolio	2,031,198,544	1,868,736,650

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Communications Equipment Portfolio	.30%	.24%	.53%
Computers Portfolio	.30%	.24%	.54%
IT Services Portfolio	.30%	.24%	.54%
Semiconductors Portfolio	.30%	.24%	.54%
Software and IT Services Portfolio	.30%	.24%	.54%
Technology Portfolio	.30%	.24%	.54%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Communications Equipment Portfolio	.21%
Computers Portfolio	.16%
IT Services Portfolio	.15%
Semiconductors Portfolio	.15%
Software and IT Services Portfolio	.15%
Technology Portfolio	.15%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with each Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
Communications Equipment Portfolio	.04
Computers Portfolio	.04
IT Services Portfolio	.03
Semiconductors Portfolio	.03
Software and IT Services Portfolio	.02
Technology Portfolio	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Communications Equipment Portfolio	$21,142
Computers Portfolio	16,482
IT Services Portfolio	29,427
Semiconductors Portfolio	186,215
Software and IT Services Portfolio	65,143
Technology Portfolio	47,222

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, each fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each fund to borrow from, or lend money to, other participating affiliated funds. At period end, Computers Portfolio and IT Services Portfolio had no interfund loans outstanding. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Statement of Assets and Liabilities. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Computers Portfolio	Borrower	$8,714,600	2.27%	$2,744
IT Services Portfolio	Borrower	$12,711,000	2.09%	$1,478
Technology Portfolio	Borrower	$2,584,000	2.63%	$19,076

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 5,658,948 shares of Technology Portfolio were redeemed in-kind for investments and cash with a value of $97,220,739. The net realized gain of $44,795,304 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Technology Portfolio recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 68,677,500* shares of Technology Portfolio were redeemed in-kind for investments and cash with a value of $1,186,541,219. Technology Portfolio had a net realized gain of $473,405,337 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Technology Portfolio recognized no gain or loss for federal income tax purposes.

*Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 for 1 split that occurred on that date.

Other. During the period, the investment adviser reimbursed the Funds for certain loses as follows:

Amount
IT Services Portfolio	$7,164
Software and IT Services Portfolio	16,122
Technology Portfolio	15,031

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Communications Equipment Portfolio	$513
Computers Portfolio	1,265
IT Services Portfolio	8,857
Semiconductors Portfolio	8,382
Software and IT Services Portfolio	17,865
Technology Portfolio	13,928

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Funds. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a Fund's daily lending revenue, for its services as lending agent. The Funds may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS
Communications Equipment Portfolio	$18,498	$–	$–
Computers Portfolio	158	–	–
IT Services Portfolio	19,620	138	260,000
Semiconductors Portfolio	16,551	–	–
Software and IT Services Portfolio	24,444	–	–
Technology Portfolio	8,516	–	–

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Technology Portfolio	$15,420,280	2.08%	$380

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage service rebates	Custodian credits	Transfer Agent credits
Communications Equipment Portfolio	$33,047	$132	$–
Computers Portfolio	48,316	389	109
IT Services Portfolio	60,543	802	–
Semiconductors Portfolio	263,319	698	2,620
Software and IT Services Portfolio	71,325	1,534	2,091
Technology Portfolio	54,651	360	3,272

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Communications Equipment Portfolio	$1,150
Computers Portfolio	2,913
IT Services Portfolio	17,937
Semiconductors Portfolio	18,485
Software and IT Services Portfolio	38,748
Technology Portfolio	31,338

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and the Shareholders of Communications Equipment Portfolio, Computers Portfolio, IT Services Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio and Technology Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Communications Equipment Portfolio, Computers Portfolio, IT Services Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, and Technology Portfolio (six of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the “Funds”) as of February 29, 2020, the related statements of operations for the year ended February 29, 2020, the statements of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2020 and each of the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as a member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2019 to February 29, 2020).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period-B September 1, 2019 to February 29, 2020
Communications Equipment Portfolio	.84%
Actual		$1,000.00	$906.00	$3.98
Hypothetical-C		$1,000.00	$1,020.69	$4.22
Computers Portfolio	.75%
Actual		$1,000.00	$1,144.80	$4.00
Hypothetical-C		$1,000.00	$1,021.13	$3.77
IT Services Portfolio	.72%
Actual		$1,000.00	$1,020.30	$3.62
Hypothetical-C		$1,000.00	$1,021.28	$3.62
Semiconductors Portfolio	.71%
Actual		$1,000.00	$1,154.80	$3.80
Hypothetical-C		$1,000.00	$1,021.33	$3.57
Software and IT Services Portfolio	.70%
Actual		$1,000.00	$1,097.60	$3.65
Hypothetical-C		$1,000.00	$1,021.38	$3.52
Technology Portfolio	.70%
Actual		$1,000.00	$1,146.50	$3.74
Hypothetical-C		$1,000.00	$1,021.38	$3.52

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Communications Equipment Portfolio	04/09/20	04/08/20	$0.015	$0.000
Computers Portfolio	04/09/20	04/08/20	$1.148	$2.867
IT Services Portfolio	04/09/20	04/08/20	$0.006	$0.466
Semiconductors Portfolio	04/09/20	04/08/20	$0.004	$0.727
Software and IT Services Portfolio	04/09/20	04/08/20	$0.150	$0.409
Technology Portfolio	04/09/20	04/08/20	$0.025	$0.702

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2020, or, if subsequently determined to be different, the net capital gain of such year.

Communications Equipment Portfolio	$4,928,247
Computers Portfolio	$21,955,015
IT Services Portfolio	$107,404,851
Semiconductors Portfolio	$201,315,835
Software and IT Services Portfolio	$321,457,159
Technology Portfolio	$353,872,961

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2019	December 2019
Communications Equipment Portfolio	100%	100%
Computers Portfolio	–	33%
IT Services Portfolio	100%	100%
Semiconductors Portfolio	100%	100%
Software and IT Services Portfolio	99%	77%
Technology Portfolio	–	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2019	December 2019
Communications Equipment Portfolio	100%	100%
Computers Portfolio	–	73%
IT Services Portfolio	100%	100%
Semiconductors Portfolio	100%	100%
Software and IT Services Portfolio	100%	91%
Technology Portfolio	–	100%

The funds will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Communications Equipment Portfolio
Computers Portfolio
IT Services Portfolio
Semiconductors Portfolio
Software and IT Services Portfolio
Technology Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) and Fidelity SelectCo, LLC (SelectCo) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts will reflect the replacement of SelectCo with FMR and will take effect upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for each of the following: (i) Communications Equipment Portfolio in July 2018 and January 2019; (ii) Computers Portfolio in December 2017; (iii) IT Services Portfolio in April 2019 and October 2019; and (iv) Technology Portfolio in July 2018 and December 2018. The Board will continue to monitor closely each applicable fund's performance as the new portfolio manager(s) establishes a track record.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below.

Communications Equipment Portfolio

Computers Portfolio

IT Services Portfolio

Semiconductors Portfolio

Software and IT Services Portfolio

Technology Portfolio

The Board considered the fund's underperformance for different time periods ended June 30, 2019. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Communications Equipment Portfolio

Computers Portfolio

IT Services Portfolio

Semiconductors Portfolio

Historical Management Fees (BP) vs. Competitive Medians (BP):

Semiconductors
Total Mapped Group Median (TMG)
Asset-Sized Peer Group Median (ASPG)
85
87
86
85
85
82
86
81
74
74
55
55
55
54
54
2015
2016
2017
2018
2019

	2015	2016	2017	2018	2019
TMG %	5%	4%	4%	5%	5%
Funds	423	439	426	411	400
ASPG Quartile	1st	1st	1st	1st	1st

Software and IT Services Portfolio

Historical Management Fees (BP) vs. Competitive Medians (BP):

Software & IT Services
Total Mapped Group Median (TMG)
Asset-Sized Peer Group Median (ASPG)
85
87
86
85
85
80
78
74
74
74
55
55
55
54
54
2015
2016
2017
2018
2019

	2015	2016	2017	2018	2019
TMG %	5%	4%	4%	5%	5%
Funds	423	439	426	411	400
ASPG Quartile	1st	1st	1st	1st	1st

Technology Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Amended and Restated Contracts should be approved and each fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot not be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SELTEC-ANN-0420
1.813669.115

Fidelity® Select Portfolios®
Materials Sector

Chemicals Portfolio

Gold Portfolio

Materials Portfolio

Annual Report

February 29, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to shareholders
Chemicals Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Gold Portfolio
Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Schedule of Investments
Consolidated Financial Statements
Notes to Consolidated Financial Statements
Materials Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to shareholders:
(No Action is Required by You)

As part of a regular review of its organizational structure, Fidelity has decided to merge certain entities to streamline operations, increase efficiency, simplify reporting, and reduce legal, compliance, and accounting complexity and costs. In separate events, Fidelity has merged four of its investment advisers and two of its broker-dealers.

Effective on or about January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to “Fidelity Management & Research Company LLC”.

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. (“FIISC”). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to “Fidelity Distributors Company LLC”.

These mergers are not expected to affect fund shareholders or Fidelity clients, nor are they expected to result in any changes to the day-to-day management of Fidelity’s brokerage services, the Fidelity funds, their investment policies and practices, their portfolio management teams, or the funds’ expenses.

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following the end of this reporting period, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Chemicals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Chemicals Portfolio	(17.63)%	0.11%	9.27%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Chemicals Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$24,262	Chemicals Portfolio
$32,918	S&P 500® Index

Chemicals Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Co-Managers Rick Malnight and David Wagner:  For the fiscal year, the fund returned -17.63%, considerably behind the -7.84% result of the MSCI U.S. IMI Chemicals 25/50 Index, and also trailing the S&P 500® index. Most of the fund’s underperformance of the MSCI index occurred in the first half of the reporting period, as the decision to position the fund for a low-growth but still-expanding global economy was out of step with the market. Versus the MSCI industry index, security selection in diversified chemicals, commodity chemicals and specialty chemicals companies detracted significantly, with overweightings in the first two categories also weighing on relative performance. Among individual holdings, a large overweighting in titanium dioxide (TiO2) producer Chemours (-59%) detracted the most by a wide margin. A larger-than-index stake in Tronox Holdings was another TiO2 producer that hurt the fund’s relative result. The fund’s overweight stake in Olin (-36%), a supplier of polyvinyl chloride (PVC) and caustic soda, also significantly detracted the past 12 months. Underweighting the strong-performing shares of Ecolab (+8%) further weighed on the fund’s relative result. Conversely, picks in the metal & glass containers segment of the industry aided the fund’s relative performance a bit. At an individual stock level, overweighting Air Products & Chemicals (+24%), a provider of industrial gases, bolstered our relative result. Mostly avoiding index constituent Albemarle (-9%), a lithium producer, also paid off. Avoiding or underweighting a number of small-cap stocks in the MSCI index that performed poorly further worked in our favor. This included Kraton (-72%), Rayonier Advanced Materials (-82%) and Advansix (-56%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On August 1, 2019, David Wagner assumed co-management responsibilities for the fund, joining Rick Malnight. Rick plans to retire from the firm on June 30, 2020, at which time David will assume sole management of the fund.

Chemicals Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Linde PLC	21.3
Air Products & Chemicals, Inc.	11.5
Ecolab, Inc.	10.0
Sherwin-Williams Co.	5.6
DuPont de Nemours, Inc.	4.6
International Flavors & Fragrances, Inc.	3.5
PPG Industries, Inc.	3.4
Corteva, Inc.	3.3
FMC Corp.	3.1
RPM International, Inc.	2.8
69.1

Top Industries (% of fund's net assets)

As of February 29, 2020
Chemicals	97.9%
All Others*	2.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Chemicals Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Chemicals - 97.9%
Commodity Chemicals - 9.9%
Dow, Inc.	241,800	$9,771,138
LyondellBasell Industries NV Class A	93,600	6,688,656
Olin Corp.	1,127,540	18,254,873
Orion Engineered Carbons SA	790,726	11,236,216
Tronox Holdings PLC	1,111,069	8,155,246
Westlake Chemical Corp.	192,556	10,758,104
		64,864,233
Diversified Chemicals - 3.5%
Eastman Chemical Co.	93,800	5,769,638
Huntsman Corp.	333,100	6,308,914
The Chemours Co. LLC (a)	732,359	10,882,855
		22,961,407
Fertilizers & Agricultural Chemicals - 9.1%
CF Industries Holdings, Inc.	319,117	11,762,653
Corteva, Inc.	787,593	21,422,530
FMC Corp.	219,616	20,446,250
The Mosaic Co.	343,900	5,856,617
		59,488,050
Industrial Gases - 32.8%
Air Products & Chemicals, Inc.	342,211	75,152,958
Linde PLC (a)	732,516	139,917,879
		215,070,837
Specialty Chemicals - 42.6%
Albemarle Corp. U.S. (a)	155,600	12,735,860
Celanese Corp. Class A	103,600	9,711,464
DuPont de Nemours, Inc.	703,593	30,184,140
Ecolab, Inc.	363,800	65,647,710
Element Solutions, Inc. (b)	1,659,043	17,237,457
Innospec, Inc.	191,000	16,529,140
International Flavors & Fragrances, Inc. (a)	191,100	22,889,958
Livent Corp. (a)(b)	1,124,300	10,039,999
PPG Industries, Inc.	211,200	22,059,840
Quaker Chemical Corp. (a)	111,300	17,537,541
RPM International, Inc.	286,100	18,341,871
Sherwin-Williams Co.	71,833	37,119,703
		280,034,683
TOTAL COMMON STOCKS
(Cost $594,795,601)		642,419,210

Money Market Funds - 14.0%
Fidelity Securities Lending Cash Central Fund 1.60% (c)(d)
(Cost $91,905,879)	91,896,690	91,905,879
TOTAL INVESTMENT IN SECURITIES - 111.9%
(Cost $686,701,480)		734,325,089
NET OTHER ASSETS (LIABILITIES) - (11.9)%		(77,883,887)
NET ASSETS - 100%		$656,441,202

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$86,892
Fidelity Securities Lending Cash Central Fund	82,040
Total	$168,932

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	74.7%
Ireland	21.3%
Luxembourg	1.7%
United Kingdom	1.3%
Netherlands	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Chemicals Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $89,027,712) — See accompanying schedule: Unaffiliated issuers (cost $594,795,601)	$642,419,210
Fidelity Central Funds (cost $91,905,879)	91,905,879
Total Investment in Securities (cost $686,701,480)		$734,325,089
Receivable for investments sold		25,356,864
Receivable for fund shares sold		710,426
Dividends receivable		1,705,435
Distributions receivable from Fidelity Central Funds		23,074
Prepaid expenses		12,121
Other receivables		126,172
Total assets		762,259,181
Liabilities
Payable to custodian bank	$1,843,887
Payable for investments purchased	6,820,011
Payable for fund shares redeemed	4,605,144
Accrued management fee	335,045
Other affiliated payables	154,030
Other payables and accrued expenses	159,400
Collateral on securities loaned	91,900,462
Total liabilities		105,817,979
Net Assets		$656,441,202
Net Assets consist of:
Paid in capital		$650,161,453
Total accumulated earnings (loss)		6,279,749
Net Assets		$656,441,202
Net Asset Value, offering price and redemption price per share ($656,441,202 ÷ 62,672,808 shares)		$10.47

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$18,538,757
Income from Fidelity Central Funds (including $82,040 from security lending)		168,932
Total income		18,707,689
Expenses
Management fee	$5,038,923
Transfer agent fees	1,912,467
Accounting and security lending fees	316,500
Custodian fees and expenses	15,156
Independent trustees' fees and expenses	5,390
Registration fees	33,269
Audit	47,832
Legal	2,375
Interest	5,268
Miscellaneous	10,197
Total expenses before reductions	7,387,377
Expense reductions	(101,459)
Total expenses after reductions		7,285,918
Net investment income (loss)		11,421,771
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(16,249,854)
Fidelity Central Funds	5,418
Foreign currency transactions	58,013
Total net realized gain (loss)		(16,186,423)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(153,942,747)
Assets and liabilities in foreign currencies	(9,747)
Total change in net unrealized appreciation (depreciation)		(153,952,494)
Net gain (loss)		(170,138,917)
Net increase (decrease) in net assets resulting from operations		$(158,717,146)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,421,771	$21,659,821
Net realized gain (loss)	(16,186,423)	93,669,306
Change in net unrealized appreciation (depreciation)	(153,952,494)	(285,174,370)
Net increase (decrease) in net assets resulting from operations	(158,717,146)	(169,845,243)
Distributions to shareholders	(64,898,786)	(172,397,316)
Share transactions
Proceeds from sales of shares	51,439,480	142,345,479
Reinvestment of distributions	61,546,519	163,460,684
Cost of shares redeemed	(386,307,907)	(600,405,301)
Net increase (decrease) in net assets resulting from share transactions	(273,321,908)	(294,599,138)
Total increase (decrease) in net assets	(496,937,840)	(636,841,697)
Net Assets
Beginning of period	1,153,379,042	1,790,220,739
End of period	$656,441,202	$1,153,379,042
Other Information
Shares(a)
Sold	4,140,804	9,180,276
Issued in reinvestment of distributions	4,713,661	11,635,665
Redeemed	(31,186,535)	(39,027,003)
Net increase (decrease)	(22,332,070)	(18,211,062)

 (a) Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Chemicals Portfolio

Years ended February 28,	2020 A	2019 B	2018 B	2017 B	2016 A,B
Selected Per–Share Data
Net asset value, beginning of period	$13.57	$17.34	$16.24	$12.32	$15.33
Income from Investment Operations
Net investment income (loss)C	.15	.23	.19	.18	.19
Net realized and unrealized gain (loss)	(2.39)	(2.17)	2.36	4.44	(2.34)
Total from investment operations	(2.24)	(1.94)	2.55	4.62	(2.15)
Distributions from net investment income	(.20)	(.21)	(.16)	(.17)	(.18)
Distributions from net realized gain	(.66)	(1.62)	(1.29)	(.53)	(.68)
Total distributions	(.86)	(1.83)	(1.45)	(.70)	(.86)
Redemption fees added to paid in capitalC	–	–	–	–D	–D
Net asset value, end of period	$10.47	$13.57	$17.34	$16.24	$12.32
Total ReturnE	(17.63)%	(11.10)%	16.31%	38.02%	(14.46)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.77%	.77%	.80%	.80%
Expenses net of fee waivers, if any	.78%	.77%	.77%	.80%	.80%
Expenses net of all reductions	.77%	.76%	.77%	.79%	.79%
Net investment income (loss)	1.21%	1.50%	1.12%	1.26%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$656,441	$1,153,379	$1,790,221	$1,626,642	$1,046,827
Portfolio turnover rateH	77%	62%	62%	85%	79%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2020

1. Organization.

Chemicals Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

Effective August 10, 2018, Chemicals Portfolio underwent a 10 for 1 share split. The effect of the share split transaction was to multiply the number of outstanding shares of Chemicals Portfolio by a split factor of 10:1, with a corresponding decrease in net asset value (NAV) per share. This event does not impact the overall net assets of Chemicals Portfolio. The per share data presented in the Financial Highlights and Share activity presented in the Statements of Changes in Net Assets for Chemicals Portfolio have been retroactively adjusted to reflect this share split.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $122,113 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$90,372,073
Gross unrealized depreciation	(45,726,281)
Net unrealized appreciation (depreciation)	$44,645,792
Tax Cost	$689,679,297

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$44,621,890

The Fund intends to elect to defer to its next fiscal year $38,220,028 of capital losses recognized during the period November 1, 2019 to February 29, 2020.

The tax character of distributions paid was as follows:

	February 29, 2020	February 28, 2019
Ordinary Income	$13,950,855	$ 18,521,629
Long-term Capital Gains	50,947,931	153,875,687
Total	$64,898,786	$ 172,397,316

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Chemicals Portfolio	708,685,821	1,040,070,094

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
Chemicals Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Chemicals Portfolio	$33,476

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Chemicals Portfolio	Borrower	$3,926,727	2.20%	$5,268

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Chemicals Portfolio	$2,580

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $6,180. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $95,388 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $6,071.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Gold Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	10.49%	3.19%	(4.98)%
Class M (incl. 3.50% sales charge)	12.75%	3.37%	(5.03)%
Class C (incl. contingent deferred sales charge)	15.42%	3.70%	(5.10)%
Gold Portfolio	17.60%	4.74%	(4.14)%
Class I	17.60%	4.76%	(4.10)%
Class Z	17.75%	4.80%	(4.08)%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Gold Portfolio, a class of the fund, on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$6,551	Gold Portfolio
$32,918	S&P 500® Index

Gold Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Steven Calhoun:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 16% to 18%, trailing the 24.32% advance of the S&P® Global BMI Gold Capped Index 20/45 Linked Index, but handily outperforming the broad-based S&P 500® index. The fund’s underperformance of the S&P gold index the past 12 months was due to unfavorable security selection. The fund’s largest individual relative detractor was an overweighted position in OceanaGold (-55%). An out-of-index position in Gold Standard Ventures (-47%) also hurt, as did not owning index constituent Kinross Gold (+51%). Currency movement had negligible influence on the fund’s performance, while a strong U.S. dollar had a negative impact. Conversely, non-index exposure to the precious metals & mining category added value relative to the sector index. Here, establishing positions in Impala Platinum Holdings (+25%) and SilverCrest Metals (+85%) made them notable relative contributors. The fund’s biggest individual relative contributors were not owning index components St. Barbara (-50%) and SEMAFO (-92%). A cash position of 1% of assets, on average, also detracted in an uptrending market for gold bullion and gold stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 30, 2019, Joe Wickwire retired from Fidelity, leaving Steven Calhoun as sole portfolio manager.

Gold Portfolio

Consolidated Investment Summary (Unaudited)

The information in the following tables is based on the consolidated investments of the Fund.

Top Ten Holdings as of February 29, 2020

(excluding repurchase agreements)	% of fund's net assets
Newmont Corp.	17.0
Barrick Gold Corp. (Canada)	16.1
Franco-Nevada Corp.	9.2
Agnico Eagle Mines Ltd. (Canada)	5.7
Northern Star Resources Ltd.	4.5
AngloGold Ashanti Ltd.	4.4
Gold Fields Ltd.	3.6
Yamana Gold, Inc.	3.2
Sibanye Stillwater Ltd.	2.8
Alamos Gold, Inc.	2.4
68.9

Top Industries (% of fund's net assets)

As of February 29, 2020
Gold	90.8%
Silver	4.8%
Precious Metals & Minerals	1.9%
Diversified Metals & Mining	1.5%
All Others**	0.4%

 * Includes gold bullion and/or silver bullion.

 ** Includes Short-Term investments and Net Other Assets (Liabilities).

Geographic Diversification (% of fund's net assets)

As of February 29, 2020
Canada	59.6%
United States of America*	20.1%
South Africa	11.5%
Australia	8.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Gold Portfolio

Consolidated Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Australia - 8.8%
Metals & Mining - 8.8%
Gold - 8.8%
Gold Road Resources Ltd. (a)	15,813,386	$14,937,364
Newcrest Mining Ltd.	2,057,335	35,248,598
Northern Star Resources Ltd.	8,488,713	74,433,424
Resolute Mng Ltd. (a)	30,000,000	19,934,370
		144,553,756
Canada - 59.6%
Metals & Mining - 59.6%
Diversified Metals & Mining - 1.5%
New Pacific Holdings Corp. (a)(b)	2,000,000	8,061,091
Orla Mining Ltd. (a)(b)(c)	10,000,000	17,284,411
		25,345,502
Gold - 52.1%
Agnico Eagle Mines Ltd. (Canada)	1,957,001	92,860,044
Alamos Gold, Inc.	6,688,812	38,919,443
B2Gold Corp.	9,199,293	36,735,489
Barrick Gold Corp. (Canada)	13,794,195	263,089,135
Franco-Nevada Corp.	1,409,331	151,301,618
Gold Standard Ventures Corp. (a)(b)(c)	20,814,591	12,871,008
Kirkland Lake Gold Ltd.	960,780	30,986,900
Lundin Gold, Inc. (a)(b)	3,000,000	23,222,202
Novagold Resources, Inc. (a)	1,870,700	14,842,954
OceanaGold Corp.	9,428,932	13,768,454
Osisko Gold Royalties Ltd.	3,000,000	24,652,636
Pretium Resources, Inc. (a)	3,514,783	25,007,396
Pretium Resources, Inc. (a)(d)	225,000	1,600,857
Seabridge Gold, Inc. (a)(b)	1,678,210	16,528,915
SSR Mining, Inc. (a)	2,359,900	36,921,512
Torex Gold Resources, Inc. (a)	1,405,000	18,611,213
Yamana Gold, Inc.	13,596,200	52,976,812
		854,896,588
Precious Metals & Minerals - 1.2%
SilverCrest Metals, Inc. (a)	3,000,000	19,243,807
Silver - 4.8%
First Majestic Silver Corp. (a)	2,000,000	15,094,058
MAG Silver Corp. (a)	1,710,801	14,504,686
Pan American Silver Corp.	800,000	15,840,000
Wheaton Precious Metals Corp.	1,157,400	32,913,360
		78,352,104
TOTAL METALS & MINING		977,838,001
South Africa - 11.5%
Metals & Mining - 11.5%
Gold - 10.8%
AngloGold Ashanti Ltd.	4,048,871	72,103,341
Gold Fields Ltd.	9,729,700	59,173,936
Sibanye Stillwater Ltd. (a)	21,935,700	45,047,575
		176,324,852
Precious Metals & Minerals - 0.7%
Impala Platinum Holdings Ltd.	1,381,806	11,231,560
TOTAL METALS & MINING		187,556,412
United States of America - 19.1%
Metals & Mining - 19.1%
Gold - 19.1%
Newmont Corp.	6,260,681	279,414,195
Royal Gold, Inc.	350,667	33,828,845
		313,243,040
TOTAL COMMON STOCKS
(Cost $1,176,458,484)		1,623,191,209
	Troy Ounces

Commodities - 0.6%
Gold Bullion
(Cost $6,051,546)	6,980	11,009,973
	Shares

Money Market Funds - 1.3%
Fidelity Cash Central Fund 1.60% (e)	15,138,178	15,141,206
Fidelity Securities Lending Cash Central Fund 1.60% (e)(f)	5,973,912	5,974,509
TOTAL MONEY MARKET FUNDS
(Cost $21,115,715)		21,115,715
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $1,203,625,745)		1,655,316,897
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(15,371,828)
NET ASSETS - 100%		$1,639,945,069

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,600,857 or 0.1% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$374,633
Fidelity Securities Lending Cash Central Fund	135,053
Total	$509,686

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Consolidated Statement of Operations, if applicable.

Consolidated Subsidiary

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Select Cayman Gold Ltd.	$14,429,238	$43,049	$5,931,271	$--	$1,855,029	$636,958	$11,033,003

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Gold Standard Ventures Corp.	$3,745,642	$17,749,007	$--	$--	$--	$(8,623,641)	$12,871,008
Orla Mining Ltd.	--	14,084,052	--	--	--	3,200,359	17,284,411
Premier Gold Mines Ltd.	20,806,293	1,368,553	22,067,649	--	(15,030,839)	14,923,642	--
Total	$24,551,935	$33,201,612	$22,067,649	$--	$(15,030,839)	$9,500,360	$30,155,419

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,623,191,209	$1,435,634,797	$187,556,412	$--
Commodities	11,009,973	11,009,973	--	--
Money Market Funds	21,115,715	21,115,715	--	--
Total Investments in Securities:	$1,655,316,897	$1,467,760,485	$187,556,412	$--

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $4,746,803) — See accompanying schedule: Unaffiliated issuers (cost $1,141,255,386)	$1,593,035,790
Fidelity Central Funds (cost $21,115,715)	21,115,715
Commodities (cost $6,051,546)	11,009,973
Other affiliated issuers (cost $35,203,098)	30,155,419
Total Investment in Securities (cost $1,203,625,745)		$1,655,316,897
Cash		23,693
Foreign currency held at value (cost $112,836)		112,836
Receivable for investments sold		6,463,298
Receivable for fund shares sold		12,532,419
Dividends receivable		1,396,351
Interest receivable		18
Distributions receivable from Fidelity Central Funds		31,355
Prepaid expenses		8,971
Other receivables		146,260
Total assets		1,676,032,098
Liabilities
Payable for investments purchased	$3,962,953
Payable for fund shares redeemed	24,757,576
Accrued management fee	792,488
Distribution and service plan fees payable	71,367
Other affiliated payables	319,809
Other payables and accrued expenses	207,748
Collateral on securities loaned	5,975,088
Total liabilities		36,087,029
Net Assets		$1,639,945,069
Net Assets consist of:
Paid in capital		$2,842,469,682
Total accumulated earnings (loss)		(1,202,524,613)
Net Assets		$1,639,945,069
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($64,970,603 ÷ 2,998,460 shares)(a)		$21.67
Maximum offering price per share (100/94.25 of $21.67)		$22.99
Class M:
Net Asset Value and redemption price per share ($19,619,768 ÷ 927,020 shares)(a)		$21.16
Maximum offering price per share (100/96.50 of $21.16)		$21.93
Class C:
Net Asset Value and offering price per share ($52,375,467 ÷ 2,609,410 shares)(a)		$20.07
Gold:
Net Asset Value, offering price and redemption price per share ($1,292,204,306 ÷ 57,872,936 shares)		$22.33
Class I:
Net Asset Value, offering price and redemption price per share ($115,699,288 ÷ 5,180,846 shares)		$22.33
Class Z:
Net Asset Value, offering price and redemption price per share ($95,075,637 ÷ 4,255,389 shares)		$22.34

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$13,950,781
Special dividends		3,377,597
Interest		343
Income from Fidelity Central Funds (including $135,053 from security lending)		509,686
Income before foreign taxes withheld		17,838,407
Less foreign taxes withheld		(1,114,090)
Total income		16,724,317
Expenses
Management fee	$8,379,297
Transfer agent fees	2,981,278
Distribution and service plan fees	838,684
Accounting and security lending fees	701,914
Custodian fees and expenses	69,741
Independent trustees' fees and expenses	8,151
Registration fees	159,571
Audit	70,832
Legal	2,008
Interest	7,860
Miscellaneous	10,451
Total expenses before reductions	13,229,787
Expense reductions	(205,458)
Total expenses after reductions		13,024,329
Net investment income (loss)		3,699,988
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(48,483,102)
Fidelity Central Funds	(165)
Other affiliated issuers	(15,030,839)
Commodities	1,465,678
Foreign currency transactions	(187,951)
Total net realized gain (loss)		(62,236,379)
Change in net unrealized appreciation (depreciation) on:
Investments:
Investments	250,270,608
Fidelity Central Funds	(414)
Other affiliated issuers	9,500,360
Assets and liabilities in foreign currencies	99,977
Commodities	1,016,905
Total change in net unrealized appreciation (depreciation)		260,887,436
Net gain (loss)		198,651,057
Net increase (decrease) in net assets resulting from operations		$202,351,045

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,699,988	$1,072,405
Net realized gain (loss)	(62,236,379)	(221,994,173)
Change in net unrealized appreciation (depreciation)	260,887,436	239,641,869
Net increase (decrease) in net assets resulting from operations	202,351,045	18,720,101
Distributions to shareholders	(6,847,722)	–
Share transactions - net increase (decrease)	185,112,852	(6,262,689)
Total increase (decrease) in net assets	380,616,175	12,457,412
Net Assets
Beginning of period	1,259,328,894	1,246,871,482
End of period	$1,639,945,069	$1,259,328,894

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights

Gold Portfolio Class A

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$18.52	$18.30	$20.54	$17.70	$18.11
Income from Investment Operations
Net investment income (loss)B	(.01)C	(.03)	(.12)	(.16)	(.06)
Net realized and unrealized gain (loss)	3.20	.25	(2.09)	3.59	(.35)
Total from investment operations	3.19	.22	(2.21)	3.43	(.41)
Distributions from net investment income	(.01)	–	–	–	–
Distributions from net realized gain	(.03)	–	(.03)	(.60)	–
Total distributions	(.04)	–	(.03)	(.60)	–
Redemption fees added to paid in capitalB	–	–	–	.01	–D
Net asset value, end of period	$21.67	$18.52	$18.30	$20.54	$17.70
Total ReturnE,F	17.23%	1.20%	(10.77)%	19.97%	(2.26)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.13%	1.19%	1.18%	1.19%	1.23%
Expenses net of fee waivers, if any	1.13%	1.18%	1.16%	1.16%	1.20%
Expenses net of all reductions	1.12%	1.18%	1.16%	1.16%	1.20%
Net investment income (loss)	(.05)%C	(.15)%	(.58)%	(.71)%	(.44)%
Supplemental Data
Net assets, end of period (000 omitted)	$64,971	$50,479	$61,703	$83,589	$53,509
Portfolio turnover rateI	56%	37%	13%	28%	20%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.26) %.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio Class M

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$18.11	$17.94	$20.19	$17.37	$17.83
Income from Investment Operations
Net investment income (loss)B	(.07)C	(.07)	(.17)	(.22)	(.11)
Net realized and unrealized gain (loss)	3.12	.24	(2.05)	3.54	(.35)
Total from investment operations	3.05	.17	(2.22)	3.32	(.46)
Distributions from net realized gain	–	–	(.03)	(.51)	–
Total distributions	–	–	(.03)	(.51)	–
Redemption fees added to paid in capitalB	–	–	–	.01	–D
Net asset value, end of period	$21.16	$18.11	$17.94	$20.19	$17.37
Total ReturnE,F	16.84%	.95%	(11.04)%	19.62%	(2.58)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.42%	1.48%	1.48%	1.49%	1.52%
Expenses net of fee waivers, if any	1.42%	1.46%	1.47%	1.46%	1.48%
Expenses net of all reductions	1.41%	1.46%	1.47%	1.46%	1.48%
Net investment income (loss)	(.34)%C	(.43)%	(.88)%	(1.01)%	(.72)%
Supplemental Data
Net assets, end of period (000 omitted)	$19,620	$17,401	$19,355	$25,170	$17,720
Portfolio turnover rateI	56%	37%	13%	28%	20%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.56) %.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio Class C

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$17.24	$17.15	$19.36	$16.68	$17.20
Income from Investment Operations
Net investment income (loss)B	(.14)C	(.13)	(.24)	(.29)	(.16)
Net realized and unrealized gain (loss)	2.97	.22	(1.95)	3.42	(.36)
Total from investment operations	2.83	.09	(2.19)	3.13	(.52)
Distributions from net realized gain	–	–	(.02)	(.45)	–
Total distributions	–	–	(.02)	(.45)	–
Redemption fees added to paid in capitalB	–	–	–	–D	–D
Net asset value, end of period	$20.07	$17.24	$17.15	$19.36	$16.68
Total ReturnE,F	16.42%	.52%	(11.35)%	19.19%	(3.02)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.80%	1.84%	1.85%	1.88%	1.97%
Expenses net of fee waivers, if any	1.80%	1.83%	1.83%	1.85%	1.93%
Expenses net of all reductions	1.79%	1.83%	1.83%	1.84%	1.93%
Net investment income (loss)	(.72)%C	(.80)%	(1.25)%	(1.40)%	(1.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$52,375	$67,760	$92,724	$101,215	$52,732
Portfolio turnover rateI	56%	37%	13%	28%	20%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.94) %.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$19.07	$18.78	$21.02	$18.12	$18.50
Income from Investment Operations
Net investment income (loss)B	.06C	.03	(.05)	(.09)	(.03)
Net realized and unrealized gain (loss)	3.30	.26	(2.14)	3.66	(.35)
Total from investment operations	3.36	.29	(2.19)	3.57	(.38)
Distributions from net investment income	(.06)	–	–	–	–
Distributions from net realized gain	(.03)	–	(.05)	(.68)	–
Total distributions	(.10)D	–	(.05)	(.68)	–
Redemption fees added to paid in capitalB	–	–	–	.01	–E
Net asset value, end of period	$22.33	$19.07	$18.78	$21.02	$18.12
Total ReturnF	17.60%	1.54%	(10.47)%	20.38%	(2.05)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.79%	.86%	.86%	.87%	.97%
Expenses net of fee waivers, if any	.79%	.85%	.85%	.84%	.93%
Expenses net of all reductions	.78%	.85%	.84%	.84%	.93%
Net investment income (loss)	.29%C	.18%	(.26)%	(.39)%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,292,204	$1,035,697	$1,011,412	$1,271,458	$1,076,206
Portfolio turnover rateI	56%	37%	13%	28%	20%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .07%.

 D Total distributions of $.10 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $.034 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio Class I

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$19.07	$18.78	$21.02	$18.13	$18.50
Income from Investment Operations
Net investment income (loss)B	.06C	.04	(.05)	(.09)	(.02)
Net realized and unrealized gain (loss)	3.30	.25	(2.14)	3.67	(.35)
Total from investment operations	3.36	.29	(2.19)	3.58	(.37)
Distributions from net investment income	(.07)	–	–	–	–
Distributions from net realized gain	(.03)	–	(.05)	(.70)	–
Total distributions	(.10)	–	(.05)	(.70)	–
Redemption fees added to paid in capitalB	–	–	–	.01	–D
Net asset value, end of period	$22.33	$19.07	$18.78	$21.02	$18.13
Total ReturnE	17.60%	1.54%	(10.47)%	20.41%	(2.00)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%	.84%	.85%	.87%	.92%
Expenses net of fee waivers, if any	.79%	.82%	.83%	.84%	.88%
Expenses net of all reductions	.77%	.82%	.83%	.84%	.88%
Net investment income (loss)	.30%C	.21%	(.24)%	(.39)%	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$115,699	$84,956	$61,677	$58,673	$52,607
Portfolio turnover rateH	56%	37%	13%	28%	20%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .08%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio Class Z

Years ended February 28,	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$19.08	$16.62
Income from Investment Operations
Net investment income (loss)C	.10D	.07
Net realized and unrealized gain (loss)	3.29	2.39
Total from investment operations	3.39	2.46
Distributions from net investment income	(.10)	–
Distributions from net realized gain	(.03)	–
Total distributions	(.13)	–
Net asset value, end of period	$22.34	$19.08
Total ReturnE,F	17.75%	14.80%
Ratios to Average Net AssetsG,H
Expenses before reductions	.65%	.68%I
Expenses net of fee waivers, if any	.64%	.68%I
Expenses net of all reductions	.63%	.67%I
Net investment income (loss)	.44%D	.97%I
Supplemental Data
Net assets, end of period (000 omitted)	$95,076	$3,037
Portfolio turnover rateJ	56%	37%

 A For the year ended February 29.

 B For the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Notes to Consolidated Financial Statements

For the period ended February 29, 2020

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M, Class C, Gold, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Consolidated Subsidiary.

The Fund invests in certain commodity-related investments through Fidelity Select Gold Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of period end, the Fund held an investment of $11,033,003 in the Subsidiary, representing 0.7% of the Fund's net assets.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

4. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2020, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $113,130 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2020, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporations, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes on an unconsolidated basis were as follows:

Gross unrealized appreciation	$411,343,579
Gross unrealized depreciation	(82,564,460)
Net unrealized appreciation (depreciation)	$328,779,119
Tax Cost	$1,326,560,808

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$11,716,793
Capital loss carryforward	$(1,590,735,131)
Net unrealized appreciation (depreciation) on securities and other investments	$328,845,989

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(147,641,269)
Long-term	(1,443,093,862)
Total capital loss carryforward	$(1,590,735,131)

The tax character of distributions paid was as follows:

	February 29, 2020	February 28, 2019
Ordinary Income	$6,847,722	$–

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Gold Portfolio	1,044,747,601	868,292,983

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

The investment adviser, either through itself or through an affiliate provides investment management related services to the Subsidiary. The Subsidiary does not pay the investment adviser a fee for these services. Under the management contract with the subsidiary, the investment adviser pays all other expenses of the Subsidiary, except custodian fees.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$152,587	$9,027
Class M	.25%	.25%	95,946	484
Class C	.75%	.25%	590,151	44,168
			$838,684	$53,679

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$31,179
Class M	5,134
Class C(a)	9,322
$45,635

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$168,761.28
Class M	61,234.32
Class C	118,865.20
Gold	2,401,119.19
Class I	208,161.19
Class Z	23,138.04
	$2,981,278

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
Gold Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Gold Portfolio	$7,906

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Gold Portfolio	Borrower	$8,221,471	2.02%	$7,860

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Consolidated Statement of Operations, and are as follows:

Amount
Gold Portfolio	$3,731

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $170,939 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $19,282. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Gold	$146

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7,961.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $7,130 for an operational error which is included in the accompanying Statement of Operations.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2020	Year ended February 28, 2019
Distributions to shareholders
Class A	$126,430	$–
Gold	5,685,007	–
Class I	512,501	–
Class Z	523,784	–
Total	$6,847,722	$–

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2020	Year ended February 28, 2019(a)	Year ended February 29, 2020	Year ended February 28, 2019(a)
Class A
Shares sold	1,071,031	562,437	$23,081,577	$9,909,468
Reinvestment of distributions	5,541	–	124,685	–
Shares redeemed	(803,447)	(1,208,833)	(17,157,110)	(21,611,552)
Net increase (decrease)	273,125	(646,396)	$6,049,152	$(11,702,084)
Class M
Shares sold	235,440	229,723	$4,985,960	$3,924,126
Shares redeemed	(269,260)	(347,502)	(5,455,321)	(6,015,227)
Net increase (decrease)	(33,820)	(117,779)	$(469,361)	$(2,091,101)
Class C
Shares sold	447,770	752,482	$9,285,024	$12,855,428
Shares redeemed	(1,768,549)	(2,230,268)	(33,587,608)	(35,991,400)
Net increase (decrease)	(1,320,779)	(1,477,786)	$(24,302,584)	$(23,135,972)
Gold
Shares sold	35,604,152	18,855,174	$801,315,881	$336,678,749
Reinvestment of distributions	237,526	–	5,435,729	–
Shares redeemed	(32,282,204)	(18,402,999)	(714,942,656)	(329,426,640)
Net increase (decrease)	3,559,474	452,175	$91,808,954	$7,252,109
Class I
Shares sold	2,911,958	2,830,267	$63,117,217	$50,462,127
Reinvestment of distributions	21,730	–	497,247	–
Shares redeemed	(2,207,535)	(1,660,500)	(48,726,909)	(29,601,141)
Net increase (decrease)	726,153	1,169,767	$14,887,555	$20,860,986
Class Z
Shares sold	5,524,932	368,708	$130,157,436	$6,495,798
Reinvestment of distributions	22,294	–	509,236	–
Shares redeemed	(1,450,995)	(209,550)	(33,527,536)	(3,942,425)
Net increase (decrease)	4,096,231	159,158	$97,139,136	$2,553,373

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Materials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(18.76)%	(3.25)%	4.47%
Class M (incl. 3.50% sales charge)	(17.06)%	(3.08)%	4.41%
Class C (incl. contingent deferred sales charge)	(15.31)%	(2.83)%	4.30%
Materials Portfolio	(13.57)%	(1.83)%	5.38%
Class I	(13.55)%	(1.82)%	5.39%
Class Z	(13.43)%	(1.78)%	5.41%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Materials Portfolio, a class of the fund, on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,881	Materials Portfolio
$32,918	S&P 500® Index

Materials Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Co-Managers Rick Malnight and Jody Simes:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -13% to -14%, considerably trailing the -5.33% result of the MSCI U.S. IMI Materials 25/50 Linked Index, and even further behind the S&P 500®. Most of the fund’s underperformance of the MSCI sector index occurred in the first half of the reporting period, as the decision to position the fund for a low-growth but still-expanding global economy was out of step with the market. Versus the MSCI index, security selection in specialty chemicals, commodity chemicals and diversified chemicals companies detracted significantly, with overweightings in the latter two categories also weighing on relative performance. Among individual holdings, a large overweighting in diversified chemicals stock Chemours (-58%) detracted the most by a wide margin amid lower demand for its titanium dioxide (TiO2) pigment. The fund’s overweight position in polyvinyl chloride (PVC) and caustic soda producer Olin (-35%) also significantly detracted the past 12 months, as did overweighting specialty chemicals stock DuPont (-45%), which was spun off from DowDuPont in June 2019. Conversely, the portfolio's favorable positioning in the steel, metal & glass containers, and paper packaging groups added value. Specifically, a larger-than-index stake in Crown Holdings (+30%) was a defensive holding in the metal & glass containers group that lifted the fund’s relative performance. Largely avoiding two weak-performing metals producers in the MSCI materials index also bolstered the fund’s relative performance: steel manufacturer Nucor (-30%) and copper producer Freeport-McMoRan (-25%). We established a position in Freeport in May but didn’t hold Nucor at all this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On November 8, 2019, Jody Simes assumed co-management responsibilities for the fund, joining Rick Malnight. Rick plans to retire from the firm on June 30, 2020, at which time Jody will assume sole management of the fund.

Materials Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Linde PLC	17.5
Air Products & Chemicals, Inc.	7.0
Ecolab, Inc.	5.8
Sherwin-Williams Co.	5.4
Newmont Corp.	5.3
DuPont de Nemours, Inc.	4.2
Crown Holdings, Inc.	3.9
PPG Industries, Inc.	3.9
Vulcan Materials Co.	3.4
Martin Marietta Materials, Inc.	3.1
59.5

Top Industries (% of fund's net assets)

As of February 29, 2020
Chemicals	62.8%
Metals & Mining	17.6%
Containers & Packaging	12.3%
Construction Materials	7.2%
All Others*	0.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Materials Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
Chemicals - 62.8%
Commodity Chemicals - 3.4%
Olin Corp.	485,550	$7,861,055
Tronox Holdings PLC	2,069,603	15,190,886
		23,051,941
Diversified Chemicals - 1.8%
The Chemours Co. LLC (a)	841,880	12,510,337
Fertilizers & Agricultural Chemicals - 6.4%
CF Industries Holdings, Inc.	259,300	9,557,798
Corteva, Inc.	338,311	9,202,059
FMC Corp.	129,317	12,039,413
Nutrien Ltd.	181,700	7,346,131
The Mosaic Co.	196,600	3,348,098
The Scotts Miracle-Gro Co. Class A	19,300	2,045,607
		43,539,106
Industrial Gases - 24.5%
Air Products & Chemicals, Inc.	216,000	47,435,760
Linde PLC (a)	618,986	118,232,515
		165,668,275
Specialty Chemicals - 26.7%
Albemarle Corp. U.S. (a)	154,100	12,613,085
Ashland Global Holdings, Inc.	61,700	4,414,018
Balchem Corp.	31,000	2,928,260
DuPont de Nemours, Inc.	670,611	28,769,212
Ecolab, Inc.	217,700	39,283,965
Ingevity Corp. (b)	48,900	2,202,456
Innospec, Inc.	36,900	3,193,326
International Flavors & Fragrances, Inc. (a)	109,131	13,071,711
Livent Corp. (b)	445,297	3,976,502
PPG Industries, Inc.	252,700	26,394,515
RPM International, Inc.	27,600	1,769,436
Sherwin-Williams Co.	70,800	36,585,900
Stepan Co.	19,900	1,747,817
Wacker Chemie AG	51,500	3,663,344
		180,613,547

TOTAL CHEMICALS		425,383,206

Construction Materials - 7.2%
Construction Materials - 7.2%
Martin Marietta Materials, Inc.	93,500	21,274,055
Summit Materials, Inc. (b)	232,100	4,535,234
Vulcan Materials Co.	188,600	22,681,036
		48,490,325
Containers & Packaging - 12.3%
Metal & Glass Containers - 8.9%
Aptargroup, Inc.	139,700	14,119,479
Ball Corp.	277,600	19,559,696
Crown Holdings, Inc. (b)	382,159	26,942,210
		60,621,385
Paper Packaging - 3.4%
Avery Dennison Corp.	100,400	11,494,796
Graphic Packaging Holding Co.	151,800	2,052,336
Packaging Corp. of America	59,200	5,364,704
WestRock Co.	116,800	3,883,600
		22,795,436

TOTAL CONTAINERS & PACKAGING		83,416,821

Metals & Mining - 17.6%
Aluminum - 0.2%
Kaiser Aluminum Corp.	13,900	1,314,245
Copper - 5.1%
First Quantum Minerals Ltd.	2,303,600	17,024,930
Freeport-McMoRan, Inc.	337,100	3,357,516
Lundin Mining Corp.	2,727,800	13,920,976
		34,303,422
Diversified Metals & Mining - 0.4%
MMC Norilsk Nickel PJSC sponsored ADR	101,000	3,053,923
Gold - 7.7%
Agnico Eagle Mines Ltd. (Canada)	205,800	9,765,246
Newmont Corp.	803,400	35,855,742
Royal Gold, Inc.	64,300	6,203,021
		51,824,009
Silver - 1.3%
Wheaton Precious Metals Corp.	309,800	8,809,883
Steel - 2.9%
Allegheny Technologies, Inc. (a)(b)	114,300	1,953,387
Commercial Metals Co.	231,000	4,218,060
Reliance Steel & Aluminum Co.	85,900	8,786,711
Steel Dynamics, Inc.	181,300	4,828,019
		19,786,177

TOTAL METALS & MINING		119,091,659

TOTAL COMMON STOCKS
(Cost $651,047,011)		676,382,011

Money Market Funds - 17.1%
Fidelity Cash Central Fund 1.60% (c)	4,708,861	4,709,803
Fidelity Securities Lending Cash Central Fund 1.60% (c)(d)	111,390,094	111,401,233
TOTAL MONEY MARKET FUNDS
(Cost $116,111,036)		116,111,036
TOTAL INVESTMENT IN SECURITIES - 117.0%
(Cost $767,158,047)		792,493,047
NET OTHER ASSETS (LIABILITIES) - (17.0)%		(115,140,331)
NET ASSETS - 100%		$677,352,716

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$79,336
Fidelity Securities Lending Cash Central Fund	57,742
Total	$137,078

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$676,382,011	$669,664,744	$6,717,267	$--
Money Market Funds	116,111,036	116,111,036	--	--
Total Investments in Securities:	$792,493,047	$785,775,780	$6,717,267	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	70.9%
Ireland	17.5%
Canada	8.5%
United Kingdom	2.2%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $107,852,575) — See accompanying schedule: Unaffiliated issuers (cost $651,047,011)	$676,382,011
Fidelity Central Funds (cost $116,111,036)	116,111,036
Total Investment in Securities (cost $767,158,047)		$792,493,047
Foreign currency held at value (cost $19,217)		19,160
Receivable for investments sold		1,980,362
Receivable for fund shares sold		614,027
Dividends receivable		1,259,248
Distributions receivable from Fidelity Central Funds		17,534
Prepaid expenses		12,604
Other receivables		146,668
Total assets		796,542,650
Liabilities
Payable for investments purchased	$2,067,601
Payable for fund shares redeemed	4,985,339
Accrued management fee	342,968
Distribution and service plan fees payable	50,918
Other affiliated payables	159,783
Other payables and accrued expenses	188,625
Collateral on securities loaned	111,394,700
Total liabilities		119,189,934
Net Assets		$677,352,716
Net Assets consist of:
Paid in capital		$757,409,450
Total accumulated earnings (loss)		(80,056,734)
Net Assets		$677,352,716
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($76,869,244 ÷ 1,294,306 shares)(a)		$59.39
Maximum offering price per share (100/94.25 of $59.39)		$63.01
Class M:
Net Asset Value and redemption price per share ($19,422,807 ÷ 330,111 shares)(a)		$58.84
Maximum offering price per share (100/96.50 of $58.84)		$60.97
Class C:
Net Asset Value and offering price per share ($24,239,278 ÷ 422,988 shares)(a)		$57.30
Materials:
Net Asset Value, offering price and redemption price per share ($405,667,520 ÷ 6,803,153 shares)		$59.63
Class I:
Net Asset Value, offering price and redemption price per share ($137,886,776 ÷ 2,316,825 shares)		$59.52
Class Z:
Net Asset Value, offering price and redemption price per share ($13,267,091 ÷ 223,352 shares)		$59.40

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$17,618,644
Income from Fidelity Central Funds (including $57,742 from security lending)		137,078
Total income		17,755,722
Expenses
Management fee	$4,906,783
Transfer agent fees	1,939,991
Distribution and service plan fees	743,564
Accounting and security lending fees	309,547
Custodian fees and expenses	18,807
Independent trustees' fees and expenses	5,210
Registration fees	101,046
Audit	51,939
Legal	2,728
Interest	7,733
Miscellaneous	10,045
Total expenses before reductions	8,097,393
Expense reductions	(86,756)
Total expenses after reductions		8,010,637
Net investment income (loss)		9,745,085
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(91,727,369)
Fidelity Central Funds	6,373
Foreign currency transactions	50,290
Total net realized gain (loss)		(91,670,706)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(34,449,569)
Assets and liabilities in foreign currencies	(8,257)
Total change in net unrealized appreciation (depreciation)		(34,457,826)
Net gain (loss)		(126,128,532)
Net increase (decrease) in net assets resulting from operations		$(116,383,447)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,745,085	$18,081,625
Net realized gain (loss)	(91,670,706)	91,013,519
Change in net unrealized appreciation (depreciation)	(34,457,826)	(319,877,443)
Net increase (decrease) in net assets resulting from operations	(116,383,447)	(210,782,299)
Distributions to shareholders	(9,657,928)	(148,511,389)
Share transactions - net increase (decrease)	(292,920,936)	(426,989,061)
Total increase (decrease) in net assets	(418,962,311)	(786,282,749)
Net Assets
Beginning of period	1,096,315,027	1,882,597,776
End of period	$677,352,716	$1,096,315,027

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Materials Portfolio Class A

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$69.57	$88.50	$81.27	$62.94	$80.43
Income from Investment Operations
Net investment income (loss)B	.58	.84	.55	.70	.79
Net realized and unrealized gain (loss)	(10.10)	(12.01)	11.18	18.26	(16.80)
Total from investment operations	(9.52)	(11.17)	11.73	18.96	(16.01)
Distributions from net investment income	(.66)	(.67)	(.50)	(.63)	(.58)
Distributions from net realized gain	–	(7.09)	(4.00)	–	(.91)
Total distributions	(.66)	(7.76)	(4.50)	(.63)	(1.48)C
Redemption fees added to paid in capitalB	–	–	–	–D	–D
Net asset value, end of period	$59.39	$69.57	$88.50	$81.27	$62.94
Total ReturnE,F	(13.81)%	(12.59)%	14.65%	30.18%	(20.01)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.08%	1.06%	1.07%	1.08%	1.06%
Expenses net of fee waivers, if any	1.08%	1.06%	1.07%	1.08%	1.06%
Expenses net of all reductions	1.07%	1.05%	1.06%	1.07%	1.06%
Net investment income (loss)	.87%	1.08%	.64%	.96%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$76,869	$126,182	$201,933	$229,086	$202,747
Portfolio turnover rateI	69%	77%J	67%	49%J	64%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.48 per share is comprised of distributions from net investment income of $.575 and distributions from net realized gain of $.906 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio Class M

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$68.98	$87.79	$80.66	$62.52	$79.95
Income from Investment Operations
Net investment income (loss)B	.39	.61	.30	.47	.56
Net realized and unrealized gain (loss)	(10.01)	(11.88)	11.08	18.12	(16.69)
Total from investment operations	(9.62)	(11.27)	11.38	18.59	(16.13)
Distributions from net investment income	(.52)	(.45)	(.25)	(.45)	(.40)
Distributions from net realized gain	–	(7.09)	(4.00)	–	(.91)
Total distributions	(.52)	(7.54)	(4.25)	(.45)	(1.30)C
Redemption fees added to paid in capitalB	–	–	–	–D	–D
Net asset value, end of period	$58.84	$68.98	$87.79	$80.66	$62.52
Total ReturnE,F	(14.05)%	(12.84)%	14.30%	29.78%	(20.27)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.37%	1.35%	1.36%	1.39%	1.38%
Expenses net of fee waivers, if any	1.36%	1.35%	1.36%	1.39%	1.37%
Expenses net of all reductions	1.36%	1.34%	1.35%	1.38%	1.37%
Net investment income (loss)	.58%	.79%	.35%	.65%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$19,423	$27,436	$40,107	$40,935	$30,118
Portfolio turnover rateI	69%	77%J	67%	49%J	64%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.30 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.906 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio Class C

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$67.13	$85.52	$78.72	$61.09	$78.12
Income from Investment Operations
Net investment income (loss)B	.08	.25	(.09)	.15	.24
Net realized and unrealized gain (loss)	(9.76)	(11.50)	10.80	17.68	(16.28)
Total from investment operations	(9.68)	(11.25)	10.71	17.83	(16.04)
Distributions from net investment income	(.15)	(.04)	(.02)	(.20)	(.08)
Distributions from net realized gain	–	(7.09)	(3.89)	–	(.91)
Total distributions	(.15)	(7.14)C	(3.91)	(.20)	(.99)
Redemption fees added to paid in capitalB	–	–	–	–D	–D
Net asset value, end of period	$57.30	$67.13	$85.52	$78.72	$61.09
Total ReturnE,F	(14.46)%	(13.24)%	13.78%	29.21%	(20.61)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.82%	1.81%	1.82%	1.83%	1.81%
Expenses net of fee waivers, if any	1.82%	1.81%	1.82%	1.82%	1.81%
Expenses net of all reductions	1.81%	1.79%	1.82%	1.82%	1.81%
Net investment income (loss)	.12%	.33%	(.11)%	.21%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$24,239	$51,659	$85,792	$80,225	$66,896
Portfolio turnover rateI	69%	77%J	67%	49%J	64%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $7.14 per share is comprised of distributions from net investment income of $.042 and distributions from net realized gain of $7.094 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$69.84	$88.90	$81.64	$63.20	$80.77
Income from Investment Operations
Net investment income (loss)B	.77	1.06	.79	.90	.98
Net realized and unrealized gain (loss)	(10.14)	(12.09)	11.24	18.34	(16.89)
Total from investment operations	(9.37)	(11.03)	12.03	19.24	(15.91)
Distributions from net investment income	(.84)	(.93)	(.77)	(.80)	(.76)
Distributions from net realized gain	–	(7.09)	(4.00)	–	(.91)
Total distributions	(.84)	(8.03)C	(4.77)	(.80)	(1.66)D
Redemption fees added to paid in capitalB	–	–	–	–E	–E
Net asset value, end of period	$59.63	$69.84	$88.90	$81.64	$63.20
Total ReturnF	(13.57)%	(12.35)%	14.96%	30.52%	(19.81)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.80%	.79%	.79%	.81%	.81%
Expenses net of fee waivers, if any	.80%	.79%	.79%	.81%	.81%
Expenses net of all reductions	.79%	.78%	.79%	.81%	.80%
Net investment income (loss)	1.14%	1.35%	.91%	1.22%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$405,668	$626,759	$1,043,704	$882,504	$711,985
Portfolio turnover rateI	69%	77%J	67%	49%J	64%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $8.03 per share is comprised of distributions from net investment income of $.932 and distributions from net realized gain of $7.094 per share.

 D Total distributions of $1.66 per share is comprised of distributions from net investment income of $.756 and distributions from net realized gain of $.906 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio Class I

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$69.70	$88.73	$81.49	$63.07	$80.60
Income from Investment Operations
Net investment income (loss)B	.78	1.07	.80	.91	1.00
Net realized and unrealized gain (loss)	(10.12)	(12.08)	11.22	18.31	(16.86)
Total from investment operations	(9.34)	(11.01)	12.02	19.22	(15.86)
Distributions from net investment income	(.84)	(.93)	(.78)	(.80)	(.77)
Distributions from net realized gain	–	(7.09)	(4.00)	–	(.91)
Total distributions	(.84)	(8.02)	(4.78)	(.80)	(1.67)C
Redemption fees added to paid in capitalB	–	–	–	–D	–D
Net asset value, end of period	$59.52	$69.70	$88.73	$81.49	$63.07
Total ReturnE	(13.55)%	(12.34)%	14.97%	30.55%	(19.79)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%	.78%	.79%	.79%	.78%
Expenses net of fee waivers, if any	.79%	.78%	.79%	.79%	.78%
Expenses net of all reductions	.78%	.77%	.78%	.78%	.78%
Net investment income (loss)	1.16%	1.36%	.92%	1.25%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$137,887	$254,240	$511,062	$335,124	$306,145
Portfolio turnover rateH	69%	77%I	67%	49%I	64%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.67 per share is comprised of distributions from net investment income of $.767 and distributions from net realized gain of $.906 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio Class Z

Years ended February 28,	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$69.58	$79.81
Income from Investment Operations
Net investment income (loss)C	.88	.62
Net realized and unrealized gain (loss)	(10.10)	(6.96)
Total from investment operations	(9.22)	(6.34)
Distributions from net investment income	(.96)	(.96)
Distributions from net realized gain	–	(2.93)
Total distributions	(.96)	(3.89)
Net asset value, end of period	$59.40	$69.58
Total ReturnD,E	(13.43)%	(7.35)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.63%	.63%H
Expenses net of fee waivers, if any	.63%	.62%H
Expenses net of all reductions	.62%	.61%H
Net investment income (loss)	1.31%	2.27%H
Supplemental Data
Net assets, end of period (000 omitted)	$13,267	$10,039
Portfolio turnover rateI	69%	77%J

 A For the year ended February 29.

 B For the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2020

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M, Class C, Materials, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $145,295 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$86,993,525
Gross unrealized depreciation	(63,009,215)
Net unrealized appreciation (depreciation)	$23,984,310
Tax Cost	$768,508,737

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(103,876,084)
Net unrealized appreciation (depreciation) on securities and other investments	$23,964,641

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(34,373,469)
Long-term	(69,502,615)
Total capital loss carryforward	$(103,876,084)

The tax character of distributions paid was as follows:

	February 29, 2020	February 28, 2019
Ordinary Income	$9,657,928	$ 14,413,957
Long-term Capital Gains	–	134,097,432
Total	$9,657,928	$ 148,511,389

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Materials Portfolio	626,862,265	918,399,775

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$259,440	$1,638
Class M	.25%	.25%	124,832	838
Class C	.75%	.25%	359,292	14,123
			$743,564	$16,599

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$16,787
Class M	2,721
Class C(a)	1,543
$21,051

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$246,731.24
Class M	68,804.28
Class C	83,521.23
Materials	1,132,316.21
Class I	402,714.20
Class Z	5,905.04
	$1,939,991

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
Materials Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Materials Portfolio	$28,009

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Materials Portfolio	Borrower	$6,669,842	2.17%	$7,651

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 1,531,828 shares of the Fund were redeemed in kind for investments and cash with a value of $126,544,324. The Fund had a net realized gain of $42,386,899 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Materials Portfolio	$2,481

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $4,379. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Materials Portfolio	$1,002,000	2.94%	$82

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $72,301 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,945.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $8,510 for an operational error which is included in the accompanying Statement of Operations.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2020	Year ended February 28, 2019(a)
Distributions to shareholders
Class A	$898,677	$15,708,925
Class M	184,051	3,202,320
Class C	66,737	6,520,876
Materials	6,084,056	82,797,754
Class I	2,187,246	39,718,583
Class Z	237,161	562,931
Total	$9,657,928	$148,511,389

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2020	Year ended February 28, 2019(a)	Year ended February 29, 2020	Year ended February 28, 2019(a)
Class A
Shares sold	244,450	308,373	$16,509,685	$22,956,940
Reinvestment of distributions	12,915	212,733	880,535	15,369,185
Shares redeemed	(776,678)	(989,324)	(52,530,774)	(75,462,106)
Net increase (decrease)	(519,313)	(468,218)	$(35,140,554)	$(37,135,981)
Class M
Shares sold	35,457	54,673	$2,382,633	$4,209,329
Reinvestment of distributions	2,714	44,672	183,413	3,195,601
Shares redeemed	(105,772)	(158,456)	(7,006,735)	(12,302,958)
Net increase (decrease)	(67,601)	(59,111)	$(4,440,689)	$(4,898,028)
Class C
Shares sold	17,268	52,426	$1,120,535	$3,945,243
Reinvestment of distributions	966	88,963	63,603	6,259,533
Shares redeemed	(364,770)	(375,023)	(23,591,304)	(27,023,944)
Net increase (decrease)	(346,536)	(233,634)	$(22,407,166)	$(16,819,168)
Materials
Shares sold	436,712	723,502	$29,584,388	$55,284,340
Reinvestment of distributions	82,761	1,071,623	5,662,504	77,748,766
Shares redeemed	(2,690,491)	(4,560,838)(b)	(181,389,398)	(359,459,696)(b)
Net increase (decrease)	(2,171,018)	(2,765,713)	$(146,142,506)	$(226,426,590)
Class I
Shares sold	507,369	1,171,052	$34,230,110	$91,157,331
Reinvestment of distributions	30,204	515,251	2,062,607	37,224,159
Shares redeemed	(1,868,270)	(3,798,586)	(125,984,780)	(280,329,178)
Net increase (decrease)	(1,330,697)	(2,112,283)	$(89,692,063)	$(151,947,688)
Class Z
Shares sold	212,839	190,704	$13,863,966	$13,136,478
Reinvestment of distributions	3,047	6,745	207,591	418,264
Shares redeemed	(136,815)	(53,168)	(9,169,515)	(3,316,348)
Net increase (decrease)	79,071	144,281	$4,902,042	$10,238,394

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

 (b) Amount includes in-kind redemptions (See Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Chemicals Portfolio and Materials Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Chemicals Portfolio and Materials Portfolio (two of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the “Funds”) as of February 29, 2020, the related statements of operations for the year ended February 29, 2020, the statements of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 13, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Gold Portfolio

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Gold Portfolio and its subsidiary (one of the funds constituting Fidelity Select Portfolios, referred to hereafter as the “Fund”) as of February 29, 2020, the related consolidated statement of operations for the year ended February 29, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 13, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as a member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2019 to February 29, 2020).

Actual Expenses

The first line of the accompanying table for each Class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a Class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period-B September 1, 2019 to February 29, 2020
Chemicals Portfolio	.78%
Actual		$1,000.00	$920.30	$3.72
Hypothetical-C		$1,000.00	$1,020.98	$3.92
Gold Portfolio
Class A	1.12%
Actual		$1,000.00	$908.40	$5.31
Hypothetical-C		$1,000.00	$1,019.29	$5.62
Class M	1.41%
Actual		$1,000.00	$906.60	$6.68
Hypothetical-C		$1,000.00	$1,017.85	$7.07
Class C	1.80%
Actual		$1,000.00	$904.90	$8.53
Hypothetical-C		$1,000.00	$1,015.91	$9.02
Gold	.79%
Actual		$1,000.00	$909.80	$3.75
Hypothetical-C		$1,000.00	$1,020.93	$3.97
Class I	.78%
Actual		$1,000.00	$909.80	$3.70
Hypothetical-C		$1,000.00	$1,020.98	$3.92
Class Z	.64%
Actual		$1,000.00	$910.30	$3.04
Hypothetical-C		$1,000.00	$1,021.68	$3.22
Materials Portfolio
Class A	1.08%
Actual		$1,000.00	$922.40	$5.16
Hypothetical-C		$1,000.00	$1,019.49	$5.42
Class M	1.36%
Actual		$1,000.00	$921.10	$6.50
Hypothetical-C		$1,000.00	$1,018.10	$6.82
Class C	1.82%
Actual		$1,000.00	$918.80	$8.68
Hypothetical-C		$1,000.00	$1,015.81	$9.12
Materials	.80%
Actual		$1,000.00	$923.60	$3.83
Hypothetical-C		$1,000.00	$1,020.89	$4.02
Class I	.79%
Actual		$1,000.00	$923.70	$3.78
Hypothetical-C		$1,000.00	$1,020.93	$3.97
Class Z	.63%
Actual		$1,000.00	$924.40	$3.01
Hypothetical-C		$1,000.00	$1,021.73	$3.17

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2020, or, if subsequently determined to be different, the net capital gain of such year.

Chemicals Portfolio	$20,886,538

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 15, 2019	December 16, 2019	December 23, 2019	December 31, 2019
Chemicals Portfolio	100%	–	100%	–
Gold Portfolio
Class A	–	100%	–	89%
Class M	–	–	–	–
Class C	–	–	–	–
Gold	–	91%	–	89%
Class I	–	90%	–	89%
Class Z	–	69%	–	89%
Materials Portfolio
Class A	–	–	100%	–
Class M	–	–	100%	–
Class C	–	–	100%	–
Materials	–	–	100%	–
Class I	–	–	100%	–
Class Z	–	–	100%	–

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2019	December 2019
Chemicals Portfolio	100%	100%
Gold Portfolio
Class A	–	100%
Class M	–	–
Class C	–	–
Gold	–	100%
Class I	–	100%
Class Z	–	100%
Materials Portfolio
Class A	–	100%
Class M	–	100%
Class C	–	100%
Materials	–	100%
Class I	–	100%
Class Z	–	100%

The funds will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Chemicals Portfolio
Gold Portfolio
Materials Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) and Fidelity SelectCo, LLC (SelectCo) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts will reflect the replacement of SelectCo with FMR and will take effect upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for Chemicals Portfolio in August 2019, for Gold Portfolio in September 2018 and March 2019, and for Materials Portfolio in November 2017 and November 2019. The Board will continue to monitor closely each applicable fund's performance as the new portfolio manager(s) establishes a track record.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below.

Chemicals Portfolio

The Board considered the fund's underperformance for different time periods ended June 30, 2019. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Gold Portfolio

The Board considered the fund's underperformance for different time periods ended June 30, 2019 (based on the performance of the retail class of the fund). The Board noted that the fund's underperformance has continued since the Board approved the management contract in January 2019. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the fund's performance more closely.

Materials Portfolio

The Board considered the fund's underperformance for different time periods ended June 30, 2019 (based on the performance of the retail class of the fund). The Board noted that the fund's underperformance has continued since the Board approved the management contract in July 2017 and January 2019. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the fund's performance more closely.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Chemicals Portfolio

Gold Portfolio

Materials Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of Chemicals Portfolio's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For Chemicals Portfolio, the Board noted that the total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2019.

In its review of the total expense ratio of each class of Gold Portfolio and Materials Portfolio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For Gold Portfolio, the Board noted that the total expense ratio of each of Class A, Class C, Class I, Class Z, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of Class M ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that, when compared with competitor funds that charge a 0.50% 12b-1 fee, the total expense ratio of Class M is below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of the fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

For Materials Portfolio, the Board noted that the total expense ratio of each of Class A, Class C, Class I, Class Z, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of Class M ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that, when compared with competitor funds that charge a 0.50% 12b-1 fee, the total expense ratio of Class M is below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of the fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Amended and Restated Contracts should be approved and each fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot not be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SELMT-ANN-0420
1.846032.113

Fidelity® Select Portfolios®
Telecommunications Services Sector

Telecommunications Portfolio

Wireless Portfolio

Annual Report

February 29, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to shareholders
Telecommunications Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Wireless Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

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For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

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Note to shareholders:
(No Action is Required by You)

As part of a regular review of its organizational structure, Fidelity has decided to merge certain entities to streamline operations, increase efficiency, simplify reporting, and reduce legal, compliance, and accounting complexity and costs. In separate events, Fidelity has merged four of its investment advisers and two of its broker-dealers.

Effective on or about January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to “Fidelity Management & Research Company LLC”.

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. (“FIISC”). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to “Fidelity Distributors Company LLC”.

These mergers are not expected to affect fund shareholders or Fidelity clients, nor are they expected to result in any changes to the day-to-day management of Fidelity’s brokerage services, the Fidelity funds, their investment policies and practices, their portfolio management teams, or the funds’ expenses.

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following the end of this reporting period, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Telecommunications Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	5.67%	4.42%	8.73%
Class M (incl. 3.50% sales charge)	7.90%	4.57%	8.65%
Class C (incl. contingent deferred sales charge)	10.34%	4.90%	8.59%
Telecommunications Portfolio	12.50%	6.02%	9.73%
Class I	12.47%	6.00%	9.71%
Class Z	12.68%	6.07%	9.75%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Telecommunications Portfolio, a class of the fund, on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,309	Telecommunications Portfolio
$32,918	S&P 500® Index

Telecommunications Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Matthew Drukker:  For the fiscal year, the fund's share classes posted gains in the range of roughly 11% to 13%, outpacing the 8.66% result of the industry benchmark, the MSCI U.S. IMI Telecommunication Services 25/50 Index. The fund's share classes also topped the S&P 500®. Telecommunication services companies, given their more utility-like characteristics and their focus on U.S.-based connectivity services, benefited from relatively limited exposure to global trade uncertainty. Many also capitalized on digital growth trends that drove strong business fundamentals the past 12 months. Versus the industry benchmark, stock selection delivered the biggest boost to the fund's outperformance. Choices in the integrated telecommunication services segment gave the fund a significant edge, led by avoiding shares of weak-performing index component Pareteum (-91%), a cloud communications platform provider. The fund's positioning in multinational media and telecom provider AT&T (+20%) added value. I sold about half the fund's stake in AT&T by period end. Conversely, underweighting alternative carriers – especially communications infrastructure provider Zayo (+41%) – detracted. I sold Zayo by period end. A non-index position in U.K.-based cable provider Liberty Global (-27%) hurt the fund's relative return as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Telecommunications Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Verizon Communications, Inc.	20.4
AT&T, Inc.	12.4
Sprint Corp.	7.9
T-Mobile U.S., Inc.	6.9
Vonage Holdings Corp.	4.9
Iridium Communications, Inc.	4.7
Orange SA ADR	4.0
Liberty Global PLC Class C	3.8
Cogent Communications Group, Inc.	3.7
GCI Liberty, Inc.	3.6
72.3

Top Industries (% of fund's net assets)

As of February 29, 2020
Diversified Telecommunication Services	64.1%
Wireless Telecommunication Services	22.8%
Media	6.2%
Entertainment	2.7%
Road & Rail	1.5%
All Others*	2.7%

* Includes short-term investments and net other assets (liabilities).

Telecommunications Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Communications Equipment - 1.2%
Communications Equipment - 1.2%
CommScope Holding Co., Inc. (a)	189,900	$2,090,799
EchoStar Holding Corp. Class A (a)	40,900	1,428,228
		3,519,027
Construction & Engineering - 0.5%
Construction & Engineering - 0.5%
Dycom Industries, Inc. (a)	44,200	1,306,552
Diversified Telecommunication Services - 64.1%
Alternative Carriers - 21.3%
Bandwidth, Inc. (a)(b)	83,300	5,238,737
CenturyLink, Inc.	204,800	2,471,936
Cogent Communications Group, Inc.	149,439	10,910,541
GCI Liberty, Inc. (a)	151,100	10,442,521
Globalstar, Inc. (a)(b)	1,102,348	450,199
Iliad SA (b)	24,667	3,467,297
Iridium Communications, Inc. (a)	504,311	13,651,699
ORBCOMM, Inc. (a)	370,949	1,227,841
Vonage Holdings Corp. (a)	1,609,171	14,418,172
		62,278,943
Integrated Telecommunication Services - 42.8%
AT&T, Inc.	1,030,720	36,301,958
ATN International, Inc.	82,400	4,441,360
Bezeq The Israel Telecommunication Corp. Ltd. (a)	12,128,829	8,958,933
Cincinnati Bell, Inc. (a)	119,802	1,563,416
Consolidated Communications Holdings, Inc.	10,300	64,066
Masmovil Ibercom SA (a)	128,600	2,554,398
Orange SA ADR	859,800	11,504,124
Verizon Communications, Inc.	1,102,797	59,727,487
		125,115,742

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		187,394,685

Entertainment - 2.7%
Interactive Home Entertainment - 2.0%
Activision Blizzard, Inc.	98,300	5,714,179
Movies & Entertainment - 0.7%
Spotify Technology SA (a)	15,000	2,056,800

TOTAL ENTERTAINMENT		7,770,979

Media - 6.2%
Cable & Satellite - 6.2%
Liberty Broadband Corp. Class A (a)	33,600	4,155,648
Liberty Global PLC Class C (a)	604,236	11,232,747
Liberty Latin America Ltd. Class C (a)	81,734	1,241,539
Megacable Holdings S.A.B. de CV unit	314,800	1,053,971
SES SA (France) (depositary receipt)	48,000	550,386
		18,234,291
Road & Rail - 1.5%
Trucking - 1.5%
Lyft, Inc.	115,900	4,418,108
Wireless Telecommunication Services - 22.8%
Wireless Telecommunication Services - 22.8%
Boingo Wireless, Inc. (a)	232,300	2,943,241
Millicom International Cellular SA	70,400	3,203,904
Shenandoah Telecommunications Co.	166,267	7,387,243
Sprint Corp. (a)	2,520,674	23,164,994
T-Mobile U.S., Inc. (a)	221,597	19,979,186
Telephone & Data Systems, Inc.	236,164	4,756,343
U.S. Cellular Corp. (a)	164,800	5,176,368
		66,611,279
TOTAL COMMON STOCKS
(Cost $237,760,284)		289,254,921

Money Market Funds - 2.0%
Fidelity Securities Lending Cash Central Fund 1.60% (c)(d)
(Cost $5,891,038)	5,890,540	5,891,129
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $243,651,322)		295,146,050
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(2,855,491)
NET ASSETS - 100%		$292,290,559

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$31,649
Fidelity Securities Lending Cash Central Fund	79,213
Total	$110,862

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$289,254,921	$282,682,840	$6,572,081	$--
Money Market Funds	5,891,129	5,891,129	--	--
Total Investments in Securities:	$295,146,050	$288,573,969	$6,572,081	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.3%
France	5.2%
United Kingdom	3.8%
Israel	3.1%
Others (Individually Less Than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $5,077,584) — See accompanying schedule: Unaffiliated issuers (cost $237,760,284)	$289,254,921
Fidelity Central Funds (cost $5,891,038)	5,891,129
Total Investment in Securities (cost $243,651,322)		$295,146,050
Foreign currency held at value (cost $751,695)		751,695
Receivable for investments sold		5,832,562
Receivable for fund shares sold		1,152,623
Distributions receivable from Fidelity Central Funds		2,766
Prepaid expenses		2,502
Other receivables		7,169
Total assets		302,895,367
Liabilities
Payable to custodian bank	$2,006,338
Payable for investments purchased	1,845,269
Payable for fund shares redeemed	622,376
Accrued management fee	136,722
Distribution and service plan fees payable	13,367
Other affiliated payables	54,811
Other payables and accrued expenses	43,525
Collateral on securities loaned	5,882,400
Total liabilities		10,604,808
Net Assets		$292,290,559
Net Assets consist of:
Paid in capital		$237,781,786
Total accumulated earnings (loss)		54,508,773
Net Assets		$292,290,559
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($21,375,798 ÷ 352,763 shares)(a)		$60.60
Maximum offering price per share (100/94.25 of $60.60)		$64.30
Class M:
Net Asset Value and redemption price per share ($6,919,066 ÷ 114,848 shares)(a)		$60.25
Maximum offering price per share (100/96.50 of $60.25)		$62.44
Class C:
Net Asset Value and offering price per share ($6,491,440 ÷ 107,624 shares)(a)		$60.32
Telecommunications:
Net Asset Value, offering price and redemption price per share ($219,853,879 ÷ 3,604,629 shares)		$60.99
Class I:
Net Asset Value, offering price and redemption price per share ($12,427,720 ÷ 204,202 shares)		$60.86
Class Z:
Net Asset Value, offering price and redemption price per share ($25,222,656 ÷ 415,182 shares)		$60.75

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$7,597,052
Income from Fidelity Central Funds (including $79,213 from security lending)		110,862
Total income		7,707,914
Expenses
Management fee	$1,561,742
Transfer agent fees	593,840
Distribution and service plan fees	152,196
Accounting and security lending fees	113,781
Custodian fees and expenses	10,972
Independent trustees' fees and expenses	1,580
Registration fees	99,571
Audit	55,447
Legal	853
Miscellaneous	2,202
Total expenses before reductions	2,592,184
Expense reductions	(21,677)
Total expenses after reductions		2,570,507
Net investment income (loss)		5,137,407
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,212,530
Fidelity Central Funds	925
Foreign currency transactions	(12,205)
Total net realized gain (loss)		16,201,250
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	12,371,389
Fidelity Central Funds	(318)
Assets and liabilities in foreign currencies	3,963
Total change in net unrealized appreciation (depreciation)		12,375,034
Net gain (loss)		28,576,284
Net increase (decrease) in net assets resulting from operations		$33,713,691

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,137,407	$6,750,662
Net realized gain (loss)	16,201,250	6,025,654
Change in net unrealized appreciation (depreciation)	12,375,034	(5,510,177)
Net increase (decrease) in net assets resulting from operations	33,713,691	7,266,139
Distributions to shareholders	(9,566,584)	(9,778,496)
Share transactions - net increase (decrease)	(18,459,242)	(71,184,477)
Total increase (decrease) in net assets	5,687,865	(73,696,834)
Net Assets
Beginning of period	286,602,694	360,299,528
End of period	$292,290,559	$286,602,694

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Telecommunications Portfolio Class A

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$55.68	$55.58	$69.61	$62.32	$63.26
Income from Investment Operations
Net investment income (loss)B	.87	1.10C	1.05	.88	.81
Net realized and unrealized gain (loss)	5.86	.56	(3.38)	10.68	(.76)
Total from investment operations	6.73	1.66	(2.33)	11.56	.05
Distributions from net investment income	(.96)	(.94)	(1.31)	(1.11)	(.54)
Distributions from net realized gain	(.85)	(.62)	(10.39)	(3.16)	(.45)
Total distributions	(1.81)	(1.56)	(11.70)	(4.27)	(.99)
Redemption fees added to paid in capitalB	–	–	–	–D	–D
Net asset value, end of period	$60.60	$55.68	$55.58	$69.61	$62.32
Total ReturnE,F	12.12%	3.03%	(4.06)%	18.65%	.16%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.18%	1.18%	1.14%	1.14%	1.15%
Expenses net of fee waivers, if any	1.17%	1.17%	1.14%	1.14%	1.15%
Expenses net of all reductions	1.17%	1.16%	1.12%	1.12%	1.15%
Net investment income (loss)	1.47%	1.96%C	1.59%	1.28%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$21,376	$20,589	$17,816	$31,966	$13,032
Portfolio turnover rateI	58%	64%J	66%	105%J	51%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.25 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.52%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio Class M

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$55.40	$55.31	$69.33	$61.95	$63.04
Income from Investment Operations
Net investment income (loss)B	.70	.92C	.81	.65	.61
Net realized and unrealized gain (loss)	5.83	.55	(3.36)	10.62	(.76)
Total from investment operations	6.53	1.47	(2.55)	11.27	(.15)
Distributions from net investment income	(.83)	(.76)	(1.07)	(.73)	(.49)
Distributions from net realized gain	(.85)	(.62)	(10.39)	(3.16)	(.45)
Total distributions	(1.68)	(1.38)	(11.47)D	(3.89)	(.94)
Redemption fees added to paid in capitalB	–	–	–	–E	–E
Net asset value, end of period	$60.25	$55.40	$55.31	$69.33	$61.95
Total ReturnF,G	11.81%	2.69%	(4.40)%	18.26%	(.16)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.46%	1.50%	1.49%	1.46%	1.47%
Expenses net of fee waivers, if any	1.46%	1.49%	1.49%	1.46%	1.47%
Expenses net of all reductions	1.45%	1.48%	1.48%	1.44%	1.46%
Net investment income (loss)	1.19%	1.64%C	1.24%	.96%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$6,919	$6,018	$4,847	$6,933	$8,280
Portfolio turnover rateJ	58%	64%K	66%	105%K	51%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.25 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.19%.

 D Total distributions of $11.47 per share is comprised of distributions from net investment income of $1.073 and distributions from net realized gain of $10.393 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio Class C

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$55.45	$55.29	$69.24	$62.10	$63.04
Income from Investment Operations
Net investment income (loss)B	.46	.70C	.57	.37	.36
Net realized and unrealized gain (loss)	5.82	.56	(3.36)	10.62	(.75)
Total from investment operations	6.28	1.26	(2.79)	10.99	(.39)
Distributions from net investment income	(.56)	(.48)	(.77)	(.69)	(.10)
Distributions from net realized gain	(.85)	(.62)	(10.39)	(3.16)	(.45)
Total distributions	(1.41)	(1.10)	(11.16)	(3.85)	(.55)
Redemption fees added to paid in capitalB	–	–	–	–D	–D
Net asset value, end of period	$60.32	$55.45	$55.29	$69.24	$62.10
Total ReturnE,F	11.34%	2.30%	(4.75)%	17.77%	(.57)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.88%	1.88%	1.86%	1.88%	1.89%
Expenses net of fee waivers, if any	1.87%	1.88%	1.86%	1.88%	1.89%
Expenses net of all reductions	1.87%	1.86%	1.85%	1.86%	1.88%
Net investment income (loss)	.77%	1.26%C	.87%	.54%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$6,491	$6,994	$8,396	$13,528	$7,735
Portfolio turnover rateI	58%	64%J	66%	105%J	51%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.25 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .81%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$56.04	$55.88	$69.97	$62.58	$63.54
Income from Investment Operations
Net investment income (loss)B	1.09	1.30C	1.28	1.12	1.02
Net realized and unrealized gain (loss)	5.90	.56	(3.42)	10.74	(.77)
Total from investment operations	6.99	1.86	(2.14)	11.86	.25
Distributions from net investment income	(1.19)	(1.08)	(1.56)	(1.31)	(.76)
Distributions from net realized gain	(.85)	(.62)	(10.39)	(3.16)	(.45)
Total distributions	(2.04)	(1.70)	(11.95)	(4.47)	(1.21)
Redemption fees added to paid in capitalB	–	–	–	–D	–D
Net asset value, end of period	$60.99	$56.04	$55.88	$69.97	$62.58
Total ReturnE	12.50%	3.38%	(3.76)%	19.06%	.49%
Ratios to Average Net AssetsF,G
Expenses before reductions	.83%	.84%	.82%	.80%	.82%
Expenses net of fee waivers, if any	.82%	.83%	.82%	.80%	.81%
Expenses net of all reductions	.82%	.82%	.80%	.78%	.81%
Net investment income (loss)	1.82%	2.30%C	1.92%	1.62%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$219,854	$227,438	$320,908	$690,720	$689,600
Portfolio turnover rateH	58%	64%I	66%	105%I	51%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.25 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.85%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio Class I

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$55.84	$55.74	$69.82	$62.46	$63.38
Income from Investment Operations
Net investment income (loss)B	1.04	1.27C	1.26	1.12	1.02
Net realized and unrealized gain (loss)	5.91	.57	(3.39)	10.70	(.76)
Total from investment operations	6.95	1.84	(2.13)	11.82	.26
Distributions from net investment income	(1.08)	(1.12)	(1.56)	(1.30)	(.73)
Distributions from net realized gain	(.85)	(.62)	(10.39)	(3.16)	(.45)
Total distributions	(1.93)	(1.74)	(11.95)	(4.46)	(1.18)
Redemption fees added to paid in capitalB	–	–	–	–D	–D
Net asset value, end of period	$60.86	$55.84	$55.74	$69.82	$62.46
Total ReturnE	12.47%	3.35%	(3.75)%	19.03%	.51%
Ratios to Average Net AssetsF,G
Expenses before reductions	.88%	.91%	.82%	.80%	.82%
Expenses net of fee waivers, if any	.88%	.90%	.82%	.80%	.82%
Expenses net of all reductions	.88%	.88%	.80%	.78%	.81%
Net investment income (loss)	1.76%	2.23%C	1.91%	1.62%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$12,428	$25,181	$8,332	$14,550	$6,197
Portfolio turnover rateH	58%	64%I	66%	105%I	51%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.25 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.79%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio Class Z

Years ended February 28,	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$55.84	$60.97
Income from Investment Operations
Net investment income (loss)C	1.20	.39D
Net realized and unrealized gain (loss)	5.86	(4.55)E
Total from investment operations	7.06	(4.16)
Distributions from net investment income	(1.30)	(.97)
Distributions from net realized gain	(.85)	–
Total distributions	(2.15)	(.97)
Net asset value, end of period	$60.75	$55.84
Total ReturnF,G	12.68%	(6.80)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.68%	.68%J
Expenses net of fee waivers, if any	.67%	.66%J
Expenses net of all reductions	.67%	.64%J
Net investment income (loss)	1.97%	1.67%D,J
Supplemental Data
Net assets, end of period (000 omitted)	$25,223	$383
Portfolio turnover rateK	58%	64%L

 A For the year ended February 29.

 B For the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.23%.

 E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2020

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M, Class C, Telecommunications, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$69,907,749
Gross unrealized depreciation	(20,562,114)
Net unrealized appreciation (depreciation)	$49,345,635
Tax Cost	$245,800,415

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,939,995
Undistributed long-term capital gain	$2,222,937
Net unrealized appreciation (depreciation) on securities and other investments	$49,345,837

The tax character of distributions paid was as follows:

	February 29, 2020	February 28, 2019
Ordinary Income	$5,516,461	$ 5,875,297
Long-term Capital Gains	4,050,123	3,903,199
Total	$9,566,584	$ 9,778,496

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Telecommunications Portfolio	165,202,006	187,502,647

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$52,988	$1,471
Class M	.25%	.25%	33,188	–
Class C	.75%	.25%	66,020	7,791
			$152,196	$9,262

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$10,978
Class M	1,468
Class C(a)	524
$12,970

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$62,011.29
Class M	21,733.33
Class C	16,089.24
Telecommunications	440,908.19
Class I	47,861.25
Class Z	5,238.04
	$593,840

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
Telecommunications Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Telecommunications Portfolio	$13,803

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 1,218,775 shares of the Fund were redeemed in-kind for investments and cash with a value of $67,398,250. The Fund had a net realized gain of $14,071,812 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Telecommunications Portfolio	$739

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $792. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $14,058 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Telecommunications	$35

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,754.

During the period the investment adviser or an affiliate reimbursed the Fund $5,830 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2020	Year ended February 28, 2019(a)
Distributions to shareholders
Class A	$604,045	$535,063
Class M	187,105	130,556
Class C	153,979	159,015
Telecommunications	7,412,079	8,378,886
Class I	463,300	568,868
Class Z	746,076	6,108
Total	$9,566,584	$9,778,496

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2020	Year ended February 28, 2019(a)	Year ended February 29, 2020	Year ended February 28, 2019(a)
Class A
Shares sold	131,076	178,681	$7,742,577	$10,119,847
Reinvestment of distributions	9,514	9,360	574,157	516,144
Shares redeemed	(157,632)	(138,810)	(9,303,325)	(7,791,536)
Net increase (decrease)	(17,042)	49,231	$(986,591)	$2,844,455
Class M
Shares sold	39,034	44,519	$2,290,232	$2,532,619
Reinvestment of distributions	3,102	2,373	186,377	130,297
Shares redeemed	(35,902)	(25,923)	(2,107,496)	(1,462,119)
Net increase (decrease)	6,234	20,969	$369,113	$1,200,797
Class C
Shares sold	20,297	31,491	$1,201,861	$1,771,517
Reinvestment of distributions	2,359	2,644	141,967	145,392
Shares redeemed	(41,159)	(59,867)	(2,410,442)	(3,334,750)
Net increase (decrease)	(18,503)	(25,732)	$(1,066,614)	$(1,417,841)
Telecommunications
Shares sold	518,015	715,808	$31,128,263	$41,325,429
Reinvestment of distributions	114,924	143,615	6,977,492	7,967,864
Shares redeemed	(1,086,758)	(2,543,354)(b)	(64,730,175)	(142,062,236)(b)
Net increase (decrease)	(453,819)	(1,683,931)	$(26,624,420)	$(92,768,943)
Class I
Shares sold	156,686	628,872	$9,424,886	$37,138,940
Reinvestment of distributions	6,643	8,061	401,406	444,865
Shares redeemed	(410,057)	(335,488)	(24,520,400)	(19,029,976)
Net increase (decrease)	(246,728)	301,445	$(14,694,108)	$18,553,829
Class Z
Shares sold	468,706	6,750	$28,191,952	$397,427
Reinvestment of distributions	9,319	110	565,974	6,066
Shares redeemed	(69,698)	(5)	(4,214,548)	(267)
Net increase (decrease)	408,327	6,855	$24,543,378	$403,226

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

The An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Wireless Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Wireless Portfolio	23.01%	9.78%	11.83%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Wireless Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$30,598	Wireless Portfolio
$32,918	S&P 500® Index

Wireless Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Matthew Drukker:  For the fiscal year, the fund gained 23.01%, notably outpacing the 15.35% result of the industry benchmark, the Fidelity Wireless Index, and the S&P 500®. Wireless services companies, given their more utility-like characteristics and primary focus on the development of 5G networks, benefited from their relatively limited exposure to global trade uncertainty. Many also capitalized on digital trends that drove strong business fundamentals the past 12 months. Versus the industry benchmark, both stock and market selection added value. Stock picking in the wireless telecommunication services contributed on a relative basis, as did overweighting the technology hardware, storage & peripherals group. On an individual basis, underweighting Finland-based telecom technology company Nokia (-35%) helped. The fund's slight average overweighting in tech giant Apple (+59%) also added value. Conversely, choices in the non-index cable & satellite segment detracted modestly. Within this group, a position in Liberty Global (-27%) hurt the fund's relative result. This U.K.-based cable and wireless service provider suffered from the slower-than-expected expansion of its infrastructure upgrades across Europe.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Wireless Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Apple, Inc.	13.1
Orange SA ADR	8.4
American Tower Corp.	8.3
Verizon Communications, Inc.	8.1
AT&T, Inc.	4.5
Activision Blizzard, Inc.	4.2
T-Mobile U.S., Inc.	3.6
Amazon.com, Inc.	3.4
RingCentral, Inc.	3.2
Ericsson (B Shares)	3.0
59.8

Top Industries (% of fund's net assets)

As of February 29, 2020
Diversified Telecommunication Services	28.2%
Technology Hardware, Storage & Peripherals	15.0%
Communications Equipment	10.8%
Wireless Telecommunication Services	10.6%
Equity Real Estate Investment Trusts (Reits)	10.3%
All Others*	25.1%

* Includes short-term investments and net other assets (liabilities).

Wireless Portfolio

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 100.1%
	Shares	Value
Communications Equipment - 10.8%
Communications Equipment - 10.8%
CommScope Holding Co., Inc. (a)	774,800	$8,530,548
EchoStar Holding Corp. Class A (a)	107,000	3,736,440
Ericsson:
(B Shares)	157,100	1,260,057
(B Shares) sponsored ADR (b)	1,165,400	9,369,816
Motorola Solutions, Inc.	58,268	9,653,842
Nokia Corp. sponsored ADR	460,400	1,781,748
ViaSat, Inc. (a)	69,601	4,002,058
		38,334,509
Diversified Telecommunication Services - 28.2%
Alternative Carriers - 1.5%
Iliad SA (b)	37,095	5,214,229
Integrated Telecommunication Services - 26.7%
AT&T, Inc.	453,600	15,975,792
BCE, Inc.	141,000	6,192,550
Bezeq The Israel Telecommunication Corp. Ltd. (a)	8,753,100	6,465,458
Masmovil Ibercom SA (a)	160,050	3,179,093
Orange SA ADR	2,234,300	29,894,934
Telefonica SA sponsored ADR (b)	757,797	4,478,580
Verizon Communications, Inc.	533,901	28,916,078
		95,102,485

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		100,316,714

Entertainment - 4.7%
Interactive Home Entertainment - 4.2%
Activision Blizzard, Inc.	253,900	14,759,207
Movies & Entertainment - 0.5%
Spotify Technology SA (a)	14,100	1,933,392

TOTAL ENTERTAINMENT		16,692,599

Equity Real Estate Investment Trusts (REITs) - 10.3%
Specialized REITs - 10.3%
American Tower Corp.	129,792	29,436,826
Crown Castle International Corp.	49,201	7,050,011
		36,486,837
Internet & Direct Marketing Retail - 3.4%
Internet & Direct Marketing Retail - 3.4%
Amazon.com, Inc. (a)	6,400	12,056,000
Media - 2.4%
Cable & Satellite - 2.4%
DISH Network Corp. Class A (a)	48,849	1,637,418
Liberty Global PLC Class A (a)	313,500	6,119,520
SES SA (France) (depositary receipt)	69,900	801,499
		8,558,437
Road & Rail - 2.7%
Trucking - 2.7%
Lyft, Inc.	248,400	9,469,008
Semiconductors & Semiconductor Equipment - 8.1%
Semiconductors - 8.1%
Marvell Technology Group Ltd.	437,600	9,320,880
NXP Semiconductors NV	32,300	3,672,187
Qualcomm, Inc.	89,050	6,972,615
Skyworks Solutions, Inc.	63,000	6,311,340
Synaptics, Inc. (a)	38,900	2,569,345
		28,846,367
Software - 3.9%
Application Software - 3.8%
LivePerson, Inc. (a)(b)	86,000	2,275,560
RingCentral, Inc. (a)	47,500	11,198,125
		13,473,685
Systems Software - 0.1%
BlackBerry Ltd. (a)	76,401	394,456

TOTAL SOFTWARE		13,868,141

Technology Hardware, Storage & Peripherals - 15.0%
Technology Hardware, Storage & Peripherals - 15.0%
Apple, Inc.	170,005	46,472,568
Samsung Electronics Co. Ltd.	152,540	6,884,789
		53,357,357
Wireless Telecommunication Services - 10.6%
Wireless Telecommunication Services - 10.6%
China Mobile Ltd. sponsored ADR	191,700	7,633,494
Millicom International Cellular SA	89,700	4,082,247
Shenandoah Telecommunications Co.	300	13,329
Spok Holdings, Inc.	1	10
Sprint Corp. (a)	593,332	5,452,721
T-Mobile U.S., Inc. (a)	141,575	12,764,402
Vodafone Group PLC sponsored ADR	439,781	7,696,168
		37,642,371
TOTAL COMMON STOCKS
(Cost $304,410,160)		355,628,340

Money Market Funds - 3.0%
Fidelity Securities Lending Cash Central Fund 1.60% (c)(d)
(Cost $10,760,436)	10,759,360	10,760,436
TOTAL INVESTMENT IN SECURITIES - 103.1%
(Cost $315,170,596)		366,388,776
NET OTHER ASSETS (LIABILITIES) - (3.1)%		(11,080,087)
NET ASSETS - 100%		$355,308,689

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment made with cash collateral received from securities on loan.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$50,807
Fidelity Securities Lending Cash Central Fund	194,275
Total	$245,082

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$355,628,340	$345,173,462	$10,454,878	$--
Money Market Funds	10,760,436	10,760,436	--	--
Total Investments in Securities:	$366,388,776	$355,933,898	$10,454,878	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	68.6%
France	9.9%
United Kingdom	3.9%
Sweden	3.0%
Bermuda	2.6%
Spain	2.2%
Hong Kong	2.1%
Korea (South)	1.9%
Canada	1.8%
Israel	1.8%
Netherlands	1.0%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Wireless Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $10,004,371) — See accompanying schedule: Unaffiliated issuers (cost $304,410,160)	$355,628,340
Fidelity Central Funds (cost $10,760,436)	10,760,436
Total Investment in Securities (cost $315,170,596)		$366,388,776
Receivable for investments sold		6,127,775
Receivable for fund shares sold		979,841
Dividends receivable		206,154
Distributions receivable from Fidelity Central Funds		5,925
Prepaid expenses		1,951
Other receivables		13,356
Total assets		373,723,778
Liabilities
Payable to custodian bank	$2,138,260
Payable for fund shares redeemed	5,209,789
Accrued management fee	175,334
Other affiliated payables	70,308
Other payables and accrued expenses	62,335
Collateral on securities loaned	10,759,063
Total liabilities		18,415,089
Net Assets		$355,308,689
Net Assets consist of:
Paid in capital		$284,893,445
Total accumulated earnings (loss)		70,415,244
Net Assets		$355,308,689
Net Asset Value, offering price and redemption price per share ($355,308,689 ÷ 33,222,295 shares)		$10.69

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$6,329,420
Income from Fidelity Central Funds (including $194,275 from security lending)		245,082
Total income		6,574,502
Expenses
Management fee	$1,608,822
Transfer agent fees	576,684
Accounting and security lending fees	117,529
Custodian fees and expenses	25,747
Independent trustees' fees and expenses	1,525
Registration fees	51,410
Audit	45,700
Legal	1,723
Interest	2,906
Miscellaneous	1,931
Total expenses before reductions	2,433,977
Expense reductions	(14,857)
Total expenses after reductions		2,419,120
Net investment income (loss)		4,155,382
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	30,881,317
Fidelity Central Funds	(978)
Foreign currency transactions	(77,772)
Total net realized gain (loss)		30,802,567
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	19,597,352
Assets and liabilities in foreign currencies	(13,358)
Total change in net unrealized appreciation (depreciation)		19,583,994
Net gain (loss)		50,386,561
Net increase (decrease) in net assets resulting from operations		$54,541,943

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,155,382	$5,089,450
Net realized gain (loss)	30,802,567	25,048,460
Change in net unrealized appreciation (depreciation)	19,583,994	(30,802,695)
Net increase (decrease) in net assets resulting from operations	54,541,943	(664,785)
Distributions to shareholders	(9,722,332)	(31,692,225)
Share transactions
Proceeds from sales of shares	170,798,888	36,649,769
Reinvestment of distributions	9,037,221	30,046,831
Cost of shares redeemed	(107,253,657)	(72,175,357)
Net increase (decrease) in net assets resulting from share transactions	72,582,452	(5,478,757)
Total increase (decrease) in net assets	117,402,063	(37,835,767)
Net Assets
Beginning of period	237,906,626	275,742,393
End of period	$355,308,689	$237,906,626
Other Information
Shares
Sold	16,059,963	3,719,654
Issued in reinvestment of distributions	812,700	3,493,506
Redeemed	(10,283,730)	(7,373,198)
Net increase (decrease)	6,588,933	(160,038)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Wireless Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$8.93	$10.29	$9.11	$7.85	$9.54
Income from Investment Operations
Net investment income (loss)B	.14	.20C	.16	.10	.11
Net realized and unrealized gain (loss)	1.93	(.24)D	1.39	1.71	(1.11)
Total from investment operations	2.07	(.04)	1.55	1.81	(1.00)
Distributions from net investment income	(.12)	(.19)	(.14)	(.09)	(.12)
Distributions from net realized gain	(.19)	(1.13)	(.24)	(.46)	(.57)
Total distributions	(.31)	(1.32)	(.37)E	(.55)	(.69)
Redemption fees added to paid in capitalB	–	–	–F	–F	–F
Net asset value, end of period	$10.69	$8.93	$10.29	$9.11	$7.85
Total ReturnG	23.01%	.21%D	17.21%	24.09%	(11.07)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.81%	.83%	.83%	.87%	.86%
Expenses net of fee waivers, if any	.81%	.83%	.83%	.87%	.86%
Expenses net of all reductions	.81%	.82%	.82%	.86%	.85%
Net investment income (loss)	1.39%	2.07%C	1.61%	1.23%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$355,309	$237,907	$275,742	$239,359	$207,492
Portfolio turnover rateJ	78%	54%	85%	98%	78%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.74%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .12%.

 E Total distributions of $.37 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.235 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2020

1. Organization.

Wireless Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$78,092,637
Gross unrealized depreciation	(27,844,778)
Net unrealized appreciation (depreciation)	$50,247,859
Tax Cost	$316,140,917

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,760,458
Undistributed long-term capital gain	$14,423,025
Net unrealized appreciation (depreciation) on securities and other investments	$50,231,763

The tax character of distributions paid was as follows:

	February 29, 2020	February 28, 2019
Ordinary Income	$5,890,403	$ 4,622,795
Long-term Capital Gains	3,831,929	27,069,430
Total	$9,722,332	$ 31,692,225

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Wireless Portfolio	299,897,951	229,599,192

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
Wireless Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Wireless Portfolio	$9,284

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Wireless Portfolio	Borrower	$9,182,500	1.90%	$2,906

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Wireless Portfolio	$692

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $4,567. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $13,243 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $1,614.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Telecommunications Portfolio and Wireless Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Telecommunications Portfolio and Wireless Portfolio(two of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the “Funds”) as of February 29, 2020, the related statements of operations for the year ended February 29, 2020, the statements of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 13, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as a member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2019 to February 29, 2020).

Actual Expenses

The first line of the accompanying table for each Class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a Class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period-B September 1, 2019 to February 29, 2020
Telecommunications Portfolio
Class A	1.16%
Actual		$1,000.00	$1,054.10	$5.92
Hypothetical-C		$1,000.00	$1,019.10	$5.82
Class M	1.44%
Actual		$1,000.00	$1,052.60	$7.35
Hypothetical-C		$1,000.00	$1,017.70	$7.22
Class C	1.87%
Actual		$1,000.00	$1,050.40	$9.53
Hypothetical-C		$1,000.00	$1,015.56	$9.37
Telecommunications	.82%
Actual		$1,000.00	$1,055.70	$4.19
Hypothetical-C		$1,000.00	$1,020.79	$4.12
Class I	.79%
Actual		$1,000.00	$1,056.10	$4.04
Hypothetical-C		$1,000.00	$1,020.93	$3.97
Class Z	.66%
Actual		$1,000.00	$1,056.50	$3.37
Hypothetical-C		$1,000.00	$1,021.58	$3.32
Wireless Portfolio	.81%
Actual		$1,000.00	$1,099.60	$4.23
Hypothetical-C		$1,000.00	$1,020.84	$4.07

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Telecommunications Portfolio
Class A	04/09/20	04/08/20	$0.142	$0.861
Class M	04/09/20	04/08/20	$0.101	$0.861
Class C	04/09/20	04/08/20	$0.068	$0.861
Telecommunications	04/09/20	04/08/20	$0.182	$0.861
Class I	04/09/20	04/08/20	$0.183	$0.861
Class Z	04/09/20	04/08/20	$0.196	$0.861
Wireless Portfolio
Wireless	04/09/20	04/08/20	$0.011	$0.636

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 29, 2020, or, if subsequently determined to be different, the net capital gain of such year.

Telecommunications Portfolio	$6,273,061
Wireless Portfolio	$18,254,954

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2019	December 2019
Telecommunications Portfolio
Class A	100%	100%
Class M	100%	100%
Class C	100%	100%
Telecommunications	100%	100%
Class I	100%	100%
Class Z	100%	100%
Wireless Portfolio
Wireless	–	51%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2019	December 2019
Telecommunications Portfolio
Class A	100%	100%
Class M	100%	100%
Class C	100%	100%
Telecommunications	100%	100%
Class I	100%	100%
Class Z	100%	100%
Wireless Portfolio
Wireless	–	77%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

Wireless Portfolio	April 2019	December 2019
Wireless	–	5%

The funds will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Telecommunications Portfolio
Wireless Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) and Fidelity SelectCo, LLC (SelectCo) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts will reflect the replacement of SelectCo with FMR and will take effect upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below.

Telecommunications Portfolio

Wireless Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Telecommunications Portfolio

Historical Management Fees (BP) vs. Competitive Medians (BP):

Telecommunications
Total Mapped Group Median (TMG)
Asset-Sized Peer Group Median (ASPG)
90
90
90
85
85
85
87
86
85
82
55
55
55
54
54
2015
2016
2017
2018
2019

	2015	2016	2017	2018	2019
TMG %	5%	4%	4%	5%	5%
Funds	423	439	426	411	400
ASPG Quartile	1st	1st	1st	1st	1st

Wireless Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of Telecommunications Portfolio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For Telecommunications Portfolio, the Board noted that the total expense ratio of each of Class A, Class C, Class I, Class Z, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of Class M ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that, when compared with competitor funds that charge a 0.50% 12b-1 fee, the total expense ratio of Class M is below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of the fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of Wireless Portfolio's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For Wireless Portfolio, the Board noted that the total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Amended and Restated Contracts should be approved and each fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot not be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SELTS-ANN-0420
1.846050.113

Fidelity® Select Portfolios®
Consumer Staples Sector

Consumer Staples Portfolio

Annual Report

February 29, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to shareholders:
(No Action is Required by You)

As part of a regular review of its organizational structure, Fidelity has decided to merge certain entities to streamline operations, increase efficiency, simplify reporting, and reduce legal, compliance, and accounting complexity and costs. In separate events, Fidelity has merged four of its investment advisers and two of its broker-dealers.

Effective on or about January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to “Fidelity Management & Research Company LLC”.

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. (“FIISC”). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to “Fidelity Distributors Company LLC”.

These mergers are not expected to affect fund shareholders or Fidelity clients, nor are they expected to result in any changes to the day-to-day management of Fidelity’s brokerage services, the Fidelity funds, their investment policies and practices, their portfolio management teams, or the funds’ expenses.

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following the end of this reporting period, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	0.06%	1.15%	8.14%
Class M (incl. 3.50% sales charge)	2.17%	1.35%	8.09%
Class C (incl. contingent deferred sales charge)	4.39%	1.60%	7.97%
Consumer Staples Portfolio	6.48%	2.65%	9.08%
Class I	6.48%	2.64%	9.06%
Class Z	6.61%	2.67%	9.08%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Staples Portfolio, a class of the fund, on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,848	Consumer Staples Portfolio
$32,918	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Co-Portfolio Managers Nicola Stafford and Ben Shuleva:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 5% to 7%, trailing the 7.19% advance of the MSCI U.S. IMI Consumer Staples 25/50 Index, as well as the broad-based S&P 500. Consumer staples, a traditionally defensive sector, lagged the broader market amid the largely “risk on” investment backdrop the past 12 months. Versus the MSCI sector index, the fund’s overweighting in consumer packaged foods maker Treehouse Foods (-37%) detracted most, as the company was hampered by sluggish sales and higher expenses. It also hurt to overweight Altria Group (-18%), one of the world’s largest cigarette makers. A sizable fund holding, Altria struggled due to federal scrutiny of e-cigarettes, specifically because of its investment in Juul Labs. I’ll also note that our foreign holdings detracted overall, due in part to currency fluctuation. Conversely, the top relative contributor was timely positioning in drug retailer Walgreens Boots Alliance, which we sold by period end. The stock fell amid declining prescription reimbursement, lower-cost generics and increased competition. Another notable contributor was JBS, a Brazil-based protein producer. The fund’s non-index stake gained about 82% before we eliminated it.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On November 1, 2019, Nicola Stafford became sole portfolio manager of the fund, succeeding James McElligott. On December 31, 2019, Ben Shuleva assumed co-management responsibilities for the fund, joining Nicola Stafford. The two will manage the fund together until June 30, 2020, when Ben will assume sole management of the fund.

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Procter & Gamble Co.	12.4
The Coca-Cola Co.	10.2
PepsiCo, Inc.	8.0
Mondelez International, Inc.	6.4
Altria Group, Inc.	5.4
Walmart, Inc.	4.9
Monster Beverage Corp.	4.4
Spectrum Brands Holdings, Inc.	3.6
Kroger Co.	3.5
Philip Morris International, Inc.	2.8
61.6

Top Industries (% of fund's net assets)

As of February 29, 2020
Beverages	29.4%
Household Products	20.3%
Food Products	18.9%
Food & Staples Retailing	12.2%
Tobacco	8.2%
All Others*	11.0%

* Includes short-term investments and net other assets (liabilities).

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Beverages - 29.4%
Brewers - 1.2%
Anheuser-Busch InBev SA NV	139,300	$8,048,898
Beijing Yanjing Brewery Co. Ltd. (A Shares)	6,079,840	5,086,859
Budweiser Brewing Co. APAC Ltd. (a)(b)	1,050,300	3,152,921
		16,288,678
Distillers & Vintners - 3.5%
Constellation Brands, Inc. Class A (sub. vtg.)	157,600	27,167,088
Diageo PLC	581,100	20,733,404
		47,900,492
Soft Drinks - 24.7%
Coca-Cola European Partners PLC	173,453	8,839,165
Keurig Dr. Pepper, Inc. (c)	746,800	20,820,784
Monster Beverage Corp. (a)	960,202	59,926,207
PepsiCo, Inc.	837,300	110,548,719
The Coca-Cola Co.	2,628,418	140,594,079
		340,728,954

TOTAL BEVERAGES		404,918,124

Food & Staples Retailing - 12.2%
Food Distributors - 1.5%
U.S. Foods Holding Corp. (a)	588,916	19,811,134
Food Retail - 3.5%
Kroger Co.	1,716,770	48,292,740
Hypermarkets & Super Centers - 7.2%
Costco Wholesale Corp.	113,200	31,825,048
Walmart, Inc.	626,600	67,472,288
		99,297,336

TOTAL FOOD & STAPLES RETAILING		167,401,210

Food Products - 18.9%
Agricultural Products - 0.7%
Darling International, Inc. (a)	381,800	9,812,260
Packaged Foods & Meats - 18.2%
Conagra Brands, Inc.	598,800	15,981,972
Danone SA	313,091	22,097,498
Freshpet, Inc. (a)	292,700	19,452,842
General Mills, Inc.	359,300	17,605,700
Mondelez International, Inc.	1,667,058	88,020,662
Nomad Foods Ltd. (a)	582,200	10,747,412
The J.M. Smucker Co.	193,600	19,938,864
The Kraft Heinz Co.	867,900	21,497,883
TreeHouse Foods, Inc. (a)	313,859	11,961,166
Tyson Foods, Inc. Class A	343,900	23,326,737
		250,630,736

TOTAL FOOD PRODUCTS		260,442,996

Hotels, Restaurants & Leisure - 0.8%
Restaurants - 0.8%
Compass Group PLC	498,800	10,989,785
Household Products - 20.3%
Household Products - 20.3%
Colgate-Palmolive Co.	225,980	15,269,469
Energizer Holdings, Inc. (c)	406,000	17,453,940
Essity AB Class B	718,600	21,664,285
Procter & Gamble Co.	1,506,050	170,530,041
Reckitt Benckiser Group PLC	35,659	2,634,945
Reynolds Consumer Products, Inc. (a)	46,223	1,333,534
Spectrum Brands Holdings, Inc. (c)	934,576	50,364,301
		279,250,515
Internet & Direct Marketing Retail - 0.5%
Internet & Direct Marketing Retail - 0.5%
Ocado Group PLC (a)	346,800	4,804,301
The Honest Co., Inc. (a)(d)(e)	212,235	2,725,097
		7,529,398
Multiline Retail - 1.5%
General Merchandise Stores - 1.5%
Dollar General Corp.	34,100	5,125,230
Dollar Tree, Inc. (a)	180,800	15,011,824
		20,137,054
Personal Products - 7.0%
Personal Products - 7.0%
Coty, Inc. Class A	2,437,477	22,497,913
Edgewell Personal Care Co. (a)	874,091	26,537,403
Estee Lauder Companies, Inc. Class A	25,839	4,744,040
Ontex Group NV	660,627	9,984,391
Unilever NV	621,130	32,793,976
		96,557,723
Tobacco - 8.2%
Tobacco - 8.2%
Altria Group, Inc.	1,856,645	74,952,759
Philip Morris International, Inc.	470,891	38,551,846
		113,504,605
TOTAL COMMON STOCKS
(Cost $1,222,680,124)		1,360,731,410

Money Market Funds - 3.5%
Fidelity Cash Central Fund 1.60% (f)	14,428,686	14,431,572
Fidelity Securities Lending Cash Central Fund 1.60% (f)(g)	33,482,630	33,485,978
TOTAL MONEY MARKET FUNDS
(Cost $47,917,550)		47,917,550
TOTAL INVESTMENT IN SECURITIES - 102.3%
(Cost $1,270,597,674)		1,408,648,960
NET OTHER ASSETS (LIABILITIES) - (2.3)%		(31,719,837)
NET ASSETS - 100%		$1,376,929,123

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,152,921 or 0.2% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,725,097 or 0.2% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
The Honest Co., Inc.	8/28/18	$2,381,277

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$216,666
Fidelity Securities Lending Cash Central Fund	657,014
Total	$873,680

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,360,731,410	$1,224,254,830	$133,751,483	$2,725,097
Money Market Funds	47,917,550	47,917,550	--	--
Total Investments in Securities:	$1,408,648,960	$1,272,172,380	$133,751,483	$2,725,097

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.3%
United Kingdom	3.4%
Netherlands	2.4%
France	1.6%
Sweden	1.6%
Belgium	1.3%
Others (Individually Less Than 1%)	1.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $31,995,239) — See accompanying schedule: Unaffiliated issuers (cost $1,222,680,124)	$1,360,731,410
Fidelity Central Funds (cost $47,917,550)	47,917,550
Total Investment in Securities (cost $1,270,597,674)		$1,408,648,960
Receivable for investments sold		4,610,567
Receivable for fund shares sold		2,453,221
Dividends receivable		2,855,671
Distributions receivable from Fidelity Central Funds		28,703
Prepaid expenses		15,013
Other receivables		231,416
Total assets		1,418,843,551
Liabilities
Payable for fund shares redeemed	$7,019,100
Accrued management fee	678,093
Distribution and service plan fees payable	189,043
Other affiliated payables	256,642
Other payables and accrued expenses	285,675
Collateral on securities loaned	33,485,875
Total liabilities		41,914,428
Net Assets		$1,376,929,123
Net Assets consist of:
Paid in capital		$1,230,266,710
Total accumulated earnings (loss)		146,662,413
Net Assets		$1,376,929,123
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($239,067,053 ÷ 3,004,398 shares)(a)		$79.57
Maximum offering price per share (100/94.25 of $79.57)		$84.42
Class M:
Net Asset Value and redemption price per share ($55,953,656 ÷ 710,599 shares)(a)		$78.74
Maximum offering price per share (100/96.50 of $78.74)		$81.60
Class C:
Net Asset Value and offering price per share ($117,327,573 ÷ 1,518,440 shares)(a)		$77.27
Consumer Staples:
Net Asset Value, offering price and redemption price per share ($773,437,278 ÷ 9,617,298 shares)		$80.42
Class I:
Net Asset Value, offering price and redemption price per share ($149,514,426 ÷ 1,863,644 shares)		$80.23
Class Z:
Net Asset Value, offering price and redemption price per share ($41,629,137 ÷ 519,449 shares)		$80.14

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$39,627,401
Income from Fidelity Central Funds (including $657,014 from security lending)		873,680
Total income		40,501,081
Expenses
Management fee	$8,010,696
Transfer agent fees	2,696,158
Distribution and service plan fees	2,270,325
Accounting and security lending fees	469,558
Custodian fees and expenses	36,780
Independent trustees' fees and expenses	8,073
Registration fees	133,051
Audit	61,128
Legal	4,213
Interest	3,379
Miscellaneous	12,918
Total expenses before reductions	13,706,279
Expense reductions	(57,727)
Total expenses after reductions		13,648,552
Net investment income (loss)		26,852,529
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	53,491,907
Fidelity Central Funds	801
Foreign currency transactions	(1,939)
Total net realized gain (loss)		53,490,769
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	13,961,536
Assets and liabilities in foreign currencies	140
Total change in net unrealized appreciation (depreciation)		13,961,676
Net gain (loss)		67,452,445
Net increase (decrease) in net assets resulting from operations		$94,304,974

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$26,852,529	$44,496,210
Net realized gain (loss)	53,490,769	98,024,548
Change in net unrealized appreciation (depreciation)	13,961,676	(167,507,828)
Net increase (decrease) in net assets resulting from operations	94,304,974	(24,987,070)
Distributions to shareholders	(40,720,449)	(212,172,340)
Share transactions - net increase (decrease)	(101,581,970)	(530,026,269)
Total increase (decrease) in net assets	(47,997,445)	(767,185,679)
Net Assets
Beginning of period	1,424,926,568	2,192,112,247
End of period	$1,376,929,123	$1,424,926,568

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Consumer Staples Portfolio Class A

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$76.88	$87.07	$96.18	$89.78	$101.33
Income from Investment Operations
Net investment income (loss)B	1.40	2.08C	1.54	1.28	1.34
Net realized and unrealized gain (loss)	3.54	(2.64)	(2.80)	9.12	(4.86)
Total from investment operations	4.94	(.56)	(1.26)	10.40	(3.52)
Distributions from net investment income	(1.35)	(2.11)	(1.55)	(1.37)	(1.31)
Distributions from net realized gain	(.90)	(7.53)	(6.30)	(2.64)	(6.72)
Total distributions	(2.25)	(9.63)D	(7.85)	(4.00)E	(8.03)
Redemption fees added to paid in capitalB	–	–	–	–F	–F
Net asset value, end of period	$79.57	$76.88	$87.07	$96.18	$89.78
Total ReturnG,H	6.17%	(.32)%	(1.68)%	11.91%	(3.51)%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.04%	1.05%	1.05%	1.04%	1.04%
Expenses net of fee waivers, if any	1.04%	1.05%	1.05%	1.04%	1.04%
Expenses net of all reductions	1.04%	1.04%	1.04%	1.03%	1.04%
Net investment income (loss)	1.67%	2.65%C	1.60%	1.37%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$239,067	$232,020	$317,366	$522,014	$470,249
Portfolio turnover rateK	40%	41%L	76%	56%L	63%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.69 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.78%.

 D Total distributions of $9.63 per share is comprised of distributions from net investment income of $2.105 and distributions from net realized gain of $7.525 per share.

 E Total distributions of $4.00 per share is comprised of distributions from net investment income of $1.365 and distributions from net realized gain of $2.636 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio Class M

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$76.13	$86.30	$95.42	$89.10	$100.61
Income from Investment Operations
Net investment income (loss)B	1.16	1.85C	1.27	1.01	1.08
Net realized and unrealized gain (loss)	3.50	(2.61)	(2.78)	9.07	(4.83)
Total from investment operations	4.66	(.76)	(1.51)	10.08	(3.75)
Distributions from net investment income	(1.15)	(1.88)	(1.31)	(1.12)	(1.04)
Distributions from net realized gain	(.90)	(7.53)	(6.30)	(2.64)	(6.72)
Total distributions	(2.05)	(9.41)	(7.61)	(3.76)	(7.76)
Redemption fees added to paid in capitalB	–	–	–	–D	–D
Net asset value, end of period	$78.74	$76.13	$86.30	$95.42	$89.10
Total ReturnE,F	5.88%	(.59)%	(1.94)%	11.61%	(3.78)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.31%	1.33%	1.32%	1.32%	1.32%
Expenses net of fee waivers, if any	1.31%	1.32%	1.32%	1.32%	1.32%
Expenses net of all reductions	1.31%	1.31%	1.31%	1.31%	1.31%
Net investment income (loss)	1.40%	2.37%C	1.33%	1.09%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$55,954	$60,069	$76,572	$89,925	$76,586
Portfolio turnover rateI	40%	41%J	76%	56%J	63%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.68 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.50%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio Class C

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$74.79	$84.85	$93.89	$87.77	$99.27
Income from Investment Operations
Net investment income (loss)B	.75	1.46C	.81	.56	.63
Net realized and unrealized gain (loss)	3.44	(2.57)	(2.73)	8.92	(4.75)
Total from investment operations	4.19	(1.11)	(1.92)	9.48	(4.12)
Distributions from net investment income	(.81)	(1.43)	(.82)	(.73)	(.65)
Distributions from net realized gain	(.90)	(7.53)	(6.30)	(2.64)	(6.72)
Total distributions	(1.71)	(8.95)D	(7.12)	(3.36)E	(7.38)F
Redemption fees added to paid in capitalB	–	–	–	–G	–G
Net asset value, end of period	$77.27	$74.79	$84.85	$93.89	$87.77
Total ReturnH,I	5.39%	(1.05)%	(2.41)%	11.07%	(4.23)%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.79%	1.79%	1.79%	1.80%	1.80%
Expenses net of fee waivers, if any	1.79%	1.79%	1.79%	1.79%	1.80%
Expenses net of all reductions	1.79%	1.78%	1.78%	1.79%	1.79%
Net investment income (loss)	.92%	1.91%C	.86%	.61%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$117,328	$150,822	$228,874	$308,350	$250,576
Portfolio turnover rateL	40%	41%M	76%	56%M	63%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.67 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.04%.

 D Total distributions of $8.95 per share is comprised of distributions from net investment income of $1.427 and distributions from net realized gain of $7.525 per share.

 E Total distributions of $3.36 per share is comprised of distributions from net investment income of $.726 and distributions from net realized gain of $2.636 per share.

 F Total distributions of $7.38 per share is comprised of distributions from net investment income of $.651 and distributions from net realized gain of $6.724 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the contingent deferred sales charge.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$77.63	$87.85	$97.01	$90.48	$102.03
Income from Investment Operations
Net investment income (loss)B	1.66	2.34C	1.82	1.56	1.61
Net realized and unrealized gain (loss)	3.59	(2.67)	(2.82)	9.20	(4.89)
Total from investment operations	5.25	(.33)	(1.00)	10.76	(3.28)
Distributions from net investment income	(1.55)	(2.36)	(1.86)	(1.60)	(1.55)
Distributions from net realized gain	(.90)	(7.53)	(6.30)	(2.64)	(6.72)
Total distributions	(2.46)D	(9.89)	(8.16)	(4.23)E	(8.27)
Redemption fees added to paid in capitalB	–	–	–	–F	–F
Net asset value, end of period	$80.42	$77.63	$87.85	$97.01	$90.48
Total ReturnG	6.48%	(.03)%	(1.40)%	12.24%	(3.25)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.75%	.77%	.76%	.76%	.77%
Expenses net of fee waivers, if any	.75%	.76%	.76%	.76%	.77%
Expenses net of all reductions	.75%	.75%	.76%	.76%	.76%
Net investment income (loss)	1.96%	2.94%C	1.89%	1.64%	1.72%
Supplemental Data
Net assets, end of period (000 omitted)	$773,437	$814,350	$1,328,696	$1,665,604	$2,039,983
Portfolio turnover rateJ	40%	41%K	76%	56%K	63%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.69 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.07%.

 D Total distributions of $2.46 per share is comprised of distributions from net investment income of $1.552 and distributions from net realized gain of $.903 per share.

 E Total distributions of $4.23 per share is comprised of distributions from net investment income of $1.596 and distributions from net realized gain of $2.636 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio Class I

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$77.45	$87.68	$96.82	$90.34	$101.91
Income from Investment Operations
Net investment income (loss)B	1.65	2.33C	1.81	1.54	1.60
Net realized and unrealized gain (loss)	3.58	(2.68)	(2.82)	9.19	(4.89)
Total from investment operations	5.23	(.35)	(1.01)	10.73	(3.29)
Distributions from net investment income	(1.55)	(2.36)	(1.83)	(1.61)	(1.55)
Distributions from net realized gain	(.90)	(7.53)	(6.30)	(2.64)	(6.72)
Total distributions	(2.45)	(9.88)D	(8.13)	(4.25)	(8.28)E
Redemption fees added to paid in capitalB	–	–	–	–F	–F
Net asset value, end of period	$80.23	$77.45	$87.68	$96.82	$90.34
Total ReturnG	6.48%	(.04)%	(1.41)%	12.22%	(3.26)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.76%	.77%	.78%	.78%	.78%
Expenses net of fee waivers, if any	.76%	.77%	.78%	.78%	.77%
Expenses net of all reductions	.76%	.76%	.77%	.77%	.77%
Net investment income (loss)	1.95%	2.93%C	1.88%	1.63%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$149,514	$159,614	$240,605	$275,616	$216,836
Portfolio turnover rateJ	40%	41%K	76%	56%K	63%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.69 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.06%.

 D Total distributions of $9.88 per share is comprised of distributions from net investment income of $2.357 and distributions from net realized gain of $7.525 per share.

 E Total distributions of $8.28 per share is comprised of distributions from net investment income of $1.553 and distributions from net realized gain of $6.724 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio Class Z

Years ended February 28,	2020 A	2019 B
Selected Per–Share Data
Net asset value, beginning of period	$77.36	$81.61
Income from Investment Operations
Net investment income (loss)C	1.78	.05D
Net realized and unrealized gain (loss)	3.56	.33E
Total from investment operations	5.34	.38
Distributions from net investment income	(1.66)	(2.23)
Distributions from net realized gain	(.90)	(2.40)
Total distributions	(2.56)	(4.63)
Redemption fees added to paid in capitalC	–	–
Net asset value, end of period	$80.14	$77.36
Total ReturnF,G	6.61%	.79%
Ratios to Average Net AssetsH,I
Expenses before reductions	.63%	.63%J
Expenses net of fee waivers, if any	.63%	.62%J
Expenses net of all reductions	.62%	.61%J
Net investment income (loss)	2.08%	.16%D,J
Supplemental Data
Net assets, end of period (000 omitted)	$41,629	$8,052
Portfolio turnover rateK	40%	41%L

 A For the year ended February 29.

 B For the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

 C Calculated based on average shares outstanding during the period.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.26 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.69) %.

 E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2020

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class M, Class C, Consumer Staples, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $231,416 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$255,129,398
Gross unrealized depreciation	(127,395,441)
Net unrealized appreciation (depreciation)	$127,733,957
Tax Cost	$1,280,915,003

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,431,999
Undistributed long-term capital gain	$11,727,023
Net unrealized appreciation (depreciation) on securities and other investments	$127,734,804

The tax character of distributions paid was as follows:

	February 29, 2020	February 28, 2019
Ordinary Income	$25,010,228	$ 42,628,113
Long-term Capital Gains	15,710,221	169,544,227
Total	$40,720,449	$ 212,172,340

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Consumer Staples Portfolio	582,853,180	709,780,047

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$637,952	$6,210
Class M	.25%	.25%	309,762	136
Class C	.75%	.25%	1,322,611	97,593
			$2,270,325	$103,939

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$92,356
Class M	15,181
Class C(a)	6,408
$113,945

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$531,625.21
Class M	142,630.23
Class C	274,250.21
Consumer Staples	1,432,631.17
Class I	302,678.18
Class Z	12,344.04
	$2,696,158

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
Consumer Staples Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Consumer Staples Portfolio	$20,532

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Consumer Staples Portfolio	Borrower	$5,407,455	2.04%	$3,379

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 3,404,232 shares of the Fund were redeemed in-kind for investments and cash with a value of $278,330,010. The Fund had a net realized gain of $70,956,466 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment advisor reimbursed the Fund for certain losses in the amount of $1,573.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Consumer Staples Portfolio	$3,748

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $5,021. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $58 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $41,427 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8,729.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $7,571 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2020	Year ended February 28, 2019(a)
Distributions to shareholders
Class A	$6,696,405	$31,532,315
Class M	1,461,199	7,789,847
Class C	2,610,802	21,174,166
Consumer Staples	23,815,786	126,567,988
Class I	4,878,027	24,805,720
Class Z	1,258,230	302,304
Total	$40,720,449	$212,172,340

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2020	Year ended February 28, 2019(a)	Year ended February 29, 2020	Year ended February 28, 2019(a)
Class A
Shares sold	673,280	449,932	$55,409,168	$35,089,323
Reinvestment of distributions	74,433	398,204	6,499,464	30,796,418
Shares redeemed	(761,324)	(1,475,083)	(63,492,568)	(115,548,253)
Net increase (decrease)	(13,611)	(626,947)	$(1,583,936)	$(49,662,512)
Class M
Shares sold	96,558	79,651	$8,040,205	$6,204,264
Reinvestment of distributions	16,736	101,114	1,447,176	7,739,839
Shares redeemed	(191,768)	(278,973)	(15,887,658)	(21,711,204)
Net increase (decrease)	(78,474)	(98,208)	$(6,400,277)	$(7,767,101)
Class C
Shares sold	172,528	207,723	$14,091,994	$15,770,092
Reinvestment of distributions	29,580	267,367	2,512,849	20,225,054
Shares redeemed	(700,216)	(1,155,923)	(55,637,531)	(88,087,579)
Net increase (decrease)	(498,108)	(680,833)	$(39,032,688)	$(52,092,433)
Consumer Staples
Shares sold	1,681,521	1,329,875	$142,087,479	$104,789,246
Reinvestment of distributions	246,658	1,509,435	21,760,149	118,306,244
Shares redeemed	(2,801,634)	(7,473,301)(b)	(236,743,124)	(599,358,298)(b)
Net increase (decrease)	(873,455)	(4,633,991)	$(72,895,496)	$(376,262,808)
Class I
Shares sold	1,013,976	973,629	$85,980,860	$76,737,622
Reinvestment of distributions	50,832	293,006	4,473,725	22,761,304
Shares redeemed	(1,262,032)	(1,949,992)	(106,844,142)	(151,953,970)
Net increase (decrease)	(197,224)	(683,357)	$(16,389,557)	$(52,455,044)
Class Z
Shares sold	503,808	110,114	$42,214,998	$8,671,440
Reinvestment of distributions	13,623	3,266	1,197,347	238,969
Shares redeemed	(102,066)	(9,296)	(8,692,361)	(696,780)
Net increase (decrease)	415,365	104,084	$34,719,984	$8,213,629

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

 (b) Amount includes in-kind redemptions (see the Prior Year Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Consumer Staples Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Consumer Staples Portfolio (one of the funds constituting Fidelity Select Portfolios, referred to hereafter as the “Fund”) as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and issuers of privately offered securities. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 13, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as a member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2019 to February 29, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period-B September 1, 2019 to February 29, 2020
Class A	1.03%
Actual		$1,000.00	$977.00	$5.06
Hypothetical-C		$1,000.00	$1,019.74	$5.17
Class M	1.31%
Actual		$1,000.00	$975.70	$6.44
Hypothetical-C		$1,000.00	$1,018.35	$6.57
Class C	1.79%
Actual		$1,000.00	$973.50	$8.78
Hypothetical-C		$1,000.00	$1,015.96	$8.97
Consumer Staples	.74%
Actual		$1,000.00	$978.50	$3.64
Hypothetical-C		$1,000.00	$1,021.18	$3.72
Class I	.75%
Actual		$1,000.00	$978.50	$3.69
Hypothetical-C		$1,000.00	$1,021.13	$3.77
Class Z	.62%
Actual		$1,000.00	$979.00	$3.05
Hypothetical-C		$1,000.00	$1,021.78	$3.12

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Consumer Staples Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Consumer Staples Portfolio
Class A	04/09/20	04/08/20	$0.074	$1.043
Class M	04/09/20	04/08/20	$0.036	$1.043
Class C	04/09/20	04/08/20	$0.000	$1.009
Consumer Staples	04/09/20	04/08/20	$0.118	$1.043
Class I	04/09/20	04/08/20	$0.113	$1.043
Class Z	04/09/20	04/08/20	$0.136	$1.043

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2020 $27,437,245, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Consumer Staples, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Consumer Staples, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Consumer Staples Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) and Fidelity SelectCo, LLC (SelectCo) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts will reflect the replacement of SelectCo with FMR and will take effect upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in November 2017. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below.

Consumer Staples Portfolio

The Board considered the fund's underperformance for different time periods ended June 30, 2019. The Board noted that the fund's underperformance has continued since the Board approved the management contract in January 2019. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the fund's performance more closely.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Consumer Staples Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot not be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SELCS-ANN-0420
1.846042.113

Fidelity® Select Portfolios®
Utilities Sector

Utilities Portfolio

Annual Report

February 29, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to shareholders:
(No Action is Required by You)

As part of a regular review of its organizational structure, Fidelity has decided to merge certain entities to streamline operations, increase efficiency, simplify reporting, and reduce legal, compliance, and accounting complexity and costs. In separate events, Fidelity has merged four of its investment advisers and two of its broker-dealers.

Effective on or about January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to “Fidelity Management & Research Company LLC”.

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. (“FIISC”). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to “Fidelity Distributors Company LLC”.

These mergers are not expected to affect fund shareholders or Fidelity clients, nor are they expected to result in any changes to the day-to-day management of Fidelity’s brokerage services, the Fidelity funds, their investment policies and practices, their portfolio management teams, or the funds’ expenses.

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following the end of this reporting period, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Utilities Portfolio	9.34%	9.34%	12.19%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Utilities Portfolio on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$31,603	Utilities Portfolio
$32,918	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Douglas Simmons:  For the fiscal year ending February 29, 2020, the fund gained 9.34%, lagging the 10.74% advance of the sector benchmark, the MSCI U.S. IMI Utilities 25/50 Index, but outperforming the S&P 500®. Even though trade tensions and concerns about stagnant global growth weighed on the broad equity market, utilities stocks steadily posted gains the past 12 months. That said, as the Federal Reserve reduced policy interest rates in July, September and October, the valuations for high-quality, more-defensive utilities pushed higher, while more-undervalued utilities stocks that offered greater potential for dividend growth – and a focus of the fund this period – generally delivered more-muted results. Versus the sector benchmark, security selection and industry positioning detracted from the fund's relative performance. Specifically, stock picking in electric utilities and an overweighting in the independent power producers & energy traders group proved most detrimental this period. On an individual stock basis, underweighting the shares of strong-performing index component NextEra Energy (+38%) hurt most. A material overweighting in independent power producer Vistra Energy (-25%) further dampened the fund’s relative return. Conversely, the portfolio's underweighting in the weak-performing gas utilities group lifted the fund's relative result. On an individual stock basis, a notable underweighting in the shares of electric utility Duke Energy (+7%), a large index component, was the fund's top relative contributor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of February 29, 2020

% of fund's net assets
Dominion Energy, Inc.	11.6
Exelon Corp.	9.7
Sempra Energy	8.5
Southern Co.	7.5
Edison International	7.1
Evergy, Inc.	6.4
Duke Energy Corp.	5.1
Entergy Corp.	5.0
FirstEnergy Corp.	4.8
The AES Corp.	3.1
68.8

Top Industries (% of fund's net assets)

As of February 29, 2020
Electric Utilities	55.0%
Multi-Utilities	27.1%
Independent Power and Renewable Electricity Producers	14.0%
Gas Utilities	2.3%
Oil, Gas & Consumable Fuels	0.8%
All Others*	0.8%

* Includes short-term investments and net other assets (liabilities).

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Electric Utilities - 54.8%
Electric Utilities - 54.8%
Alliant Energy Corp.	315,478	$16,442,713
American Electric Power Co., Inc.	426,496	38,069,033
Duke Energy Corp.	687,300	63,025,410
Edison International	1,327,626	89,203,191
Entergy Corp.	531,762	62,168,295
Evergy, Inc.	1,214,385	79,360,060
Exelon Corp.	2,808,089	121,056,717
FirstEnergy Corp.	1,343,192	59,812,340
NextEra Energy, Inc.	142,472	36,011,223
PG&E Corp. (a)	1,097,928	17,017,884
PNM Resources, Inc. (b)	163,926	7,717,636
Southern Co.	1,549,050	93,500,658
		683,385,160
Gas Utilities - 2.3%
Gas Utilities - 2.3%
Atmos Energy Corp.	282,048	29,121,456
Independent Power and Renewable Electricity Producers - 14.0%
Independent Power Producers & Energy Traders - 10.2%
Clearway Energy, Inc.:
Class A	119,624	2,427,171
Class C	1,480,587	31,151,550
NRG Energy, Inc.	958,606	31,835,305
The AES Corp.	2,331,115	38,999,554
Vistra Energy Corp.	1,214,334	23,351,643
		127,765,223
Renewable Electricity - 3.8%
Atlantica Yield PLC	680,229	19,665,420
NextEra Energy Partners LP	473,444	27,303,515
		46,968,935

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		174,734,158

Multi-Utilities - 27.1%
Multi-Utilities - 27.1%
Ameren Corp.	482,490	38,116,710
CenterPoint Energy, Inc.	1,423,401	32,766,691
Consolidated Edison, Inc.	202,600	15,968,932
Dominion Energy, Inc.	1,850,963	144,708,288
Sempra Energy	759,384	106,146,696
		337,707,317
Oil, Gas & Consumable Fuels - 0.8%
Oil & Gas Storage & Transport - 0.8%
Cheniere Energy, Inc. (a)	194,101	9,955,440
Water Utilities - 0.4%
Water Utilities - 0.4%
SJW Corp.	77,770	4,757,969
TOTAL COMMON STOCKS
(Cost $1,071,984,774)		1,239,661,500
	Principal Amount	Value

Nonconvertible Bonds - 0.2%
Electric Utilities - 0.2%
Electric Utilities - 0.2%
Pacific Gas & Electric Co. 3.95% 12/1/47 (c)
(Cost $2,174,938)	2,225,000	2,247,250
	Shares	Value

Money Market Funds - 1.2%
Fidelity Cash Central Fund 1.60%(d)	12,428,891	12,431,377
Fidelity Securities Lending Cash Central Fund 1.60% (d)(e)	2,648,885	2,649,150
TOTAL MONEY MARKET FUNDS
(Cost $15,080,527)		15,080,527
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $1,089,240,239)		1,256,989,277
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(9,980,205)
NET ASSETS - 100%		$1,247,009,072

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Non-income producing - Security is in default.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$361,292
Fidelity Securities Lending Cash Central Fund	2,831
Total	$364,123

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,239,661,500	$1,239,661,500	$--	$--
Nonconvertible Bonds	2,247,250	--	2,247,250	--
Money Market Funds	15,080,527	15,080,527	--	--
Total Investments in Securities:	$1,256,989,277	$1,254,742,027	$2,247,250	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $2,457,576) — See accompanying schedule: Unaffiliated issuers (cost $1,074,159,712)	$1,241,908,750
Fidelity Central Funds (cost $15,080,527)	15,080,527
Total Investment in Securities (cost $1,089,240,239)		$1,256,989,277
Receivable for investments sold		34,375,085
Receivable for fund shares sold		5,296,944
Dividends receivable		6,998,636
Distributions receivable from Fidelity Central Funds		30,330
Prepaid expenses		5,551
Other receivables		13,756
Total assets		1,303,709,579
Liabilities
Payable for investments purchased	$31,745,112
Payable for fund shares redeemed	21,433,180
Accrued management fee	623,105
Other affiliated payables	212,678
Other payables and accrued expenses	37,282
Collateral on securities loaned	2,649,150
Total liabilities		56,700,507
Net Assets		$1,247,009,072
Net Assets consist of:
Paid in capital		$1,050,808,679
Total accumulated earnings (loss)		196,200,393
Net Assets		$1,247,009,072
Net Asset Value, offering price and redemption price per share ($1,247,009,072 ÷ 13,673,289 shares)		$91.20

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends		$36,809,116
Income from Fidelity Central Funds (including $2,831 from security lending)		364,123
Total income		37,173,239
Expenses
Management fee	$6,661,005
Transfer agent fees	2,088,359
Accounting and security lending fees	399,554
Custodian fees and expenses	10,889
Independent trustees' fees and expenses	6,504
Registration fees	89,159
Audit	45,188
Legal	1,784
Interest	5,497
Miscellaneous	7,689
Total expenses before reductions	9,315,628
Expense reductions	(80,485)
Total expenses after reductions		9,235,143
Net investment income (loss)		27,938,096
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	64,075,720
Redemptions in-kind with affiliated entities	7,538,422
Fidelity Central Funds	7
Foreign currency transactions	24,432
Total net realized gain (loss)		71,638,581
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(2,937,596)
Assets and liabilities in foreign currencies	(242)
Total change in net unrealized appreciation (depreciation)		(2,937,838)
Net gain (loss)		68,700,743
Net increase (decrease) in net assets resulting from operations		$96,638,839

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$27,938,096	$19,645,080
Net realized gain (loss)	71,638,581	65,504,258
Change in net unrealized appreciation (depreciation)	(2,937,838)	53,870,262
Net increase (decrease) in net assets resulting from operations	96,638,839	139,019,600
Distributions to shareholders	(29,428,267)	(73,577,455)
Share transactions
Proceeds from sales of shares	668,747,776	638,656,367
Reinvestment of distributions	27,518,824	68,851,242
Cost of shares redeemed	(557,231,194)	(449,165,874)
Net increase (decrease) in net assets resulting from share transactions	139,035,406	258,341,735
Total increase (decrease) in net assets	206,245,978	323,783,880
Net Assets
Beginning of period	1,040,763,094	716,979,214
End of period	$1,247,009,072	$1,040,763,094
Other Information
Shares
Sold	7,178,573	7,498,067
Issued in reinvestment of distributions	286,923	812,301
Redeemed	(5,990,923)	(5,452,798)
Net increase (decrease)	1,474,573	2,857,570

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Utilities Portfolio

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$85.32	$76.75	$77.05	$66.88	$72.85
Income from Investment Operations
Net investment income (loss)B	2.09	2.06	1.62	1.52	1.39
Net realized and unrealized gain (loss)	5.99	13.35	2.56	10.44	(4.49)
Total from investment operations	8.08	15.41	4.18	11.96	(3.10)
Distributions from net investment income	(1.94)	(1.37)	(1.29)	(1.77)	(1.60)
Distributions from net realized gain	(.26)	(5.46)	(3.19)	(.02)	(1.27)
Total distributions	(2.20)	(6.84)C	(4.48)	(1.79)	(2.87)
Redemption fees added to paid in capitalB	–	–	–D	–D	–D
Net asset value, end of period	$91.20	$85.32	$76.75	$77.05	$66.88
Total ReturnE	9.34%	20.17%	4.99%	18.21%	(4.19)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.75%	.78%	.78%	.79%	.80%
Expenses net of fee waivers, if any	.75%	.78%	.78%	.79%	.79%
Expenses net of all reductions	.74%	.76%	.77%	.78%	.78%
Net investment income (loss)	2.25%	2.45%	2.00%	2.09%	2.05%
Supplemental Data
Net assets, end of period (000 omitted)	$1,247,009	$1,040,763	$716,979	$696,138	$808,235
Portfolio turnover rateH	65%I	97%I	66%I	70%I	74%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $6.84 per share is comprised of distributions from net investment income of $1.373 and distributions from net realized gain of $5.463 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2020

1. Organization.

Utilities Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2020, is included at the end of Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in kind, partnerships, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$193,974,815
Gross unrealized depreciation	(29,679,782)
Net unrealized appreciation (depreciation)	$164,295,033
Tax Cost	$1,092,694,244

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,996,363
Undistributed long-term capital gain	$29,909,238
Net unrealized appreciation (depreciation) on securities and other investments	$164,294,791

The tax character of distributions paid was as follows:

	February 29, 2020	February 28, 2019
Ordinary Income	$25,895,270	$ 17,473,751
Long-term Capital Gains	3,532,997	56,103,704
Total	$29,428,267	$ 73,577,455

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions are noted in the table below.

	Purchases ($)	Sales ($)
Utilities Portfolio	963,908,985	784,340,369

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
Utilities Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Utilities Portfolio	$31,723

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Utilities Portfolio	Borrower	$13,508,500	2.44%	$5,497

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 272,865 shares of the Fund were redeemed in-kind for investments cash with a value of $24,994,414. The net realized gain of $7,538,422 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 1,469,597 shares of the Fund were redeemed in-kind for investments and cash with a value of $117,288,521. The Fund had a net realized gain of $26,295,315 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Utilities Portfolio	$2,993

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $279. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $73,484 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $239 and $359, respectively.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $6,403.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (Covid-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Utilities Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Utilities Portfolio (one of the funds constituting Fidelity Select Portfolios, referred to hereafter as the “Fund”) as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 9, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Mr.Michael E.Wiley, each of the Trustees oversees 302 funds. Mr Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or a member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as a member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2019 to February 29, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period-B September 1, 2019 to February 29, 2020
Actual	.74%	$1,000.00	$999.20	$3.68
Hypothetical-C		$1,000.00	$1,021.18	$3.72

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Utilities Portfolio voted to pay on April 9, 2020, to shareholders of record at the opening of business on April 8, 2020, a distribution of $2.339 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.157 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2020, $37,655,107, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Utilities Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) and Fidelity SelectCo, LLC (SelectCo) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts will reflect the replacement of SelectCo with FMR and will take effect upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below.

Utilities Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Utilities Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot not be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SELUTL-ANN-0420
1.813626.115

Item 2.

Code of Ethics

As of the end of the period, February 29, 2020, Fidelity Select Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communication Services Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Technology and Devices Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio and Wireless Portfolio (the “Funds”):

Services Billed by PwC

February 29, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$32,000	$2,700	$2,600	$1,200
Automotive Portfolio	$31,800	$2,700	$2,600	$1,200
Banking Portfolio	$31,800	$2,700	$2,800	$1,200
Biotechnology Portfolio	$62,900	$5,200	$16,800	$2,200
Brokerage and Investment Management Portfolio	$32,000	$2,700	$2,800	$1,200
Chemicals Portfolio	$32,900	$2,700	$2,800	$1,100
Communication Services Portfolio	$37,200	$3,100	$2,600	$1,300
Communications Equipment Portfolio	$32,000	$2,700	$2,600	$1,200
Computers Portfolio	$32,500	$2,800	$2,600	$1,200
Construction and Housing Portfolio	$31,300	$2,700	$2,600	$1,100
Consumer Discretionary Portfolio	$36,500	$2,700	$2,800	$1,100
Consumer Finance Portfolio	$32,000	$2,700	$3,600	$1,200
Consumer Staples Portfolio	$39,800	$3,200	$2,600	$1,300
Defense and Aerospace Portfolio	$32,000	$2,700	$2,600	$1,200
Energy Portfolio	$37,500	$2,800	$3,800	$1,200
Energy Service Portfolio	$33,200	$2,800	$3,000	$1,200
Environment and Alternative Energy Portfolio	$31,500	$2,700	$2,600	$1,100
Financial Services Portfolio	$37,500	$2,800	$2,600	$1,200
Gold Portfolio	$55,500	$4,900	$6,900	$2,100
Health Care Portfolio	$48,400	$3,100	$2,600	$1,300
Health Care Services Portfolio	$31,800	$2,700	$2,600	$1,200
Industrials Portfolio	$36,500	$2,700	$2,600	$1,100
Insurance Portfolio	$32,000	$2,700	$2,800	$1,200
IT Services Portfolio	$32,300	$2,800	$2,600	$1,200
Leisure Portfolio	$32,000	$2,700	$2,800	$1,200
Materials Portfolio	$39,800	$3,200	$3,700	$1,300
Medical Technology and Devices Portfolio	$31,800	$2,700	$2,600	$1,200
Natural Gas Portfolio	$31,600	$2,700	$2,800	$1,100
Natural Resources Portfolio	$31,100	$2,700	$3,000	$1,100
Pharmaceuticals Portfolio	$32,200	$2,700	$2,600	$1,100
Retailing Portfolio	$32,000	$2,700	$2,800	$1,200
Semiconductors Portfolio	$32,300	$2,800	$2,600	$1,200
Software and IT Services Portfolio	$31,300	$2,700	$3,400	$1,100
Technology Portfolio	$40,700	$3,000	$2,600	$1,300
Telecommunications Portfolio	$40,000	$3,100	$2,600	$1,300
Transportation Portfolio	$31,800	$2,700	$2,600	$1,200
Utilities Portfolio	$37,000	$2,700	$3,400	$1,200
Wireless Portfolio	$31,100	$2,700	$2,600	$1,100

February 28, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$34,000	$2,800	$2,600	$1,400
Automotive Portfolio	$34,000	$2,800	$2,600	$1,400
Banking Portfolio	$34,000	$2,800	$3,700	$1,400
Biotechnology Portfolio	$65,000	$5,300	$32,800	$2,600
Brokerage and Investment Management Portfolio	$34,000	$2,800	$3,400	$1,400
Chemicals Portfolio	$33,000	$2,800	$2,800	$1,400
Communication Services Portfolio	$41,000	$2,900	$2,600	$1,400
Communications Equipment Portfolio	$34,000	$2,800	$2,600	$1,400
Computers Portfolio	$34,000	$2,900	$3,500	$1,400
Construction and Housing Portfolio	$33,000	$2,800	$2,600	$1,300
Consumer Discretionary Portfolio	$36,000	$2,800	$2,600	$1,400
Consumer Finance Portfolio	$35,000	$2,800	$2,600	$1,400
Consumer Staples Portfolio	$43,000	$3,200	$2,600	$1,500
Defense and Aerospace Portfolio	$34,000	$2,800	$2,600	$1,400
Energy Portfolio	$37,000	$2,900	$3,000	$1,400
Energy Service Portfolio	$34,000	$2,900	$3,000	$1,400
Environment and Alternative Energy Portfolio	$33,000	$2,800	$2,600	$1,400
Financial Services Portfolio	$37,000	$2,900	$2,600	$1,400
Gold Portfolio	$59,000	$4,900	$6,900	$2,400
Health Care Portfolio	$40,000	$3,100	$2,600	$1,500
Health Care Services Portfolio	$34,000	$2,800	$2,600	$1,400
Industrials Portfolio	$38,000	$2,800	$2,600	$1,400
Insurance Portfolio	$34,000	$2,800	$3,700	$1,400
IT Services Portfolio	$34,000	$2,800	$2,600	$1,400
Leisure Portfolio	$34,000	$2,800	$2,800	$1,400
Materials Portfolio	$44,000	$3,200	$2,600	$1,500
Medical Technology and Devices Portfolio	$34,000	$2,800	$2,600	$1,400
Natural Gas Portfolio	$33,000	$2,800	$2,800	$1,400
Natural Resources Portfolio	$33,000	$2,700	$2,800	$1,300
Pharmaceuticals Portfolio	$33,000	$2,800	$2,600	$1,400
Retailing Portfolio	$34,000	$2,800	$2,600	$1,400
Semiconductors Portfolio	$34,000	$2,800	$3,500	$1,400
Software and IT Services Portfolio	$33,000	$2,800	$2,600	$1,300
Technology Portfolio	$40,000	$3,100	$2,600	$1,500
Telecommunications Portfolio	$43,000	$3,100	$2,600	$1,500
Transportation Portfolio	$34,000	$2,800	$2,600	$1,400
Utilities Portfolio	$36,000	$2,800	$2,600	$1,400
Wireless Portfolio	$33,000	$2,700	$2,600	$1,300

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	February 29, 2020A	February 28, 2019A
Audit-Related Fees	$7,927,700	$7,930,000
Tax Fees	$28,000	$15,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	February 29, 2020A	February 28, 2019A
PwC	$12,875,500	$11,430,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Select Portfolios

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 21, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	April 21, 2020